                                                   REGISTRATION NOS. 333-137942
                                                                      811-03240

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No.           [_]
                        Post Effective Amendment No. 19       [X]
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 192            [X]

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                              MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b) of Rule 485
[_]  on [date] pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485
[_]  on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Portfolio Director, Portfolio Director 2, Portfolio Director Plus.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.00 TO 12.00                                            May 1, 2013


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

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This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2013, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
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VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Conservative Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Lifestrategy Moderate Growth Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Investment-Grade Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Long-Term Treasury Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Wellington Fund
Global Strategy Fund                Small Cap Growth Fund               Vanguard Windsor II Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund           * closed to new investments August 31, 2012
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
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                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  10
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  15
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  16
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  17

OPTIONAL LIVING BENEFITS........................................  17
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  18
   IncomeLOCK Plus Options......................................  22

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  25
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  25
   Communicating Transfer or Reallocation Instructions..........  26
   Effective Date of Transfer...................................  26
   Transfers During the Payout Period...........................  26

FEES AND CHARGES................................................  27
   Account Maintenance Charge...................................  27
   Surrender Charge.............................................  27
       Amount of Surrender Charge...............................  27
       10% Free Withdrawal......................................  27
       Exceptions to Surrender Charge...........................  27
   Premium Tax Charge...........................................  28
   Separate Account Charges.....................................  28
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  28
   Separate Account Expense Reimbursements or Credits...........  29
   Market Value Adjustment ("MVA")..............................  29
   Optional Living Benefit Fees.................................  29
   Other Charges................................................  30

PAYOUT PERIOD...................................................  30
   Fixed Payout.................................................  30
   Assumed Investment Rate......................................  30
   Variable Payout..............................................  31
   Combination Fixed and Variable Payout........................  31
   Partial Annuitization........................................  31
   Payout Date..................................................  31
   Payout Options...............................................  32
   Payout Information...........................................  32


                                                                 PAGE
                                                                 ----

SURRENDER OF ACCOUNT VALUE......................................  32
   When Surrenders Are Allowed..................................  32
   Surrender Process............................................  33
   Amount That May Be Surrendered...............................  33
   Surrender Restrictions.......................................  33
   Partial Surrenders...........................................  33
   Systematic Withdrawals.......................................  33
   Distributions Required by Federal Tax Law....................  34
   Living Benefits..............................................  34

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  36
       Spousal Beneficiaries....................................  36
       Beneficiaries Other Than Spouses.........................  36
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  37
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  38
   IncomeLOCK Plus..............................................  38

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The 21 Day "Free Look".......................  39
   We Reserve Certain Rights....................................  39
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  40
   Types of Plans...............................................  40
   Tax Consequences in General..................................  41

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
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Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.


LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.


MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
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 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
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Maximum Loan Application Fee (per loan)                          $75
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State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
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 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
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                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
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   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     1.00
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   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.75
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   PUBLIC FUNDS
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       American Beacon Holland Large Cap Growth Fund, Investor Shares                       1.00
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       Ariel Appreciation Fund                                                              1.00
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       Ariel Fund                                                                           1.00
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       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               1.00
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       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             1.25
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       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.25
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       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.25
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       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.25
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       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            1.00
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       Vanguard Long-Term Treasury Fund, Investor Shares                                    1.00
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       Vanguard Wellington Fund, Investor Shares                                            1.25
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       Vanguard Windsor II Fund, Investor Shares                                            1.25
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 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%  1.75%(7)
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--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.


 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."



                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
One Covered Person             0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
Two Covered Persons            0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------


        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. With respect to this Fund, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (1.75%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $891  $2,137  $3,241   $5,516


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $438  $1,696  $2,807   $5,516


The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.75%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.

(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $562   $792   $1,008   $1,131


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $93    $292    $508    $1,131


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.


FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."


DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."


INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
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ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.


The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the

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income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS


As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI" or "Distributor"). AGDI, an affiliate of the Company, is located at 2929 Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGDI entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGDI will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or after May 31, 2013. Upon the closing date, SACS will become the Distributor for VALIC Separate Account A . SACS, also an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.


VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.


Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).


In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

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FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.


      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.


Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.


Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY

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BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.


Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.


Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong Shaw
                          Sub-Adviser: SunAmerica                              Associates Inc.; Barrow
                                                                               Hanley; Hotchkis and
 Growth Fund              Adviser: VALIC                                       Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan Stanley
                                                                               Investment Management, Inc.
 Mid Cap Growth Fund      Adviser: VALIC                                       and RCM Capital Management,
                          Sub-Adviser: Columbia                                LLC ("RCM")
                           Management

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.,
                                                                               Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman Value
                                                                               Management, LLC and Wells
 Small Cap Aggressive     Adviser: VALIC                                       Capital Management
   Growth Fund            Sub-Adviser: RS                                      Incorporated ("Wells Capital")
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century Capital
                           T. Rowe Price and                                   Management, LLC and Wells
                           Bridgeway Capital                                   Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management Inc.
 Small Cap Index Fund     Adviser: VALIC                                       ("JPMIM") and Metropolitan
                          Sub-Adviser: SunAmerica                              West Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin Advisers,
                           Investments, LLC                                    Inc. and Templeton Investment
                           ("PineBridge")                                      Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                                                                               Invesco and Massachusetts
 Foreign Value Fund       Adviser: VALIC                                       Financial Services Company
                          Sub-Adviser: Templeton                               ("MFS")
                           Global Advisors Ltd.

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             SunAmerica 2020 High     Adviser: VALIC
   Lifestyle Fund         Sub-Adviser: PineBridge      Watermark Fund*        Sub-Adviser: SunAmerica

 Asset Allocation Fund    Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
                          Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
                                                                              benefit from the
 Conservative Growth      Adviser: VALIC             Vanguard LifeStrategy    investment advisory
   Lifestyle Fund         Sub-Adviser: PineBridge      Growth Fund            services provided to the
                                                                              underlying funds in
 Dynamic Allocation Fund  Adviser: VALIC             Vanguard LifeStrategy    which they invest. The
                          Sub-Advisers:                Moderate Growth Fund   investment advisor to
                           AllianceBernstein L.P.                             the underlying funds is
                           and SunAmerica                                     Vanguard.

 Moderate Growth          Adviser: VALIC             Vanguard Wellington Fund Adviser: Wellington
   Lifestyle Fund         Sub-Adviser: PineBridge                              Management

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments


The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the

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funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.


Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.


PURCHASE UNITS


A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.


CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the

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Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit


The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.


STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.


An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of

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these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.


INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.


INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. Effective February 25, 2013, IncomeLOCK +8 is no longer available. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.


Income Credit Options


The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your

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Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.


      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum           Fixed Account Plus
Fixed Accounts                                      Short-Term Fixed Account
                              100%-Maximum          Capital Conservation Fund
                                                    Core Bond Fund
                                                    Government Securities Fund
                                                    Inflation Protected Fund
                                                    International Government Bond Fund
                                                    Money Market I Fund
                                                    Money Market II Fund
                                                    Strategic Bond Fund
                                                    Vanguard Long-Term Investment Grade Fund
                                                    Vanguard Long-Term Treasury Fund
-------------------------------------------------------------------------------------------------

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      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum          Aggressive Growth Lifestyle Fund
                                                  American Beacon Holland Large Cap Growth Fund
                              70%-Maximum         Asset Allocation Fund
                                                  Blue Chip Growth Fund
                                                  Broad Cap Value Income Fund
                                                  Capital Appreciation Fund
                                                  Conservative Growth Lifestyle Fund
                                                  Core Equity Fund
                                                  Dividend Value Fund
                                                  Dynamic Allocation Fund
                                                  Foreign Value Fund
                                                  Global Social Awareness Fund
                                                  Global Strategy Fund
                                                  Growth Fund
                                                  Growth & Income Fund
                                                  High Yield Bond Fund
                                                  International Equities Fund
                                                  International Growth Fund
                                                  Large Cap Core Fund
                                                  Large Capital Growth Fund
                                                  Large Cap Value Fund
                                                  Mid Cap Index Fund
                                                  Mid Cap Value Fund
                                                  Moderate Growth Lifestyle Fund
                                                  Socially Responsible Fund
                                                  Stock Index Fund
                                                  Value Fund
                                                  Vanguard LifeStrategy Conservative Growth Fund
                                                  Vanguard LifeStrategy Growth Fund
                                                  Vanguard LifeStrategy Moderate Growth Fund
                                                  Vanguard Wellington Fund
                                                  Vanguard Windsor II Fund
-------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum          Ariel Appreciation Fund
                                                  Ariel Fund
                              10%-Maximum         Emerging Economies Fund
                                                  Global Real Estate Fund
                                                  Health Sciences Fund
                                                  International Opportunities Fund
                                                  Invesco Balanced-Risk Commodity Strategy Fund
                                                  Mid Cap Growth Fund
                                                  Mid Cap Strategic Growth Fund
                                                  Nasdaq-100(R) Index Fund
                                                  Science and Technology Fund
                                                  Small Cap Aggressive Growth Fund
                                                  Small Cap Fund
                                                  Small Cap Growth Fund
                                                  Small Cap Index Fund
                                                  Small Cap Special Values Fund
                                                  Small Cap Value Fund
                                                  Small-Mid Growth Fund

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Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued

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prior to February 25, 2013. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.


LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.


Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

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(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

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  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6


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       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
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Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------


 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.


Calculation of the Value of each Component of the Benefit


The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to December 26, 2012.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

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Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.


The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.


Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.


If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

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Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.


TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or

--------------------------------------------------------------------------------

prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.


Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.


AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

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  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

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We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

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* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

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The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

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VARIABLE PAYOUT


With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.


In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.


For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.


SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

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SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.


If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.


Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal

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Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.


MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.


IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO


All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).


IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE


If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

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If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.


If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").


EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.
SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

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Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT


The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contracts issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.


The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.


This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

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STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).


Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.


The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

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The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit
Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the

--------------------------------------------------------------------------------

changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.


TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

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  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.


Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b), 401(k), and eligible 457(b) Roth accounts, pursuant to section 402A.


Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for

--------------------------------------------------------------------------------

grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the opinion of VALIC and its tax counsel, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.


It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
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There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in
2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages.


The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $770,000 of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Death Master File, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that AIG's Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.


FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.


           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19


                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*

                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2012 5.582   6.262    11,341,787
                                             2011 5.586   5.582    10,743,259
                                             2010 4.925   5.586    21,847,662
                                             2009 4.024   4.925    11,080,728
                                             2008 5.218   4.024    25,594,227
                                             2007 4.958   5.218    29,632,439
                                             2006 4.481   4.958    31,608,964
                                             2005 4.364   4.481    35,686,374
                                             2004 4.063   4.364    42,594,301
                                             2003 3.429   4.063    42,040,433
    Blue Chip Growth Fund (Division 72)      2012 0.965   1.128   290,732,124
                                             2011 0.960   0.965   292,547,139
                                             2010 0.835   0.960   303,937,553
                                             2009 0.589   0.835   367,144,690
                                             2008 1.042   0.589   323,752,720
                                             2007 0.931   1.042   104,627,072
                                             2006 0.859   0.931    74,704,474
                                             2005 0.819   0.859    53,581,598
                                             2004 0.760   0.819    48,582,232
                                             2003 0.593   0.760    40,347,736
    Broad Cap Value Income Fund
     (Division 75)                           2012 1.066   1.203    20,711,268
                                             2011 1.059   1.066    19,392,587
                                             2010 0.935   1.059    16,472,333
                                             2009 0.753   0.935    15,694,879
                                             2008 1.161   0.753    16,324,261
                                             2007 1.151   1.161    18,440,424
                                             2006 1.010   1.151    18,608,980
    Capital Conservation Fund (Division 7)   2012 3.463   3.637    35,290,472
                                             2011 3.274   3.463    29,728,225
                                             2010 3.067   3.274    33,209,360
                                             2009 2.790   3.067    26,677,114
                                             2008 2.906   2.790    32,378,330
                                             2007 2.831   2.906    48,373,403
                                             2006 2.736   2.831    60,382,625
                                             2005 2.715   2.736    33,131,168
                                             2004 2.638   2.715    25,767,071
                                             2003 2.559   2.638    26,764,417
    Core Equity Fund (Division 15)           2012 2.022   2.286    78,896,796
                                             2011 2.052   2.022    86,784,230
                                             2010 1.837   2.052    94,436,980
                                             2009 1.505   1.837   104,827,771
                                             2008 2.415   1.505   117,336,313
                                             2007 2.369   2.415   137,228,625
                                             2006 2.141   2.369   164,294,892
                                             2005 2.080   2.141   204,573,223
                                             2004 1.945   2.080   251,431,904
                                             2003 1.549   1.945   296,958,636
    Dividend Value Fund (Division 21)        2012 1.709   1.905   163,254,122
                                             2011 1.596   1.709   101,063,866
                                             2010 1.413   1.596    68,862,420
                                             2009 1.200   1.413    61,709,268
                                             2008 1.871   1.200    69,182,773
                                             2007 1.898   1.871    80,805,721
                                             2006 1.637   1.898    95,564,030
                                             2005 1.581   1.637   113,451,896
                                             2004 1.416   1.581   125,932,333
                                             2003 1.107   1.416   136,765,754


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)    2012    --   0.998         1,278
    Emerging Economies Fund (Division 87)     2012 0.853   1.004   448,359,082
                                              2011 0.991   0.853   183,542,976
                                              2010 0.900   0.991   190,097,376
                                              2009 0.701   0.900   206,475,201
                                              2008 1.314   0.701   224,735,991
                                              2007 1.217   1.314   256,512,330
                                              2006 1.064   1.217   273,299,882
    Foreign Value Fund (Division 89)          2012 0.987   1.161   579,481,027
                                              2011 1.147   0.987   642,061,277
                                              2010 1.076   1.147   638,574,514
                                              2009 0.738   1.076   577,553,905
                                              2008 1.344   0.738   620,212,606
                                              2007 1.221   1.344   672,951,247
                                              2006 1.065   1.221   547,287,495
    Global Real Estate Fund (Division 101)    2012 0.894   1.160   241,543,325
                                              2011 0.982   0.894   232,943,420
                                              2010 0.839   0.982   213,011,694
                                              2009 0.643   0.839            --
                                              2008    --   0.643   243,173,392
    Global Social Awareness Fund
     (Division 12)                            2012 3.533   4.103    42,760,926
                                              2011 3.804   3.533    44,012,539
                                              2010 3.423   3.804    52,474,118
                                              2009 2.628   3.423    50,267,504
                                              2008 4.423   2.628    70,913,038
                                              2007 4.279   4.423    79,161,938
                                              2006 3.741   4.279    80,893,362
                                              2005 3.631   3.741    88,315,012
                                              2004 3.317   3.631   101,512,026
                                              2003 2.608   3.317   110,369,646
    Global Strategy Fund (Division 88)        2012 1.365   1.615   211,834,246
                                              2011 1.410   1.365   257,082,832
                                              2010 1.275   1.410   273,106,060
                                              2009 1.038   1.275   252,273,797
                                              2008 1.324   1.038   284,368,915
                                              2007 1.215   1.324   312,569,282
                                              2006 1.084   1.215   296,902,494
    Government Securities Fund (Division 8)   2012 3.496   3.589    22,678,354
                                              2011 3.216   3.496    22,839,524
                                              2010 3.125   3.216    28,341,239
                                              2009 3.280   3.125    26,317,113
                                              2008 3.019   3.280    40,652,547
                                              2007 2.832   3.019    29,052,492
                                              2006 2.776   2.832    30,761,335
                                              2005 2.733   2.776    36,469,959
                                              2004 2.668   2.733    41,192,679
                                              2003 2.664   2.668    48,017,234
    Growth Fund (Division 78)                 2012 1.044   1.187   528,155,797
                                              2011 1.016   1.044   529,636,867
                                              2010 0.906   1.061   551,249,645
                                              2009 0.670   0.906   600,691,043
                                              2008 1.122   0.670   656,297,029
                                              2007 0.936   1.122   740,276,858
                                              2006 0.913   0.936   915,398,362
                                              2005    --      --            --


--------

* The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director.

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                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Growth & Income Fund (Division 16)       2012 2.102   2.359    27,951,197
                                             2011 2.220   2.102    29,538,389
                                             2010 1.997   2.220    31,055,345
                                             2009 1.656   1.997    33,580,307
                                             2008 2.645   1.656    37,648,494
                                             2007 2.496   2.645    42,987,180
                                             2006 2.185   2.496    48,317,136
                                             2005 2.175   2.185    58,985,361
                                             2004 1.985   2.175    70,680,178
                                             2003 1.634   1.985    88,456,378
    Health Sciences Fund (Division 73)       2012 1.606   2.095   119,014,862
                                             2011 1.469   1.606   103,364,423
                                             2010 1.281   1.469    98,078,111
                                             2009 0.984   1.281   105,320,949
                                             2008 1.412   0.984   114,902,634
                                             2007 1.213   1.412   117,736,242
                                             2006 1.130   1.213   126,438,293
                                             2005 1.009   1.130   135,790,336
                                             2004 0.884   1.009   140,193,273
                                             2003 0.651   0.884   111,112,131
    Inflation Protected Fund (Division 77)   2012 1.293   1.383   258,308,256
                                             2011 1.186   1.293   220,201,675
                                             2010 1.098   1.186   177,023,759
                                             2009 1.012   1.098   143,606,653
                                             2008 1.079   1.012   121,583,367
                                             2007 1.011   1.079    10,865,742
                                             2006 1.017   1.011    10,046,941
                                             2005 1.000   1.017    11,056,826
                                             2004    --   1.000            --
    International Equities Fund
     (Division 11)                           2012 1.430   1.657   400,470,192
                                             2011 1.662   1.430   454,616,647
                                             2010 1.548   1.662   446,458,741
                                             2009 1.206   1.548   408,178,586
                                             2008 2.153   1.206   443,006,498
                                             2007 1.999   2.153   414,999,326
                                             2006 1.641   1.999   396,739,220
                                             2005 1.417   1.641   336,425,664
                                             2004 1.214   1.417   236,838,112
                                             2003 0.946   1.214    94,147,400
    International Government Bond Fund
     (Division 13)                           2012 3.005   3.232    42,794,823
                                             2011 2.905   3.005    52,050,637
                                             2010 2.714   2.905    42,388,762
                                             2009 2.457   2.714    40,686,385
                                             2008 2.495   2.457    50,811,427
                                             2007 2.355   2.495    46,683,335
                                             2006 2.204   2.355    48,786,599
                                             2005 2.239   2.204    55,823,550
                                             2004 2.044   2.239    60,838,720
                                             2003 1.729   2.044    66,821,042
    International Growth Fund
     (Division 20)                           2012 2.026   2.411   145,325,269
                                             2011 2.269   2.026   150,087,437
                                             2010 2.036   2.269   165,141,915
                                             2009 1.519   2.036   173,448,999
                                             2008 2.645   1.519   188,123,588
                                             2007 2.330   2.645   197,901,214
                                             2006 1.862   2.330   202,762,589
                                             2005 1.654   1.862   194,195,625
                                             2004 1.445   1.654   221,113,668
                                             2003 1.164   1.445   246,891,622
    Large Cap Core Fund (Division 76)        2012 1.217   1.429    63,753,636
                                             2011 1.242   1.217    65,336,534
                                             2010 1.074   1.242    60,235,969
                                             2009 0.785   1.074    72,316,023
                                             2008 1.174   0.785    88,166,893
                                             2007 1.097   1.174    47,416,402
                                             2006 0.997   1.097    81,372,372
                                             2005    --      --            --


                                                                NUMBER OF
                                                UNIT    UNIT      UNITS
                                               VALUE   VALUE   OUTSTANDING
     FUND NAME                            YEAR AT 1/1 AT 12/31  AT 12/31
     ---------                            ---- ------ -------- -----------
       Large Capital Growth Fund
        (Division 79)                     2012  1.065   1.185  227,063,833
                                          2011  1.146   1.065  247,157,945
                                          2010  1.002   1.146  266,574,438
                                          2009  0.772   1.002  289,165,827
                                          2008  1.268   0.772  317,488,578
                                          2007  1.113   1.268  358,163,427
                                          2006  1.022   1.113  418,512,943
                                          2005     --      --           --
       Mid Cap Index Fund (Division 4)    2012 11.215  13.048  131,802,264
                                          2011 11.559  11.215  139,014,512
                                          2010  9.248  11.559  167,554,750
                                          2009  6.755   9.248  150,937,855
                                          2008 10.811   6.755  187,891,321
                                          2007 10.145  10.811  217,428,913
                                          2006  9.317  10.145  207,349,862
                                          2005  8.388   9.317  198,552,536
                                          2004  7.301   8.388  187,095,480
                                          2003  5.457   7.301  174,675,260
       Mid Cap Strategic Growth Fund
        (Division 83)                     2012  1.316   1.423  128,070,724
                                          2011  1.426   1.316  145,399,643
                                          2010  1.141   1.426  162,820,951
                                          2009  0.784   1.141  174,642,716
                                          2008  1.525   0.784  185,473,745
                                          2007  1.187   1.525  209,736,140
                                          2006  1.147   1.187  211,121,130
                                          2005     --      --           --
       Money Market I Fund (Division 6)   2012  2.088   2.067  134,317,148
                                          2011  2.109   2.088  141,509,055
                                          2010  2.129   2.109  139,892,360
                                          2009  2.144   2.129  148,465,945
                                          2008  2.119   2.144  179,084,738
                                          2007  2.044   2.119  164,860,982
                                          2006  1.973   2.044  147,203,713
                                          2005  1.940   1.973  128,654,836
                                          2004  1.944   1.940  129,467,234
                                          2003  1.952   1.944  161,634,525
       Nasdaq-100(R) Index Fund
        (Division 46)                     2012  0.622   0.726  172,385,275
                                          2011  0.610   0.622  147,793,034
                                          2010  0.515   0.610  152,993,906
                                          2009  0.334   0.515  159,058,882
                                          2008  0.587   0.334  131,648,872
                                          2007  0.500   0.587  138,820,333
                                          2006  0.473   0.500  134,541,571
                                          2005  0.472   0.473  153,359,003
                                          2004  0.433   0.472  176,444,590
                                          2003  0.293   0.433  176,475,089
       Science & Technology Fund
        (Division 17)                     2012  2.651   2.943  178,461,643
                                          2011  2.848   2.651  198,738,067
                                          2010  2.356   2.848  221,693,654
                                          2009  1.438   2.356  245,097,631
                                          2008  2.689   1.438  257,209,740
                                          2007  2.308   2.689  292,041,687
                                          2006  2.202   2.308  349,489,774
                                          2005  2.153   2.202  433,689,791
                                          2004  2.157   2.153  535,595,406
                                          2003  1.439   2.157  622,810,395
       Small Cap Aggressive Growth Fund
        (Division 86)                     2012  1.156   1.317   43,036,493
                                          2011  1.300   1.156   46,417,390
                                          2010  1.028   1.300   52,542,913
                                          2009  0.678   1.028   51,663,514
                                          2008  1.152   0.678   43,117,503
                                          2007  1.017   1.152   48,974,593
                                          2006  1.003   1.017   38,558,384
                                          2005     --      --           --

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      Small Cap Fund (Division 18)          2012 2.790   3.200    78,544,274
                                            2011 2.839   2.790    87,744,409
                                            2010 2.214   2.839    95,934,679
                                            2009 1.742   2.214   105,352,371
                                            2008 2.676   1.742   117,886,782
                                            2007 2.881   2.676   138,219,053
                                            2006 2.685   2.881   170,990,484
                                            2005 2.526   2.685   205,943,433
                                            2004 2.144   2.526   238,208,574
                                            2003 1.588   2.144   268,362,373
      Small Cap Index Fund (Division 14)    2012 3.704   4.256   136,984,141
                                            2011 3.910   3.704   150,299,747
                                            2010 3.121   3.910   178,158,043
                                            2009 2.458   3.121   166,837,395
                                            2008 3.789   2.458   206,050,238
                                            2007 3.901   3.789   248,987,688
                                            2006 3.338   3.901   238,851,921
                                            2005 3.233   3.337   219,709,484
                                            2004 2.770   3.233   173,418,721
                                            2003 1.910   2.770   134,607,266
      Small Cap Special Values Fund
       (Division 84)                        2012 0.972   1.101   123,878,008
                                            2011 1.033   0.972   135,244,030
                                            2010 0.858   1.033   149,043,435
                                            2009 0.659   0.858   162,861,427
                                            2008 1.032   0.659   178,261,651
                                            2007 1.159   1.032   211,527,802
                                            2006 1.044   1.159   260,743,531
                                            2005    --      --            --
      Small-Mid Growth Fund (Division 85)   2012 0.999   1.104    69,751,171
                                            2011 1.055   0.999    73,777,559
                                            2010 0.844   1.055    80,819,723
                                            2009 0.605   0.844    85,290,921
                                            2008 1.014   0.605    88,644,708
                                            2007 1.054   1.014    98,751,123
                                            2006 1.015   1.054   124,969,528
                                            2005    --      --            --
      Stock Index Fund (Division 10)        2012 5.186   5.934   375,264,648
                                            2011 5.144   5.186   398,646,448
                                            2010 4.530   5.144   480,739,224
                                            2009 3.627   4.530   435,420,314
                                            2008 5.834   3.627   520,561,748
                                            2007 5.606   5.834   641,546,116
                                            2006 4.906   5.606   692,630,109
                                            2005 4.739   4.906   722,006,187
                                            2004 4.332   4.739   733,344,085
                                            2003 3.413   4.332   756,956,966
      Value Fund (Division 74)              2012 1.215   1.406    50,422,500
                                            2011 1.256   1.215    68,559,347
                                            2010 1.104   1.256    71,524,774
                                            2009 0.836   1.104    89,461,814
                                            2008 1.459   0.836    99,631,010
                                            2007 1.387   1.459    55,860,982
                                            2006 1.204   1.387    47,029,448
                                            2005 1.143   1.204   106,759,435
                                            2004 0.993   1.143     5,566,386
                                            2003 0.796   0.993     3,243,907
    VALIC COMPANY II
      Aggressive Growth Lifestyle Fund
       (Division 48)                        2012 1.933   2.210   127,721,427
                                            2011 1.951   1.933    92,224,594
                                            2010 1.695   1.951    66,017,184
                                            2009 1.322   1.695    51,661,244
                                            2008 1.987   1.322    43,700,400
                                            2007 1.824   1.987    38,013,516
                                            2006 1.612   1.824    29,919,644
                                            2005 1.451   1.612    21,755,930
                                            2004 1.289   1.451    19,008,640
                                            2003 1.004   1.289    16,342,363


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Capital Appreciation Fund (Division 39)   2012 0.958   1.122    23,617,555
                                              2011 0.984   0.958    22,658,750
                                              2010 0.867   0.984    23,528,273
                                              2009 0.660   0.867    25,414,079
                                              2008 1.192   0.660    27,906,873
                                              2007 1.001   1.192    22,564,438
                                              2006 0.955   1.001     6,847,976
                                              2005 0.930   0.955     7,173,328
                                              2004 0.858   0.930     7,749,417
                                              2003 0.686   0.858     7,347,981
    Conservative Growth Lifestyle Fund
     (Division 50)                            2012 2.123   2.358    80,441,631
                                              2011 2.068   2.123    50,013,534
                                              2010 1.837   2.068    37,681,320
                                              2009 1.531   1.837    25,909,997
                                              2008 1.888   1.531    24,222,869
                                              2007 1.776   1.888    22,356,559
                                              2006 1.632   1.776    17,055,833
                                              2005 1.548   1.632    15,152,237
                                              2004 1.429   1.548    13,226,075
                                              2003 1.229   1.429    11,189,541
    Core Bond Fund (Division 58)              2012 1.816   1.936   200,538,609
                                              2011 1.723   1.816   172,596,496
                                              2010 1.584   1.723   114,248,819
                                              2009 1.376   1.584    70,040,116
                                              2008 1.456   1.376    64,810,715
                                              2007 1.412   1.456   117,713,661
                                              2006 1.356   1.412    51,359,802
                                              2005 1.337   1.356    27,520,001
                                              2004 1.285   1.337    22,213,550
                                              2003 1.245   1.285    13,199,419
    High Yield Bond Fund (Division 60)        2012 2.070   2.337   108,507,775
                                              2011 1.997   2.070    86,556,392
                                              2010 1.773   1.997    85,272,412
                                              2009 1.245   1.773    86,815,233
                                              2008 1.825   1.245    86,682,126
                                              2007 1.812   1.825    89,538,441
                                              2006 1.626   1.812    57,954,424
                                              2005 1.527   1.626    44,238,174
                                              2004 1.328   1.527    39,464,716
                                              2003 1.029   1.328    31,141,647
    International Opportunities Fund
     (Division 33)                            2012 1.498   1.815   238,169,790
                                              2011 1.878   1.498   302,524,054
                                              2010 1.577   1.878   292,442,561
                                              2009 1.265   1.577   316,175,936
                                              2008 2.175   1.265   329,905,870
                                              2007 2.071   2.175   284,895,727
                                              2006 1.735   2.071   233,726,830
                                              2005 1.350   1.735   121,703,328
                                              2004 1.140   1.350    15,045,345
                                              2003 0.897   1.140    15,336,882
    Large Cap Value Fund (Division 40)        2012 1.617   1.877    64,775,143
                                              2011 1.704   1.617    78,162,609
                                              2010 1.481   1.704    78,649,042
                                              2009 1.354   1.481    85,633,772
                                              2008 2.156   1.354    92,838,525
                                              2007 2.108   2.156   136,506,465
                                              2006 1.791   2.108   114,682,334
                                              2005 1.657   1.791    25,083,084
                                              2004 1.471   1.657    22,466,486
                                              2003 1.162   1.471    19,554,529
    Mid Cap Growth Fund (Division 37)         2012 1.281   1.415    71,170,383
                                              2011 1.360   1.281    95,028,638
                                              2010 1.121   1.360   102,450,795
                                              2009 0.786   1.121   142,960,243
                                              2008 1.484   0.786   148,636,778
                                              2007 1.312   1.484    50,257,714
                                              2006 1.149   1.312    37,682,153
                                              2005 1.041   1.149    35,768,812
                                              2004 0.931   1.041    38,665,585
                                              2003 0.677   0.931    38,639,597

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Mid Cap Value Fund (Division 38)          2012 3.097   3.744   143,237,727
                                              2011 3.421   3.097   136,166,075
                                              2010 2.821   3.421   114,350,420
                                              2009 2.078   2.821   112,883,236
                                              2008 3.415   2.078   120,463,020
                                              2007 3.347   3.415   107,756,457
                                              2006 2.888   3.347    99,345,096
                                              2005 2.660   2.888    87,198,782
                                              2004 2.305   2.660    73,553,326
                                              2003 1.620   2.305    53,467,855
    Moderate Growth Lifestyle Fund
     (Division 49)                            2012 2.094   2.362   180,791,433
                                              2011 2.083   2.094   128,021,253
                                              2010 1.827   2.083    96,175,029
                                              2009 1.460   1.827    74,992,233
                                              2008 1.992   1.460    68,593,574
                                              2007 1.844   1.992    58,572,778
                                              2006 1.673   1.844    44,694,888
                                              2005 1.551   1.673    37,159,710
                                              2004 1.406   1.551    31,312,396
                                              2003 1.148   1.406    24,012,378
    Money Market II Fund (Division 44)        2012 1.255   1.245   101,208,543
                                              2011 1.264   1.255   111,284,185
                                              2010 1.274   1.264   106,677,105
                                              2009 1.279   1.274   135,451,933
                                              2008 1.260   1.279   195,844,578
                                              2007 1.213   1.260   223,310,298
                                              2006 1.169   1.213   156,300,640
                                              2005 1.146   1.169    55,418,724
                                              2004 1.146   1.146    47,203,913
                                              2003 1.147   1.146    48,507,704
    Small Cap Growth Fund (Division 35)       2012 1.631   1.819    33,519,019
                                              2011 1.715   1.631    35,002,239
                                              2010 1.292   1.715    31,659,159
                                              2009 0.945   1.292    26,637,546
                                              2008 1.677   0.945    25,128,636
                                              2007 1.624   1.677    24,916,073
                                              2006 1.488   1.624    23,403,119
                                              2005 1.431   1.488    23,026,702
                                              2004 1.300   1.431    23,436,506
                                              2003 0.898   1.300    21,201,957
    Small Cap Value Fund (Division 36)        2012 2.245   2.564   136,086,201
                                              2011 2.452   2.245   139,441,971
                                              2010 1.964   2.452   146,284,682
                                              2009 1.593   1.964   150,377,564
                                              2008 2.284   1.593   117,524,519
                                              2007 2.474   2.284    75,988,731
                                              2006 2.098   2.474    51,628,606
                                              2005 1.981   2.098    33,942,615
                                              2004 1.672   1.981    36,447,218
                                              2003 1.210   1.672    26,691,411
    Socially Responsible Fund (Division 41)   2012 1.406   1.608   295,333,876
                                              2011 1.398   1.406   409,272,143
                                              2010 1.229   1.398   476,195,949
                                              2009 0.947   1.229   537,168,008
                                              2008 1.528   0.947   567,706,671
                                              2007 1.481   1.528   569,830,560
                                              2006 1.290   1.481   285,730,988
                                              2005 1.249   1.290    92,619,529
                                              2004 1.145   1.249    66,177,719
                                              2003 0.899   1.145     3,134,200
    Strategic Bond Fund (Division 59)         2012 2.336   2.606   188,347,893
                                              2011 2.256   2.336   162,185,471
                                              2010 2.047   2.256   145,727,132
                                              2009 1.637   2.047   132,844,492
                                              2008 1.922   1.637   128,930,853
                                              2007 1.860   1.922   134,462,026
                                              2006 1.726   1.860   101,694,271
                                              2005 1.658   1.726    73,060,919
                                              2004 1.510   1.658    48,488,686
                                              2003 1.274   1.510    29,922,875


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
   FUND NAME                                 YEAR AT 1/1 AT 12/31  AT 12/31
   ---------                                 ---- ------ -------- -----------
   PUBLIC FUNDS
     American Beacon Holland Large Cap
      Growth Fund (Division 70)              2012 1.071   1.190    26,529,443
                                             2011 1.047   1.071    25,080,056
                                             2010 0.927   1.047    20,565,906
                                             2009 0.674   0.927    20,271,834
                                             2008 1.044   0.674    16,563,913
                                             2007 0.964   1.044    18,146,308
                                             2006 0.925   0.964    22,185,106
                                             2005 0.942   0.925    28,082,034
                                             2004 0.856   0.942    29,569,648
                                             2003 0.677   0.856    27,447,905
     Ariel Appreciation Fund (Division 69)   2012 1.772   2.093   104,394,611
                                             2011 1.931   1.772   110,259,195
                                             2010 1.631   1.931   112,032,561
                                             2009 1.011   1.631   118,116,686
                                             2008 1.723   1.011   125,837,892
                                             2007 1.765   1.723   149,402,054
                                             2006 1.607   1.765   179,015,204
                                             2005 1.577   1.607   221,437,590
                                             2004 1.408   1.577   229,890,934
                                             2003 1.086   1.408   206,608,880
     Ariel Fund (Division 68)                2012 1.740   2.073   118,632,237
                                             2011 1.983   1.740   132,467,517
                                             2010 1.590   1.983   142,222,168
                                             2009 0.983   1.590   145,696,578
                                             2008 1.918   0.983   151,912,178
                                             2007 1.971   1.918   179,090,018
                                             2006 1.804   1.971   203,597,513
                                             2005 1.805   1.804   248,747,221
                                             2004 1.495   1.805   238,319,819
                                             2003 1.179   1.495   164,155,846
     Invesco Balanced-Risk Commodity
      Strategy Fund (Division 102)           2012 0.967   0.992   180,710,150
                                             2011    --   0.967     4,758,993
     SunAmerica 2020 High Watermark
      (Division 82)                          2012 1.139   1.173    11,398,362
                                             2011 0.983   1.139    13,898,613
                                             2010 0.915   0.983    13,188,933
                                             2009 0.987   0.915    11,459,016
                                             2008 1.193   0.987    10,635,507
                                             2007 1.142   1.193     9,628,949
                                             2006 1.043   1.142     8,522,965
                                             2005 1.000   1.043     6,497,562
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)              2012 1.606   1.732    35,294,428
                                             2011 1.598   1.606    32,831,197
                                             2010 1.456   1.598    31,863,845
                                             2009 1.259   1.456    29,267,705
                                             2008 1.585   1.259    29,098,257
                                             2007 1.500   1.585    28,505,070
                                             2006 1.373   1.500    24,932,287
                                             2005 1.331   1.373    23,620,566
                                             2004 1.247   1.331    21,191,862
                                             2003 1.084   1.247    15,549,861
     Vanguard LifeStrategy Growth Fund
      (Division 52)                          2012 1.503   1.698    83,681,008
                                             2011 1.558   1.503    82,684,661
                                             2010 1.371   1.558    79,140,490
                                             2009 1.110   1.371    75,530,156
                                             2008 1.714   1.110    71,279,560
                                             2007 1.615   1.714    65,934,408
                                             2006 1.408   1.615    54,454,410
                                             2005 1.334   1.408    46,018,176
                                             2004 1.200   1.334    39,074,462
                                             2003 0.945   1.200    29,501,426

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
   FUND NAME                                 YEAR AT 1/1 AT 12/31  AT 12/31
   ---------                                 ---- ------ -------- -----------
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2012 1.591   1.756    89,444,247
                                             2011 1.606   1.591    86,842,878
                                             2010 1.436   1.606    82,593,652
                                             2009 1.208   1.436    77,302,792
                                             2008 1.664   1.208    74,246,099
                                             2007 1.570   1.664    70,289,060
                                             2006 1.403   1.570    62,422,794
                                             2005 1.344   1.403    54,569,540
                                             2004 1.231   1.344    44,712,770
                                             2003 1.018   1.231    31,957,206
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                     2012 2.719   3.006    89,418,315
                                             2011 2.344   2.719    73,731,572
                                             2010 2.138   2.344    61,770,469
                                             2009 1.986   2.138    59,897,315
                                             2008 1.961   1.986    61,895,100
                                             2007 1.909   1.961    72,272,448
                                             2006 1.875   1.909    93,197,696
                                             2005 1.801   1.875    92,563,685
                                             2004 1.670   1.801    88,925,721
                                             2003 1.587   1.670    91,817,451
     Vanguard Long-Term Treasury Fund
      (Division 23)                          2012 3.044   3.118    81,235,366
                                             2011 2.378   3.044    85,528,223
                                             2010 2.205   2.378    92,190,568
                                             2009 2.533   2.205   102,397,220
                                             2008 2.088   2.533   132,267,500
                                             2007 1.931   2.088   103,943,061
                                             2006 1.917   1.931   114,020,665
                                             2005 1.816   1.917   142,074,181
                                             2004 1.712   1.816   133,787,616
                                             2003 1.685   1.712   156,141,471


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard Wellington Fund (Division 25)   2012 2.754   3.061   385,144,392
                                             2011 2.685   2.754   405,547,723
                                             2010 2.451   2.685   434,480,517
                                             2009 2.031   2.451   443,758,717
                                             2008 2.646   2.031   477,990,784
                                             2007 2.473   2.646   509,447,867
                                             2006 2.179   2.473   488,943,410
                                             2005 2.065   2.179   480,789,133
                                             2004 1.881   2.065   456,537,648
                                             2003 1.577   1.881   418,314,508
    Vanguard Windsor II Fund (Division 24)   2012 2.301   2.652   412,181,555
                                             2011 2.268   2.301   455,670,339
                                             2010 2.077   2.268   488,978,581
                                             2009 1.655   2.077   531,346,036
                                             2008 2.648   1.655   530,919,431
                                             2007 2.623   2.648   522,891,970
                                             2006 2.246   2.623   552,878,216
                                             2005 2.125   2.246   565,988,092
                                             2004 1.819   2.125   528,124,696
                                             2003 1.416   1.819   505,959,163

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.


EXAMPLE 1:


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES


Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:



            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.


On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------


reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:



           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.


On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:



            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360



On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------



On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK and IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK +8 endorsements.


TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
            IncomeLOCK Plus Options........................... D-10
               Calculation of the Value of each Component of
                 the Benefit.................................. D-10
               Automatic Termination of IncomeLOCK Plus....... D-11
            Surrender of Account Value........................ D-11

            LOANS............................................. D-11


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.


BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.


MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.


MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES


IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:


            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.

/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK


IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.


--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------



Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.


Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.


                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%


Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.


Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table


--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------

above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.


Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.


Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:


1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or


2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES


The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.


SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.


Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.


The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.


Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.


MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:


1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.


2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:


1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary


Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.


Non-Spousal Beneficiary


Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


INCOMELOCK PLUS


Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:


FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

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For Endorsement Dates of December 26, 2012 through February 24, 2013:



            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.


Income Credit Options


The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.


For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.


For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.


Amounts Received Under IncomeLOCK Plus


You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1,


--------
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

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2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.


Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).


The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6



---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.25% for Life  4% / 4%
---------------------------------------------------------------------------------------


 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8



            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


Investment Restrictions


As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)

/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


                      ------------------------------------
                      Multi-Year Fixed Option - 3 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 5 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 7 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 10 years
                      ------------------------------------
                      ------------------------------------
                      SunAmerica 2020 High Watermark Fund
                      ------------------------------------


Automatic Allocation to Fixed Account Plus


We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.


The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.


If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.


CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT


The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK
Plus--Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.


If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.


Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.


The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.


SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.


LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2013 American International Group, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.10 TO 12.10                                            May 1, 2013


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2013, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                Vanguard Lifestrategy Conservative Growth Fund
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Moderate Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Long-Term Investment-Grade Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Treasury Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Wellington Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Windsor II Fund
Global Strategy Fund                Small Cap Growth Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  10
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  15
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  16
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  17

OPTIONAL LIVING BENEFITS........................................  17
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  18
   IncomeLOCK Plus Options......................................  22

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  25
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  25
   Communicating Transfer or Reallocation Instructions..........  26
   Effective Date of Transfer...................................  26
   Transfers During the Payout Period...........................  26

FEES AND CHARGES................................................  27
   Account Maintenance Charge...................................  27
   Surrender Charge.............................................  27
       Amount of Surrender Charge...............................  27
       10% Free Withdrawal......................................  27
       Exceptions to Surrender Charge...........................  27
   Premium Tax Charge...........................................  28
   Separate Account Charges.....................................  28
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  28
   Separate Account Expense Reimbursements or Credits...........  29
   Market Value Adjustment ("MVA")..............................  29
   Optional Living Benefit Fees.................................  29
   Other Charges................................................  30

PAYOUT PERIOD...................................................  30
   Fixed Payout.................................................  30
   Assumed Investment Rate......................................  30
   Variable Payout..............................................  31
   Combination Fixed and Variable Payout........................  31
   Partial Annuitization........................................  31
   Payout Date..................................................  31
   Payout Options...............................................  32
   Payout Information...........................................  32

                                                                 PAGE
                                                                 ----

SURRENDER OF ACCOUNT VALUE......................................  32
   When Surrenders Are Allowed..................................  32
   Surrender Process............................................  33
   Amount That May Be Surrendered...............................  33
   Surrender Restrictions.......................................  33
   Partial Surrenders...........................................  33
   Systematic Withdrawals.......................................  33
   Distributions Required by Federal Tax Law....................  34
   Living Benefits..............................................  34

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  36
       Spousal Beneficiaries....................................  36
       Beneficiaries Other Than Spouses.........................  36
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  37
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  38
   IncomeLOCK Plus..............................................  38

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The 21 Day "Free Look".......................  39
   We Reserve Certain Rights....................................  39
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  40
   Types of Plans...............................................  40
   Tax Consequences in General..................................  41

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.90
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.65
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.90
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              0.90
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           0.90
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               0.90
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.15
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.15
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.15
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.90
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.90
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.15
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.15
--------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%  1.45%(7)
----------------------------------------------------------------------------------------------------------

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--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
One Covered Person             0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
Two Covered Persons            0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (7) The Mutual Fund with the highest operating expenses is the American Beacon Holland Large Cap Growth Fund. The Fund's adviser has contractually agreed to reduce and/or reimburse certain expenses through April 30, 2014, to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.28%. The contractual expense arrangement can be changed by approval of a majority of the Fund's Board of Trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.15%, investment in a Variable Account Option with the highest total expenses (1.45%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $853  $2,033  $3,080   $5,233


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $399  $1,587  $2,637   $5,233



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.65%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $552   $761    $954    $1,013


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $83    $261    $454    $1,013


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.15% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the

--------------------------------------------------------------------------------

income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI" or "Distributor"). AGDI, an affiliate of the Company, is located at 2929 Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGDI entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGDI will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or after May 31, 2013. Upon the closing date, SACS will become the Distributor for VALIC Separate Account A . SACS, also an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

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FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY

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BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong Shaw
                          Sub-Adviser: SunAmerica                              Associates Inc.; Barrow
                                                                               Hanley; Hotchkis and
 Growth Fund              Adviser: VALIC                                       Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan Stanley
                                                                               Investment Management, Inc.
 Mid Cap Growth Fund      Adviser: VALIC                                       and RCM Capital Management,
                          Sub-Adviser: Columbia                                LLC ("RCM")
                           Management

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.,
                                                                               Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman Value
                                                                               Management, LLC and Wells
 Small Cap Aggressive     Adviser: VALIC                                       Capital Management
   Growth Fund            Sub-Adviser: RS                                      Incorporated ("Wells Capital")
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century Capital
                           T. Rowe Price and                                   Management, LLC and Wells
                           Bridgeway Capital                                   Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management Inc.
 Small Cap Index Fund     Adviser: VALIC                                       ("JPMIM") and Metropolitan
                          Sub-Adviser: SunAmerica                              West Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin Advisers,
                           Investments, LLC                                    Inc. and Templeton Investment
                           ("PineBridge")                                      Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                                                                               Invesco and Massachusetts
 Foreign Value Fund       Adviser: VALIC                                       Financial Services Company
                          Sub-Adviser: Templeton                               ("MFS")
                           Global Advisors Ltd.

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
   Lifestyle Fund         Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
 Asset Allocation Fund    Adviser: VALIC                                      benefit from the
                          Sub-Adviser: PineBridge    Vanguard LifeStrategy    investment advisory
                                                       Growth Fund            services provided to the
 Conservative Growth      Adviser: VALIC                                      underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge    Vanguard LifeStrategy    which they invest. The
                                                       Moderate Growth Fund   investment advisor to
 Dynamic Allocation Fund  Adviser: VALIC                                      the underlying funds is
                          Sub-Advisers:                                       Vanguard.
                           AllianceBernstein L.P.
                           and SunAmerica

 Moderate Growth          Adviser: VALIC             Vanguard Wellington Fund Adviser: Wellington
   Lifestyle Fund         Sub-Adviser: PineBridge                              Management

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge




The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the

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funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the

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Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of

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these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. Effective February 25, 2013, IncomeLOCK +8 is no longer available. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your

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Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum           Fixed Account Plus
Fixed Accounts                                      Short-Term Fixed Account
                              100%-Maximum          Capital Conservation Fund
                                                    Core Bond Fund
                                                    Government Securities Fund
                                                    Inflation Protected Fund
                                                    International Government Bond Fund
                                                    Money Market I Fund
                                                    Money Market II Fund
                                                    Strategic Bond Fund
                                                    Vanguard Long-Term Investment Grade Fund
                                                    Vanguard Long-Term Treasury Fund
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum          Aggressive Growth Lifestyle Fund
                                                  American Beacon Holland Large Cap Growth Fund
                              70%-Maximum         Asset Allocation Fund
                                                  Blue Chip Growth Fund
                                                  Broad Cap Value Income Fund
                                                  Capital Appreciation Fund
                                                  Conservative Growth Lifestyle Fund
                                                  Core Equity Fund
                                                  Dividend Value Fund
                                                  Dynamic Allocation Fund
                                                  Foreign Value Fund
                                                  Global Social Awareness Fund
                                                  Global Strategy Fund
                                                  Growth Fund
                                                  Growth & Income Fund
                                                  High Yield Bond Fund
                                                  International Equities Fund
                                                  International Growth Fund
                                                  Large Cap Core Fund
                                                  Large Capital Growth Fund
                                                  Large Cap Value Fund
                                                  Mid Cap Index Fund
                                                  Mid Cap Value Fund
                                                  Moderate Growth Lifestyle Fund
                                                  Socially Responsible Fund
                                                  Stock Index Fund
                                                  Value Fund
                                                  Vanguard LifeStrategy Conservative Growth Fund
                                                  Vanguard LifeStrategy Growth Fund
                                                  Vanguard LifeStrategy Moderate Growth Fund
                                                  Vanguard Wellington Fund
                                                  Vanguard Windsor II Fund
-------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum          Ariel Appreciation Fund
                                                  Ariel Fund
                              10%-Maximum         Emerging Economies Fund
                                                  Global Real Estate Fund
                                                  Health Sciences Fund
                                                  International Opportunities Fund
                                                  Invesco Balanced-Risk Commodity Strategy Fund
                                                  Mid Cap Growth Fund
                                                  Mid Cap Strategic Growth Fund
                                                  Nasdaq-100(R) Index Fund
                                                  Science and Technology Fund
                                                  Small Cap Aggressive Growth Fund
                                                  Small Cap Fund
                                                  Small Cap Growth Fund
                                                  Small Cap Index Fund
                                                  Small Cap Special Values Fund
                                                  Small Cap Value Fund
                                                  Small-Mid Growth Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued prior to February 25, 2013. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new

--------------------------------------------------------------------------------

enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

--------------------------------------------------------------------------------




Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to December 26, 2012.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

--------------------------------------------------------------------------------


Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

--------------------------------------------------------------------------------



Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.


TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or

--------------------------------------------------------------------------------

prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

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  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.65% to 1.15% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

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We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

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* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

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The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

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VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

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SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal

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Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

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If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.
SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

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Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contracts issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

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STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

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The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit
Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the

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changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

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  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b), 401(k), and eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for

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grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in
2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages.

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $770,000 of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Death Master File, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that AIG's Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.


           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------


There were no historical Purchase Unit Values as of the date of this prospectus since the Series 1.10 through 12.10 Contracts were not available as of December 31, 2012.

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK and IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK +8 endorsements.

TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-9
            IncomeLOCK Plus Options........................... D-10
               Calculation of the Value of each Component of
                 the Benefit.................................. D-10
               Automatic Termination of IncomeLOCK Plus....... D-11
            Surrender of Account Value........................ D-11

            LOANS............................................. D-11


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------

above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

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For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1,

--------
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.25% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


                      -----------------------------------
                      Multi-Year Fixed Option - 3 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 5 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 7 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 10 years
                      -----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK
Plus--Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


(C) 2013 American International Group, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.20 TO 13.20                                            May 1, 2013


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2013, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Conservative Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Lifestrategy Moderate Growth Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Investment-Grade Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Long-Term Treasury Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Wellington Fund
Global Strategy Fund                Small Cap Growth Fund               Vanguard Windsor II Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund           * closed to new investments August 31, 2012
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  10
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  15
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  16
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  17

OPTIONAL LIVING BENEFITS........................................  17
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  18
   IncomeLOCK Plus Options......................................  22

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  25
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  25
   Communicating Transfer or Reallocation Instructions..........  26
   Effective Date of Transfer...................................  26
   Transfers During the Payout Period...........................  26

FEES AND CHARGES................................................  27
   Account Maintenance Charge...................................  27
   Surrender Charge.............................................  27
       Amount of Surrender Charge...............................  27
       10% Free Withdrawal......................................  27
       Exceptions to Surrender Charge...........................  27
   Premium Tax Charge...........................................  28
   Separate Account Charges.....................................  28
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  28
   Separate Account Expense Reimbursements or Credits...........  29
   Market Value Adjustment ("MVA")..............................  29
   Optional Living Benefit Fees.................................  29
   Other Charges................................................  30

PAYOUT PERIOD...................................................  30
   Fixed Payout.................................................  30
   Assumed Investment Rate......................................  30
   Variable Payout..............................................  31
   Combination Fixed and Variable Payout........................  31
   Partial Annuitization........................................  31
   Payout Date..................................................  31
   Payout Options...............................................  32
   Payout Information...........................................  32

                                                                 PAGE
                                                                 ----

SURRENDER OF ACCOUNT VALUE......................................  32
   When Surrenders Are Allowed..................................  32
   Surrender Process............................................  33
   Amount That May Be Surrendered...............................  33
   Surrender Restrictions.......................................  33
   Partial Surrenders...........................................  33
   Systematic Withdrawals.......................................  33
   Distributions Required by Federal Tax Law....................  34
   Living Benefits..............................................  34

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  36
       Spousal Beneficiaries....................................  36
       Beneficiaries Other Than Spouses.........................  36
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  37
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  38
   IncomeLOCK Plus..............................................  38

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The 21 Day "Free Look".......................  39
   We Reserve Certain Rights....................................  39
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  40
   Types of Plans...............................................  40
   Tax Consequences in General..................................  41

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.80
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.55
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.80
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              0.80
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           0.80
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               0.80
--------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.05
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.80
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.80
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.05
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.05
--------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%  1.75%(7)
----------------------------------------------------------------------------------------------------------

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--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
One Covered Person             0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
Two Covered Persons            0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. With respect to this Fund, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.05%, investment in a Variable Account Option with the highest total expenses (1.75%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $872  $2,085  $3,161   $5,376


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $418  $1,642  $2,723   $5,376



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.55%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $542   $729    $899     $893


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $73    $229    $399     $893


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the

--------------------------------------------------------------------------------

income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI" or "Distributor"). AGDI, an affiliate of the Company, is located at 2929 Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGDI entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGDI will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or after May 31, 2013. Upon the closing date, SACS will become the Distributor for VALIC Separate Account A . SACS, also an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

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FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY

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BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong Shaw
                          Sub-Adviser: SunAmerica                              Associates Inc.; Barrow
                                                                               Hanley; Hotchkis and
 Growth Fund              Adviser: VALIC                                       Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan Stanley
                                                                               Investment Management, Inc.
 Mid Cap Growth Fund      Adviser: VALIC                                       and RCM Capital Management,
                          Sub-Adviser: Columbia                                LLC ("RCM")
                           Management

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.,
                                                                               Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman Value
                                                                               Management, LLC and Wells
 Small Cap Aggressive     Adviser: VALIC                                       Capital Management
   Growth Fund            Sub-Adviser: RS                                      Incorporated ("Wells Capital")
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century Capital
                           T. Rowe Price and                                   Management, LLC and Wells
                           Bridgeway Capital                                   Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management Inc.
 Small Cap Index Fund     Adviser: VALIC                                       ("JPMIM") and Metropolitan
                          Sub-Adviser: SunAmerica                              West Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin Advisers,
                           Investments, LLC                                    Inc. and Templeton Investment
                           ("PineBridge")                                      Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                                                                               Invesco and Massachusetts
 Foreign Value Fund       Adviser: VALIC                                       Financial Services Company
                          Sub-Adviser: Templeton                               ("MFS")
                           Global Advisors Ltd.

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             SunAmerica 2020 High     Adviser: VALIC
   Lifestyle Fund         Sub-Adviser: PineBridge      Watermark Fund*        Sub-Adviser: SunAmerica

 Asset Allocation Fund    Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
                          Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
                                                                              benefit from the
 Conservative Growth      Adviser: VALIC             Vanguard LifeStrategy    investment advisory
   Lifestyle Fund         Sub-Adviser: PineBridge      Growth Fund            services provided to the
                                                                              underlying funds in
 Dynamic Allocation Fund  Adviser: VALIC             Vanguard LifeStrategy    which they invest. The
                          Sub-Advisers:                Moderate Growth Fund   investment advisor to
                           AllianceBernstein L.P.                             the underlying funds is
                           and SunAmerica                                     Vanguard.

 Moderate Growth          Adviser: VALIC             Vanguard Wellington Fund Adviser: Wellington
   Lifestyle Fund         Sub-Adviser: PineBridge                              Management

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the

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funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

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* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the

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Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of

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these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. Effective February 25, 2013, IncomeLOCK +8 is no longer available. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your

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Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum           Fixed Account Plus
Fixed Accounts                                      Short-Term Fixed Account
                              100%-Maximum          Capital Conservation Fund
                                                    Core Bond Fund
                                                    Government Securities Fund
                                                    Inflation Protected Fund
                                                    International Government Bond Fund
                                                    Money Market I Fund
                                                    Money Market II Fund
                                                    Strategic Bond Fund
                                                    Vanguard Long-Term Investment Grade Fund
                                                    Vanguard Long-Term Treasury Fund
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum          Aggressive Growth Lifestyle Fund
                                                  American Beacon Holland Large Cap Growth Fund
                              70%-Maximum         Asset Allocation Fund
                                                  Blue Chip Growth Fund
                                                  Broad Cap Value Income Fund
                                                  Capital Appreciation Fund
                                                  Conservative Growth Lifestyle Fund
                                                  Core Equity Fund
                                                  Dividend Value Fund
                                                  Dynamic Allocation Fund
                                                  Foreign Value Fund
                                                  Global Social Awareness Fund
                                                  Global Strategy Fund
                                                  Growth Fund
                                                  Growth & Income Fund
                                                  High Yield Bond Fund
                                                  International Equities Fund
                                                  International Growth Fund
                                                  Large Cap Core Fund
                                                  Large Capital Growth Fund
                                                  Large Cap Value Fund
                                                  Mid Cap Index Fund
                                                  Mid Cap Value Fund
                                                  Moderate Growth Lifestyle Fund
                                                  Socially Responsible Fund
                                                  Stock Index Fund
                                                  Value Fund
                                                  Vanguard LifeStrategy Conservative Growth Fund
                                                  Vanguard LifeStrategy Growth Fund
                                                  Vanguard LifeStrategy Moderate Growth Fund
                                                  Vanguard Wellington Fund
                                                  Vanguard Windsor II Fund
-------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum          Ariel Appreciation Fund
                                                  Ariel Fund
                              10%-Maximum         Emerging Economies Fund
                                                  Global Real Estate Fund
                                                  Health Sciences Fund
                                                  International Opportunities Fund
                                                  Invesco Balanced-Risk Commodity Strategy Fund
                                                  Mid Cap Growth Fund
                                                  Mid Cap Strategic Growth Fund
                                                  Nasdaq-100(R) Index Fund
                                                  Science and Technology Fund
                                                  Small Cap Aggressive Growth Fund
                                                  Small Cap Fund
                                                  Small Cap Growth Fund
                                                  Small Cap Index Fund
                                                  Small Cap Special Values Fund
                                                  Small Cap Value Fund
                                                  Small-Mid Growth Fund

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued

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prior to February 25, 2013. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

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  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to December 26, 2012.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

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Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

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Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.


TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or

--------------------------------------------------------------------------------

prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

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  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.55% to 1.05% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

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We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

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* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

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The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

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VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

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SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal

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Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

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If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.
SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

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Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contracts issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

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STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

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The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit
Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the

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changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

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  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b), 401(k), and eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for

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grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in
2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages.

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $770,000 of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Death Master File, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that AIG's Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.


           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   NUMBER OF
                                                  UNIT     UNIT      UNITS
                                                VALUE AT   VALUE  OUTSTANDING
                                                BEGINNING AT END   AT END OF
   FUND NAME                               YEAR  OF YEAR  OF YEAR    YEAR
   ---------                               ---- --------- ------- -----------
   VALIC COMPANY I
     Asset Allocation Fund (Division 5)    2012   5.895    6.627    3,319,307
                                           2011   5.888    5.895    3,029,788
                                           2010   5.180    5.888    2,746,725
                                           2009   4.225    5.180    2,642,382
                                           2008   5.467    4.225    2,229,129
                                           2007   5.184    5.467    2,377,154
                                           2006   4.676    5.184    2,587,780
                                           2005   4.545    4.676    2,347,052
                                           2004   4.223    4.545    2,763,735
                                           2003   3.557    4.223    1,197,046
     Blue Chip Growth Fund (Division 72)   2012   0.987    1.156   64,539,346
                                           2011   0.980    0.987   68,858,835
                                           2010   0.850    0.980   85,079,813
                                           2009   0.599    0.850  149,343,628
                                           2008   1.057    0.599  121,401,907
                                           2007   0.942    1.057   26,745,363
                                           2006   0.863    0.942   19,213,662
                                           2005   0.826    0.868   11,462,143
                                           2004   0.764    0.826    6,768,256
                                           2003   0.595    0.764    3,885,796
     Broad Cap Value Income Fund
      (Division 75)                        2012   1.079    1.220    3,746,213
                                           2011   1.070    1.079    4,630,772
                                           2010   0.942    1.070    3,600,540
                                           2009   0.758    0.942    3,646,121
                                           2008   1.166    0.758    3,526,886
                                           2007   1.153    1.166    3,939,724
                                           2006   1.011    1.153    3,553,051
     Capital Conservation Fund
      (Division 7)                         2012   3.643    3.833   13,673,593
                                           2011   3.438    3.643   10,330,789
                                           2010   3.213    3.438    8,481,323
                                           2009   2.918    3.213    6,330,564
                                           2008   3.032    2.918    6,130,802
                                           2007   2.949    3.032   10,912,202
                                           2006   2.844    2.949   12,126,261
                                           2005   2.817    2.844    6,750,984
                                           2004   2.731    2.817    4,379,224
                                           2003   2.644    2.731    1,348,629
     Core Equity Fund (Division 15)        2012   2.092    2.370   15,886,708
                                           2011   2.119    2.092   17,481,863
                                           2010   1.893    2.119   18,841,998
                                           2009   1.547    1.893   20,044,985
                                           2008   2.479    1.547   20,940,813
                                           2007   2.426    2.479   24,019,431
                                           2006   2.189    2.426   25,973,836
                                           2005   2.123    2.189   26,750,447
                                           2004   1.980    2.123   28,464,512
                                           2003   1.574    1.980   19,470,281
     Dividend Value Fund (Division 21)     2012   1.794    2.004   48,690,821
                                           2011   1.672    1.794   34,436,195
                                           2010   1.478    1.672   23,966,078
                                           2009   1.252    1.478   22,646,853
                                           2008   1.948    1.252   18,379,431
                                           2007   1.973    1.948   26,965,273
                                           2006   1.698    1.973   29,596,738
                                           2005   1.637    1.698   20,636,771
                                           2004   1.463    1.637   25,071,204
                                           2003   1.141    1.463   22,738,226


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     Dynamic Allocation Fund
      (Division 103)                      2012      --    0.998           --
     Emerging Economies Fund
      (Division 87)                       2012   0.864    1.018  108,744,331
                                          2011   1.001    0.864   51,191,137
                                          2010   0.907    1.001   45,372,388
                                          2009   0.705    0.907   48,075,251
                                          2008   1.319    0.705   50,955,540
                                          2007   1.219    1.319   59,675,090
                                          2006   1.065    1.219   62,815,066
     Foreign Value Fund (Division 89)     2012   1.000    1.178  159,811,267
                                          2011   1.158    1.000  191,379,130
                                          2010   1.085    1.158  202,902,133
                                          2009   0.742    1.085  162,783,774
                                          2008   1.350    0.742  133,656,004
                                          2007   1.224    1.350  159,603,928
                                          2006   1.066    1.224  133,705,192
     Global Real Estate Fund
      (Division 101)                      2012   0.901    1.171   38,207,822
                                          2011   0.988    0.901   38,784,368
                                          2010   0.842    0.988   41,079,916
                                          2009   0.644    0.842           --
                                          2008      --    0.644   49,429,780
     Global Social Awareness Fund
      (Division 12)                       2012   3.687    4.291   15,692,060
                                          2011   3.962    3.687   20,870,012
                                          2010   3.558    3.962   20,306,764
                                          2009   2.726    3.558   22,719,887
                                          2008   4.579    2.726   39,523,029
                                          2007   4.421    4.579   19,729,895
                                          2006   3.858    4.421   16,926,134
                                          2005   3.737    3.858   13,141,444
                                          2004   3.406    3.737   11,413,457
                                          2003   2.673    3.406    7,627,455
     Global Strategy Fund (Division 88)   2012   1.381    1.638   58,148,482
                                          2011   1.424    1.381   74,366,594
                                          2010   1.285    1.424   83,586,363
                                          2009   1.045    1.285   64,106,781
                                          2008   1.330    1.045   65,738,597
                                          2007   1.218    1.330   65,892,584
                                          2006   1.085    1.218   62,685,696
     Government Securities Fund
      (Division 8)                        2012   3.677    3.783    5,105,585
                                          2011   3.377    3.677    5,767,786
                                          2010   3.274    3.377    6,176,311
                                          2009   3.430    3.274    6,933,085
                                          2008   3.150    3.430    7,504,411
                                          2007   2.950    3.150    4,473,833
                                          2006   2.886    2.950    4,116,952
                                          2005   2.835    2.886    3,915,219
                                          2004   2.762    2.835    3,958,504
                                          2003   2.753    2.762    3,227,650
     Growth Fund (Division 78)            2012   1.056    1.204  113,100,856
                                          2011   1.071    1.056  119,892,004
                                          2010   0.913    1.071  128,731,317
                                          2009   0.674    0.913  135,951,401
                                          2008   1.126    0.674  140,357,001
                                          2007   0.938    1.126  156,938,148
                                          2006   0.913    0.938  182,212,881

--------

* The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director.

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     Growth & Income Fund (Division 16)   2012   2.175    2.446    5,583,790
                                          2011   2.293    2.175    6,162,402
                                          2010   2.058    2.293    6,362,314
                                          2009   1.703    2.058    6,209,783
                                          2008   2.715    1.703    6,157,735
                                          2007   2.557    2.715    6,328,894
                                          2006   2.234    2.557    6,505,783
                                          2005   2.220    2.234    5,954,464
                                          2004   2.021    2.220    6,095,902
                                          2003   1.661    2.021    4,253,296
     Health Sciences Fund (Division 73)   2012   1.643    2.147   29,124,619
                                          2011   1.499    1.643   27,174,951
                                          2010   1.305    1.499   26,728,588
                                          2009   1.000    1.305   27,359,821
                                          2008   1.432    1.000   26,863,873
                                          2007   1.228    1.432   26,116,352
                                          2006   1.141    1.228   24,084,413
                                          2005   1.018    1.141   19,631,720
                                          2004   0.889    1.018   18,476,640
                                          2003   0.654    0.889   11,800,752
     Inflation Protected Fund
      (Division 77)                       2012   1.311    1.405   35,720,669
                                          2011   1.200    1.311   33,786,493
                                          2010   1.109    1.200   31,215,988
                                          2009   1.020    1.109   28,157,455
                                          2008   1.086    1.020   20,725,276
                                          2007   1.015    1.086    1,568,920
                                          2006   1.019    1.015    1,032,927
                                          2005   1.007    1.019      738,313
     International Equities Fund
      (Division 11)                       2012   1.495    1.735   94,381,661
                                          2011   1.734    1.495  105,632,807
                                          2010   1.611    1.734   96,504,216
                                          2009   1.253    1.611  102,283,340
                                          2008   2.232    1.253   99,483,288
                                          2007   2.069    2.232   74,223,737
                                          2006   1.695    2.069   64,365,451
                                          2005   1.460    1.695   56,778,241
                                          2004   1.249    1.460   28,358,868
                                          2003   0.971    1.249    5,167,502
     International Government Bond Fund
      (Division 13)                       2012   3.126    3.369    9,461,756
                                          2011   3.016    3.126   10,632,126
                                          2010   2.812    3.016   11,503,586
                                          2009   2.541    2.812   10,819,217
                                          2008   2.576    2.541   10,812,062
                                          2007   2.426    2.576    8,847,496
                                          2006   2.265    2.426    8,438,812
                                          2005   2.297    2.265    7,775,394
                                          2004   2.093    2.297    7,458,086
                                          2003   1.767    2.093    5,961,121
     International Growth Fund
      (Division 20)                       2012   2.105    2.510   84,008,080
                                          2011   2.353    2.105   82,221,742
                                          2010   2.106    2.353   91,816,115
                                          2009   1.569    2.106   86,628,894
                                          2008   2.726    1.569   77,628,544
                                          2007   2.396    2.726   62,755,171
                                          2006   1.911    2.396   53,390,070
                                          2005   1.694    1.911   21,522,837
                                          2004   1.477    1.694   20,553,185
                                          2003   1.187    1.477   13,984,886
     Large Cap Core Fund (Division 76)    2012   1.231    1.450   29,201,021
                                          2011   1.254    1.231   35,611,504
                                          2010   1.083    1.254   40,907,059
                                          2009   0.789    1.083   27,520,870
                                          2008   1.179    0.789   29,714,624
                                          2007   1.100    1.179    7,981,210
                                          2006   0.998    1.100   10,782,371


                                                                 NUMBER OF
                                                UNIT     UNIT      UNITS
                                              VALUE AT   VALUE  OUTSTANDING
                                              BEGINNING AT END   AT END OF
    FUND NAME                            YEAR  OF YEAR  OF YEAR    YEAR
    ---------                            ---- --------- ------- -----------
      Large Capital Growth Fund
       (Division 79)                     2012   1.080    1.204  55,597,210
                                         2011   1.160    1.080  62,767,308
                                         2010   1.012    1.160  67,951,552
                                         2009   0.778    1.012  74,628,729
                                         2008   1.276    0.778  76,395,739
                                         2007   1.117    1.276  86,700,537
                                         2006   1.025    1.117  96,979,118
      Mid Cap Index Fund (Division 4)    2012  11.862   13.829  38,090,098
                                         2011  12.202   11.862  39,921,504
                                         2010   9.742   12.202  43,005,635
                                         2009   7.102    9.742  38,606,775
                                         2008  11.344    7.102  37,372,986
                                         2007  10.624   11.344  45,491,146
                                         2006   9.738   10.624  39,718,568
                                         2005   8.749    9.738  29,741,528
                                         2004   7.600    8.749  23,510,000
                                         2003   5.669    7.600  11,557,436
      Mid Cap Strategic Growth Fund
       (Division 83)                     2012   1.335    1.446  32,918,150
                                         2011   1.443    1.335  37,897,861
                                         2010   1.153    1.443  41,566,403
                                         2009   0.790    1.153  42,720,011
                                         2008   1.534    0.790  41,439,895
                                         2007   1.192    1.534  43,577,178
                                         2006   1.151    1.192  44,706,601
      Money Market I Fund (Division 6)   2012   2.197    2.180  34,180,357
                                         2011   2.214    2.197  37,244,115
                                         2010   2.232    2.214  37,036,338
                                         2009   2.243    2.232  38,529,468
                                         2008   2.211    2.243  41,978,622
                                         2007   2.129    2.211  39,301,696
                                         2006   2.052    2.129  33,924,139
                                         2005   2.013    2.052  28,132,393
                                         2004   2.013    2.013  26,933,761
                                         2003   2.017    2.013  18,172,683
      Nasdaq-100(R) Index Fund
       (Division 46)                     2012   0.636    0.744  37,994,816
                                         2011   0.623    0.636  35,029,223
                                         2010   0.524    0.623  33,740,780
                                         2009   0.340    0.524  34,980,305
                                         2008   0.595    0.340  26,571,733
                                         2007   0.506    0.595  27,194,567
                                         2006   0.478    0.506  23,231,663
                                         2005   0.476    0.478  25,535,001
                                         2004   0.436    0.476  22,398,281
                                         2003   0.294    0.436  16,938,599
      Science & Technology Fund
       (Division 17)                     2012   2.742    3.051  47,382,674
                                         2011   2.941    2.742  51,309,375
                                         2010   2.428    2.941  54,133,425
                                         2009   1.479    2.428  56,751,172
                                         2008   2.760    1.479  55,172,289
                                         2007   2.364    2.760  59,564,326
                                         2006   2.251    2.364  64,380,758
                                         2005   2.196    2.251  65,611,927
                                         2004   2.196    2.196  69,117,271
                                         2003   1.462    2.196  49,350,491
      Small Cap Aggressive Growth Fund
       (Division 86)                     2012   1.170    1.336  12,428,185
                                         2011   1.314    1.170  13,844,351
                                         2010   1.036    1.314  15,632,515
                                         2009   0.682    1.036  14,759,096
                                         2008   1.157    0.682  11,819,048
                                         2007   1.019    1.157  11,262,606
                                         2006   1.004    1.019   9,552,046

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                  UNIT     UNIT      UNITS
                                                VALUE AT   VALUE  OUTSTANDING
                                                BEGINNING AT END   AT END OF
   FUND NAME                               YEAR  OF YEAR  OF YEAR    YEAR
   ---------                               ---- --------- ------- -----------
     Small Cap Fund (Division 18)          2012   2.899    3.332   17,007,958
                                           2011   2.945    2.899   18,852,093
                                           2010   2.291    2.945   17,940,866
                                           2009   1.799    2.291   18,691,230
                                           2008   2.759    1.799   18,545,437
                                           2007   2.965    2.759   20,439,938
                                           2006   2.757    2.965   21,763,492
                                           2005   2.589    2.757   20,249,184
                                           2004   2.193    2.589   18,364,613
                                           2003   1.621    2.193   12,011,653
     Small Cap Index Fund (Division 14)    2012   3.848    4.430   41,005,080
                                           2011   4.053    3.848   45,696,404
                                           2010   3.229    4.053   48,126,185
                                           2009   2.538    3.229   53,415,617
                                           2008   3.905    2.538   51,046,581
                                           2007   4.012    3.905   49,243,569
                                           2006   3.426    4.012   44,380,293
                                           2005   3.312    3.426   36,938,650
                                           2004   2.832    3.312   24,717,107
                                           2003   1.949    2.832   10,500,147
     Small Cap Special Values Fund
      (Division 84)                        2012   0.983    1.117   43,588,455
                                           2011   1.043    0.983   49,791,875
                                           2010   0.865    1.043   46,636,396
                                           2009   0.663    0.865   48,348,174
                                           2008   1.036    0.663   48,100,392
                                           2007   1.161    1.036   57,828,742
                                           2006   1.045    1.161   60,603,093
     Small-Mid Growth Fund (Division 85)   2012   1.011    1.119   21,533,958
                                           2011   1.066    1.011   24,151,885
                                           2010   0.851    1.066   25,389,324
                                           2009   0.609    0.851   26,519,296
                                           2008   1.018    0.609   25,613,348
                                           2007   1.056    1.018   29,079,281
                                           2006   1.016    1.056   32,825,521
     Stock Index Fund (Division 10)        2012   5.437    6.234   92,150,571
                                           2011   5.383    5.437   99,347,937
                                           2010   4.731    5.383  106,396,401
                                           2009   3.780    4.731  111,145,188
                                           2008   6.068    3.780   93,757,719
                                           2007   5.819    6.068  122,250,822
                                           2006   5.082    5.819  117,621,590
                                           2005   4.900    5.082  104,405,219
                                           2004   4.469    4.900   87,908,580
                                           2003   3.514    4.469   55,777,760
     Value Fund (Division 74)              2012   1.239    1.438   13,755,866
                                           2011   1.278    1.239   25,044,590
                                           2010   1.122    1.278   26,658,040
                                           2009   0.848    1.122   49,493,853
                                           2008   1.477    0.848   75,795,741
                                           2007   1.401    1.477    9,868,917
                                           2006   1.214    1.401    8,626,115
                                           2005   1.150    1.214   11,244,909
                                           2004   0.997    1.150      507,725
                                           2003   0.798    0.997      331,439
   VALIC COMPANY II
     Aggressive Growth Lifestyle Fund
      (Division 48)                        2012   1.985    2.274   22,876,613
                                           2011   1.999    1.985   17,666,931
                                           2010   1.734    1.999   11,724,872
                                           2009   1.350    1.734   10,423,599
                                           2008   2.025    1.350    8,808,632
                                           2007   1.854    2.025    7,006,792
                                           2006   1.635    1.854    5,141,753
                                           2005   1.470    1.635    3,244,516
                                           2004   1.302    1.470    3,117,742
                                           2003   1.012    1.302    2,677,110


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     Capital Appreciation Fund
      (Division 39)                       2012   0.984    1.154   5,670,425
                                          2011   1.009    0.984   5,861,490
                                          2010   0.887    1.009   6,782,811
                                          2009   0.674    0.887   6,938,458
                                          2008   1.214    0.674   6,446,024
                                          2007   1.018    1.214   4,197,252
                                          2006   0.969    1.018   1,566,885
                                          2005   0.942    0.969   1,528,329
                                          2004   0.867    0.942   1,413,834
                                          2003   0.692    0.867   1,301,251
     Conservative Growth Lifestyle Fund
      (Division 50)                       2012   2.181    2.426  10,075,821
                                          2011   2.120    2.181  12,981,590
                                          2010   1.879    2.120  10,541,653
                                          2009   1.563    1.879   8,730,081
                                          2008   1.924    1.563   7,340,616
                                          2007   1.806    1.924   6,316,431
                                          2006   1.656    1.806   4,589,479
                                          2005   1.568    1.656   3,753,599
                                          2004   1.444    1.568   3,031,412
                                          2003   1.240    1.444   2,308,156
     Core Bond Fund (Division 58)         2012   1.865    1.992  28,914,144
                                          2011   1.766    1.865  27,821,085
                                          2010   1.620    1.766  21,687,496
                                          2009   1.405    1.620   9,995,658
                                          2008   1.483    1.405   8,180,262
                                          2007   1.436    1.483  15,849,736
                                          2006   1.376    1.436   5,033,403
                                          2005   1.354    1.376   3,835,809
                                          2004   1.299    1.354   2,639,445
                                          2003   1.256    1.299   1,510,859
     High Yield Bond Fund (Division 60)   2012   2.126    2.405  17,095,444
                                          2011   2.047    2.126  16,213,219
                                          2010   1.813    2.047  17,154,143
                                          2009   1.271    1.813  20,415,499
                                          2008   1.860    1.271  19,488,366
                                          2007   1.843    1.860  16,222,580
                                          2006   1.650    1.843   8,923,303
                                          2005   1.547    1.650   5,399,050
                                          2004   1.342    1.547   4,057,359
                                          2003   1.038    1.342   2,474,955
     International Opportunities Fund
      (Division 33)                       2012   1.539    1.868  36,161,481
                                          2011   1.925    1.539  41,901,488
                                          2010   1.613    1.925  44,613,482
                                          2009   1.291    1.613  57,816,493
                                          2008   2.216    1.291  73,410,884
                                          2007   2.105    2.216  58,611,447
                                          2006   1.761    2.105  39,145,880
                                          2005   1.367    1.761  16,575,388
                                          2004   1.152    1.367   2,766,497
                                          2003   0.905    1.152   2,314,835
     Large Cap Value Fund (Division 40)   2012   1.661    1.931  14,666,290
                                          2011   1.746    1.661  16,738,210
                                          2010   1.515    1.746  17,449,668
                                          2009   1.382    1.515  19,825,218
                                          2008   2.196    1.382  21,736,549
                                          2007   2.143    2.196  43,706,583
                                          2006   1.817    2.143  25,530,357
                                          2005   1.679    1.817   5,230,944
                                          2004   1.486    1.679   4,394,274
                                          2003   1.172    1.486   3,573,479

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                  UNIT     UNIT      UNITS
                                                VALUE AT   VALUE  OUTSTANDING
                                                BEGINNING AT END   AT END OF
   FUND NAME                               YEAR  OF YEAR  OF YEAR    YEAR
   ---------                               ---- --------- ------- -----------
     Mid Cap Growth Fund (Division 37)     2012   1.315    1.456  11,102,533
                                           2011   1.393    1.315  13,429,593
                                           2010   1.147    1.393  14,857,122
                                           2009   0.803    1.147  18,440,364
                                           2008   1.512    0.803  18,467,909
                                           2007   1.334    1.512  11,172,318
                                           2006   1.166    1.334   8,040,867
                                           2005   1.054    1.166   6,372,968
                                           2004   0.940    1.054   6,194,518
                                           2003   0.683    0.940   6,055,536
     Mid Cap Value Fund (Division 38)      2012   3.181    3.852  39,740,801
                                           2011   3.507    3.181  46,427,884
                                           2010   2.885    3.507  43,359,711
                                           2009   2.121    2.885  57,728,237
                                           2008   3.479    2.121  62,370,901
                                           2007   3.403    3.479  25,654,821
                                           2006   2.931    3.403  19,629,064
                                           2005   2.694    2.931  14,245,575
                                           2004   2.330    2.694  10,689,956
                                           2003   1.634    2.330   7,010,024
     Moderate Growth Lifestyle Fund
      (Division 49)                        2012   2.150    2.431  27,927,208
                                           2011   2.135    2.150  20,461,065
                                           2010   1.869    2.135  16,247,558
                                           2009   1.490    1.869  13,538,857
                                           2008   2.030    1.490  11,142,644
                                           2007   1.874    2.030   9,172,801
                                           2006   1.698    1.874   7,057,287
                                           2005   1.571    1.698   5,129,289
                                           2004   1.421    1.571   4,669,976
                                           2003   1.158    1.421   3,960,868
     Money Market II Fund (Division 44)    2012   1.289    1.282  34,128,299
                                           2011   1.296    1.289  38,060,038
                                           2010   1.303    1.296  38,478,735
                                           2009   1.305    1.303  40,263,703
                                           2008   1.284    1.305  47,610,261
                                           2007   1.234    1.284  42,190,759
                                           2006   1.186    1.234  26,281,226
                                           2005   1.161    1.186  13,322,408
                                           2004   1.158    1.161   9,253,840
                                           2003   1.157    1.158  10,043,486
     Small Cap Growth Fund (Division 35)   2012   1.675    1.872   6,611,494
                                           2011   1.758    1.675   7,410,549
                                           2010   1.322    1.758   7,939,435
                                           2009   0.965    1.322   7,026,763
                                           2008   1.709    0.965   6,163,487
                                           2007   1.652    1.709   6,002,415
                                           2006   1.510    1.652   5,115,263
                                           2005   1.449    1.510   4,060,645
                                           2004   1.314    1.449   3,633,808
                                           2003   0.906    1.314   3,049,513
     Small Cap Value Fund (Division 36)    2012   2.305    2.638  25,083,046
                                           2011   2.513    2.305  27,927,341
                                           2010   2.009    2.513  32,622,022
                                           2009   1.626    2.009  31,932,767
                                           2008   2.327    1.626  22,439,199
                                           2007   2.515    2.327  27,144,038
                                           2006   2.129    2.515  10,774,645
                                           2005   2.006    2.129   5,890,358
                                           2004   1.689    2.006   5,284,700
                                           2003   1.220    1.689   3,695,332


                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
  FUND NAME                                 YEAR  OF YEAR  OF YEAR    YEAR
  ---------                                 ---- --------- ------- -----------
    Socially Responsible Fund
     (Division 41)                          2012   1.444    1.654  37,063,897
                                            2011   1.433    1.444  54,625,364
                                            2010   1.257    1.433  64,986,935
                                            2009   0.967    1.257  49,219,242
                                            2008   1.557    0.967  55,555,891
                                            2007   1.505    1.557  99,581,896
                                            2006   1.309    1.505  44,151,626
                                            2005   1.265    1.309  12,628,904
                                            2004   1.157    1.265   7,262,970
                                            2003   0.907    1.157   1,855,413
    Strategic Bond Fund (Division 59)       2012   2.399    2.681  39,526,003
                                            2011   2.312    2.399  37,914,456
                                            2010   2.094    2.312  34,423,137
                                            2009   1.671    2.094  31,778,845
                                            2008   1.959    1.671  28,014,096
                                            2007   1.891    1.959  26,880,177
                                            2006   1.752    1.891  18,395,330
                                            2005   1.679    1.752  10,593,319
                                            2004   1.526    1.679   5,542,385
                                            2003   1.285    1.526   2,748,551
  PUBLIC FUNDS
    American Beacon Holland Large Cap
     Growth Fund (Division 70)              2012   1.095    1.219  24,374,008
                                            2011   1.068    1.095  25,370,025
                                            2010   0.945    1.068  26,865,665
                                            2009   0.685    0.945  27,020,289
                                            2008   1.059    0.685  25,774,376
                                            2007   0.976    1.059  27,404,429
                                            2006   0.935    0.976  30,306,497
                                            2005   0.950    0.935   4,950,398
                                            2004   0.861    0.950   4,379,555
                                            2003   0.680    0.861   2,753,598
    Ariel Appreciation Fund (Division 69)   2012   1.812    2.145  27,300,814
                                            2011   1.971    1.812  28,399,622
                                            2010   1.661    1.971  29,827,419
                                            2009   1.027    1.661  29,627,334
                                            2008   1.748    1.027  28,946,608
                                            2007   1.787    1.748  32,265,610
                                            2006   1.623    1.787  33,754,062
                                            2005   1.590    1.623  38,100,573
                                            2004   1.417    1.590  34,489,384
                                            2003   1.091    1.417  25,946,570
    Ariel Fund (Division 68)                2012   1.780    2.124  42,035,543
                                            2011   2.024    1.780  47,909,726
                                            2010   1.619    2.024  49,429,131
                                            2009   0.999    1.619  50,193,804
                                            2008   1.946    0.999  45,024,988
                                            2007   1.996    1.946  48,168,727
                                            2006   1.823    1.996  50,067,793
                                            2005   1.821    1.823  52,075,771
                                            2004   1.505    1.821  41,615,562
                                            2003   1.185    1.505  23,969,761
    Invesco Balanced-Risk Commodity
     Strategy Fund (Division 102)           2012   0.967    0.994  34,289,736
                                            2011      --    0.967     151,444
    SunAmerica 2020 High Watermark
     (Division 82)                          2012   1.155    1.192   1,953,399
                                            2011   0.995    1.155   2,504,779
                                            2010   0.923    0.995   2,017,691
                                            2009   0.994    0.923   1,688,248
                                            2008   1.200    0.994   1,387,285
                                            2007   1.147    1.200   1,201,351
                                            2006   1.045    1.147     895,679
                                            2005   1.000    1.045     541,738

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)           2012   1.649    1.782   6,821,675
                                          2011   1.638    1.649   6,396,660
                                          2010   1.489    1.638   6,598,364
                                          2009   1.286    1.489   6,609,264
                                          2008   1.614    1.286   6,110,618
                                          2007   1.525    1.614   6,042,668
                                          2006   1.393    1.525   4,499,544
                                          2005   1.348    1.393   3,330,251
                                          2004   1.261    1.348   2,836,503
                                          2003   1.093    1.261   1,954,391
     Vanguard LifeStrategy Growth Fund
      (Division 52)                       2012   1.544    1.747  12,906,656
                                          2011   1.596    1.544  13,373,358
                                          2010   1.402    1.596  12,959,475
                                          2009   1.133    1.402  12,920,282
                                          2008   1.746    1.133  12,185,285
                                          2007   1.642    1.746  12,472,587
                                          2006   1.429    1.642  10,657,941
                                          2005   1.351    1.429   8,184,272
                                          2004   1.213    1.351   7,076,717
                                          2003   0.954    1.213   5,142,574
     Vanguard LifeStrategy Moderate
      Growth Fund (Division 53)           2012   1.633    1.806  15,303,121
                                          2011   1.646    1.633  15,183,482
                                          2010   1.468    1.646  14,224,933
                                          2009   1.233    1.468  16,238,248
                                          2008   1.695    1.233  14,971,811
                                          2007   1.596    1.695  16,392,940
                                          2006   1.423    1.596  12,482,445
                                          2005   1.361    1.423  10,567,495
                                          2004   1.244    1.361   9,612,545
                                          2003   1.027    1.244   7,167,191
     Vanguard Long-Term Investment-
      Grade Fund (Division 22)            2012   2.882    3.192  16,687,698
                                          2011   2.479    2.882  17,240,348
                                          2010   2.257    2.479  17,859,422
                                          2009   2.092    2.257  17,890,493
                                          2008   2.062    2.092  17,200,551
                                          2007   2.003    2.062  21,487,990
                                          2006   1.963    2.003  22,101,376
                                          2005   1.882    1.963  19,181,331
                                          2004   1.741    1.882  16,058,977
                                          2003   1.652    1.741  12,089,610


                                                                 NUMBER OF
                                                UNIT     UNIT      UNITS
                                              VALUE AT   VALUE  OUTSTANDING
                                              BEGINNING AT END   AT END OF
    FUND NAME                            YEAR  OF YEAR  OF YEAR    YEAR
    ---------                            ---- --------- ------- -----------
      Vanguard Long-Term Treasury Fund
       (Division 23)                     2012   3.198    3.282   21,576,605
                                         2011   2.494    3.198   23,805,059
                                         2010   2.308    2.494   26,416,159
                                         2009   2.645    2.308   37,453,620
                                         2008   2.176    2.645   43,798,242
                                         2007   2.008    2.176   32,953,874
                                         2006   1.990    2.008   31,129,909
                                         2005   1.882    1.990   27,830,619
                                         2004   1.770    1.882   23,918,115
                                         2003   1.738    1.770   19,619,013
      Vanguard Wellington Fund
       (Division 25)                     2012   2.916    3.248   94,415,954
                                         2011   2.837    2.916  108,944,504
                                         2010   2.584    2.837  121,148,721
                                         2009   2.137    2.584  101,733,150
                                         2008   2.780    2.137  100,181,566
                                         2007   2.592    2.780  105,454,217
                                         2006   2.279    2.592  105,124,832
                                         2005   2.156    2.279   86,469,604
                                         2004   1.960    2.156   75,722,620
                                         2003   1.640    1.960   57,521,256
      Vanguard Windsor II Fund
       (Division 24)                     2012   2.417    2.792  108,172,730
                                         2011   2.379    2.417  122,759,875
                                         2010   2.173    2.379  134,595,533
                                         2009   1.728    2.173  147,608,674
                                         2008   2.759    1.728  127,389,564
                                         2007   2.728    2.759  128,524,770
                                         2006   2.331    2.728  125,930,178
                                         2005   2.201    2.331  108,446,296
                                         2004   1.880    2.201   87,345,541
                                         2003   1.461    1.880   56,268,484

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK and IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK +8 endorsements.

TABLE OF CONTENTS

            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
            IncomeLOCK Plus Options........................... D-10
               Calculation of the Value of each Component of
                 the Benefit.................................. D-10
               Automatic Termination of IncomeLOCK Plus....... D-11
            Surrender of Account Value........................ D-11

            LOANS............................................. D-11

INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------

above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

--------------------------------------------------------------------------------


For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1,

--------
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.25% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

                      ------------------------------------
                      Multi-Year Fixed Option - 3 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 5 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 7 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 10 years
                      ------------------------------------
                      ------------------------------------
                      SunAmerica 2020 High Watermark Fund
                      ------------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK
Plus--Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


(C) 2013 American International Group, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.40 TO 12.40                                            May 1, 2013


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2013, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Conservative Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Lifestrategy Moderate Growth Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Investment-Grade Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Long-Term Treasury Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Wellington Fund
Global Strategy Fund                Small Cap Growth Fund               Vanguard Windsor II Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund           * closed to new investments August 31, 2012
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
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                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  10
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  15
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  16
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  17

OPTIONAL LIVING BENEFITS........................................  17
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  18
   IncomeLOCK Plus Options......................................  22

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  25
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  25
   Communicating Transfer or Reallocation Instructions..........  26
   Effective Date of Transfer...................................  26
   Transfers During the Payout Period...........................  26

FEES AND CHARGES................................................  27
   Account Maintenance Charge...................................  27
   Surrender Charge.............................................  27
       Amount of Surrender Charge...............................  27
       10% Free Withdrawal......................................  27
       Exceptions to Surrender Charge...........................  27
   Premium Tax Charge...........................................  28
   Separate Account Charges.....................................  28
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  28
   Separate Account Expense Reimbursements or Credits...........  29
   Market Value Adjustment ("MVA")..............................  29
   Optional Living Benefit Fees.................................  29
   Other Charges................................................  30

PAYOUT PERIOD...................................................  30
   Fixed Payout.................................................  30
   Assumed Investment Rate......................................  30
   Variable Payout..............................................  31
   Combination Fixed and Variable Payout........................  31
   Partial Annuitization........................................  31
   Payout Date..................................................  31
   Payout Options...............................................  32
   Payout Information...........................................  32

                                                                 PAGE
                                                                 ----

SURRENDER OF ACCOUNT VALUE......................................  32
   When Surrenders Are Allowed..................................  32
   Surrender Process............................................  33
   Amount That May Be Surrendered...............................  33
   Surrender Restrictions.......................................  33
   Partial Surrenders...........................................  33
   Systematic Withdrawals.......................................  33
   Distributions Required by Federal Tax Law....................  34
   Living Benefits..............................................  34

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  36
       Spousal Beneficiaries....................................  36
       Beneficiaries Other Than Spouses.........................  36
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  37
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  38
   IncomeLOCK Plus..............................................  38

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The 21 Day "Free Look".......................  39
   We Reserve Certain Rights....................................  39
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  40
   Types of Plans...............................................  40
   Tax Consequences in General..................................  41

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.60
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.35
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.60
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              0.60
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           0.60
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               0.60
--------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          0.85
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.60
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.60
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            0.85
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            0.85
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 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%  1.75%(7)
----------------------------------------------------------------------------------------------------------

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--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
One Covered Person             0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
Two Covered Persons            0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. With respect to this Fund, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.85%, investment in a Variable Account Option with the highest total expenses (1.75%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $853  $2,033  $3,080   $5,233


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $399  $1,587  $2,637   $5,233



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.35%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $523   $666    $789     $650


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $53    $166    $289     $650


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.85% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
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ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the

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income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI" or "Distributor"). AGDI, an affiliate of the Company, is located at 2929 Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGDI entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGDI will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or after May 31, 2013. Upon the closing date, SACS will become the Distributor for VALIC Separate Account A . SACS, also an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

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FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY

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BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong Shaw
                          Sub-Adviser: SunAmerica                              Associates Inc.; Barrow
                                                                               Hanley; Hotchkis and
 Growth Fund              Adviser: VALIC                                       Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan Stanley
                                                                               Investment Management, Inc.
 Mid Cap Growth Fund      Adviser: VALIC                                       and RCM Capital Management,
                          Sub-Adviser: Columbia                                LLC ("RCM")
                           Management

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.,
                                                                               Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman Value
                                                                               Management, LLC and Wells
 Small Cap Aggressive     Adviser: VALIC                                       Capital Management
   Growth Fund            Sub-Adviser: RS                                      Incorporated ("Wells Capital")
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century Capital
                           T. Rowe Price and                                   Management, LLC and Wells
                           Bridgeway Capital                                   Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management Inc.
 Small Cap Index Fund     Adviser: VALIC                                       ("JPMIM") and Metropolitan
                          Sub-Adviser: SunAmerica                              West Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin Advisers,
                           Investments, LLC                                    Inc. and Templeton Investment
                           ("PineBridge")                                      Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                                                                               Invesco and Massachusetts
 Foreign Value Fund       Adviser: VALIC                                       Financial Services Company
                          Sub-Adviser: Templeton                               ("MFS")
                           Global Advisors Ltd.

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             SunAmerica 2020 High     Adviser: VALIC
   Lifestyle Fund         Sub-Adviser: PineBridge      Watermark Fund*        Sub-Adviser: SunAmerica

 Asset Allocation Fund    Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
                          Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
                                                                              benefit from the
 Conservative Growth      Adviser: VALIC             Vanguard LifeStrategy    investment advisory
   Lifestyle Fund         Sub-Adviser: PineBridge      Growth Fund            services provided to the
                                                                              underlying funds in
 Dynamic Allocation Fund  Adviser: VALIC             Vanguard LifeStrategy    which they invest. The
                          Sub-Advisers:                Moderate Growth Fund   investment advisor to
                           AllianceBernstein L.P.                             the underlying funds is
                           and SunAmerica                                     Vanguard.

 Moderate Growth          Adviser: VALIC             Vanguard Wellington Fund Adviser: Wellington
   Lifestyle Fund         Sub-Adviser: PineBridge                              Management

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the

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funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the

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Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of

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these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. Effective February 25, 2013, IncomeLOCK +8 is no longer available. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your

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Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum           Fixed Account Plus
Fixed Accounts                                      Short-Term Fixed Account
                              100%-Maximum          Capital Conservation Fund
                                                    Core Bond Fund
                                                    Government Securities Fund
                                                    Inflation Protected Fund
                                                    International Government Bond Fund
                                                    Money Market I Fund
                                                    Money Market II Fund
                                                    Strategic Bond Fund
                                                    Vanguard Long-Term Investment Grade Fund
                                                    Vanguard Long-Term Treasury Fund
-------------------------------------------------------------------------------------------------

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      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum          Aggressive Growth Lifestyle Fund
                                                  American Beacon Holland Large Cap Growth Fund
                              70%-Maximum         Asset Allocation Fund
                                                  Blue Chip Growth Fund
                                                  Broad Cap Value Income Fund
                                                  Capital Appreciation Fund
                                                  Conservative Growth Lifestyle Fund
                                                  Core Equity Fund
                                                  Dividend Value Fund
                                                  Dynamic Allocation Fund
                                                  Foreign Value Fund
                                                  Global Social Awareness Fund
                                                  Global Strategy Fund
                                                  Growth Fund
                                                  Growth & Income Fund
                                                  High Yield Bond Fund
                                                  International Equities Fund
                                                  International Growth Fund
                                                  Large Cap Core Fund
                                                  Large Capital Growth Fund
                                                  Large Cap Value Fund
                                                  Mid Cap Index Fund
                                                  Mid Cap Value Fund
                                                  Moderate Growth Lifestyle Fund
                                                  Socially Responsible Fund
                                                  Stock Index Fund
                                                  Value Fund
                                                  Vanguard LifeStrategy Conservative Growth Fund
                                                  Vanguard LifeStrategy Growth Fund
                                                  Vanguard LifeStrategy Moderate Growth Fund
                                                  Vanguard Wellington Fund
                                                  Vanguard Windsor II Fund
-------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum          Ariel Appreciation Fund
                                                  Ariel Fund
                              10%-Maximum         Emerging Economies Fund
                                                  Global Real Estate Fund
                                                  Health Sciences Fund
                                                  International Opportunities Fund
                                                  Invesco Balanced-Risk Commodity Strategy Fund
                                                  Mid Cap Growth Fund
                                                  Mid Cap Strategic Growth Fund
                                                  Nasdaq-100(R) Index Fund
                                                  Science and Technology Fund
                                                  Small Cap Aggressive Growth Fund
                                                  Small Cap Fund
                                                  Small Cap Growth Fund
                                                  Small Cap Index Fund
                                                  Small Cap Special Values Fund
                                                  Small Cap Value Fund
                                                  Small-Mid Growth Fund

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued

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prior to February 25, 2013. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

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(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

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  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to December 26, 2012.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

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Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

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Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.


TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or

--------------------------------------------------------------------------------

prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

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  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.35% to 0.85% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

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We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

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* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

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The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

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VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

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SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal

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Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

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If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.
SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

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Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contracts issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

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STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

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The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit
Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the

--------------------------------------------------------------------------------

changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

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  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b), 401(k), and eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for

--------------------------------------------------------------------------------

grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
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There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in
2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages.

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $770,000 of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Death Master File, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that AIG's Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.

FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2012 6.239   7.028       44,724
                                             2011 6.219   6.239       35,058
                                             2010 5.461   6.219       30,163
                                             2009 4.444   5.461       33,286
                                             2008 5.740   4.444       43,079
                                             2007 5.432   5.740       51,018
                                             2006 4.890   5.432       41,299
                                             2005 4.743   4.890       68,398
                                             2004 4.398   4.743      104,508
                                             2003 3.697   4.398      817,455
    Blue Chip Growth Fund (Division 72)      2012 1.009   1.185    1,756,039
                                             2011 1.000   1.009    1,897,960
                                             2010 0.866   1.000    1,776,518
                                             2009 0.609   0.866    7,431,040
                                             2008 1.072   0.609    6,036,349
                                             2007 0.954   1.072    2,571,034
                                             2006 0.877   0.954    1,955,883
                                             2005 0.833   0.877    1,943,533
                                             2004 0.769   0.833    1,701,083
                                             2003 0.598   0.769    2,956,387
    Broad Cap Value Income Fund
     (Division 75)                           2012 1.092   1.238      400,082
                                             2011 1.081   1.092      340,729
                                             2010 0.950   1.081      238,391
                                             2009 0.763   0.950      262,031
                                             2008 1.171   0.763      318,615
                                             2007 1.156   1.171      262,950
                                             2006 1.012   1.156      316,317
                                             2005    --      --           --
    Capital Conservation Fund (Division 7)   2012 3.838   4.046      943,773
                                             2011 3.614   3.838      413,124
                                             2010 3.372   3.614      248,567
                                             2009 3.055   3.372      289,907
                                             2008 3.169   3.055      325,510
                                             2007 3.075   3.169      422,902
                                             2006 2.960   3.075      439,627
                                             2005 2.926   2.960      131,131
                                             2004 2.831   2.926      180,217
                                             2003 2.735   2.831      718,508
    Core Equity Fund (Division 15)           2012 2.167   2.460      403,151
                                             2011 2.191   2.167      457,362
                                             2010 1.954   2.191      470,922
                                             2009 1.593   1.954      547,314
                                             2008 2.547   1.593      773,394
                                             2007 2.489   2.547    1,339,870
                                             2006 2.241   2.489    1,542,826
                                             2005 2.168   2.241    2,285,402
                                             2004 2.019   2.168    2,966,192
                                             2003 1.602   2.019    4,451,054
    Dividend Value Fund (Division 21)        2012 1.890   2.115    1,902,684
                                             2011 1.758   1.890    1,363,711
                                             2010 1.551   1.758      364,431
                                             2009 1.311   1.551      454,380
                                             2008 2.036   1.311      529,452
                                             2007 2.058   2.036    1,376,939
                                             2006 1.767   2.058    1,628,845
                                             2005 1.700   1.767    3,214,697
                                             2004 1.516   1.700    3,896,402
                                             2003 1.181   1.516    5,337,891


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)    2012    --   0.998           --
    Emerging Economies Fund (Division 87)     2012 0.874   1.033    5,362,560
                                              2011 1.011   0.874    3,777,789
                                              2010 0.914   1.011    3,630,966
                                              2009 0.710   0.914    3,963,799
                                              2008 1.325   0.710    4,429,851
                                              2007 1.222   1.325   21,583,563
                                              2006 1.066   1.222   18,542,675
                                              2005    --      --           --
    Foreign Value Fund (Division 89)          2012 1.012   1.195    3,599,933
                                              2011 1.170   1.012    5,014,763
                                              2010 1.094   1.170    6,219,408
                                              2009 0.747   1.094    9,465,183
                                              2008 1.355   0.747   10,564,087
                                              2007 1.227   1.355   11,585,693
                                              2006 1.067   1.227   11,146,312
                                              2005    --      --           --
    Global Real Estate Fund (Division 101)    2012 0.908   1.183    1,052,469
                                              2011 0.993   0.908    1,102,048
                                              2010 0.845   0.993      903,921
                                              2009 0.645   0.845           --
                                              2008    --   0.645    1,435,798
    Global Social Awareness Fund
     (Division 12)                            2012 3.855   4.495      395,804
                                              2011 4.134   3.855      454,292
                                              2010 3.706   4.134      353,772
                                              2009 2.833   3.706      650,734
                                              2008 4.749   2.833    1,006,351
                                              2007 4.577   4.749      976,365
                                              2006 3.986   4.577      910,144
                                              2005 3.853   3.986      892,492
                                              2004 3.505   3.853    1,007,928
                                              2003 2.745   3.505    1,734,049
    Global Strategy Fund (Division 88)        2012 1.398   1.662    2,576,275
                                              2011 1.439   1.398    4,153,246
                                              2010 1.296   1.439    4,508,067
                                              2009 1.051   1.296    3,599,788
                                              2008 1.335   1.051    4,539,740
                                              2007 1.220   1.335    4,996,405
                                              2006 1.086   1.220    5,164,185
                                              2005    --      --           --
    Government Securities Fund (Division 8)   2012 3.874   3.993      166,325
                                              2011 3.550   3.874      150,347
                                              2010 3.435   3.550      181,539
                                              2009 3.592   3.435      310,411
                                              2008 3.292   3.592      294,595
                                              2007 3.076   3.292      171,495
                                              2006 3.004   3.076      122,767
                                              2005 2.945   3.004      235,623
                                              2004 2.864   2.945      295,626
                                              2003 2.848   2.864    1,511,508
    Growth Fund (Division 78)                 2012 1.069   1.221    5,626,767
                                              2011 1.082   1.069    6,055,510
                                              2010 0.921   1.082    5,992,221
                                              2009 0.679   0.921    6,668,828
                                              2008 1.131   0.679    7,512,120
                                              2007 0.940   1.131   32,052,377
                                              2006 0.914   0.940   36,312,466
                                              2005    --      --           --

--------

* The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director.

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                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
   Growth & Income Fund (Division 16)          2012 2.254   2.539      169,871
                                               2011 2.307   2.254      220,605
                                               2010 2.124   2.370      240,301
                                               2009 1.754   2.124      261,115
                                               2008 2.790   1.754      282,364
                                               2007 2.622   2.790      293,799
                                               2006 2.287   2.622      202,754
                                               2005 2.268   2.287      295,142
                                               2004 2.060   2.268      378,755
                                               2003 1.690   2.060      996,416
   Health Sciences Fund (Division 73)          2012 1.680   2.200    1,324,666
                                               2011 1.530   1.680    1,526,741
                                               2010 1.329   1.530    1,395,941
                                               2009 1.017   1.329    1,979,366
                                               2008 1.453   1.017    2,086,000
                                               2007 1.243   1.453    2,526,736
                                               2006 1.153   1.243    2,507,336
                                               2005 1.026   1.153    3,061,825
                                               2004 0.895   1.026    2,989,061
                                               2003 0.657   0.895    5,464,309
   Inflation Protected Fund (Division 77)      2012 1.330   1.428    1,171,132
                                               2011 1.215   1.330      813,712
                                               2010 1.120   1.215      640,181
                                               2009 1.028   1.120    1,049,398
                                               2008 1.093   1.028      811,287
                                               2007 1.020   1.093       79,899
                                               2006 1.022   1.020       49,927
                                               2005 1.007   1.022      103,887
   International Equities Fund (Division 11)   2012 1.563   1.818    2,596,793
                                               2011 1.809   1.563    3,764,337
                                               2010 1.678   1.809    2,786,435
                                               2009 1.303   1.678    3,551,393
                                               2008 2.315   1.303    3,821,556
                                               2007 2.141   2.315    3,374,713
                                               2006 1.751   2.141    2,536,156
                                               2005 1.505   1.751    1,083,111
                                               2004 1.285   1.505      498,972
                                               2003 0.997   1.285      772,467
   International Government Bond Fund
    (Division 13)                              2012 3.256   3.516      629,970
                                               2011 3.135   3.256      734,816
                                               2010 2.917   3.135      867,475
                                               2009 2.630   2.917    1,088,499
                                               2008 2.661   2.630    1,549,545
                                               2007 2.501   2.661      951,630
                                               2006 2.331   2.501      414,922
                                               2005 2.359   2.331      725,127
                                               2004 2.145   2.359      932,794
                                               2003 1.807   2.145    1,635,564
   International Growth Fund (Division 20)     2012 2.190   2.616    3,648,865
                                               2011 2.442   2.190    2,458,686
                                               2010 2.182   2.442    2,830,224
                                               2009 1.622   2.182    2,386,717
                                               2008 2.813   1.622    2,097,063
                                               2007 2.467   2.813    2,502,365
                                               2006 1.964   2.467    2,263,168
                                               2005 1.738   1.964    4,178,033
                                               2004 1.512   1.738    4,937,321
                                               2003 1.213   1.512   19,551,044
   Large Cap Core Fund (Division 76)           2012 1.247   1.470      241,483
                                               2011 1.267   1.247      392,182
                                               2010 1.092   1.267      810,729
                                               2009 0.794   1.092    1,876,124
                                               2008 1.184   0.794    2,670,747
                                               2007 1.102   1.184      249,630
                                               2006 0.999   1.102      297,019
                                               2005    --      --           --


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Large Capital Growth Fund (Division 79)   2012  1.095   1.224   3,144,415
                                              2011  1.174   1.095   3,477,357
                                              2010  1.022   1.174   3,809,350
                                              2009  0.784   1.022   4,633,199
                                              2008  1.284   0.784   5,003,388
                                              2007  1.122   1.284   8,183,163
                                              2006  1.028   1.122   8,924,788
                                              2005     --      --          --
    Mid Cap Index Fund (Division 4)           2012 12.578  14.693   1,103,439
                                              2011 12.912  12.578   1,115,927
                                              2010 10.289  12.912   1,219,712
                                              2009  7.485  10.289   1,146,174
                                              2008 11.932   7.485   1,384,721
                                              2007 11.152  11.932   3,377,619
                                              2006 10.202  11.152   3,264,013
                                              2005  9.147  10.202   4,626,356
                                              2004  7.930   9.147   4,150,743
                                              2003  5.904   7.930   6,153,555
    Mid Cap Strategic Growth Fund
     (Division 83)                            2012  1.354   1.470     964,212
                                              2011  1.461   1.354   1,185,711
                                              2010  1.165   1.461   1,415,173
                                              2009  0.797   1.165   1,610,223
                                              2008  1.544   0.797   2,291,545
                                              2007  1.197   1.544   4,561,455
                                              2006  1.154   1.197   3,498,730
                                              2005     --      --          --
    Money Market I Fund (Division 6)          2012  2.314   2.300   1,345,009
                                              2011  2.328   2.314   1,345,350
                                              2010  2.341   2.328   1,171,886
                                              2009  2.348   2.341   2,369,391
                                              2008  2.311   2.348   3,350,461
                                              2007  2.221   2.311   6,995,461
                                              2006  2.135   2.221   5,309,159
                                              2005  2.091   2.135  11,258,258
                                              2004  2.087   2.091  12,486,400
                                              2003  2.087   2.087  14,189,330
    Nasdaq-100(R) Index Fund (Division 46)    2012  0.650   0.762   1,589,314
                                              2011  0.635   0.650   1,361,782
                                              2010  0.534   0.635   1,262,462
                                              2009  0.346   0.534   1,445,415
                                              2008  0.604   0.346   1,624,668
                                              2007  0.512   0.604   2,271,567
                                              2006  0.483   0.512   2,357,989
                                              2005  0.480   0.483   5,083,720
                                              2004  0.439   0.480   6,617,868
                                              2003  0.296   0.439  12,218,780
    Science & Technology Fund
     (Division 17)                            2012  2.841   3.167   1,751,366
                                              2011  3.040   2.841   1,841,311
                                              2010  2.505   3.040   1,983,913
                                              2009  1.523   2.505   2,378,150
                                              2008  2.836   1.523   2,429,103
                                              2007  2.424   2.836   9,328,934
                                              2006  2.304   2.424  10,343,844
                                              2005  2.243   2.304  12,389,905
                                              2004  2.239   2.243  13,920,657
                                              2003  1.487   2.239  16,906,927
    Small Cap Aggressive Growth Fund
     (Division 86)                            2012  1.184   1.355     463,067
                                              2011  1.327   1.184     562,986
                                              2010  1.045   1.327     662,730
                                              2009  0.686   1.045     827,836
                                              2008  1.162   0.686     848,671
                                              2007  1.021   1.162     762,472
                                              2006  1.005   1.021     622,639
                                              2005     --      --          --

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      Small Cap Fund (Division 18)          2012 3.026   3.485    1,000,010
                                            2011 3.068   3.026      991,524
                                            2010 2.382   3.068      831,512
                                            2009 1.866   2.382      908,241
                                            2008 2.856   1.866    1,134,532
                                            2007 3.063   2.856    1,368,123
                                            2006 2.843   3.063    1,630,818
                                            2005 2.665   2.843    5,356,147
                                            2004 2.252   2.665    6,244,257
                                            2003 1.661   2.252   22,524,144
      Small Cap Index Fund (Division 14)    2012 4.003   4.617      918,468
                                            2011 4.208   4.003    1,260,659
                                            2010 3.345   4.208    1,376,227
                                            2009 2.624   3.345    1,652,916
                                            2008 4.029   2.624    1,997,123
                                            2007 4.132   4.029    4,417,329
                                            2006 3.521   4.132    4,207,324
                                            2005 3.397   3.521    3,407,414
                                            2004 2.899   3.397    3,011,505
                                            2003 1.991   2.899    4,726,480
      Small Cap Special Values Fund
       (Division 84)                        2012 0.996   1.133    3,045,310
                                            2011 1.054   0.996    1,907,684
                                            2010 0.872   1.054    1,848,622
                                            2009 0.667   0.872    2,652,417
                                            2008 1.041   0.667    2,969,120
                                            2007 1.164   1.041    3,496,149
                                            2006 1.046   1.164    4,410,166
                                            2005    --      --           --
      Small-Mid Growth Fund (Division 85)   2012 1.023   1.135      543,327
                                            2011 1.076   1.023      615,579
                                            2010 0.858   1.076      737,740
                                            2009 0.613   0.858      872,131
                                            2008 1.022   0.613      952,817
                                            2007 1.058   1.022    1,060,246
                                            2006 1.017   1.058    1,326,519
                                            2005    --      --           --
      Stock Index Fund (Division 10)        2012 5.713   6.563    3,775,348
                                            2011 5.645   5.713    4,060,930
                                            2010 4.951   5.645    4,071,403
                                            2009 3.948   4.951    4,220,931
                                            2008 6.325   3.948    4,610,545
                                            2007 6.053   6.325   16,814,360
                                            2006 5.277   6.053   17,461,782
                                            2005 5.077   5.277   22,842,446
                                            2004 4.622   5.077   24,150,777
                                            2003 3.627   4.622   33,142,910
      Value Fund (Division 74)              2012 1.265   1.470      397,266
                                            2011 1.302   1.265      532,650
                                            2010 1.140   1.302      649,923
                                            2009 0.859   1.140    1,877,864
                                            2008 1.495   0.859    3,076,947
                                            2007 1.415   1.495      733,730
                                            2006 1.223   1.415      630,287
                                            2005 1.157   1.223      405,407
                                            2004 1.001   1.157      186,509
                                            2003 0.799   1.001      265,766
    VALIC COMPANY II
      Aggressive Growth Lifestyle Fund
       (Division 48)                        2012 2.039   2.340      965,180
                                            2011 2.049   2.039      706,136
                                            2010 1.774   2.049      632,279
                                            2009 1.378   1.774      883,698
                                            2008 2.063   1.378      993,829
                                            2007 1.885   2.063    1,066,647
                                            2006 1.660   1.885      837,701
                                            2005 1.488   1.660    1,694,406
                                            2004 1.316   1.488    1,766,337
                                            2003 1.021   1.316    2,187,204


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Capital Appreciation Fund (Division 39)   2012 1.011   1.188      582,617
                                              2011 1.034   1.011      702,604
                                              2010 0.901   1.034      751,394
                                              2009 0.688   0.907      892,083
                                              2008 1.237   0.688    1,027,117
                                              2007 1.035   1.237    1,100,795
                                              2006 0.983   1.035      962,418
                                              2005 0.954   0.983    2,369,942
                                              2004 0.876   0.954    4,224,415
                                              2003 0.698   0.876   14,435,443
    Conservative Growth Lifestyle Fund
     (Division 50)                            2012 2.240   2.497      504,647
                                              2011 2.173   2.240      443,385
                                              2010 1.922   2.173      393,141
                                              2009 1.595   1.922      579,779
                                              2008 1.960   1.595      486,048
                                              2007 1.836   1.960      428,327
                                              2006 1.681   1.836      298,050
                                              2005 1.588   1.681    1,110,673
                                              2004 1.460   1.588    1,305,402
                                              2003 1.251   1.460    1,666,625
    Core Bond Fund (Division 58)              2012 1.916   2.050    1,461,305
                                              2011 1.810   1.916    1,772,650
                                              2010 1.657   1.810    1,073,978
                                              2009 1.434   1.657      953,017
                                              2008 1.511   1.434      918,510
                                              2007 1.460   1.511    6,164,002
                                              2006 1.396   1.460    4,850,555
                                              2005 1.371   1.396    7,955,133
                                              2004 1.313   1.371    6,464,717
                                              2003 1.267   1.313    5,850,077
    High Yield Bond Fund (Division 60)        2012 2.183   2.475      724,495
                                              2011 2.099   2.183      782,417
                                              2010 1.855   2.099      808,273
                                              2009 1.297   1.855      947,155
                                              2008 1.895   1.297    1,076,268
                                              2007 1.874   1.895    1,066,929
                                              2006 1.674   1.874      886,582
                                              2005 1.566   1.674      842,935
                                              2004 1.356   1.566      786,706
                                              2003 1.047   1.356    1,412,082
    International Opportunities Fund
     (Division 33)                            2012 1.581   1.922      628,609
                                              2011 1.973   1.581    1,223,659
                                              2010 1.650   1.973    1,149,825
                                              2009 1.318   1.650    2,048,462
                                              2008 2.258   1.318    2,957,259
                                              2007 2.141   2.258    3,492,588
                                              2006 1.787   2.141    2,222,958
                                              2005 1.385   1.787    3,463,850
                                              2004 1.165   1.385      569,362
                                              2003 0.913   1.165    1,888,270
    Large Cap Value Fund (Division 40)        2012 1.706   1.988      399,767
                                              2011 1.790   1.706      496,743
                                              2010 1.549   1.790      501,328
                                              2009 1.411   1.549      766,502
                                              2008 2.238   1.411      841,753
                                              2007 2.179   2.238    1,549,643
                                              2006 1.844   2.179    1,144,596
                                              2005 1.700   1.844      867,705
                                              2004 1.502   1.700      818,848
                                              2003 1.183   1.502    2,114,500
    Mid Cap Growth Fund (Division 37)         2012 1.351   1.498      547,864
                                              2011 1.428   1.351      714,647
                                              2010 1.173   1.428      718,594
                                              2009 0.819   1.173      869,254
                                              2008 1.540   0.819      890,588
                                              2007 1.357   1.540    1,057,318
                                              2006 1.183   1.357      691,830
                                              2005 1.067   1.183    1,012,858
                                              2004 0.951   1.067    1,297,312
                                              2003 0.689   0.951    2,729,051

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Mid Cap Value Fund (Division 38)          2012 3.267   3.964    1,140,964
                                              2011 3.594   3.267    1,592,597
                                              2010 2.951   3.594    1,627,573
                                              2009 2.165   2.951    2,978,425
                                              2008 3.545   2.165    3,365,688
                                              2007 3.460   3.545    4,547,940
                                              2006 2.974   3.460    3,901,778
                                              2005 2.728   2.974    6,755,672
                                              2004 2.355   2.728    5,941,957
                                              2003 1.648   2.355    2,729,051
    Moderate Growth Lifestyle Fund
     (Division 49)                            2012 2.208   2.502    1,049,048
                                              2011 2.188   2.208      688,705
                                              2010 1.912   2.188      630,884
                                              2009 1.512   1.912    1,072,733
                                              2008 2.068   1.521      797,578
                                              2007 1.906   2.068      776,491
                                              2006 1.723   1.906      497,142
                                              2005 1.591   1.723    3,389,414
                                              2004 1.436   1.591    4,148,673
                                              2003 1.168   1.436    6,133,401
    Money Market II Fund (Division 44)        2012 1.324   1.319      712,888
                                              2011 1.328   1.324      875,047
                                              2010 1.333   1.328      802,262
                                              2009 1.333   1.333    1,318,167
                                              2008 1.308   1.333    2,846,893
                                              2007 1.254   1.308    3,277,618
                                              2006 1.204   1.254    3,012,427
                                              2005 1.176   1.204    1,054,289
                                              2004 1.170   1.176    1,132,568
                                              2003 1.167   1.170    3,423,139
    Small Cap Growth Fund (Division 35)       2012 1.721   1.927      489,158
                                              2011 1.802   1.721      586,223
                                              2010 1.352   1.802      552,879
                                              2009 0.985   1.352      608,486
                                              2008 1.741   0.985      624,705
                                              2007 1.679   1.741      744,378
                                              2006 1.532   1.679      674,340
                                              2005 1.467   1.532    1,719,601
                                              2004 1.328   1.467    2,502,710
                                              2003 0.914   1.328    8,273,066
    Small Cap Value Fund (Division 36)        2012 2.368   2.715      676,326
                                              2011 2.576   2.368    1,164,298
                                              2010 2.055   2.576    1,438,429
                                              2009 1.660   2.055    1,698,342
                                              2008 2.370   1.660    1,562,640
                                              2007 2.557   2.370    3,811,579
                                              2006 2.160   2.557    2,590,680
                                              2005 2.031   2.160    5,333,620
                                              2004 1.708   2.031    4,604,101
                                              2003 1.231   1.708    4,450,137
    Socially Responsible Fund (Division 41)   2012 1.483   1.703      395,106
                                              2011 1.469   1.483    1,395,614
                                              2010 1.286   1.469    2,351,649
                                              2009 0.987   1.286    1,742,795
                                              2008 1.586   0.987    1,567,566
                                              2007 1.531   1.586    3,591,862
                                              2006 1.329   1.531    1,757,764
                                              2005 1.281   1.329    1,298,733
                                              2004 1.169   1.281    1,558,254
                                              2003 0.915   1.169    3,159,919
    Strategic Bond Fund (Division 59)         2012 2.464   2.759    1,538,319
                                              2011 2.370   2.464    1,432,552
                                              2010 2.142   2.370    1,366,323
                                              2009 1.706   2.142    2,534,815
                                              2008 1.996   1.706    2,511,986
                                              2007 1.923   1.996    2,667,037
                                              2006 1.778   1.923    1,756,315
                                              2005 1.700   1.778    1,694,660
                                              2004 1.543   1.700    1,456,929
                                              2003 1.296   1.543    2,017,062


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
   FUND NAME                                 YEAR AT 1/1 AT 12/31  AT 12/31
   ---------                                 ---- ------ -------- -----------
   PUBLIC FUNDS
     American Beacon Holland Large Cap
      Growth Fund (Division 70)              2012 1.120   1.249      691,950
                                             2011 1.090   1.120      442,599
                                             2010 0.962   1.090      444,600
                                             2009 0.696   0.962      878,870
                                             2008 1.074   0.696    1,494,859
                                             2007 0.988   1.074    1,367,313
                                             2006 0.945   0.988    1,599,274
                                             2005 0.958   0.945    2,090,468
                                             2004 0.867   0.958    1,878,587
                                             2003 0.683   0.867    1,996,662
     Ariel Appreciation Fund (Division 69)   2012 1.853   2.198    1,377,648
                                             2011 2.011   1.853    1,419,556
                                             2010 1.692   2.011    1,355,105
                                             2009 1.044   1.692    1,666,166
                                             2008 1.773   1.044    1,826,979
                                             2007 1.809   1.773    6,373,849
                                             2006 1.640   1.809    6,665,028
                                             2005 1.603   1.640    9,085,472
                                             2004 1.426   1.603    9,283,122
                                             2003 1.095   1.426   14,414,655
     Ariel Fund (Division 68)                2012 1.820   2.177    1,512,472
                                             2011 2.065   1.820    1,848,911
                                             2010 1.649   2.065    1,970,796
                                             2009 1.015   1.649    2,556,717
                                             2008 1.974   1.015    2,893,051
                                             2007 2.020   1.974    9,679,539
                                             2006 1.842   2.020    9,670,021
                                             2005 1.836   1.842   11,974,748
                                             2004 1.514   1.836   11,663,898
                                             2003 1.190   1.514   12,565,403
     Invesco Balanced Risk Commodity
      Strategy Fund (Division 102)           2012 0.968   0.997      761,480
                                             2011    --   0.968       27,912
     SunAmerica 2020 High Watermark
      (Division 82)                          2012 1.171   1.211       14,765
                                             2011 1.006   1.171       19,823
                                             2010 0.933   1.006       19,364
                                             2009 1.002   0.933        5,525
                                             2008 1.207   1.002        5,303
                                             2007 1.151   1.207        2,746
                                             2006 1.047   1.151        7,654
                                             2005 1.000   1.047       11,209
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)              2012 1.693   1.833      401,720
                                             2011 1.678   1.693      499,684
                                             2010 1.523   1.678      566,418
                                             2009 1.312   1.523      896,140
                                             2008 1.644   1.312    1,088,132
                                             2007 1.550   1.644    1,176,728
                                             2006 1.413   1.550      960,607
                                             2005 1.365   1.413    3,559,902
                                             2004 1.274   1.365    3,688,296
                                             2003 1.102   1.274    9,476,600
     Vanguard LifeStrategy Growth Fund
      (Division 52)                          2012 1.585   1.797    1,130,915
                                             2011 1.636   1.585    1,301,368
                                             2010 1.434   1.636    1,469,204
                                             2009 1.157   1.434    1,801,346
                                             2008 1.779   1.157    2,001,770
                                             2007 1.669   1.779    2,031,848
                                             2006 1.450   1.669    2,180,003
                                             2005 1.368   1.450    5,639,072
                                             2004 1.226   1.368    7,687,043
                                             2003 0.962   1.226   37,609,185

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
   FUND NAME                                 YEAR AT 1/1 AT 12/31  AT 12/31
   ---------                                 ---- ------ -------- -----------
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2012 1.677   1.859    1,330,392
                                             2011 1.687   1.677    1,344,250
                                             2010 1.502   1.687    1,462,764
                                             2009 1.259   1.502    1,948,195
                                             2008 1.727   1.259    2,390,039
                                             2007 1.623   1.727    2,917,032
                                             2006 1.444   1.623    2,815,554
                                             2005 1.378   1.444    9,566,499
                                             2004 1.257   1.378   11,852,735
                                             2003 1.036   1.257   48,775,655
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                     2012 3.066   3.402      689,628
                                             2011 2.632   3.066      705,168
                                             2010 2.392   2.632      753,849
                                             2009 2.212   2.392      753,426
                                             2008 2.176   2.212      899,174
                                             2007 2.110   2.176    1,270,669
                                             2006 2.063   2.110    1,451,598
                                             2005 1.974   2.063    2,566,630
                                             2004 1.823   1.974    3,319,915
                                             2003 1.726   1.823    6,914,295
   Vanguard Long-Term Treasury Fund
    (Division 23)                            2012 3.366   3.462      868,000
                                             2011 2.620   3.366      783,639
                                             2010 2.420   2.620      901,450
                                             2009 2.768   2.420    1,417,411
                                             2008 2.273   2.768    1,831,581
                                             2007 2.093   2.273    1,840,012
                                             2006 2.070   2.093    2,193,685
                                             2005 1.953   2.070    3,852,945
                                             2004 1.834   1.953    4,506,673
                                             2003 1.797   1.834    7,156,569


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
    Vanguard Wellington Fund (Division 25)  2012 3.102   3.462    5,073,363
                                            2011 3.012   3.102    5,850,044
                                            2010 2.738   3.012    5,945,169
                                            2009 2.260   2.738    5,406,833
                                            2008 2.934   2.260    6,005,134
                                            2007 2.730   2.934   19,078,304
                                            2006 2.396   2.730   17,194,121
                                            2005 2.262   2.396   19,100,937
                                            2004 2.052   2.262   19,953,736
                                            2003 1.714   2.052   29,224,994
    Vanguard Windsor II Fund (Division 24)  2012 2.549   2.950    3,639,394
                                            2011 2.503   2.549    3,955,338
                                            2010 2.282   2.503    4,166,371
                                            2009 1.812   2.282    7,099,568
                                            2008 2.887   1.812    6,249,982
                                            2007 2.848   2.887   18,522,732
                                            2006 2.429   2.848   17,525,237
                                            2005 2.289   2.429   28,511,819
                                            2004 1.951   2.289   28,778,096
                                            2003 1.513   1.951   40,951,351

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK and IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK +8 endorsements.

TABLE OF CONTENTS

            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
            IncomeLOCK Plus Options........................... D-10
               Calculation of the Value of each Component of
                 the Benefit.................................. D-10
               Automatic Termination of IncomeLOCK Plus....... D-11
            Surrender of Account Value........................ D-11

            LOANS............................................. D-11

INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------

above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

--------------------------------------------------------------------------------


For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1,

--------
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.25% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

                      ------------------------------------
                      Multi-Year Fixed Option - 3 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 5 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 7 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 10 years
                      ------------------------------------
                      ------------------------------------
                      SunAmerica 2020 High Watermark Fund
                      ------------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK
Plus--Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


(C) 2013 American International Group, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.60 TO 12.60                                            May 1, 2013


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2013, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                Vanguard Lifestrategy Conservative Growth Fund
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Moderate Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Long-Term Investment-Grade Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Treasury Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Wellington Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Windsor II Fund
Global Strategy Fund                Small Cap Growth Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  10
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  15
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  16
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  17

OPTIONAL LIVING BENEFITS........................................  17
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  18
   IncomeLOCK Plus Options......................................  22

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  25
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  25
   Communicating Transfer or Reallocation Instructions..........  26
   Effective Date of Transfer...................................  26
   Transfers During the Payout Period...........................  26

FEES AND CHARGES................................................  27
   Account Maintenance Charge...................................  27
   Surrender Charge.............................................  27
       Amount of Surrender Charge...............................  27
       10% Free Withdrawal......................................  27
       Exceptions to Surrender Charge...........................  27
   Premium Tax Charge...........................................  28
   Separate Account Charges.....................................  28
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  28
   Separate Account Expense Reimbursements or Credits...........  29
   Market Value Adjustment ("MVA")..............................  29
   Optional Living Benefit Fees.................................  29
   Other Charges................................................  30

PAYOUT PERIOD...................................................  30
   Fixed Payout.................................................  30
   Assumed Investment Rate......................................  30
   Variable Payout..............................................  31
   Combination Fixed and Variable Payout........................  31
   Partial Annuitization........................................  31
   Payout Date..................................................  31
   Payout Options...............................................  32
   Payout Information...........................................  32

                                                                 PAGE
                                                                 ----

SURRENDER OF ACCOUNT VALUE......................................  32
   When Surrenders Are Allowed..................................  32
   Surrender Process............................................  33
   Amount That May Be Surrendered...............................  33
   Surrender Restrictions.......................................  33
   Partial Surrenders...........................................  33
   Systematic Withdrawals.......................................  33
   Distributions Required by Federal Tax Law....................  34
   Living Benefits..............................................  34

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  36
       Spousal Beneficiaries....................................  36
       Beneficiaries Other Than Spouses.........................  36
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  37
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  38
   IncomeLOCK Plus..............................................  38

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The 21 Day "Free Look".......................  39
   We Reserve Certain Rights....................................  39
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  40
   Types of Plans...............................................  40
   Tax Consequences in General..................................  41

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.40
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.15
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.40
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              0.40
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           0.40
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               0.40
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      0.65
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   0.65
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          0.65
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.40
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.40
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            0.65
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            0.65
--------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%  1.45%(7)
----------------------------------------------------------------------------------------------------------

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--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
One Covered Person             0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
Two Covered Persons            0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (7) The Mutual Fund with the highest operating expenses is the American Beacon Holland Large Cap Growth Fund. The Fund's adviser has contractually agreed to reduce and/or reimburse certain expenses through April 30, 2014, to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.28%. The contractual expense arrangement can be changed by approval of a majority of the Fund's Board of Trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.65%, investment in a Variable Account Option with the highest total expenses (1.45%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $806  $1,901  $2,873   $4,860


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $349  $1,449  $2,419   $4,860



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.15%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $503   $602    $678     $402


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $32    $102    $178     $402


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
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ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the

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income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI" or "Distributor"). AGDI, an affiliate of the Company, is located at 2929 Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGDI entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGDI will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or after May 31, 2013. Upon the closing date, SACS will become the Distributor for VALIC Separate Account A . SACS, also an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

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FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY

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BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong Shaw
                          Sub-Adviser: SunAmerica                              Associates Inc.; Barrow
                                                                               Hanley; Hotchkis and
 Growth Fund              Adviser: VALIC                                       Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan Stanley
                                                                               Investment Management, Inc.
 Mid Cap Growth Fund      Adviser: VALIC                                       and RCM Capital Management,
                          Sub-Adviser: Columbia                                LLC ("RCM")
                           Management

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.,
                                                                               Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman Value
                                                                               Management, LLC and Wells
 Small Cap Aggressive     Adviser: VALIC                                       Capital Management
   Growth Fund            Sub-Adviser: RS                                      Incorporated ("Wells Capital")
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century Capital
                           T. Rowe Price and                                   Management, LLC and Wells
                           Bridgeway Capital                                   Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management Inc.
 Small Cap Index Fund     Adviser: VALIC                                       ("JPMIM") and Metropolitan
                          Sub-Adviser: SunAmerica                              West Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin Advisers,
                           Investments, LLC                                    Inc. and Templeton Investment
                           ("PineBridge")                                      Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                                                                               Invesco and Massachusetts
 Foreign Value Fund       Adviser: VALIC                                       Financial Services Company
                          Sub-Adviser: Templeton                               ("MFS")
                           Global Advisors Ltd.

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
   Lifestyle Fund         Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
 Asset Allocation Fund    Adviser: VALIC                                      benefit from the
                          Sub-Adviser: PineBridge    Vanguard LifeStrategy    investment advisory
 Conservative Growth                                   Growth Fund            services provided to the
   Lifestyle Fund         Adviser: VALIC                                      underlying funds in
                          Sub-Adviser: PineBridge    Vanguard LifeStrategy    which they invest. The
 Dynamic Allocation Fund                               Moderate Growth Fund   investment advisor to
                          Adviser: VALIC                                      the underlying funds is
 Moderate Growth          Sub-Advisers:              Vanguard Wellington Fund Vanguard.
   Lifestyle Fund          AllianceBernstein L.P.
                           and SunAmerica                                     Adviser: Wellington
                                                                               Management
                          Adviser: VALIC
                          Sub-Adviser: PineBridge

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge




The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the

--------------------------------------------------------------------------------

funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the

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Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of

--------------------------------------------------------------------------------

these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. Effective February 25, 2013, IncomeLOCK +8 is no longer available. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your

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Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum           Fixed Account Plus
Fixed Accounts                                      Short-Term Fixed Account
                              100%-Maximum          Capital Conservation Fund
                                                    Core Bond Fund
                                                    Government Securities Fund
                                                    Inflation Protected Fund
                                                    International Government Bond Fund
                                                    Money Market I Fund
                                                    Money Market II Fund
                                                    Strategic Bond Fund
                                                    Vanguard Long-Term Investment Grade Fund
                                                    Vanguard Long-Term Treasury Fund
-------------------------------------------------------------------------------------------------

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      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum          Aggressive Growth Lifestyle Fund
                                                  American Beacon Holland Large Cap Growth Fund
                              70%-Maximum         Asset Allocation Fund
                                                  Blue Chip Growth Fund
                                                  Broad Cap Value Income Fund
                                                  Capital Appreciation Fund
                                                  Conservative Growth Lifestyle Fund
                                                  Core Equity Fund
                                                  Dividend Value Fund
                                                  Dynamic Allocation Fund
                                                  Foreign Value Fund
                                                  Global Social Awareness Fund
                                                  Global Strategy Fund
                                                  Growth Fund
                                                  Growth & Income Fund
                                                  High Yield Bond Fund
                                                  International Equities Fund
                                                  International Growth Fund
                                                  Large Cap Core Fund
                                                  Large Capital Growth Fund
                                                  Large Cap Value Fund
                                                  Mid Cap Index Fund
                                                  Mid Cap Value Fund
                                                  Moderate Growth Lifestyle Fund
                                                  Socially Responsible Fund
                                                  Stock Index Fund
                                                  Value Fund
                                                  Vanguard LifeStrategy Conservative Growth Fund
                                                  Vanguard LifeStrategy Growth Fund
                                                  Vanguard LifeStrategy Moderate Growth Fund
                                                  Vanguard Wellington Fund
                                                  Vanguard Windsor II Fund
-------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum          Ariel Appreciation Fund
                                                  Ariel Fund
                              10%-Maximum         Emerging Economies Fund
                                                  Global Real Estate Fund
                                                  Health Sciences Fund
                                                  International Opportunities Fund
                                                  Invesco Balanced-Risk Commodity Strategy Fund
                                                  Mid Cap Growth Fund
                                                  Mid Cap Strategic Growth Fund
                                                  Nasdaq-100(R) Index Fund
                                                  Science and Technology Fund
                                                  Small Cap Aggressive Growth Fund
                                                  Small Cap Fund
                                                  Small Cap Growth Fund
                                                  Small Cap Index Fund
                                                  Small Cap Special Values Fund
                                                  Small Cap Value Fund
                                                  Small-Mid Growth Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued

--------------------------------------------------------------------------------

prior to February 25, 2013. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

--------------------------------------------------------------------------------


  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to December 26, 2012.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

--------------------------------------------------------------------------------


Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

--------------------------------------------------------------------------------



Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.


TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or

--------------------------------------------------------------------------------

prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

--------------------------------------------------------------------------------

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.15% to 0.65% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

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We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

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The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

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VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

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SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal

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Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

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If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.
SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

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Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contracts issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

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STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

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The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit
Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the

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changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

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  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b), 401(k), and eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for

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grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
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There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in
2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages.

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $770,000 of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Death Master File, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that AIG's Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.

FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

The Selected Purchase Unit Data is shown for the period beginning May 1, 2008, the first date these Contracts became available.*


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)        2012 1.061   1.198           --
                                              2011 1.056   1.061           --
                                              2010 0.925   1.056           --
                                              2009 0.751   0.925           --
                                              2008    --   0.751           --
    Blue Chip Growth Fund (Division 72)       2012 0.904   1.064           --
                                              2011 0.895   0.904           --
                                              2010 0.773   0.895           --
                                              2009 0.542   0.773           --
                                              2008    --   0.542           --
    Broad Cap Value Income Fund
     (Division 75)                            2012 0.897   1.018           --
                                              2011 0.886   0.897           --
                                              2010 0.777   0.886           --
                                              2009 0.623   0.777           --
                                              2008    --   0.623           --
    Capital Conservation Fund (Division 7)    2012 1.226   1.295           --
                                              2011 1.152   1.226           --
                                              2010 1.073   1.152           --
                                              2009 0.970   1.073           --
                                              2008    --   0.970           --
    Core Equity Fund (Division 15)            2012 0.817   0.930      488,713
                                              2011 0.825   0.817      550,266
                                              2010 0.734   0.825      586,748
                                              2009 0.597   0.734      709,533
                                              2008    --   0.597      817,797
    Dividend Value Fund (Division 21)         2012 0.875   0.981      470,248
                                              2011 0.812   0.875      617,340
                                              2010 0.715   0.812      762,496
                                              2009 0.603   0.715      908,126
                                              2008    --   0.603    1,099,268
    Dynamic Allocation Fund (Division 103)    2012    --   0.998           --
    Emerging Economies Fund (Division 87)     2012 0.609   0.722   25,273,647
                                              2011 0.703   0.609   25,013,285
                                              2010 0.635   0.703   24,524,804
                                              2009 0.492   0.635   23,647,904
                                              2008    --   0.492   22,859,470
    Foreign Value Fund (Division 89)          2012 0.719   0.851      800,656
                                              2011 0.830   0.719      856,633
                                              2010 0.775   0.830      937,116
                                              2009 0.528   0.775    1,184,874
                                              2008    --   0.528    1,488,257
    Global Real Estate Fund (Division 101)    2012 0.915   1.194           --
                                              2011 0.999   0.915           --
                                              2010 0.848   0.999           --
                                              2009 0.646   0.848           --
                                              2008    --   0.646           --
    Global Social Awareness Fund
     (Division 12)                            2012 0.763   0.891      761,636
                                              2011 0.816   0.763      901,405
                                              2010 0.730   0.816    1,011,682
                                              2009 0.557   0.730    1,299,409
                                              2008    --   0.557    1,541,696
    Global Strategy Fund (Division 88)        2012 1.015   1.208           --
                                              2011 1.042   1.015           --
                                              2010 0.937   1.042           --
                                              2009 0.758   0.937           --
                                              2008    --   0.758           --
    Government Securities Fund (Division 8)   2012 1.219   1.259           --
                                              2011 1.115   1.219           --
                                              2010 1.077   1.115           --
                                              2009 1.124   1.077           --
                                              2008    --   1.124           --


                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
   Growth Fund (Division 78)                   2012 0.936   1.071   17,904,493
                                               2011 0.946   0.936   18,313,511
                                               2010 0.803   0.946   19,499,692
                                               2009 0.591   0.803   20,716,029
                                               2008    --   0.591   22,601,274
   Growth & Income Fund (Division 16)          2012 0.776   0.876           --
                                               2011 0.814   0.776           --
                                               2010 0.728   0.814           --
                                               2009 0.600   0.728           --
                                               2008    --   0.600           --
   Health Sciences Fund (Division 73)          2012 1.156   1.516           --
                                               2011 1.050   1.156           --
                                               2010 0.911   1.050           --
                                               2009 0.695   0.911           --
                                               2008    --   0.695           --
   Inflation Protected Fund (Division 77)      2012 1.260   1.356           --
                                               2011 1.149   1.260           --
                                               2010 1.057   1.149           --
                                               2009 0.968   1.057           --
                                               2008    --   0.968           --
   International Equities Fund (Division 11)   2012 0.635   0.740           --
                                               2011 0.733   0.635           --
                                               2010 0.679   0.733           --
                                               2009 0.526   0.679           --
                                               2008    --   0.526           --
   International Government Bond Fund
    (Division 13)                              2012 1.237   1.339       45,911
                                               2011 1.189   1.237       47,868
                                               2010 1.104   1.189       48,471
                                               2009 0.993   1.104       65,909
                                               2008    --   0.993       71,333
   International Growth Fund (Division 20)     2012 0.737   0.882           --
                                               2011 0.820   0.737           --
                                               2010 0.731   0.820           --
                                               2009 0.542   0.731           --
                                               2008    --   0.542           --
   Large Cap Core Fund (Division 76)           2012 1.003   1.185           --
                                               2011 1.018   1.003           --
                                               2010 0.875   1.018           --
                                               2009 0.635   0.875           --
                                               2008    --   0.635           --
   Large Capital Growth Fund (Division 79)     2012 0.833   0.933    3,315,650
                                               2011 0.891   0.833    3,275,187
                                               2010 0.775   0.891    3,102,366
                                               2009 0.593   0.775    3,227,229
                                               2008    --   0.593    3,326,475
   Mid Cap Index Fund (Division 4)             2012 1.006   1.177   16,362,767
                                               2011 1.030   1.006   17,208,438
                                               2010 0.819   1.030   17,670,191
                                               2009 0.595   0.819   18,060,629
                                               2008    --   0.595   18,063,782
   Mid Cap Strategic Growth Fund
    (Division 83)                              2012 0.848   0.922    2,408,362
                                               2011 0.913   0.848    2,533,256
                                               2010 0.726   0.913    2,519,332
                                               2009 0.496   0.726    2,777,824
                                               2008    --   0.496    2,410,092
   Money Market I Fund (Division 6)            2012 1.016   1.012    7,493,542
                                               2011 1.019   1.016    6,438,760
                                               2010 1.023   1.019    7,619,735
                                               2009 1.024   1.023    9,004,685
                                               2008    --   1.024   10,108,070

--------

* The 2011 Selected Purchase Unit Data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director.

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Nasdaq-100(R) Index Fund (Division 46)    2012 1.010   1.187           --
                                              2011 0.985   1.010           --
                                              2010 0.826   0.985           --
                                              2009 0.534   0.826           --
                                              2008    --   0.534           --
    Science & Technology Fund
     (Division 17)                            2012 0.934   1.043   13,961,764
                                              2011 0.997   0.934   14,977,996
                                              2010 0.820   0.997   15,845,486
                                              2009 0.497   0.820   16,127,931
                                              2008    --   0.497   16,438,753
    Small Cap Aggressive Growth Fund
     (Division 86)                            2012 0.950   1.089           --
                                              2011 1.063   0.950           --
                                              2010 0.835   1.063           --
                                              2009 0.547   0.835           --
                                              2008    --   0.547           --
    Small Cap Fund (Division 18)              2012 0.981   1.132           --
                                              2011 0.993   0.981           --
                                              2010 0.769   0.993           --
                                              2009 0.601   0.769           --
                                              2008    --   0.601           --
    Small Cap Index Fund (Division 14)        2012 0.928   1.072   11,303,009
                                              2011 0.973   0.928   11,533,659
                                              2010 0.772   0.973   11,464,255
                                              2009 0.605   0.772   11,175,914
                                              2008    --   0.605   10,301,414
    Small Cap Special Values Fund
     (Division 84)                            2012 0.883   1.007           --
                                              2011 0.933   0.883           --
                                              2010 0.770   0.933           --
                                              2009 0.588   0.770           --
                                              2008    --   0.588           --
    Small-Mid Growth Fund (Division 85)       2012 0.914   1.016           --
                                              2011 0.960   0.914           --
                                              2010 0.763   0.960           --
                                              2009 0.544   0.763           --
                                              2008    --   0.544           --
    Stock Index Fund (Division 10)            2012 0.865   0.996   50,955,871
                                              2011 0.853   0.865   52,636,131
                                              2010 0.747   0.853   55,546,218
                                              2009 0.594   0.747   58,492,985
                                              2008    --   0.594   61,803,897
    Value Fund (Division 74)                  2012 0.799   0.930           --
                                              2011 0.820   0.799           --
                                              2010 0.717   0.820           --
                                              2009 0.540   0.717           --
                                              2008    --   0.540           --
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2012 0.948   1.090           --
                                              2011 0.951   0.948           --
                                              2010 0.822   0.951           --
                                              2009 0.637   0.822           --
                                              2008    --   0.637           --
    Capital Appreciation Fund (Division 39)   2012 0.806   0.949           --
                                              2011 0.822   0.806           --
                                              2010 0.720   0.822           --
                                              2009 0.545   0.720           --
                                              2008    --   0.545           --
    Conservative Growth Lifestyle Fund
     (Division 50)                            2012 1.124   1.256           --
                                              2011 1.088   1.124           --
                                              2010 0.961   1.088           --
                                              2009 0.796   0.961           --
                                              2008    --   0.796           --
    Core Bond Fund (Division 58)              2012 1.287   1.380    7,310,233
                                              2011 1.214   1.287    7,386,819
                                              2010 1.109   1.214    7,551,827
                                              2009 0.958   1.109    6,838,517
                                              2008    --   0.958    7,053,657


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    High Yield Bond Fund (Division 60)        2012 1.143   1.298           --
                                              2011 1.097   1.143           --
                                              2010 0.967   1.097           --
                                              2009 0.675   0.967           --
                                              2008    --   0.675           --
    International Opportunities Fund
     (Division 33)                            2012 0.630   0.768           --
                                              2011 0.785   0.630           --
                                              2010 0.655   0.785           --
                                              2009 0.523   0.655           --
                                              2008    --   0.523           --
    Large Cap Value Fund (Division 40)        2012 0.728   0.850           --
                                              2011 0.762   0.728           --
                                              2010 0.659   0.762           --
                                              2009 0.599   0.659           --
                                              2008    --   0.599           --
    Mid Cap Growth Fund (Division 37)         2012 0.841   0.935           --
                                              2011 0.887   0.841           --
                                              2010 0.727   0.887           --
                                              2009 0.507   0.727           --
                                              2008    --   0.507           --
    Mid Cap Value Fund (Division 38)          2012 0.862   1.049    5,777,541
                                              2011 0.947   0.862    6,054,958
                                              2010 0.776   0.947    6,200,431
                                              2009 0.568   0.776    6,413,884
                                              2008    --   0.568    6,879,800
    Moderate Growth Lifestyle Fund
     (Division 49)                            2012 1.043   1.184           --
                                              2011 1.031   1.043           --
                                              2010 0.899   1.031           --
                                              2009 0.714   0.899           --
                                              2008    --   0.714           --
    Money Market II Fund (Division 44)        2012 1.026   1.025           --
                                              2011 1.028   1.026           --
                                              2010 1.029   1.028           --
                                              2009 1.027   1.029           --
                                              2008    --   1.027           --
    Small Cap Growth Fund (Division 35)       2012 0.912   1.023           --
                                              2011 0.953   0.912           --
                                              2010 0.714   0.953           --
                                              2009 0.519   0.714           --
                                              2008    --   0.519           --
    Small Cap Value Fund (Division 36)        2012 0.924   1.062    3,377,292
                                              2011 1.004   0.924    3,777,447
                                              2010 0.799   1.004    3,815,444
                                              2009 0.644   0.799    3,689,837
                                              2008    --   0.644    4,082,616
    Socially Responsible Fund (Division 41)   2012 0.889   1.023           --
                                              2011 0.879   0.889           --
                                              2010 0.768   0.879           --
                                              2009 0.588   0.768           --
                                              2008    --   0.588           --
    Strategic Bond Fund (Division 59)         2012 1.237   1.389           --
                                              2011 1.188   1.237           --
                                              2010 1.072   1.188           --
                                              2009 0.852   1.072           --
                                              2008    --   0.852           --
  PUBLIC FUNDS
  American Beacon Holland Large Cap
   Growth Fund (Division 70)                  2012 1.014   1.133           --
                                              2011 0.985   1.014           --
                                              2010 0.868   0.985           --
                                              2009 0.626   0.868           --
                                              2008    --   0.626           --
  Ariel Appreciation Fund (Division 69)       2012 0.980   1.165    6,117,678
                                              2011 1.062   0.980    6,119,585
                                              2010 0.891   1.062    6,233,187
                                              2009 0.549   0.891    6,341,088
                                              2008    --   0.549    6,496,157

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                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  Ariel Fund (Division 68)                   2012 0.862   1.033   10,359,474
                                             2011 0.976   0.862   10,371,335
                                             2010 0.778   0.976   10,405,683
                                             2009 0.478   0.778   11,016,307
                                             2008    --   0.478   10,788,105
  Invesco Balanced-Risk Commodity Strategy
   Fund (Division 102)                       2012 0.968   0.999           --
                                             2011    --   0.968           --
  Vanguard LifeStrategy Conservative Growth
   Fund (Division 54)                        2012 1.023   1.110           --
                                             2011 1.012   1.023           --
                                             2010 0.916   1.012           --
                                             2009 0.788   0.916           --
                                             2008    --   0.788           --
  Vanguard LifeStrategy Growth Fund
   (Division 52)                             2012 0.859   0.976           --
                                             2011 0.885   0.859           --
                                             2010 0.774   0.885           --
                                             2009 0.623   0.774           --
                                             2008    --   0.623           --
  Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)                        2012 0.951   1.056           --
                                             2011 0.955   0.951           --
                                             2010 0.848   0.955           --
                                             2009 0.710   0.848           --
                                             2008    --   0.710           --
  Vanguard Long-Term Investment-Grade
   Fund (Division 22)                        2012 1.435   1.595      200,841
                                             2011 1.229   1.435      217,443
                                             2010 1.115   1.229      257,247
                                             2009 1.029   1.115      307,889
                                             2008    --   1.029      385,393
  Vanguard Long-Term Treasury Fund
   (Division 23)                             2012 1.553   1.600      588,562
                                             2011 1.206   1.553      681,696
                                             2010 1.112   1.206      824,845
                                             2009 1.269   1.112      987,225
                                             2008    --   1.269    1,187,983
  Vanguard Wellington Fund (Division 25)     2012 1.045   1.169   26,441,416
                                             2011 1.013   1.045   27,441,923
                                             2010 0.919   1.013   28,501,783
                                             2009 0.757   0.919   30,477,610
                                             2008    --   0.757   34,270,800
  Vanguard Windsor II Fund (Division 24)     2012 0.826   0.958   26,164,350
                                             2011 0.810   0.826   26,647,265
                                             2010 0.037   0.810   27,483,962
                                             2009 0.584   0.737   28,547,147
                                             2008    --   0.584   30,086,579

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK and IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK +8 endorsements.

TABLE OF CONTENTS

            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
            IncomeLOCK Plus Options........................... D-10
               Calculation of the Value of each Component of
                 the Benefit.................................. D-10
               Automatic Termination of IncomeLOCK Plus....... D-11
            Surrender of Account Value........................ D-11

            LOANS............................................. D-11

INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------

above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

--------------------------------------------------------------------------------


For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1,

--------
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.25% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


                      -----------------------------------
                      Multi-Year Fixed Option - 3 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 5 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 7 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 10 years
                      -----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK
Plus--Calculation of the Value of each Component of the Benefit."

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First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


(C) 2013 American International Group, Inc.
All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

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                      STATEMENT OF ADDITIONAL INFORMATION
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                                FORM N-4 PART B


                                  MAY 1, 2013

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated May 1, 2013 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
General Information.........................................................................   3
Federal Tax Matters.........................................................................   3
   Tax Consequences of Purchase Payments....................................................   3
   Tax Consequences of Distributions........................................................   6
   Special Tax Consequences -- Early Distribution...........................................   7
   Special Tax Consequences -- Required Distributions.......................................   8
   Tax Free Rollovers, Transfers and Exchanges..............................................  10
   Effect of Tax-Deferred Accumulations.....................................................  11
Exchange Privilege..........................................................................  12
   Exchanges From Independence Plus Contracts...............................................  12
   Exchanges From V-Plan Contracts..........................................................  13
   Exchanges From SA-1 and SA-2 Contracts...................................................  14
   Exchanges From Impact Contracts..........................................................  16
   Exchanges From Compounder Contracts......................................................  16
   Information That May Be Applicable To Any Exchange.......................................  17
Calculation of Surrender Charge.............................................................  18
   Illustration of Surrender Charge on Total Surrender......................................  18
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender.  18
Purchase Unit Value.........................................................................  19
   Illustration of Calculation of Purchase Unit Value.......................................  19
   Illustration of Purchase of Purchase Units...............................................  20
Calculation of MVA Option...................................................................  20
Payout Payments.............................................................................  21
   Assumed Investment Rate..................................................................  21
   Amount of Payout Payments................................................................  21
   Payout Unit Value........................................................................  22
   Illustration of Calculation of Payout Unit Value.........................................  22
   Illustration of Payout Payments..........................................................  22
Distribution of Variable Annuity Contracts..................................................  22
Experts.....................................................................................  23
Comments on Financial Statements............................................................  23

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                              GENERAL INFORMATION
--------------------------------------------------------------------------------

   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

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                              FEDERAL TAX MATTERS
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NOTE: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.


   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.


   It is the opinion of VALIC and its tax counsel, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds.


   It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

TAX CONSEQUENCES OF PURCHASE PAYMENTS

   403(B) ANNUITIES. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2013, your elective deferrals are generally limited to $17,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $51,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

   401(A)/(K) AND 403(A) QUALIFIED PLANS. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.

   408(B) INDIVIDUAL RETIREMENT ANNUITIES ("408(B) IRAS" OR "TRADITIONAL IRAS"). For 2013, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and are generally fully deductible in 2013 only by individuals who:


    (i)are not active Participants in another retirement plan, and are not married;


   (ii)are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $178,000;

  (iii)are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $59,000; or

   (iv)are active Participants in another retirement plan, are married, and have adjusted gross income of less than $95,000.

   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $11,000 or 100% of the working spouse's earned income, and no more than $5,500 may be contributed to either spouse's IRA for any year. The $11,000 limit increases to $13,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).


You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:


    (i)the lesser of $5,500 ($6,500 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $13,000 if you are both age 50 or older) or 100% of compensation, over


   (ii)your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A ROTH INDIVIDUAL RETIREMENT ANNUITIES ("408A ROTH IRAS" OR "ROTH IRAS"). For 2013, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)are unmarried and have adjusted gross income of less than $112,000; or

   (ii)are married and filing jointly, and have adjusted gross income of less than $178,000

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $178,000 and $188,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $188,000. Similarly, the contribution is reduced for those who are single with modified AGI between $112,000 and $127,000, with no contribution for singles with modified AGI over $127,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.


   457 PLANS. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.

   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2013, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $17,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2013, the employer may contribute up to 25% of your compensation or $51,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2013, the limit is $17,500. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2013, employee salary reduction contributions cannot exceed $12,000. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

   NONQUALIFIED CONTRACTS. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.


   UNFUNDED DEFERRED COMPENSATION PLANS. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

   403(B) ANNUITIES. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1) attainment of age 59  1/2;

(2) severance from employment;

(3) death;


(4) disability; or


(5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)   distributions of Roth 403(b) contributions;


(2)   qualified distributions of earnings on Roth 403(b) contributions; and


(3)   other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(A)/(K) AND 401(F)/403(A) QUALIFIED PLANS. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A ROTH IRAS. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 PLANS. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   UNFUNDED DEFERRED COMPENSATION PLANS. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   NONQUALIFIED CONTRACTS. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

   The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 eliminated the December 31, 2007 sunset date for the reservist provision extending the exception to individuals called up to active duty on or after December 31, 2007.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

   403(B) ANNUITIES, 401(A)/(K) AND 403(A) QUALIFIED PLANS, 408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

   (1) death;

   (2) disability;

   (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

   (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2; and


   (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

   (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

   (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

   (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A ROTH IRAS. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 PLANS. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

   NONQUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

   (1) to a Beneficiary on or after the Contract Owner's death;

   (2) upon the Contract Owner's disability;

   (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

   (4) made under an immediate annuity contract, or

   (5) allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

   403(B) ANNUITIES. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the

Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

   (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

  (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit and may increase the amount of the required minimum distribution.

   401(A)/(K) AND 401(F)/403(A) QUALIFIED PLANS. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

   (1) there is no exception for pre-1987 amounts; and

   (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A ROTH IRAS. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


   457 PLANS. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   NONQUALIFIED CONTRACTS. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES


   403(B) ANNUITIES. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) or eligible Roth 457(b). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.


   401(A)/(K) AND 403(A) QUALIFIED PLANS. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(B) TRADITIONAL IRAS AND SEPS. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A ROTH IRAS. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.

   408(P) SIMPLE IRAS. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 PLANS. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

   NONQUALIFIED CONTRACTS. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

..   A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);
..   A nonqualified Contract purchased with after-tax contributions (Purchase
    Payments); and
..   Taxable accounts such as savings accounts.

                                    [CHART]

                                                 10 YEARS 20 YEARS 30 YEARS
                                                 -------- -------- --------
    Tax Account                                  $13,978  $32,762  $58,007
    Non-qualified Contract Tax-Deferred Annuity  $14,716  $36,499  $68,743
    Tax-Deferred Annuity                         $19,621  $48,665  $91,657

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                            Tax-Favored Retirement
                                   Program               Taxable Account
 Annual amount available
 for savings before
 federal taxes                      $2,400                    $2,400
 Current federal income
 tax due on Purchase
 Payments                             0                       $(600)
 Net retirement plan
 Purchase Payments                  $2,400                    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

       In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

EXCHANGES FROM INDEPENDENCE PLUS CONTRACTS
(UIT-585 AND UITG-585)

       SALES/SURRENDER CHARGES. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

       INVESTMENT OPTIONS. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       ANNUITY OPTIONS. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM V-PLAN CONTRACTS
(IFA-582 AND GFA-582)

       SALES/SURRENDER CHARGES. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

       If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

       INVESTMENT OPTIONS. There are no variable investment alternatives provided under V-Plan Contracts.

       ANNUITY OPTIONS. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM SA-1 AND SA-2 CONTRACTS
(GUP-64, GUP-74, GTS-VA)

       AGENTS' AND MANAGERS' RETIREMENT PLAN EXCHANGE OFFER. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

       Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

..  Remain in the SA-1 Contract and Independence Plus Contract.
..  Leave current assets in the SA-1 Contract or Independence Plus Contract and
   direct future Purchase Payments to Portfolio Director; or .. Transfer all current assets and future Purchase Payments to Portfolio
   Director.

       If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

       Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

       SALES/SURRENDER CHARGES. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       OTHER CHARGES. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

       INVESTMENT OPTIONS. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       ANNUITY OPTIONS. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM IMPACT CONTRACTS
(UIT-981)

       SALES/SURRENDER CHARGES. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       INVESTMENT OPTIONS. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       ANNUITY OPTIONS. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM COMPOUNDER CONTRACTS
(C-1-75 AND IFA-78)

       SALES/SURRENDER CHARGES. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under

Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       OTHER CHARGES. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       INVESTMENT OPTIONS. There are no variable investment alternatives provided under Compounder Contracts.

       ANNUITY OPTIONS. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

INFORMATION THAT MAY BE APPLICABLE TO ANY EXCHANGE

       GUARANTEED ANNUITY RATES. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

       To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

       Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

       GROUP UNALLOCATED CONTRACTS. We do not allow exchanges from group unallocated Contracts.

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                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

       The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

   EXAMPLE 1.

                              TRANSACTION HISTORY

   DATE                             TRANSACTION                 AMOUNT
   ----                             -----------                 ------
   10/1/94..          Purchase Payment                          $10,000
   10/1/95..          Purchase Payment                            5,000
   10/1/96..          Purchase Payment                           15,000
   10/1/97..          Purchase Payment                            2,000
   10/1/98..          Purchase Payment                            3,000
   10/1/99..          Purchase Payment                            4,000
   12/31/99.          Total Purchase Payments (Assumes Account
                        Value is $50,000)                        39,000
   12/31/99           Total Surrender

   Surrender Charge is lesser of (a) or (b):

a.  Surrender Charge calculated on 60 months of Purchase Payments
    1.   Surrender Charge against Purchase Payment of 10/1/94                $    0
    2.   Surrender Charge against Purchase Payment of 10/1/95                $  250
    3.   Surrender Charge against Purchase Payment of 10/1/96                $  750
    4.   Surrender Charge against Purchase Payment of 10/1/97                $  100
    5.   Surrender Charge against Purchase Payment of 10/1/98                $  150
    6.   Surrender Charge against Purchase Payment of 10/1/99                $  200
    Surrender Charge based on Purchase Payments
      (1 + 2 + 3 + 4 + 5 + 6)................................                $1,450

b. Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:


    Account Value at time of surrender               $50,000
    Less 10% not subject to Surrender Charge           -5,000
                                             ---------------
    Subject to Surrender Charge                       45,000
                                                        X.05
                                             ---------------
    Surrender Charge based on Account Value          $ 2,250 ...       $2,250

c.  Surrender Charge is the lesser of a or b....................       $1,450


ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER

   EXAMPLE 2.

               TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

   DATE                            TRANSACTION                    AMOUNT
   ----                            -----------                    ------
   10/1/94.. ... Purchase Payment                                 $10,000
   10/1/95.. ... Purchase Payment                                   5,000
   10/1/96.. ... Purchase Payment                                  15,000
   10/1/97.. ... Purchase Payment                                   2,000
   10/1/98.. ... Purchase Payment                                   3,000
   10/1/99.. ... Purchase Payment                                   4,000
   12/31/99.     10% Partial Surrender (Assumes Account Value is
             ...   $39,000)                                         3,900
   2/1/00... ... Full Surrender                                    35,100

     a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

     b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

     c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

     d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

       Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

     Gross Investment Rate
 =   (EQUALS)
     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
 /   (DIVIDED BY)
     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

STEP 2: Calculate net investment rate for any day as follows:

    Net Investment Rate
=   (EQUALS)
    Gross Investment Rate (calculated in Step 1)
-   (MINUS)
    Separate Account charges.

STEP 3: Determine Purchase Unit Value for that day.

    Purchase Unit Value for that day.
=   (EQUALS)
    Purchase Unit Value for immediate preceding day.
X   (MULTIPLIED BY)
    Net Investment Rate (as calculated in Step 2) plus 1.00.

       The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

EXAMPLE 3.

1. Purchase Unit value, beginning of period...................... $ 1.800000
2. Value of Fund share, beginning of period...................... $21.200000
3. Change in value of Fund share................................. $  .500000

        4. Gross investment return (3)/(2)...................   .023585
        5. Daily separate account fee*.......................   .000027
        *Fee of 1% per annum used for illustrative purposes..
        6. Net investment return (4)--(5)....................   .023558
        7. Net investment factor 1.000000+(6)................  1.023558
        8. Purchase Unit value, end of period (1)X(7)........ $1.842404

  ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

EXAMPLE 4.

1. First Periodic Purchase Payment.................................................. $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3)................ $1.800000
3. Number of Purchase Units purchased (1)/(2).......................................    55.556
4. Purchase Unit value for valuation date following purchase (see Example 3)........ $1.842404
5. Value of Purchase Units in account for valuation date following purchase (3)X(4). $  102.36

--------------------------------------------------------------------------------
                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

       The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

       The market value adjustment is determined by the formula below, using the following factors:

.. A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

.. B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

.. N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

.. The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

       The market value adjustment will equal:

       The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/--1

       The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

       Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

ASSUMED INVESTMENT RATE

       The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

       The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

       The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

       The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

       In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

       Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

       Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

       The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

       The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

EXAMPLE 8.

       1. Payout Unit value, beginning of period............... $ .980000
       2. Net investment factor for Period (see Example 3).....  1.023558
       3. Daily adjustment for 3  1/2% Assumed Investment Rate.   .999906
       4. (2)X(3)..............................................  1.023462
       5. Payout Unit value, end of period (1)X(4)............. $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

EXAMPLE 9. ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

    1. Number of Purchase Units at Payout Date..................  10,000.00
    2. Purchase Unit value (see Example 3)...................... $ 1.800000
    3. Account Value of Contract (1)X(2)........................ $18,000.00
    4. First monthly Payout Payment per $1,000 of Account Value. $     5.63
    5. First monthly Payout Payment (3)X(4)/1,000............... $   101.34
    6. Payout Unit value (see Example 8)........................ $  .980000
    7. Number of Payout Units (5)/(6)...........................    103.408
    8. Assume Payout Unit value for second month equal to....... $  .997000
    9. Second monthly Payout Payment (7)X(8).................... $   103.10
    10. Assume Payout Unit value for third month equal to....... $  .953000
    11. Third monthly Payout Payment (7)X(10)................... $    98.55

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

       The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.


       The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). As of the date of this Statement of Additional Information, the principal underwriter for the VALIC Separate Account A is American General Distributors, Inc. ("AGDI" or the "Distributor"), an affiliate of the Company. AGDI was formerly known as A.G. Distributors, Inc. and, in the States of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI is located at 2929 Allen Parkway, Houston, Texas 77019.

       On February 4, 2013, AGDI entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGDI will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or after May 31, 2013. Upon such date, SACS will become the distributor for VALIC Separate Account A. SACS, also an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AGDI and SACS are both Delaware corporations and members of FINRA.


       VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase). These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.

       Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus for the years 2010, 2011 and 2012 totaled $155,763,307, $184,727,512 and $104,232,217, respectively. The Distributor retained $0 in commissions for each of the Portfolio Director products those same years.


--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------


       The consolidated financial statements of The Variable Annuity Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of The Variable Annuity Life Insurance Company Separate Account A as of December 31, 2012 and for each of the two years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002.


AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


       On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

       The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

    - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012.

       The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

    - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012.


--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

       Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.


(C) 2013 AMERICAN INTERNATIONAL GROUP, INC.
All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page
                                                                                                Numbers
                                                                                                -------
Report of Independent Registered Public Accounting Firm                                            1

Consolidated Balance Sheets - December 31, 2012 and 2011                                        2 to 3

Consolidated Statements of Income - Years Ended December 31, 2012, 2011 and 2010                   4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2012, 2011 and 2010     5

Consolidated Statements of Shareholder's Equity - Years Ended December 31, 2012, 2011 and 2010     6

Consolidated Statements of Cash Flows - Years Ended December 31, 2012, 2011 and 2010            7 to 8

Notes to Consolidated Financial Statements                                                      9 to 67

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2013

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                         December 31,
                                                                   -------------------------
                                                                    2012         2011
                                                                   ------- -----------------
                                                                           (as adjusted, see
                                                                                Note 2)
                                                                         (In millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost: 2012 - $33,609; 2011 - $32,602)              $37,036      $34,382
   Fixed maturity securities, trading, at fair value                    22          276
   Hybrid securities, at fair value
     (cost: 2012 - $435; 2011 - $25)                                   435           25
   Equity securities, available for sale, at fair value
     (cost: 2012 - $14; 2011 - $24)                                     22           47
   Mortgage and other loans receivable
     (net of allowance: 2012 - $51; 2011 - $95)                      4,331        3,912
   Policy loans                                                        853          901
   Investment real estate
     (accumulated depreciation: 2012 - $3; 2011 - $1)                  101           88
   Partnerships and other invested assets                            2,397        2,128
   Short-term investments
     (portion measured at fair value 2012 - $903; 2011 - $159)       1,295          287
   Derivative assets, at fair value                                     37           29
                                                                   -------      -------
Total investments                                                   46,529       42,075
Cash                                                                    34          136
Accrued investment income                                              491          491
Amounts due from related parties                                        14            1
Deferred policy acquisition costs and cost of insurance purchased      769          903
Deferred sales inducements                                             159          179
Other assets                                                            84           84
Separate account assets, at fair value                              27,007       24,231
                                                                   -------      -------
TOTAL ASSETS                                                       $75,087      $68,100
                                                                   =======      =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                 December 31,
                                                                       -------------------------------
                                                                          2012             2011
                                                                       -----------   -----------------
                                                                                     (as adjusted, see
                                                                                          Note 2)
                                                                       (In millions, except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits                                        $36,870          $35,526
   Future policy benefits                                                    862              702
   Income taxes payable to Parent                                            311              148
   Deferred income taxes payable                                             735              589
   Notes payable (portion measured at fair value: 2012-$49; 2011-$0)          84                -
   Amounts due to related parties                                             14               13
   Securities lending payable                                                824                -
   Derivative liabilities, at fair value                                      40               27
   Other liabilities                                                         322              269
   Separate account liabilities                                           27,007           24,231
                                                                         -------          -------
TOTAL LIABILITIES                                                         67,069           61,505
                                                                         -------          -------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
SHAREHOLDER'S EQUITY:
   Common stock, $1 par value, 5,000,000 shares authorized,
     3,575,000 shares issued and outstanding                                   4                4
   Additional paid-in capital                                              5,683            6,255
   Retained earnings (accumulated deficit)                                   156             (856)
   Accumulated other comprehensive income                                  2,175            1,192
                                                                         -------          -------
TOTAL SHAREHOLDER'S EQUITY                                                 8,018            6,595
                                                                         -------          -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                               $75,087          $68,100
                                                                         =======          =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                Years ended December 31,
                                                                       ------------------------------------------
                                                                        2012         2011              2010
                                                                       ------  ----------------- -----------------
                                                                               (as adjusted, see (as adjusted, see
                                                                                    Note 2)           Note 2)
                                                                                      (In millions)
REVENUES:
   Premiums and other considerations                                   $   20       $   17            $   20
   Net investment income                                                2,348        2,102             2,246
   Net realized investment gains (losses):
       Total other-than-temporary impairments on
         available for sale securities                                    (83)        (152)             (296)
       Portion of other-than-temporary impairments on
         available for sale fixed maturity securities recognized
         in accumulated other comprehensive income (loss)                   -            1              (114)
                                                                       ------       ------            ------
       Net other-than-temporary impairments on available
         for sale fixed maturity securities recognized in
         net income                                                       (83)        (151)             (410)
       Other realized investment gains                                     94          271               199
                                                                       ------       ------            ------
          Total net realized investment gains (losses)                     11          120              (211)
   Fee income:
       Variable annuity fees                                              289          269               247
       Other fee income                                                   292          287               263
   Other income                                                            31            -                 -
                                                                       ------       ------            ------
TOTAL REVENUES                                                          2,991        2,795             2,565
                                                                       ------       ------            ------
BENEFITS AND EXPENSES:
   Interest credited on policyholder contract deposits                  1,180        1,217             1,206
   Amortization of deferred policy acquisition costs and
     cost of insurance purchased                                           87          137                72
   Amortization of deferred sales inducements                              15           16                10
   General and administrative expenses, net of deferrals                  265          245               225
   Commissions, net of deferrals                                           68           85                82
   Policyholder benefits                                                   86           85                92
   Other expenses                                                         128          125               119
                                                                       ------       ------            ------
TOTAL BENEFITS AND EXPENSES                                             1,829        1,910             1,806
                                                                       ------       ------            ------
INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)                              1,162          885               759
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                334         (153)              141
   Deferred                                                              (184)          (7)             (332)
                                                                       ------       ------            ------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                        150         (160)             (191)
                                                                       ------       ------            ------
NET INCOME                                                             $1,012       $1,045            $  950
                                                                       ======       ======            ======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                  Years ended December 31,
                                                             ----------------------------------
                                                              2012       2011          2010
                                                             ------  ------------- -------------
                                                                     (as adjusted, (as adjusted,
                                                                      see Note 2)   see Note 2)
                                                                        (In millions)
NET INCOME                                                   $1,012     $1,045        $  950
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains of fixed maturity investments
     on which other-than-temporary credit impairments were
     taken - net of reclassification adjustments                373         98           232
   Deferred income tax expense on above changes                (131)       (34)          (81)
   Net unrealized gains on all other invested assets
     arising during the current period - net of
     reclassification adjustments                             1,319        668         1,404
   Deferred income tax expense on above changes                (353)      (233)         (497)
   Adjustment to deferred policy acquisition costs
     and deferred sales inducements                            (167)       (76)         (154)
   Deferred income tax benefit on above changes                  59         26            53
   Foreign currency translation adjustments                      (1)        (7)           (1)
   Deferred income tax benefit on above changes                   -          2             -
   Insurance loss recognition                                  (178)       (15)            -
   Deferred income tax benefit on above changes                  62          5             -
                                                             ------     ------        ------
OTHER COMPREHENSIVE INCOME                                      983        434           956
                                                             ------     ------        ------
COMPREHENSIVE INCOME                                         $1,995     $1,479        $1,906
                                                             ======     ======        ======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                     Years ended December 31,
                                                                ----------------------------------
                                                                 2012       2011          2010
                                                                ------  ------------- -------------
                                                                        (as adjusted, (as adjusted,
                                                                         see Note 2)   see Note 2)
                                                                           (In millions)
COMMON STOCK:
   Balance at beginning and end of year                         $    4     $     4       $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  6,255       6,786         6,786
       Capital contributions from Parent (see Note 12)             134           5             -
       Return of capital                                          (706)       (536)            -
                                                                ------     -------       -------
   Balance at end of year                                        5,683       6,255         6,786
                                                                ------     -------       -------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                                   (856)     (1,910)       (2,199)
       Cumulative effect of accounting change, net of tax            -           -          (661)
       Net income                                                1,012       1,045           950
       Other                                                         -           9             -
                                                                ------     -------       -------
   Balance at end of year                                          156        (856)       (1,910)
                                                                ------     -------       -------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                  1,192         758          (163)
       Cumulative effect of accounting change, net of tax            -           -           (35)
       Other comprehensive income                                  983         434           956
                                                                ------     -------       -------
   Balance at end of year                                        2,175       1,192           758
                                                                ------     -------       -------
TOTAL SHAREHOLDER'S EQUITY                                      $8,018     $ 6,595       $ 5,638
                                                                ======     =======       =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                    Years ended December 31,
                                                               ----------------------------------
                                                                2012       2011          2010
                                                               ------  ------------- -------------
                                                                       (as adjusted, (as adjusted,
                                                                        see Note 2)   see Note 2)
                                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                     $1,012     $1,045        $  950
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits             1,214      1,217         1,206
Amortization of deferred policy acquisition costs and
  cost of insurance purchased                                      87        137            72
Amortization of deferred sales inducements                         15         16            10
Net realized investment (gains) losses                            (11)      (120)          211
Equity in income of partnerships and other invested assets       (122)       (43)         (105)
Accretion of net premium/discount on investments                 (249)      (199)         (202)
Provision for deferred income tax (benefit)                      (184)        (7)         (332)
Unrealized (gains) losses in earnings - net                        38         (4)         (107)
Capitalized interest                                              (12)       (20)          (27)
CHANGE IN:
   Hybrid securities, at fair value                              (410)       (16)            3
   Trading securities, at fair value                                -          8            37
   Accrued investment income                                        -        (47)          (49)
   Amounts due from/to related parties                            (21)      (162)          166
   Deferral of deferred policy acquisition costs and cost of
     insurance purchased                                          (91)      (127)          (93)
   Income taxes receivable/payable to Parent                      163       (189)           98
   Other assets                                                    10         (8)           (1)
   Future policy benefits                                         (18)       (16)          (19)
   Other liabilities                                               32         22          (247)
Other, net                                                        (44)        (3)           37
                                                               ------     ------        ------
       NET CASH PROVIDED BY OPERATING ACTIVITIES               $1,409     $1,484        $1,608
                                                               ------     ------        ------

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                                    Years ended December 31,
                                                              ------------------------------------
                                                                2012        2011          2010
                                                              --------  ------------- -------------
                                                                        (as adjusted, (as adjusted,
                                                                         see Note 2)   see Note 2)
                                                                          (In millions)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                  $(10,532)   $(11,596)      $(8,087)
   Equity securities                                                (9)          -            (2)
   Mortgage and other loans receivable                            (933)       (282)         (110)
   Other investments, excluding short-term investments            (642)     (2,514)       (4,020)
Sales of:
   Fixed maturity securities                                     6,891       2,121         4,192
   Equity securities                                                25          30            34
   Other investments, excluding short-term investments             356       2,430         3,586
Redemptions and maturities of:
   Fixed maturity securities                                     3,142       3,085           896
   Mortgage and other loans receivable                             565         291           255
   Other investments, excluding short-term investments             370         167           177
Change in short-term investments                                (1,008)      4,361         1,045
                                                              --------    --------       -------
       NET CASH USED IN INVESTING ACTIVITIES                    (1,775)     (1,907)       (2,034)
                                                              --------    --------       -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                    2,680       3,229         2,875
Policyholder account withdrawals                                (2,850)     (2,552)       (2,798)
Net exchanges to/(from) separate accounts                          588         606           591
Claims and annuity payments                                       (308)       (285)         (246)
Change in securities lending payable                               824           -             -
Receipts from debt                                                  36           -             -
Return of capital                                                 (706)       (536)            -
                                                              --------    --------       -------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                   264         462           422
                                                              --------    --------       -------
INCREASE (DECREASE) IN CASH                                       (102)         39            (4)
CASH AT BEGINNING OF PERIOD                                        136          97           101
                                                              --------    --------       -------
CASH AT END OF PERIOD                                         $     34    $    136       $    97
                                                              ========    ========       =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                             $    199    $     36       $    41
Non-cash activity:
Sales inducements credited to policyholder contract deposits  $     25    $     33       $    37
Other various non-cash contributions                          $    134    $      5       $     -

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), a Missouri-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"). On December 31, 2012, several affiliated entities of the Company merged with and into American General Life Insurance Company ("AGL"), with AGL being the surviving entity. The merger was completed to implement a more efficient legal entity structure while continuing to market products and services under currently existing brands. AGL is an indirect, wholly owned subsidiary of AIG. The merger was approved by the domiciliary state insurance departments of Arizona, Delaware, Illinois, Tennessee and Texas and by the insurance department of California. As a part of the merger, AGL distributed 100% of its ownership interest in the Company up to the Parent, thus making the Company a direct, wholly owned subsidiary of the Parent.

The Company is a Texas-domiciled life insurance company and is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable group annuities, and group mutual funds. The Company also offers group administrative and compliance services, and individual annuity and mutual fund products. The Company utilizes career and independent financial advisors to provide enrollment support and comprehensive financial planning services.

As the Company primarily markets through an exclusive sales agent force, no annual annuity deposits for any individual agent in 2012 or 2011 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. Such risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Revisions

The Consolidated Statements of Income for the years ended December 31, 2011 and 2010, respectively, were revised to correctly classify $59 million and $56 million, respectively, of broker/dealer commission expense and $66 million and $63 million, respectively, of sub-advisor expenses as Other Expenses to conform to the current year presentation. Previously, these items were netted with Other Fee income and Variable Annuity Fees, respectively, which was not in compliance with GAAP, thereby understating both total revenues and total expenses. In connection with this change, $107 million and $98 million, respectively, of sub-advisor income was reclassified to

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Other Fee Income to conform to the current year presentation. Previously, this was reported with Variable Annuity Fees.

The Company also revised its presentation for the liability and activity for life contingent products, which was previously presented within non-life contingent accounts, which was not in compliance with GAAP. Policyholder Contract Deposits and Future Policy Benefits have been revised by $679 million at December 31, 2011. Premiums and Other Considerations has been increased by $17 million and $20 million, Interest Credited on Policyholder Contract Deposits has been decreased by $62 million and $65 million, and Policyholder Benefits has been increased by $79 million and $85 million, for the years ended December 31, 2011 and 2010, respectively. In connection with this change, the Consolidated Statements of Cash Flows has been revised. Interest Credited on Policyholder Contract Deposits has been decreased by $62 million and $65 million, Change in Future Policy Benefits has been decreased by $15 million and $12 million, and Policyholder Account Withdrawals has been decreased by $77 million and $77 million, for the years ended December 31, 2011 and 2010, respectively.

These revisions were not considered to be material, individually or in aggregate, to previously issued financial statements. There was no effect on the results of operations (net or comprehensive income), or financial condition (shareholder's equity).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

    .  future policy benefits;

    .  policyholder contract deposits;

    . recoverability of assets, including deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets; and

    .  fair value measurements of certain financial assets and liabilities

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Consolidation of Variable Interest Entities

The consolidated financial statements include the accounts of the Company, including the Company's controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights of a voting interest entity), and VIE in which the Company is the primary beneficiary. Equity investments in corporate entities that the Company does not consolidate, but in which the Company holds 20 percent to 50 percent of the voting rights and investments in partnership and partnership-like entities for which the Company has more than minor influence over operating and financial policies, are accounted for under the equity method unless the Company has elected the fair value option.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining policy benefits, subject to guarantees stated in the contracts.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2012 or 2011.

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and adjustment to DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income, within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired ("PCI") securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's previous economic interest in Maiden Lane II LLC ("ML II") which is carried at fair value. See Notes 3 and 4 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Impairment Policy

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and timing of any such recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income. Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the benefit paid when the claim is made and the balances are fully collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a three percent (five percent in 2011) interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income. With respect to partnerships in which AIG holds in the aggregate a three percent or greater interest or less than three percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values accounted for under the equity method are recorded earnings through in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. The Company's investments in partially owned companies include its interest in Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust"). See Note 14.

Other invested assets include the Company's carrying value of its ownership in the Federal Home Loan Bank ("FHLB") of New York.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues riders that offer a guaranteed minimum withdrawal benefit ("GMWB") on certain variable annuity products. The GMWB is a feature that provides a guaranteed annual stream of income payments for a specified period, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided. The Company purchases options on the S&P 500 index and futures of U.S. Treasury securities to partially offset this risk. The GMWB is considered an embedded derivative that is required to be bifurcated from the host contract and carried at fair value. The fair value of the GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded options and futures. Exchange traded options and futures are marked to market using observable market quotes.

See Note 5 for further discussion of embedded policy derivatives.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The reserves for GMWB embedded derivatives are reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income.

See Notes 3 and 5 for further discussion on derivative financial instruments.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS, COST OF INSURANCE PURCHASED ("CIP") AND DEFERRED SALES INDUCEMENTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and certain other costs that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on policy issuance and processing and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the annuity contracts. EGPs are based on management's best estimates and are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g., market return, investment spreads, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

The DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income.

With respect to the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is 8.5 percent less other fees applicable to the separate account.

The cost assigned to certain acquired insurance contracts in force at the acquisition date referred to as CIP is reported in deferred acquisition costs and cost of insurance purchased in the consolidated balance sheets. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0 percent to 4.5 percent in 2012, 2011 and

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2010. CIP is amortized in relation to the EGPs to date for each period and is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options and minimum guarantees made by the Company with respect to certain policies. The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets, with an equivalent liability, in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income, as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB are reported in net realized investment gain (loss) in the consolidated statements of income.

The GMWB is a feature the Company offers on certain variable annuity products. If available and elected by the contract holder at time of contract issuance and depending on the provisions of the feature elected, this feature can provide a guaranteed annual stream of income payments for life or other specified period, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives incorporates an additional spread to the swap curve used to value those embedded policy derivatives.

In addition, the Company is a coinsurer for the GMWB under a separate reinsurance agreement on certain variable annuity contracts issued by MetLife Alico Life Insurance K.K. ("MetLife Alico Japan"). See additional discussion in
Note 9.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FUTURE POLICY BENEFITS

Future policy benefits primarily includes the reserves for annuity payout contracts and is based on estimates of the cost of future policy benefits. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liability for GMDB are included in policyholder benefits in the consolidated statements of income. The Company regularly evaluates estimates used and adjusts the GMDB liability balance, with a related charge or credit to policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

The Company is a coinsurer for the GMIB under a separate reinsurance agreement on certain variable annuity contracts issued by MetLife Alico Japan. See additional discussion in Note 9.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value and investments for which the fair value option has been elected.

    . Earnings from partnership investments in private equity funds and hedge fund investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

    .  Exchange gains and losses resulting from foreign currency transactions.

FEE INCOME

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios. Surrender charges are assessed on withdrawals occurring during the surrender charge period.

INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

Testing indefinite-lived intangible assets for impairment

In July 2012, the Financial Accounting Standards Board ("FASB") issued an accounting standard that allows a company the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. A company is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the company determines it is more likely than not the asset is impaired.

The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. While early adoption was permitted, the Company adopted the standard on its required effective date of January 1, 2013. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Disclosures about Offsetting Assets and Liabilities

In February 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard is effective for fiscal years and interim periods beginning on or after January 1, 2013, and will be applied retrospectively to all comparative periods presented. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

In February 2013, the FASB issued guidance on the presentation requirements for items reclassified out of accumulated other comprehensive income. Companies will be required to disclose the effect of significant items reclassified out of accumulated other comprehensive income on the respective line items of net income or provide a cross-reference to other disclosures currently required under U.S. GAAP for relevant items.

The standard is effective for annual and interim reporting periods beginning after December 15, 2012. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2012:

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The Company adopted the standard retrospectively on January 1, 2012.

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

The method the Company uses to amortize DAC did not change as a result of the adoption of the standard.

The adoption of the standard resulted in a reduction to beginning of period retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, the Company revised the historical financial statements and accompanying notes to the consolidated financial statements for the changes in DAC and associated changes in acquisition expenses and income taxes.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table represents amounts previously reported as of December 31, 2011, to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the Company's consolidated balance sheet.

December 31, 2011                           As Previously Effect of As Currently
                                              Reported     Change     Reported
                                            ------------- --------- ------------
                                                       (In millions)
Balance Sheet:
   Deferred policy acquisition costs           $ 1,736      $(833)    $   903
   Deferred sales inducements                      178          1         179
   Total assets                                 68,931       (832)     68,099
   Deferred income taxes payable                   880       (291)        589
   Total liabilities                            61,795       (291)     61,504
   Accumulated deficit                            (216)      (640)       (856)
   Accumulated other comprehensive income        1,093         99       1,192
   Total shareholder's equity                    7,136       (541)      6,595

The following tables present amounts previously reported for the years ended December 31, 2011 and 2010 to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the Company's consolidated statements of income and consolidated statement of cash flows.

Year Ended December 31, 2011                                             Effect    As
                                                           As Previously   of   Currently
                                                             Reported    Change Reported
                                                           ------------- ------ ---------
                                                                   (In millions)
Statement of Operations:
   Amortization of deferred policy acquisition costs          $  269     $(132)  $  137
   Amortization of deferred sales inducements                     17        (1)      16
   General and administrative expenses, net of deferrals         183        42      225
   Commissions, net of deferrals                                  81        24      105
   Total benefits and expenses                                 1,835       (67)   1,768
   Income tax benefit                                           (183)       23     (160)
   Net income                                                  1,001        44    1,045

Year Ended December 31, 2010                               As Previously Effect of As Currently
                                                             Reported     Change     Reported
                                                           ------------- --------- ------------
                                                                      (In millions)
Statement of Operations:
   Amortization of deferred policy acquisition costs          $  102       $(30)      $   72
   Amortization of deferred sales inducements                      8          2           10
   General and administrative expenses, net of deferrals         167         41          208
   Commissions, net of deferrals                                  79         20           99
   Total benefits and expenses                                 1,634         33        1,667
   Income tax benefit                                           (180)       (11)        (191)
   Net income                                                    972        (22)         950

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by operating activities.

                                                                       As Previously Effect of As Currently
                                                                         Reported     Change     Reported
Year Ended December 31, 2011                                           ------------- --------- ------------
                                                                                  (In millions)
Cash flows from operating activities:
   Net income                                                             $1,001       $  44      $1,045
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of deferred policy acquisition costs                         269        (132)        137
   Amortization of deferred sales inducements                                 17          (1)         16
   Provision for deferred income tax (benefit)                               (30)         23          (7)
Change in:
   Deferral of deferred policy acquistion costs                             (193)         66        (127)


                                                                       As Previously Effect of As Currently
                                                                         Reported     Change     Reported
Year Ended December 31, 2010                                           ------------- --------- ------------
                                                                                  (In millions)
Cash flows from operating activities:
   Net income                                                              $ 972       $(22)      $ 950
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of deferred policy acquisition costs                         102        (30)         72
   Amortization of deferred sales inducements                                  8          2          10
   Provision for deferred income tax (benefit)                              (321)       (11)       (332)
Change in:
   Deferral of deferred policy acquistion costs                             (154)        61         (93)

Reconsideration of Effective Control for Secured Borrowings

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the standard was required to be applied prospectively to transactions or modifications that occur on or after January 1, 2012. There are no repurchase agreements that continue to be accounted for as sales as of December 31, 2012.

Common Fair Value Measurements and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. The measurement and disclosure requirements under GAAP and IFRS are now generally consistent, with certain exceptions including the accounting

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value measurement and disclosure guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. The guidance clarifies existing guidance on the application of fair value measurements, changes certain principles or requirements for measuring fair value, and requires significant additional disclosures for Level 3 valuation inputs. The new disclosure requirements were applied prospectively. The standard became effective for the Company beginning January 1, 2012. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The standard became effective January 1, 2012 with retrospective application required. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

Consolidation of Investments in Separate Accounts

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's TDR activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a TDR: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The new standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about TDR activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 4.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of VIEs

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interest in eligible entities.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010 and recorded a reclassification of $0.8 million of synthetic securities from fixed maturity securities available for sale to hybrid securities and also reclassified $2.2 million from accumulated other comprehensive income to accumulated deficit as of July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

3. FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

.. The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, the Company believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES -- TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market--observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and the valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company updates valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

The fair value of embedded policy derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment also reflects a market participant's view of the Company's claims paying ability and incorporates an additional spread to the swap curve used to value embedded policy derivatives.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                                                                                                      Counterparty
At December 31, 2012                                                          Level 1 Level 2 Level 3 Netting /(a)/  Total
--------------------                                                          ------- ------- ------- ------------  -------
                                                                                              (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government obligations                                            $     - $   421 $    -      $ -       $   421
       Foreign government                                                           5     888      -        -           893
       Obligations of states, municipalities and political subdivisions             -     317      -        -           317
       Corporate debt                                                               -  23,517    345        -        23,862
       RMBS                                                                         -   4,492  1,760        -         6,252
       CMBS                                                                         -   1,540  1,445        -         2,985
       CDO/ABS                                                                      -     950  1,356        -         2,306
       Other debt securities                                                        -       -      -                      -
                                                                              ------- ------- ------      ---       -------
   Total fixed maturity securities, available for sale                              5  32,125  4,906        -        37,036
                                                                              ------- ------- ------      ---       -------
   Fixed maturity securities, trading:
       CMBS                                                                         -       -     22        -            22
       CDO/ABS                                                                      -       -      -        -             -
                                                                              ------- ------- ------      ---       -------
   Total fixed maturity securities, trading                                         -       -     22        -            22
                                                                              ------- ------- ------      ---       -------
   Fixed maturity securities, hybrid:
       RMBS                                                                         -      18      9                     27
       CMBS                                                                         -      13    105                    118
       CDO/ABS                                                                      -       -    290                    290
                                                                              ------- ------- ------      ---       -------
   Total fixed maturity securities, hybrid                                          -      31    404        -           435
                                                                              ------- ------- ------      ---       -------
   Equity securities, available for sale:
       Common stock                                                                 -       -      6        -             6
       Preferred stock                                                              -       -     16        -            16
                                                                              ------- ------- ------      ---       -------
   Total equity securities, available for sale                                      -       -     22        -            22
                                                                              ------- ------- ------      ---       -------
   Partnerships and other invested assets /(b)/                                    10     201    624        -           835
   Short-term investments /(c)/                                                    28     875      -        -           903
   Derivative assets:
       Interest rate contracts                                                      1       1      -        -             2
       Foreign exchange contracts                                                   -       8      -        -             8
       Equity contracts                                                            36       -      -        -            36
       Counterparty netting                                                         -       -      -       (9)           (9)
                                                                              ------- ------- ------      ---       -------
   Total derivative assets                                                         37       9      -       (9)           37
                                                                              ------- ------- ------      ---       -------
   Separate account assets                                                     26,724     283      -        -        27,007
                                                                              ------- ------- ------      ---       -------
Total                                                                         $26,804 $33,524 $5,978      $(9)      $66,297
                                                                              ======= ======= ======      ===       =======
LIABILITIES:
   Policyholder contract deposits /(d)/                                       $     - $     - $  158      $ -       $   158
   Notes payable                                                                    -       -     49        -            49
   Derivative liabilities:
       Foreign exchange contracts                                                   -      49      -        -            49
       Counterparty netting                                                         -       -      -       (9)           (9)
                                                                              ------- ------- ------      ---       -------
   Total derivative liabilities                                                     -      49      -       (9)           40
                                                                              ------- ------- ------      ---       -------
Total                                                                         $     - $    49 $  207      $(9)      $   247
                                                                              ======= ======= ======      ===       =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                      Counterparty
At December 31, 2011                                                          Level 1 Level 2 Level 3 Netting /(a)/  Total
--------------------                                                          ------- ------- ------- ------------  -------
                                                                                              (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government obligations                                            $    51 $   280 $    -     $    -     $   331
       Foreign government                                                           -     613      -          -         613
       Obligations of states, municipalities and political subdivisions             -     181      -          -         181
       Corporate debt                                                               -  22,480    442          -      22,922
       RMBS                                                                         -   5,825  1,561          -       7,386
       CMBS                                                                         -     680  1,006          -       1,686
       CDO/ABS                                                                      -     543    720          -       1,263
                                                                              ------- ------- ------     ------     -------
   Total fixed maturity securities, available for sale                             51  30,602  3,729          -      34,382
                                                                              ------- ------- ------     ------     -------
   Fixed maturity securities, trading:
       CMBS                                                                         -       -     18          -          18
       CDO/ABS                                                                      -       -    258          -         258
                                                                              ------- ------- ------     ------     -------
   Total fixed maturity securities, trading                                         -       -    276          -         276
                                                                              ------- ------- ------     ------     -------
   Fixed maturity securities, hybrid:
       CMBS                                                                         -       -     15          -          15
       CMBS                                                                         -       -      2          -           2
       CDO/ABS                                                                      -       -      8          -           8
                                                                              ------- ------- ------     ------     -------
   Total fixed maturity securities, hybrid                                          -       -     25          -          25
                                                                              ------- ------- ------     ------     -------
   Equity securities, available for sale:
       Common stock                                                                 4       -     13          -          17
       Preferred stock                                                              -       -     30          -          30
                                                                              ------- ------- ------     ------     -------
   Total equity securities, available for sale                                      4       -     43          -          47
                                                                              ------- ------- ------     ------     -------
   Partnerships and other invested assets /(b)/                                     -     193    651          -         844
   Short-term investments /(c)/                                                    18     141      -          -         159
   Derivative assets
       Interest rate contracts                                                      7       2      -          -           9
       Foreign exchange contracts                                                   -      13      -          -          13
       Equity contracts                                                            22       -      -          -          22
       Counterparty netting                                                         -       -      -        (15)        (15)
                                                                              ------- ------- ------     ------     -------
   Total derivative assets                                                         29      15      -        (15)         29
                                                                              ------- ------- ------     ------     -------
   Separate account assets                                                     23,941     290      -          -      24,231
                                                                              ------- ------- ------     ------     -------
Total                                                                         $24,043 $31,241 $4,724     $  (15)    $59,993
                                                                              ======= ======= ======     ======     =======
LIABILTIES:
   Policyholder contract deposits /(d)/                                       $     - $     - $   74     $    -     $    74
   Derivative liabilities
       Foreign exchange contracts                                                   -      42      -          -          42
       Counterparty netting                                                         -       -      -        (15)        (15)
                                                                              ------- ------- ------     ------     -------
       Total derivative liabilities                                                 -      42      -        (15)         27
                                                                              ------- ------- ------     ------     -------
Total                                                                         $     - $    42 $   74     $  (15)    $   101
                                                                              ======= ======= ======     ======     =======

    (a) Represents netting of derivative exposures covered by a qualifying master netting agreement.

    (b) Amounts presented for partnerships and other invested assets in the table above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

    (c) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $392 million and $128 million at December 31, 2012 and 2011, respectively.

    (d) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded policy derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2012 and 2011, Level 3 assets were 8.0 percent and 6.9 percent of total assets, respectively, and Level 3 liabilities were less than 1 percent and less than 1 percent of total liabilities, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the twelve months ended December 31, 2012.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during 2012 and 2011 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income during 2012 and 2011 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2012 and 2011:



                                                                           Net Realized                 Purchases,
                                                                          and Unrealized  Accumulated     Sales,
                                                              Fair Value  Gains (Losses)     Other     Issuances and   Gross
                                                             Beginning of  included in   Comprehensive Settlements,  Transfers
December 31, 2012                                               Period        Income     Income (Loss)      Net         In
-----------------                                            ------------ -------------- ------------- ------------- ---------
                                                                                                          (In millions)
Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                               $  442         $  -          $  8          $ (11)     $  336
   RMBS                                                          1,561           71           266            (99)        212
   CMBS                                                          1,006            1           167            320           -
   CDO/ABS                                                         720           45            23            727         149
                                                                ------         ----          ----          -----      ------
Total fixed maturity securities, available for sale              3,729          117           464            937         697
                                                                ------         ----          ----          -----      ------
Fixed maturity securities, trading:
   CMBS                                                             18            4             -              -           -
   CDO/ABS                                                         258           48             -           (306)          -
                                                                ------         ----          ----          -----      ------
Total fixed maturity securities, trading                           276           52             -           (306)          -
                                                                ------         ----          ----          -----      ------
Fixed maturity securities, hybrid:
   RMBS                                                             15            3             -             (9)          -
   CMBS                                                              2            6             -             97           -
   CDO/ABS                                                           8            7             -            275           -
                                                                ------         ----          ----          -----      ------
Total fixed maturity securities, hybrid                             25           16             -            363           -
                                                                ------         ----          ----          -----      ------
Equity securities, available for sale:
   Common stock                                                     13            5            (5)            (7)          -
   Preferred stock                                                  30            8            (8)           (14)          2
                                                                ------         ----          ----          -----      ------
Total equity securities, available for sale                         43           13           (13)           (21)          2
                                                                ------         ----          ----          -----      ------
Equity securities, trading:
   Common stock                                                      -            -             -              -           -
                                                                ------         ----          ----          -----      ------
Total equity securities, trading                                     -            -             -              -           -
                                                                ------         ----          ----          -----      ------
Partnerships and other invested assets                             651            -            23           (146)        308
                                                                ------         ----          ----          -----      ------
Total                                                           $4,724         $198          $474          $ 827      $1,007
                                                                ======         ====          ====          =====      ======
Liabilities:
Policyholder contract deposits                                  $   74         $ 84          $  -          $   -      $    -
Notes payable                                                        -            -             -             49           -
                                                                ------         ----          ----          -----      ------
Total                                                           $   74         $ 84          $  -          $  49      $    -
                                                                ======         ====          ====          =====      ======

                                                                                     Changes in
                                                                                  Unrealized Gains
                                                                                      (Losses)
                                                                                    Included in
                                                               Gross   Fair Value    Income on
                                                             Transfers   End of   Instruments Held
December 31, 2012                                               Out      Period   at End of Period
-----------------                                            --------- ---------- ----------------

Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                             $  (430)   $  345        $    -
   RMBS                                                          (251)    1,760             -
   CMBS                                                           (49)    1,445             -
   CDO/ABS                                                       (308)    1,356             -
                                                              -------    ------        ------
Total fixed maturity securities, available for sale            (1,038)    4,906             -
                                                              -------    ------        ------
Fixed maturity securities, trading:
   CMBS                                                             -        22             4
   CDO/ABS                                                          -         -             -
                                                              -------    ------        ------
Total fixed maturity securities, trading                            -        22             4
                                                              -------    ------        ------
Fixed maturity securities, hybrid:
   RMBS                                                             -         9             2
   CMBS                                                             -       105             7
   CDO/ABS                                                          -       290             1
                                                              -------    ------        ------
Total fixed maturity securities, hybrid                             -       404            10
                                                              -------    ------        ------
Equity securities, available for sale:
   Common stock                                                     -         6             -
   Preferred stock                                                 (2)       16             -
                                                              -------    ------        ------
Total equity securities, available for sale                        (2)       22             -
                                                              -------    ------        ------
Equity securities, trading:
   Common stock                                                     -         -             -
                                                              -------    ------        ------
Total equity securities, trading                                    -         -             -
                                                              -------    ------        ------
Partnerships and other invested assets                           (212)      624             -
                                                              -------    ------        ------
Total                                                         $(1,252)   $5,978        $   14
                                                              =======    ======        ======
Liabilities:
Policyholder contract deposits                                $     -    $  158        $   84
Notes payable                                                       -        49             -
                                                              -------    ------        ------
Total                                                         $     -    $  207        $   84
                                                              =======    ======        ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)




                                                                               Net
                                                                             Realized
                                                                               and                    Purchases,
                                                                            Unrealized                  Sales,
                                                                    Fair      Gains     Accumulated   Issuances
                                                                    Value    (Losses)      Other         and        Gross
                                                                  Beginning  included  Comprehensive Settlements, Transfers
December 31, 2011                                                 of Period in Income  Income (Loss)     Net         In
-----------------                                                 --------- ---------- ------------- ------------ ---------
                                                                                                (In millions)
Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                                  $  395      $  -        $  1         $  93      $  754
   RMBS                                                               903       (27)         54           358         281
   CMBS                                                               946         -          16            14          46
   CDO/ABS                                                            897        16          43          (303)        208
                                                                   ------      ----        ----         -----      ------
Total fixed maturity securities, available for sale                 3,141       (11)        114           162       1,289
                                                                   ------      ----        ----         -----      ------
Fixed maturity securities, trading:
   Corporate debt                                                       -         -           -            (4)          4
   CMBS                                                                19         3           -            (4)          -
   CDO/ABS                                                            250         8           -             -           -
                                                                   ------      ----        ----         -----      ------
Total fixed maturity securities, trading                              269        11           -            (8)          4
                                                                   ------      ----        ----         -----      ------
Fixed maturity securities, hybrid:
   Corporate debt                                                       -        (1)          -            16           -
   Residential mortgage-backed securities                               1         1           -             -           -
   CMBS                                                                 -         -           -             8           -
                                                                   ------      ----        ----         -----      ------
Total fixed maturity securities, hybrid                                 1         -           -            24           -
                                                                   ------      ----        ----         -----      ------
Equity securities, available for sale:
   Common stock                                                        10         3           3            (4)          3
   Preferred stock                                                     25        (1)          6             -           -
                                                                   ------      ----        ----         -----      ------
Total equity securities, available for sale                            35         2           9            (4)          3
                                                                   ------      ----        ----         -----      ------
Equity securities, trading:
   Common stock                                                         1         -           -            (1)          -
                                                                   ------      ----        ----         -----      ------
Total equity securities, trading                                        1         -           -            (1)          -
                                                                   ------      ----        ----         -----      ------
   Partnerships and other invested assets                             677         8          31         $ (65)         52
                                                                   ------      ----        ----         -----      ------
Total                                                              $4,124      $ 10        $154         $ 108      $1,348
                                                                   ======      ====        ====         =====      ======
Liabilities:
   Policyholder contract deposits                                  $   64      $ 54        $  -         $ (44)     $    -
                                                                   ------      ----        ----         -----      ------
Total                                                              $   64      $ 54        $  -         $ (44)     $    -
                                                                   ======      ====        ====         =====      ======

                                                                                   Changes in
                                                                                   Unrealized
                                                                                      Gains
                                                                                    (Losses)
                                                                                   Included in
                                                                                    Income on
                                                                             Fair  Instruments
                                                                    Gross   Value    Held at
                                                                  Transfers End of   End of
December 31, 2011                                                    Out    Period   Period
-----------------                                                 --------- ------ -----------

Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                                  $  (801) $  442   $    -
   RMBS                                                                 (8)  1,561        -
   CMBS                                                                (16)  1,006        -
   CDO/ABS                                                            (141)    720       --
                                                                   -------  ------   ------
Total fixed maturity securities, available for sale                   (966)  3,729        -
                                                                   -------  ------   ------
Fixed maturity securities, trading:
   Corporate debt                                                        -       -        -
   CMBS                                                                  -      18        3
   CDO/ABS                                                               -     258        1
                                                                   -------  ------   ------
Total fixed maturity securities, trading                                 -     276        4
                                                                   -------  ------   ------
Fixed maturity securities, hybrid:
   Corporate debt                                                        -      15       (2)
   Residential mortgage-backed securities                                -       2        1
   CMBS                                                                  -       8        -
                                                                   -------  ------   ------
Total fixed maturity securities, hybrid                                  -      25       (1)
                                                                   -------  ------   ------
Equity securities, available for sale:
   Common stock                                                         (2)     13        -
   Preferred stock                                                       -      30        -
                                                                   -------  ------   ------
Total equity securities, available for sale                             (2)     43        -
                                                                   -------  ------   ------
Equity securities, trading:
   Common stock                                                          -       -        -
                                                                   -------  ------   ------
Total equity securities, trading                                         -       -        -
                                                                   -------  ------   ------
   Partnerships and other invested assets                              (52)    651        -
                                                                   -------  ------   ------
Total                                                              $(1,020) $4,724   $    3
                                                                   =======  ======   ======
Liabilities:
   Policyholder contract deposits                                  $     -  $   74   $  (54)
                                                                   -------  ------   ------
Total                                                              $     -  $   74   $  (54)
                                                                   =======  ======   ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                          Net Realized
                                                  Net      Investment
                                               Investment    Gains
At December 31, 2012                             Income     (Losses)   Total
--------------------                           ---------- ------------ -----
                                                       (In millions)
Fixed maturity securities, available for sale     $148        $(31)    $117
Fixed maturity securities, trading                  52           -       52
Hybrid securities                                   16           -       16
Equity securities, avaliable for sale                -          13       13
Equity securities, trading                           -           -        -
Partnerships and other invested assets               9          (9)       -
Policyholder contract deposits                       -         (84)     (84)

                                                          Net Realized
                                                  Net      Investment
                                               Investment    Gains
At December 31, 2011                             Income     (Losses)   Total
--------------------                           ---------- ------------ -----
                                                       (In millions)
Fixed maturity securities, available for sale     $90        $(101)    $(11)
Fixed maturity securities, trading                 11            -       11
Equity securities, avaliable for sale               -            2        2
Equity securities, trading                          -            -        -
Partnerships and other invested assets             10           (2)       8
Policyholder contract deposits                      -          (54)     (54)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                                             Purchases, Sales,
                                                                                               Issuances and
At December 31, 2012                                 Purchases Sales  Issuances Settlements Settlements, Net (a)
--------------------                                 --------- -----  --------- ----------- --------------------
                                                                            (In millions)
Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                     $   45   $ (22)    $ -      $   (35)        $    (12)
   RMBS                                                  394    (180)      -         (320)            (106)
   CMBS                                                  426     (69)      -          (37)             320
   CDO/ABS                                               973       -       -         (197)             776
                                                      ------   -----     ---      -------         --------
Total fixed maturity securities, available for sale    1,838    (271)      -         (589)             978
                                                      ------   -----     ---      -------         --------
Fixed maturity securities, trading:
   Corporate debt                                          -       -       -            -                -
   CMBS                                                    -       -       -         (306)            (306)
                                                      ------   -----     ---      -------         --------
Total fixed maturity securites, trading                    -       -       -         (306)            (306)
                                                      ------   -----     ---      -------         --------
Fixed maturity securites, hybrid
   RMBS                                                    -      (7)      -           (2)              (9)
   CMBS                                                  177     (80)      -            -               97
   CDO/ABS                                               155      (8)      -          (55)              92
                                                      ------   -----     ---      -------         --------
Total fixed maturity securities, hybrid                  332     (95)      -          (57)             180
                                                      ------   -----     ---      -------         --------
Equity securities, available for sale:
   Common stock                                            1      (8)      -            -               (7)
   Preferred stock                                        15     (29)      -            -              (14)
                                                      ------   -----     ---      -------         --------
Total equity securities, available for sale               16     (37)      -            -              (21)
                                                      ------   -----     ---      -------         --------
Equity securities, trading:
   Common stock                                            -       -       -            -                -
                                                      ------   -----     ---      -------         --------
Total equity securities, trading                           -       -       -            -                -
                                                      ------   -----     ---      -------         --------
   Partnerships and other invested assets                102       -       -         (248)            (146)
                                                      ------   -----     ---      -------         --------
Total                                                 $2,288   $(403)    $ -      $(1,200)        $    685
                                                      ======   =====     ===      =======         ========
Liabilities:
   Policyholder contract deposits                     $    -   $   -     $ -      $     -         $      -
   Notes payable                                           -       -      49            -               49
                                                      ------   -----     ---      -------         --------
Total                                                                    $
                                                      $    -   $   -      49      $     -         $     49
                                                      ======   =====     ===      =======         ========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                   Purchases,
                                                                                     Sales,
                                                                                   Issuances
                                                                                      and
                                                                                  Settlements,
At December 31, 2011                                 Purchases Sales  Settlements   Net (a)
--------------------                                 --------- -----  ----------- ------------
                                                                   (In millions)
Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                     $  179   $ (17)    $ (69)     $     93
   RMBS                                                  582       -      (224)          358
   CMBS                                                   61      (6)      (41)           14
   CDO/ABS                                               130      (8)     (425)         (303)
                                                      ------   -----     -----      --------
Total fixed maturity securities, available for sale      952     (31)     (759)          162
                                                      ------   -----     -----      --------
Fixed maturity securities, trading
   Corporate debt                                          -       -        (4)           (4)
   CMBS                                                    -      (4)        -            (4)
                                                      ------   -----     -----      --------
Total fixed maturity securities, trading                   -      (4)       (4)           (8)
                                                      ------   -----     -----      --------
Fixed maturity securities, hybrid:
   RMBS                                                   18       -        (2)           16
   CDO/ABS                                                 8       -         -             8
                                                      ------   -----     -----      --------
Total fixed maturity securities, hybrid                   26       -        (2)           24
                                                      ------   -----     -----      --------
Equity securities, available for sale:
   Common stock                                            -      (4)        -            (4)
   Preferred stock                                        14     (14)        -             -
                                                      ------   -----     -----      --------
Total equity securities, available for sale               14     (18)        -            (4)
                                                      ------   -----     -----      --------
Equity securities, trading:
   Common stock                                            -       -        (1)           (1)
                                                      ------   -----     -----      --------
Total equity securities, trading                           -       -        (1)           (1)
                                                      ------   -----     -----      --------
   Partnerships and other invested assets                 61     (59)      (67)          (65)
                                                      ------   -----     -----      --------
Total                                                 $1,053   $(112)    $(833)     $    108
                                                      ======   =====     =====      ========
Liabilities:
   Policyholder contract deposits                     $   --   $ (44)    $  --      $    (44)
                                                      ------   -----     -----      --------
Total                                                 $   --   $ (44)    $  --      $    (44)
                                                      ======   =====     =====      ========

(a)  There were no issuances during the year ended 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2012 and 2011 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


TRANSFERS OF LEVEL 3 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the year ended December 31, 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds. Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities. The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity. Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments. Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds. Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The removal of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2012.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from pricing vendors and from internal valuation models. Because input information with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                  Fair Value at                                                               Range
                                December 31, 2012 Valuation Technique     Unobservable Input (a)      (Weighted Average)(a)
                                ----------------- -------------------- --------------------------    -------------------------
                                  (In millions)
ASSETS:
RMBS                                 $1,648       Discounted cash flow Constant prepayment rate (c)    0.00% - 14.00% (6.82%)
                                                                       Loss severity (c)             36.75% - 76.60% (56.68%)
                                                                       Constant default rate (c)        2.69% -11.27% (6.98%)
                                                                       Yield (c)                        2.00% -10.83% (6.41%)
Certain CDO/ABS                         471       Discounted cash flow Constant prepayment rate (c)     0.00% -10.52% (2.87%)
                                                                       Loss severity (c)                0.00% - 0.00% (0.00%)
                                                                       Constant default rate (c)        0.00% - 1.39% (0.16%)
                                                                       Yield (c)                        0.79% - 4.29% (2.54%)
CMBS                                    747       Discounted cash flow Yield (b)                       0.00% -24.68% (10.17%)
LIABILITIES:
Policyholder contract deposits          158       Discounted cash flow Equity implied volatility (b)           6.00% - 39.00%
                                                                       Base lapse rates (b)                    1.00% - 40.00%
                                                                       Dynamic lapse rates (b)                 0.20% - 60.00%
                                                                       Mortality rates (b)                     0.50% - 40.00%
                                                                       Utilization rates (b)                   0.50% - 25.00%
Notes payable                            49       Discounted cash flow Yield (b)                                       14.00%

    (a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.

    (b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.

    (c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of +/-one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, mainly GMWB for variable annuity products, are equity volatility, mortality rates, lapse rates and utilization rates. Mortality, lapse and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the GMWB.

Notes Payable

The significant unobservable inputs used for the Ambrose note payable measured at fair value is the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of the Ambrose notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. See Note 6.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                        December 31, 2012      December 31, 2011
                                                                      ---------------------- ----------------------
                                                                      Fair Value             Fair Value
                                                                      Using Net   Unfunded   Using Net   Unfunded
                    Investment Category Includes                        Asset    Commitments   Asset    Commitments
--------------------------------------------------------------------- ---------- ----------- ---------- -----------
                                                                                      (In millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made
                            as part of a transaction in which assets
                            of mature companies are acquired from
                            the current shareholders, typically with
                            the use of financial leverage.               $226        $48        $272       $ 76
   Non-U.S.                 Investments that focus primarily on
                            Asian and European based buyouts,
                            expansion capital, special situations,
                            turnarounds, venture capital,
                            mezzanine and distressed
                            opportunities strategies.                       4          -           8         23
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a
                            return through an eventual realization
                            event, such as an initial public
                            offering or sale of the company.                -          -          16          4
   Distressed               Securities of companies that
                            are already in default, under
                            bankruptcy protection, or troubled.            24          9          64         11
   Other                    Real estate, energy, multi-strategy,
                            mezzanine, and industry-focused
                            strategies.                                    41         13          68         24
                                                                         ----        ---        ----       ----
Total private equity funds                                                295         70         428        138
                                                                         ----        ---        ----       ----
Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes,
                            including mergers, acquisitions
                            and other reorganizations.                    164          -         133          -
   Long--short              Securities that the manager believers
                            are undervalued, with corresponding
                            short positions to hedge market risk.         195          -          97          -
   Distressed               Securities of companies that are
                            already in default, under
                            bankruptcy protection or troubled.             55          -          80          5
   Other                    Non-U.S. companies, futures and
                            commodities, macro and multi-strategy
                            and industry-focused strategies.               75          -          58          -
                                                                         ----        ---        ----       ----
Total hedge funds                                                         489          -         368          5
                                                                         ----        ---        ----       ----
Total                                                                    $784        $70        $796       $143
                                                                         ----        ---        ----       ----

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2012, assuming average original expected lives of 10 years for the funds, 11 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 85 percent between three and seven years and 4 percent between seven and 10 years.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012, hedge fund investments included above are redeemable monthly (24 percent), quarterly (46 percent), semi-annually (12 percent) and annually (18 percent), with redemption notices ranging from 1 day to 180 days. More than 89 percent require redemption notices of less than 90 days. Investments representing approximately 100 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2013. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING AND HYBRID SECURITIES

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $47.9 million, $8.1 million and $94.8 million for the years ended December 31, 2012, 2011 and 2010, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

The Company has elected fair value accounting for its hybrid securities. Net unrealized gains (losses) included in net investment income on the consolidated statements of income were $10 million and $(1) million for the years ended December 31, 2012 and 2011. The Company did not invest in any hybrid securities in 2010.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, and mortgages and other loans.

See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated With Investment-type Contracts

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                             Estimated Fair Value
                                        -------------------------------
                                                                        Carrying
                                        Level 1 Level 2 Level 3  Total   Value
                                        ------- ------- ------- ------- --------
December 31, 2012                                    (In Millions)
ASSETS
Mortgage and other loans receivable       $ -    $142   $ 4,632 $ 4,774 $ 4,331
Policy loans                                -       -       853     853     853
Partnerships and other invested assets      -       7         -       7       7
Short-term investments                      -     392         -     392     392
Cash                                       34       -         -      34      34
LIABILITIES
Policyholder contract deposits (a)          -       -    46,052  46,052  36,712
December 31, 2011 (b)
ASSETS
Mortgage and other loans receivable                             $ 4,331 $ 3,912
Policy loans                                                        901     901
Partnerships and other invested assets                            1,284   1,284
Short-term investments                                              128     128
Cash                                                                136     136
LIABILITIES
Policyholder contract deposits (a)                               42,009  35,452

    (a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
    (b) Estimated fair value measurement based on the levels of the inputs used is not required for 2011.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The following table presents the amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category:

                                                                                                                 Other-Than-
                                                                                     Gross      Gross             Temporary
                                                                       Amortized   Unrealized Unrealized  Fair   Impairments
                                                                      Cost or Cost   Gains      Losses    Value  in AOCI /(a)/
                                                                      ------------ ---------- ---------- ------- ------------
                                                                                           (In millions)
December 31, 2012
Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored entities         $   337      $   84     $   -    $   421     $  -
   Foreign government                                                       812          82        (1)       893        -
   Obligations of states, municipalities and political subdivisions         290          27         -        317        -
   Corporate debt                                                        21,494       2,419       (51)    23,862       24
   RMBS                                                                   5,747         530       (25)     6,252      204
   CMBS                                                                   2,745         283       (43)     2,985      141
   CDO/ABS                                                                2,184         139       (17)     2,306        -
                                                                        -------      ------     -----    -------     ----
Total fixed maturity securities, available for sale                      33,609       3,564      (137)    37,036      369
                                                                        -------      ------     -----    -------     ----
Equity securities, available for sale:
   Common stocks                                                              4           2         -          6        -
   Preferred stocks                                                          10           6         -         16        -
                                                                        -------      ------     -----    -------     ----
Total equity securities, available for sale                                  14           8         -         22        -
                                                                        -------      ------     -----    -------     ----
Total                                                                   $33,623      $3,572     $(137)   $37,058     $369
                                                                        =======      ======     =====    =======     ====

                                                                                                                 Other-Than-
                                                                                     Gross      Gross             Temporary
                                                                       Amortized   Unrealized Unrealized  Fair   Impairments
                                                                      Cost or Cost   Gains      Losses    Value  in AOCI /(a)/
                                                                      ------------ ---------- ---------- ------- ------------
                                                                                           (In millions)
December 31, 2011
   Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored entities         $   252      $   79     $   -    $   331     $  -
   Foreign government                                                       574          44        (5)       613       --
   Obligations of states, municipalities and political subdivisions         164          17         -        181        -
   Corporate debt                                                        21,434       1,652      (164)    22,922       22
   RMBS                                                                   7,313         265      (192)     7,386      (96)
   CMBS                                                                   1,661         174      (149)     1,686       51
   CDO/ABS                                                                1,204          90       (31)     1,263       19
                                                                        -------      ------     -----    -------     ----
Total fixed maturity securities, available for sale                      32,602       2,321      (541)    34,382       (4)
                                                                        -------      ------     -----    -------     ----
Equity securities, available for sale:
   Common stocks                                                              8          10        (1)        17        -
   Preferred stocks                                                          16          14         -         30        -
                                                                        -------      ------     -----    -------     ----
Total equity securities, available for sale                                  24          24        (1)        47        -
                                                                        -------      ------     -----    -------     ----
Total                                                                   $32,626      $2,345     $(542)   $34,429     $ (4)
                                                                        =======      ======     =====    =======     ====

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income, which were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2012                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  ------ ---------- ------ ----------
                                                                         (In millions)
Fixed maturity securities, available for sale:
   Foreign government                                $   88     $ (1)    $    4   $   -    $   92   $  (1)
   Corporate debt                                     1,077      (22)       349     (29)    1,426     (51)
   RMBS                                                  51       (1)       289     (24)      340     (25)
   CMBS                                                 213       (2)       286     (41)      499     (43)
   CDO/ABS                                              561      (11)        75      (6)      636     (17)
                                                     ------     ----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   1,990      (37)     1,003    (100)    2,993    (137)
                                                     ------     ----     ------   -----    ------   -----
Equity securities, available for sale:
   Common stocks                                          -        -          -       -         -       -
                                                     ------     ----     ------   -----    ------   -----
Total equity securities, available for sale               -        -          -       -         -       -
                                                     ------     ----     ------   -----    ------   -----
Total                                                $1,990     $(37)    $1,003   $(100)   $2,993   $(137)
                                                     ======     ====     ======   =====    ======   =====

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2011                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  ------ ---------- ------ ----------
                                                                         (In millions)
Fixed maturity securities, available for sale:
   Foreign government                                $  114    $  (5)    $    -   $   -    $  114   $  (5)
   Corporate debt                                     2,348     (116)       334     (48)    2,682    (164)
   RMBS                                               1,401     (123)       712     (69)    2,113    (192)
   CMBS                                                 466      (44)       334    (105)      800    (149)
   CDO/ABS                                              260       (6)       147     (25)      407     (31)
                                                     ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   4,589     (294)     1,527    (247)    6,116    (541)
                                                     ------    -----     ------   -----    ------   -----
Equity securities, available for sale:
   Preferred stocks                                       2       (1)         -       -         2      (1)
                                                     ------    -----     ------   -----    ------   -----
Total equity securities, available for sale               2       (1)         -       -         2      (1)
                                                     ------    -----     ------   -----    ------   -----
Total                                                $4,591    $(295)    $1,527   $(247)   $6,118   $(542)
                                                     ======    =====     ======   =====    ======   =====

As of December 31, 2012, the Company held 424 individual fixed maturity and equity securities that were in an unrealized loss position, of which 254 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2012, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2012:

                                                                 Total Fixed Maturity
                                                             Available for Sale Securities
                                                             -----------------------------
                                                             Amortized      Estimated
                                                               Cost         Fair Value
                                                             ---------      ----------
                                                                  (In millions)
Due in one year or less                                       $   678        $   699
Due after one year through five years                           4,887          5,335
Due after five years through ten years                         14,282         15,818
Due after ten years                                             3,158          3,642
Mortgage-backed, asset backed and collateralized securities    10,604         11,542
                                                              -------        -------
Total fixed maturity securities, available for sale           $33,609        $37,036
                                                              =======        =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

The Company's investments did not include any investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity at December 31, 2012 or 2011.

FIXED MATURITY SECURITIES, TRADING

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their individual interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. The interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $42.6 million on March 1, 2012 and additional cash receipts of $263.0 million on March 15, 2012 from ML II that consisted of $152.5 million, $22.1 million, and $88.4 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $305.6 million by the Company from ML II was remitted as a return of capital to its Parent and ultimately remitted to AIG.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net unrealized gains (losses) included in the consolidated statements of income from fixed maturity securities classified as trading securities in 2012, 2011 and 2010 were $0.0 million of gains, $4.6 million of gains and $107.5 million of gains, respectively.

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and, short-term investments, fixed maturity and other securities.

                                                          2012   2011
                                                          ----   ----
                                                          (In millions)
Invested assets on deposit:
   Regulatory agencies                                    $ 3    $ 3
Invested assets pledged as collateral:
   Advance agreement - Federal Home Loan Bank of Dallas   $19    $10

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these programs, the Company lends securities to financial institutions and receives collateral equal to 102 percent of the fair value of the loaned securities. Reinvestment of cash collateral received is restricted to highly liquid short-term investments. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below as of December 31:

                                                        2012
                                                    -------------
Securities on loan: (a)                             (In millions)
   Amortized cost                                       $700
   Estimated fair value                                  802
Cash collateral on deposit from counterparties (b)       824
Reinvestment portfolio - estimated fair value            824

(a) Included within Fixed maturity securities, available for sale on the consolidated balance sheets.
(b) Included within Short-term investments on the consolidated balance sheets and reflected as a liability in Securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2012, the Company had direct U.S. commercial mortgage loan exposure of $4.21 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2012, were as follows:

State                                  # of Loans Amount* Apartments Offices Retail Industrial Hotels Other % of Total
-----                                  ---------- ------- ---------- ------- ------ ---------- ------ ----- ----------
                                                                       ($ In millions)
California                                 49      $ 864      $44     $ 284   $ 41     $126    $ 149  $ 220    20.5%
New York                                   35        760       78       549     76        3       54      -    18.1%
New Jersey                                 17        327      102        88    112        5        -     20     7.8%
Florida                                    26        300       22        66     85       72        -     55     7.1%
Texas                                      20        295       10        86     75       67       48      9     7.0%
Other states                              142      1,662      194       476    540      172      132    148    39.5%
                                          ---     ------     ----    ------   ----     ----    -----  -----   ------
Total                                     289     $4,208     $450    $1,549   $929     $445     $383   $452   100.0%
                                          ===     ======     ====    ======   ====     ====    =====  =====   ======

*  Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                           Class
                                                     -------------------------------------------------
December 31, 2012                         # of Loans Apartments Offices Retail Industrial Hotels Other Total  % of Total
-----------------                         ---------- ---------- ------- ------ ---------- ------ ----- ------ ----------
                                                                         ($ In millions)
Credit Quality Indicator:
   In good standing                          284        $436    $1,495   $922     $445     $383  $452  $4,133    98.2%
   Restructured (a)                            5          14        54      7        -        -     -      75     1.8%
   90 days or less delinquent                  -           -         -      -        -        -     -       -     0.0%
   >90 days delinquent or in process of
     foreclosure                               -           -         -      -        -        -     -       -     0.0%
                                             ---        ----    ------   ----     ----     ----  ----  ------   -----
Total (b)                                    289        $450    $1,549   $929     $445     $383  $452  $4,208   100.0%
                                                        ====    ======   ====     ====     ====  ====  ======   =====
Valuation allowance                                     $  2    $   21   $  5     $  7     $  -  $ 11  $   46     1.1%
                                                        ----    ------   ----     ----     ----  ----  ------   -----

    (a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

    (b)  Does not reflect valuation allowances.

As discussed in Note 2 - Summary of Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreement, and a general reserve for probable incurred but not specifically identified losses.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                    2012  2011  2010
                                                    ----  ----  ----
                                                      (In millions)
Allowance, beginning of year                        $ 95  $137  $113
   Additions (reductions) to allowance for losses    (42)  (12)   85
   Charge-offs, net of recoveries                     (2)  (30)  (61)
                                                    ----  ----  ----
Allowance, end of year                              $ 51  $ 95  $137
                                                    ====  ====  ====

The Company's impaired mortgage loans are as follows:

                                                   2012 2011  2010
                                                   ---- ----  ----
                                                    (In millions)
Impaired loans with valuation allowances           $10  $ 75  $242
Impaired loans without valuation allowances         21    54    59
                                                   ---  ----  ----
   Total impaired loans                             31   129   301
Valuation allowances on impaired loans              (6)  (24)  (61)
                                                   ---  ----  ----
   Impaired loans, net                             $25  $105  $240
                                                   ===  ====  ====

The Company recognized $2.3 million, $7.1 million and $13.6 million in interest income on the above impaired mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $7.1 million and $67.5 million of commercial mortgage loans that had been modified in a TDR at December 31, 2012 and 2011, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2012 and 2011, these commercial mortgage loans had related total allowances for credit losses of $0.0 million and $13.9 million, respectively. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2012 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $2.23 billion and $1.98 billion at December 31, 2012 and 2011, respectively, and were comprised of 149 partnerships and 148 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2012    2011    2010
                                            ------  ------  ------
                                                 (In millions)
Investment income:
   Fixed maturity securities                $1,929  $1,754  $1,795
   Equity securities                             1       -       -
   Mortgage and other loans receivable         258     247     261
   Policy loans                                 44      49      51
   Investment real estate                       13       7       -
   Partnerships and other invested assets      160      89     146
   Other investment income                       2       3      17
                                            ------  ------  ------
Gross investment income                      2,407   2,149   2,270
Investment expenses                            (59)    (47)    (24)
                                            ------  ------  ------
Net investment income                       $2,348  $2,102  $2,246
                                            ======  ======  ======

The carrying value of investments that produced no investment income during 2012 was $105 million, which is 0.2 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                                            2012   2011   2010
                                                                           -----  -----  -----
                                                                              (In millions)
Sales of fixed maturity securities, available for sale                     $ 177  $ 201  $ 212
Sales of equity securities, available for sale                                12      6     19
Mortgage and other loans                                                      42     13    (73)
Investment real estate                                                        15      -      -
Partnerships and other invested assets                                         -     13      7
Derivatives                                                                 (152)    45     33
Securities lending collateral, including other-than-temporary impairments    (33)     -     30
Other-than-temporary impairments                                             (50)  (158)  (439)
                                                                           -----  -----  -----
Net realized investment gains (losses) before taxes                        $  11  $ 120  $(211)
                                                                           =====  =====  =====

The following table presents that gross realized gains and losses from sales or redemptions of the Company's available for sale securities for the years ended December 31:

                                   2012              2011              2010
                             ----------------  ----------------  ----------------
                              Gross    Gross    Gross    Gross    Gross    Gross
                             Realized Realized Realized Realized Realized Realized
                              Gains    Losses   Gains    Losses   Gains    Losses
                             -------- -------- -------- -------- -------- --------
                                                 (In millions)
Fixed maturities securities    $216     $(39)    $218     $(17)    $233     $(21)
Equity securities                16       (4)       6        -       20       (1)
                               ----     ----     ----     ----     ----     ----
Total                          $232     $(43)    $224     $(17)    $253     $(22)
                               ====     ====     ====     ====     ====     ====

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31;

                                                                                                           2012    2011    2010
                                                                                                          ------  ------  ------
                                                                                                               (In millions)
Balance, beginning of period                                                                              $1,563  $1,545  $1,306
Increases due to:
   Credit impairments on new securities subject to impairment losses                                          15      60     104
   Additional credit impairments on previously impaired securities                                            57      87     293
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or requirement to sell     (281)    (46)    (93)
   Credit impaired securities for which there is a current intent or anticipated requirement to sell           -       -      (4)
   Accretion on securities previously impaired due to credit                                                (141)    (83)    (43)
Other                                                                                                          -       -     (18)
                                                                                                          ------  ------  ------
Balance, end of year                                                                                      $1,213  $1,563  $1,545
                                                                                                          ======  ======  ======

PURCHASED CREDIT IMPAIRED SECURITIES

In 2011, the Company began purchasing certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest and considering the effects of

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                           At Date of
                                                           Acquisition
                                                          -------------
                                                          (In millions)
Contractually required payments (principal and interest)     $2,554
Cash flows expected to be collected (a)                       1,955
Recorded investment in acquired securities                    1,278

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                            December 31, 2012 December 31, 2011
                                            ----------------- -----------------
                                                       (In millions)
Outstanding principal balance                    $1,616            $1,533
Amortized cost                                    1,056             1,046
Fair value                                        1,198               950

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                                                 2012   2011
                                                                                                -----   ----
                                                                                                (In millions)
Balance, beginning of year                                                                      $ 624   $  -
   Newly purchased PCI securities                                                                 219    607
   Accretion                                                                                      (96)   (49)
   Decreases due to disposal                                                                     (120)     -
   Effect of changes in interest rate indices                                                     (26)   (15)
   Net reclassification from (to) non-accretable difference, including effects of prepayments      21     81
                                                                                                -----   ----
Balance, end of year                                                                            $ 622   $624
                                                                                                =====   ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (1) Value (2) Amount (1)  Value (2)
                                                    ---------- --------- ----------  ---------
                                                                  (In millions)
December 31, 2012
Derivatives not designated as hedging instruments:
   Interest rate contracts                          $     429  $      1   $      -    $     -
   Foreign exchange contracts                              80         9        186         49
   Equity contracts                                       847        36          -          -
   Other contracts /(3)/                                    -         -      3,812        158
                                                    ---------  --------   --------    -------
Total derivatives, gross                            $   1,356        46   $  3,998        207
                                                    =========             ========
   Counterparty netting /(4)/                                        (9)                   (9)
                                                               --------               -------
Total derivatives, net                                               37                   198
Less: Bifurcated embedded policy derivatives                          -                   158
                                                               --------               -------
Total derivative instruments on balance sheets                 $     37               $    40
                                                               ========               =======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In millions)
December 31, 2011
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $  306     $  9      $    -      $  -
   Foreign exchange contracts                             84       13         172        42
   Equity contracts                                    2,547       22           -         -
   Other contracts /(c)/                                   -        -       2,942        74
                                                      ------     ----      ------      ----
Total derivatives, gross                              $2,937       44      $3,114       116
                                                      ======               ======
   Counterparty netting /(d)/                                     (15)                  (15)
                                                                 ----                  ----
Total derivatives, net                                             29                   101
Less: Bifurcated embedded policy derivatives                        -                    74
                                                                 ----                  ----
Total derivative instruments on balance sheets                   $ 29                  $ 27
                                                                 ====                  ====

(a) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(c) Included in the Other contracts are bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits in the Company's consolidated balance sheets.

(d) Represents netting of derivative exposures covered by a qualifying master netting agreement.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded policy derivatives. The fair value of these embedded policy derivatives is reflected in the policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded policy derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded policy derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income:

                                                              2012  2011  2009
                                                             -----  ----  ----
                                                               (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                                   $ (11) $ (1) $  2
   Foreign exchange contracts                                  (14)    -   (24)
   Equity contracts                                            (23)  100    28
   Other contracts                                            (104)  (54)   27
                                                             -----  ----  ----
Total                                                        $(152) $ 45  $ 33
                                                             =====  ====  ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2012 and December 31, 2011, the Company had $16.8 million and $8.5 million of net derivative liabilities, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company's total off-balance sheet exposure associated with VIEs were $19.5 million and $25.2 million at December 31, 2012 and 2011, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

The following presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interest in consolidated VIEs:

                                      At December 31,
                -----------------------------------------------------------
                   VIE Assets    VIE Liabilities  Off-Balance Sheet Exposure
                ---------------- ---------------- -------------------------
                  2012    2011     2012    2011       2012          2011
                -------- ------- -------- ------- -------------  -----------
                                       (In millions)
Ambrose 2012-1  $  2,421 $     - $     74 $     - $           -  $         -
                -------- ------- -------- ------- -------------  -----------
Total           $  2,421 $     - $     74 $     - $           -  $         -
                ======== ======= ======== ======= =============  ===========

Ambrose

During December 2012, the Company received a portfolio of structured securities ("Secondary Portfolio") from AIG with a fair market value of $183 million in exchange for an intraday Demand Note. The Company transferred a portfolio of its high grade corporate securities along with the Secondary Portfolio with a combined carrying value of approximately $2.2 billion to a newly formed special purpose entity, Ambrose 2012-1 ("Ambrose"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose in three tranches, (Class A1, B and X), with a fair value of approximately $2.2 billion. The Class X notes ($49 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $183 million Demand Note thus resulting in a $134 million capital contribution to the Company. Ambrose also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose upon demand.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AIG Asset Management (US), LLC manages the portfolio of assets on behalf of Ambrose. The Class A1 and B Notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

The Company maintains the power to direct the activities of the VIE that most significantly impacts its economic performance and bears the obligation to absorb losses or receive benefits from the entity that could potentially be significant to the VIE. Accordingly, we consolidate this entity and the beneficial interests held by other parties are recorded as notes payable. The Class A1 and B Notes eliminate in consolidation.

Although all of the notes issued by Ambrose (Class A1, A2, B and X) have a stated maturity of December 31, 2060, the Ambrose notes are expected to have a weighted average life of approximately 10-12 years.

Ambrose elected the fair value option for its Class X notes issued. Fair value is the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of the Ambrose notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity / perceived illiquidity of the Ambrose notes. The spread premium was derived on the transaction date, with reference to the issuance spread on the Class A2 Note, which was purchased by an independent, non-affiliated third party.

There were no significant cash flows between Ambrose and the Company in 2012.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                    Maximum Exposure to Loss
                                                  ----------------------------
                                       Total VIE  On-Balance Off-Balance
                                        Assets      Sheet       Sheet    Total
                                       ---------- ---------- ----------- -----
                                                    (In millions)
 December 31, 2012
 Real estate and investment funds      $    1,540 $      213 $        20 $ 233
 Castle 1 Trust                               632        113           -   113
 Castle 2 Trust                               634         82           -    82
                                       ---------- ---------- ----------- -----
 Total                                 $    2,806 $      408 $        20 $ 428
                                       ========== ========== =========== =====

                                                    Maximum Exposure to Loss
                                                  ----------------------------
                                                  On-Balance Off-Balance
                                                    Sheet       Sheet
                                                  ---------- -----------
                                                  Purchased
                                                     and     Commitments
                                        Total VIE  Retained      and
                                         Assets   Interests  Guarantees  Total
                                        --------- ---------- ----------- -----
  December 31, 2011
  Real estate and investment funds                               $
                                         $ 1,741     $232         25     $257
  Maiden Lane II                           9,254      258          -      258
  Castle 1 Trust                             720      127          -      127
  Castle 2 Trust                             730       84          -       84
                                         -------     ----        ---     ----
  Total                                                          $
                                         $12,445     $701         25     $726
                                         =======     ====        ===     ====

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                               At December 31,
                                                             -------------------
                                                             Unconsolidated VIEs
                                                             -------------------
                                                               2012      2011
                                                             --------- ---------
Assets:                                                         (In millions)
   Available for sale securities                             $      53 $      74
   Trading securities                                                -       258
   Other invested assets                                           355       369
                                                             --------- ---------
Total assets                                                 $     408 $     701
                                                             ========= =========

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2012 or 2011.

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Notes 4 herein for further discussion.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company has determined that it is not the primary beneficiary of these entities.

During the year ended December 31, 2012 and 2011, the Company recognized reductions in net investment income resulting from impairment losses of $2.1 million and $19.6 million, respectively, pertaining to its ownership interest in Castle 1 Trust. During the year ended December 31, 2012 and 2011, the Company recognized reductions in net investment income resulting from impairment losses of $1.5 million and $16.8 million, respectively, pertaining to its ownership interest in Castle 2 Trust. The impairments recognized by the investees were primarily related to salvage/residual values and future estimated lease payments on aircraft owned by the Trusts.

See Note 14 herein for additional information on these entities.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Notes 3 and 4 herein.

7. DEFERRED POLICY ACQUISITIONS COSTS, COST OF INSURANCE PURCHASED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                                                 2012  2011   2010
                                                                                -----  ----  ------
                                                                                   (In millions)
Balance at January 1                                                            $ 900  $971  $1,079
   Deferrals                                                                       93   125      92
   Accretion of interest/amortization                                             (84)  (47)    (68)
   Effect of net unrealized gains on securities (a)                              (137)  (62)   (129)
   Effect of net realized gains on securities (b)                                 (21)  (18)     (4)
   Effect of unlocking of assumptions used in estimating future gross profits      18   (72)      -
   Increase due to foreign exchange                                                (2)    3       1
                                                                                -----  ----  ------
Balance at December 31                                                          $ 767  $900  $  971
                                                                                =====  ====  ======

(a) In 2010, an increase of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (2) below with no net effect impact to the DAC balance.

(b) In 2010, a decrease of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (1) above with no net effect impact to the DAC balance.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the activity in cost of insurance purchased:

                                                                 2012  2011 2010
                                                                 ----  ---- ----
                                                                  (In millions)
Balance at January 1                                             $  3  $  3 $  3
   Accretion of interest/amortization                              (1)    -    -
                                                                 ----  ---- ----
Balance at December 31                                           $  2  $  3 $  3
                                                                 ====  ==== ====

CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $0.3 million, $0.3 million, $0.2 million, $0.2 million and $0.2 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                                                2012  2011  2010
                                                                                ----  ----  ----
                                                                                  (In millions)
Balance at January 1                                                            $179  $176  $174
   Deferrals                                                                      25    33    37
   Accretion of interest/amortization                                            (15)   (9)  (17)
   Effect of net unrealized gains on securities                                  (30)  (14)  (25)
   Effect of net realized (gains) losses on securities                            (2)   (3)    7
   Effect of unlocking of assumptions used in estimating future gross profits      2    (4)    -
                                                                                ----  ----  ----
Balance at December 31                                                          $159  $179  $176
                                                                                ====  ====  ====

The Company adjusts amortization (an "unlocking") when the assumptions underlying the estimates of future gross profits to be realized are revised. The Company reviews the assumptions underlying these estimates at least annually. In 2012, the Company recorded lower amortization due to an unlocking of the future termination assumption. In 2011, the Company recorded higher amortization due to an unlocking of the future spread assumption. In 2010, the Company reviewed the underlying assumptions and no unlocking adjustments were made.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits were as follows at December 31:

                                                                       2012   2011
                                                                      ------ ------
                                                                      (In millions)
Future policy benefits:
   Life contingent annuities                                          $  457 $  475
   Structured settlements                                                192    188
   Loss recognition - structured settlements                             194     15
   Guaranteed minimum death benefit                                       19     24
                                                                      ------ ------
Total                                                                 $  862 $  702
                                                                      ====== ======

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a $178.4 million and $15.3 million pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves in 2012 and 2011, respectively. A $62.4 million and $5.4 million deferred tax benefit was recorded related to this adjustment in 2012 and 2011, respectively, resulting in a $116.0 million and $9.9 million decrease to comprehensive income and total shareholder's equity in 2012 and 2011, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                                   2012        2011
                                                                ----------- -----------
In the event of death (GMDB):                                       ($ In millions)
   Account value                                                $    50,056 $    46,419
   Net amount at risk (a)                                             1,300       2,126
   Average attained age of contract holders                              59          58
   Range of guaranteed minimum return rates                          1 - 3%      1 - 3%
Annual withdrawals at specified date (GMWB):
   Account value                                                $     4,049 $     3,271
   Net amount at risk (b)                                               301         459
   Weighted average period remaining until guaranteed payment    18.4 years  19.1 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in policyholder contract deposits (GMWB) and future policy benefits (GMDB/GMIB) on the consolidated balance sheets:

                                                           GMDB    GMIB   GMWB
                                                         -------  ------ ------
                                                             (In millions)
2012
Balance at January 1                                     $    21  $    3 $   99
Guaranteed benefits incurred                                   -       -     87
Guaranteed benefits paid                                      (5)      -      -
                                                         -------  ------ ------
Balance at December 31                                   $    16  $    3 $  186
                                                         -------  ------ ======
2011
Balance at January 1                                     $    22  $    2 $   37
Guaranteed benefits incurred                                   5       1     62
Guaranteed benefits paid                                      (6)      -      -
                                                         -------  ------ ------
Balance at December 31                                   $    21  $    3 $   99
                                                         =======  ====== ======

The following assumptions and methodology were used to determine the reserve for GMDB on variable contracts at December 31, 2012 and 2011:

    . Data used was 1,000 stochastically generated investment performance scenarios.
    .  Mean investment performance assumption was 8.5 percent.
    .  Volatility assumption was 16 percent.
    .  Mortality was assumed to be 70 percent of the 1983a and Ult.M tables.
    . Lapse rates vary by contract type and duration and range from 7 percent to 13 percent with an average of 10 percent.
    .  The discount rate was 5.75 percent.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. REINSURANCE

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with MetLife Alico Japan, pertaining to certain policies written via its branch in Japan. MetLife Alico Japan was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. on November 1, 2010. The Company assumes liability for a quota share portion of contracts issued by MetLife Alico Japan that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2. The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $43.2 million and $38.8 million for the years ended December 31, 2012 and 2011, respectively.

All monetary amounts of the Agreements and settlement transactions are expressed in Japanese Yen. The foreign currency translation adjustment related to all provisions of the Agreements was not significant to the Company's consolidated results of operations or financial condition.

On May 31, 2012, American Life Insurance Company transferred the reinsured business to MetLife Alico Japan.

10. DEBT

In 2011, the Company became a member of the FHLB of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

At December 31, 2012 and 2011, the carrying values of the Company's ownership in the FHLB of Dallas was $7.4 million and $10.0 million, respectively, which was reported in partnership and other invested assets. As of December 31, 2012, the Company had outstanding borrowings of $10.5 million. There were no advances taken during 2011. As of December 31, 2012 and December 31, 2011, the fair value of collateral pledged to secure advances was $19.3 million and $10.0 million, respectively, which includes the value of the FHLB common stock noted above.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, non-cancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2012, the future minimum lease payments under the operating leases are as follows:

            (In millions)
2013        $           4
2014                    3
2015                    2
2016                    1
2017                    1
Thereafter              1
            -------------
Total       $          12
            =============

Rent expense was $4.7 million, $5.4 million and $5.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $186.1 million and $253.2 million for the periods ending December 31, 2012 and 2011, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $186.1 million of the total commitments at December 31, 2012 are currently expected to expire by 2013, based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $89.8 million in commitments relating to mortgage loans at December 31, 2012.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $10.0 million and $5.8 million for these guarantee fund assessments at December 31, 2012, and 2011, respectively, which is reported within Other Liabilities in the accompanying consolidated balance sheets.

The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards originally sought only a declaration that would prevent the Company from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit to also seek money damages and later submitted a report prepared by their purported expert that opined their damages totaled approximately $94 million. As of December 31, 2012, the Company believes it is not likely that contingent liabilities arising from this lawsuit will have a material adverse effect on the Company's consolidated financial condition, results of operations or cash flows.

The Company has received industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. The resolution of the multi-state examinations relating to the handling of unclaimed property and the use of the Social Security Administration Death Master File ("SSDMF") to identify potential claims not yet presented in the normal course of business in 2012, had no impact on policyholder benefit reserves. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $0.8 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

The Company is authorized to issue 2,000,000 shares of $1 par value preferred stock. None of the authorized shares have ever been issued.

Capital contributions received by the Company were $133.9 million and $4.5 million for the years ended December 31, 2012 and 2011, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The components of accumulated other comprehensive income at December 31 were as follows:

                                                                              2012    2011    2010
                                                                            -------  ------  ------
                                                                                 (In millions)
Fixed maturity and equity securities, available for sale and partnerships:
   Gross unrealized gains                                                   $ 3,572  $2,345  $1,740
   Gross unrealized losses                                                     (136)   (542)   (637)
Net unrealized gains on other invested assets                                   296     237     171
Adjustments to DAC, CIP and deferred sales inducements                         (359)   (192)   (116)
Insurance loss recognition                                                     (194)    (15)      -
Foreign currency translation adjustments                                         (1)      -       5
Deferred federal and state income tax expense                                (1,003)   (641)   (405)
                                                                            -------  ------  ------
   Accumulated other comprehensive income                                   $ 2,175  $1,192  $  758
                                                                            =======  ======  ======

The following table presents the other comprehensive income reclassification adjustments for the years ending December 31:

                                        Unrealized
                                     gains (losses) of                     Adjustment to
                                      fixed maturity                      deferred policy
                                      investments on      Unrealized     acquisition costs,
                                     which other-than   gains (losses)   value of business                   Foreign
                                     temporary credit    on all other       acquired and      Insurance     currency
                                     impairments were      invested        deferred sales       loss       translation
                                           taken            assets          inducements      recognition   adjustment     Total
                                     -----------------  --------------  -------------------  -----------  ------------  --------
                                                                            (In Millions)
DECEMBER 31, 2012
Unrealized change arising during
  period                             $             726  $        1,200  $              (144) $      (178) $         (1) $  1,603
Less: Reclassification adjustments
  included in net income (loss)                    353            (119)                  23            -             -       257
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive income
  (loss), before income tax
  (expense) benefit                                373           1,319                 (167)        (178)           (1)    1,346
Less: Income tax (expense) benefit                (131)           (353)                  59           62             -      (363)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive income
  (loss), net of income tax
  (expense) benefit                  $             242  $          966  $              (108) $      (116) $         (1) $    983
                                     =================  ==============  ===================  ===========  ============  ========
DECEMBER 31, 2011
Unrealized change arising during
  period                             $             277  $          563  $              (159) $       (15) $         (7) $    659
Less: Reclassification adjustments
  included in net income                           179            (105)                 (83)           -             -        (9)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive loss,
  before income tax (expense)
  benefit                                           98             668                  (76)         (15)           (7)      668
Less: Income tax (expense) benefit                 (34)           (233)                  26            5             2      (234)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive loss, net
  of income tax (expense) benefit    $              64  $          435  $               (50) $       (10) $         (5) $    434
                                     =================  ==============  ===================  ===========  ============  ========
DECEMBER 31, 2010
Unrealized change arising during
  period                             $             725  $          713  $              (306) $         -  $         (1) $  1,131
Less: Reclassification adjustments
  included in net income                           493            (691)                (152)           -             -      (350)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive loss,
  before income tax (expense)
  benefit                                          232           1,404                 (154)           -            (1)    1,481
Less: Income tax (expense) benefit                 (81)           (497)                  53            -             -      (525)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive loss, net
  of income tax (expense) benefit    $             151  $          907  $              (101) $         -  $         (1) $    956
                                     =================  ==============  ===================  ===========  ============  ========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling 12-month period to shareholders of insurance companies domiciled in the state of Texas, without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum amount of dividends that can be paid in 2013 without obtaining the prior approval of the TDI is $699.8 million.

In 2012 and 2011, the Company paid dividends totaling $705.6 million and $536.0 million, respectively, to its Parent. These payments were classified as a return of capital given the Company's accumulated deficit at December 31, 2012 and 2011.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The TDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of the Company at December 31 were as follows:

                                                       2012     2011     2010
                                                     -------- -------- --------
                                                           (In millions)
Statutory net income                                 $    703 $    832 $     74
Statutory capital and surplus                        $  4,236 $  4,239 $  3,800

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income consist of the following:

                                                      Years ended December 31,
                                                     -------------------------
                                                       2012     2011    2010
                                                     --------  -----  --------
                                                           (In millions)
Current                                              $    324  $(153) $    141
Deferred                                                 (184)    (7)     (332)
                                                     --------  -----  --------
Total income tax expense (benefit)                   $    150  $(160) $   (191)
                                                     ========  =====  ========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The US statutory income tax rate is 35 percent for 2012, 2011 and 2010. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                      Years ended December 31,
                                                     -------------------------
                                                       2012     2011    2010
                                                     --------  -----  --------
                                                           (In millions)
U.S. federal income tax (benefit) at statutory rate  $    406  $ 309  $    266
Adjustments:
   Valuation allowance                                   (217)  (441)     (451)
   Dividends received deduction                           (30)   (30)      (16)
   Other credits, taxes and settlement                     (9)     2        10
                                                     --------  -----  --------
Total income tax expense (benefit)                   $    150  $(160) $   (191)
                                                     ========  =====  ========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the deferred tax liabilities and assets at December 31 are as follows:

                                                                2012     2011
                                                              -------  -------
                                                                (In millions)
DEFERRED TAX ASSETS:
   Basis differential of investments                          $   463  $   395
   Policy reserves                                                 93       68
   Excess capital losses                                          902    1,155
   Other                                                           53        3
                                                              -------  -------
Total deferred tax assets before valuation allowance            1,511    1,621
Valuation allowance                                              (811)  (1,137)
                                                              -------  -------
Net deferred tax assets                                           700      484
DEFERRED TAX LIABILITIES:
   Deferred policy acquisition costs                             (432)    (431)
   Net unrealized gains on debt and equity securities
     available for sale                                        (1,003)    (642)
                                                              -------  -------
Total deferred tax liabilities                                 (1,435)  (1,073)
                                                              -------  -------
Net deferred tax liabilities                                  $  (735) $  (589)
                                                              =======  =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2012, the Company had the following tax carryforwards:

Capital Loss Carryforward:

                       Amount   Year Expired
(In millions)        ---------- ------------
2008                 $    2,307     2013
2009                        268     2014
                     ----------
Total                $    2,575
                     ==========

Foreign Tax Credit Carryforward:

2009                 $        1     2019
2010                          3     2020
2011                          9     2021
2012                         10     2022
                     ----------
Total                $       23
                     ==========

General Business Credit Carryforward:

2008                 $        7     2028
2009                          6     2029
2010                          4     2030
2011                          1     2031
                     ----------
Total                $       18
                     ==========

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and our emergence from cumulative losses in recent years. The framework requires us to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences;

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2012, the Company determined that an additional portion of the capital loss carryforwards will more likely than not be realized prior to their expiration.

For the year ended December 31, 2012, the Company released $326 million of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $217 million was allocated to net income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may result in a reduction in projected taxable gains and reestablishment of a valuation allowance.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                December 31,
                                                               2012     2011
                                                             -------- --------
                                                               (In millions)
Gross unrecognized tax benefit at beginning of period        $     23 $    237
   Increases in tax positions for prior years                       3        -
   Decreases in tax positions for prior years                       -     (214)
   Increases in tax positions for current year                      -        -
   Lapse in statute of limitation settlement                        -        -
   Settlement                                                       -        -
                                                             -------- --------
Gross unrecognized tax benefit at end of period              $     26 $     23
                                                             ======== ========

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2012, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2012 and 2011, the Company's unrecognized tax benefits, excluding interest and penalties, were $26.1 million and $23.6 million, respectively. As of December 31, 2012 and 2011, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $26.1 million and $23.6 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2012 and 2011, the Company had accrued $5.0 million and $4.2 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2012 and 2011, the Company recognized an expense of $0.9 million and $0.1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003-2009. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001-2012 remain subject to examination by major tax jurisdictions.

14. RELATED PARTY TRANSACTIONS

EVENTS RELATED TO AIG

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG common stock, and the U.S. Department of the Treasury ("Department of the Treasury") became AIG's majority shareholder, with approximately 92 percent of outstanding AIG common stock at that time.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Department of the Treasury, as selling shareholder, sold all of its shares of AIG common stock through six registered public offerings completed in May 2011 and in March, May, August, September and December 2012 (the 2012 offerings collectively referred to as "the 2012 Offerings"). In the 2012 Offerings, the Department of the Treasury sold approximately 1.5 billion shares of AIG common stock for aggregate proceeds of approximately $45.8 billion. AIG purchased approximately 421 million shares of AIG common stock at an average price of $30.86 per share, for an aggregate purchase amount of approximately $13.0 billion, in the first four of the 2012 Offerings. AIG did not purchase any shares in the December 2012 offering. The Department of the Treasury still owns warrants to purchase 2.7 million shares of AIG common stock which expire in 2018.

AIG is currently regulated by the Board of Governors of the Federal Reserve System ("FRB") and subject to its examination, supervision and enforcement authority and reporting requirements as a savings and loan holding company ("SLHC"). In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), AIG may separately become subject to the examination, enforcement and supervisory authority of the FRB. In October 2012, AIG received a notice that it is under consideration by the Financial Stability Oversight Council created by Dodd-Frank for a proposed determination that it is a systemically important financial institution ("SIFI"). Changes mandated by Dodd-Frank include directing the FRB to promulgate minimum capital requirements for both SLHCs and SIFIs.

Additional information on AIG is provided in the Company's 2012 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $114.8 million, $82.3 million and $55.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. Accounts payable for such services at December 31, 2012 and 2011 were not material.

Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $4.2 million, $8.0 million and $6.9 million for the years ended December 31, 2012, 2011 and 2010, respectively. Accounts receivable for such services at December 31, 2012 and 2011 were not material.

NOTES OF AFFILIATES

On January 14, 2004, the Company purchased 19.9 percent of the non-voting preferred equity issued by Castle 2 Trust for $60.0 million. The Company's investment in Castle 2 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by an affiliate of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from an affiliate of $60.0 million on January 14, 2004. On January 14, 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. An affiliate of the Company owns the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 25.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $67.0 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by an affiliate of the Company. On September 23, 2003, the Company purchased $170.8 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheets. An affiliate

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of the Company owns the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 15, 2006, the Company invested $41.0 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."; formerly American General Corporation). The note matured on September 15, 2011, and the Company was repaid. The Company recognized interest income on the note of $1.6 million and $2.3 million during 2011 and 2010, respectively.

On March 21, 2012, the Company purchased a note of $71.3 million from Light Funding LLC. The note matures on March 21, 2015. The Company recognized interest income on the note of $2.3 million during December 31, 2012.

AMERICAN HOME GUARANTEES

American Home Assurance Company ("American Home"), a subsidiary of AIG, has terminated the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to prospectively issued contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any contract or certificate issued after the Point of Termination. The Guarantee will continue to cover contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts and certificates are satisfied in full.

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

OTHER

Certain affiliates of the Company serve as the investment sub-advisor for certain of the mutual funds offered through the Company's separate accounts. Sub-advisory fees paid by the Company to the affiliates for the years ended December 31, 2012, 2011 and 2010 totaled $11.9 million, $10.1 million, and $9.3 million, respectively.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company maintains a retirement plan for the benefit of its sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract issued by the Company. The liabilities and expenses associated with this plan were not material to the Company's consolidated financial position or results of operations for the three years ended December 31, 2012.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

The Company paid a $235.6 million dividend to its Parent on March 28, 2013.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                 ANNUAL REPORT
                               DECEMBER 31, 2012

                                   CONTENTS

         Report of Independent Registered Public Accounting Firm.. 1 Statements of Assets and Liabilities and of Operations... 2
         Schedules of Portfolio Investments....................... 12
         Statements of Changes in Net Assets...................... 14
         Notes to Financial Statements............................ 36

[LOGO OF PRICEWATERHOUSECOOPERS]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Variable Annuity Life Insurance Company and Contract Owners of The Variable Annuity Life Insurance Company Separate Account A

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of The Variable Annuity Life Insurance Company Separate Account A at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Variable Annuity Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2012 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                           STATEMENTS OF OPERATIONS

                                                               VALIC COMPANY I      VALIC COMPANY I    VALIC COMPANY I
                                                             CAPITAL CONSERVATION CAPITAL CONSERVATION MONEY MARKET I
                                                                     FUND                 FUND              FUND
                                                             -------------------- -------------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                           DIVISION 1           DIVISION 7        DIVISION 2
------------------------------------                         -------------------- -------------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value          $  2,434,613       $   199,059,147     $    604,614
   Balance Due From (To) VALIC General Account, Net                      (374)              122,582             (164)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                                  484              (142,604)              29
                                                                 ------------       ---------------     ------------
Net Assets & Liabilities                                         $  2,434,723       $   199,039,125     $    604,479
                                                                 ============       ===============     ============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                      $  2,124,649       $   198,899,787     $    604,479
   Reserves For Annuity Contracts On Benefit                          310,074               139,338               --
                                                                 ------------       ---------------     ------------
Total Contract Owner Reserves                                       2,434,723           199,039,125          604,479
   Capital Surplus                                                         --                    --               --
                                                                 ------------       ---------------     ------------
Total Contract Owner Reserves and Capital Surplus                $  2,434,723       $   199,039,125     $    604,479
                                                                 ============       ===============     ============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                                $  2,124,649       $   198,899,787     $    604,479
   Contracts in Payout (Annuitization) Period                         310,074               139,338               --
   Funds Retained in Separate Account A by VALIC                           --                    --               --
                                                                 ------------       ---------------     ------------
TOTAL NET ASSETS                                                 $  2,434,723       $   199,039,125     $    604,479
                                                                 ============       ===============     ============
TOTAL UNITS OUTSTANDING                                           327,223.476        53,998,935.905      206,525.829
                                                                 ============       ===============     ============
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                   $     54,652       $     4,438,312     $         67
EXPENSES:
   Mortality And Expense Risk Charge                                   26,094             1,713,114            6,704
   Reimbursements Of Expenses                                              --                    --               --
                                                                 ------------       ---------------     ------------
Net Investment Income (Loss)                                     $     28,558       $     2,725,198     $     (6,637)
                                                                 ------------       ---------------     ------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares                $     24,637       $     2,141,618     $         --
   Capital Gains Distributions From Mutual Funds                           --                    --               --
                                                                 ------------       ---------------     ------------
Realized Gains (Losses) On Investments                                 24,637             2,141,618               --
                                                                 ------------       ---------------     ------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                               75,806             3,817,921               --
                                                                 ------------       ---------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $    129,001       $     8,684,737     $     (6,637)
                                                                 ============       ===============     ============

                                                              VALIC COMPANY I   VALIC COMPANY I  VALIC COMPANY I
                                                              MONEY MARKET I     MID CAP INDEX   ASSET ALLOCATION
                                                                   FUND              FUND              FUND
                                                             ----------------  ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                         DIVISION 6        DIVISION 4        DIVISION 5
------------------------------------                         ----------------  ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $    369,843,165  $  2,516,043,264  $   154,656,396
   Balance Due From (To) VALIC General Account, Net                  (489,893)         (934,237)        (118,622)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                              441,115           555,504           97,617
                                                             ----------------  ----------------  ---------------
Net Assets & Liabilities                                     $    369,794,387  $  2,515,664,531  $   154,635,391
                                                             ================  ================  ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $    369,779,996  $  2,514,464,948  $   154,520,162
   Reserves For Annuity Contracts On Benefit                           14,391         1,199,583          115,229
                                                             ----------------  ----------------  ---------------
Total Contract Owner Reserves                                     369,794,387     2,515,664,531      154,635,391
   Capital Surplus                                                         --                --               --
                                                             ----------------  ----------------  ---------------
Total Contract Owner Reserves and Capital Surplus            $    369,794,387  $  2,515,664,531  $   154,635,391
                                                             ================  ================  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $    369,779,996  $  2,514,464,948  $   154,520,162
   Contracts in Payout (Annuitization) Period                          14,391         1,199,583          115,229
   Funds Retained in Separate Account A by VALIC                           --                --               --
                                                             ----------------  ----------------  ---------------
TOTAL NET ASSETS                                             $    369,794,387  $  2,515,664,531  $   154,635,391
                                                             ================  ================  ===============
TOTAL UNITS OUTSTANDING                                       180,857,580.013   206,475,423.085   24,966,626.231
                                                             ================  ================  ===============
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                               $         37,704  $     24,851,105  $     3,226,216
EXPENSES:
   Mortality And Expense Risk Charge                                3,575,284        23,634,229        1,460,865
   Reimbursements Of Expenses                                              --                --               --
                                                             ----------------  ----------------  ---------------
Net Investment Income (Loss)                                 $     (3,537,580) $      1,216,876  $     1,765,351
                                                             ----------------  ----------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $             --  $     44,692,152  $     3,746,344
   Capital Gains Distributions From Mutual Funds                           --        86,965,073          649,866
                                                             ----------------  ----------------  ---------------
Realized Gains (Losses) On Investments                                     --       131,657,225        4,396,210
                                                             ----------------  ----------------  ---------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                                   --       236,102,475       10,516,739
                                                             ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $     (3,537,580) $    368,976,576  $    16,678,300
                                                             ================  ================  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                                VALIC COMPANY I    VALIC COMPANY I VALIC COMPANY I
                                                             GOVERNMENT SECURITIES   STOCK INDEX     STOCK INDEX
                                                                     FUND               FUND            FUND
                                                             --------------------- --------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                           DIVISION 8        DIVISION 10A    DIVISION 10B
------------------------------------                         --------------------- --------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value         $   115,431,691    $  107,815,055   $  9,998,522
   Balance Due From (To) VALIC General Account, Net                     131,937           (32,760)         3,719
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                               (131,653)           37,806         (1,920)
                                                                ---------------    --------------   ------------
Net Assets & Liabilities                                        $   115,431,975    $  107,820,101   $ 10,000,321
                                                                ===============    ==============   ============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                     $   115,283,222    $  106,214,528   $  9,892,146
   Reserves For Annuity Contracts On Benefit                            148,753         1,605,573        108,175
                                                                ---------------    --------------   ------------
Total Contract Owner Reserves                                       115,431,975       107,820,101     10,000,321
   Capital Surplus                                                           --                --             --
                                                                ---------------    --------------   ------------
Total Contract Owner Reserves and Capital Surplus               $   115,431,975    $  107,820,101   $ 10,000,321
                                                                ===============    ==============   ============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                               $   115,283,222    $  106,214,528   $  9,892,146
   Contracts in Payout (Annuitization) Period                           148,753         1,605,573        108,175
   Funds Retained in Separate Account A by VALIC                             --                --             --
                                                                ---------------    --------------   ------------
TOTAL NET ASSETS                                                $   115,431,975    $  107,820,101   $ 10,000,321
                                                                ===============    ==============   ============
TOTAL UNITS OUTSTANDING                                          31,982,935.800     3,799,671.000    203,699.000
                                                                ===============    ==============   ============
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                  $     2,836,152    $    1,868,757   $    172,138
EXPENSES:
   Mortality And Expense Risk Charge                                  1,118,101         1,116,810         61,271
   Reimbursements Of Expenses                                                --                --             --
                                                                ---------------    --------------   ------------
   Net Investment Income (Loss)                                 $     1,718,051    $      751,947   $    110,867
                                                                ---------------    --------------   ------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares               $     1,140,413    $      150,116   $     35,829
   Capital Gains Distributions From Mutual Funds                        598,323         1,659,454        152,858
                                                                ---------------    --------------   ------------
Realized Gains (Losses) On Investments                                1,738,736         1,809,570        188,687
                                                                ---------------    --------------   ------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                               (398,249)       12,339,223      1,094,707
                                                                ---------------    --------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $     3,058,538    $   14,900,740   $  1,394,261
                                                                ===============    ==============   ============

                                                              VALIC COMPANY I  VALIC COMPANY I    VALIC COMPANY I
                                                                STOCK INDEX      STOCK INDEX   INTERNATIONAL EQUITIES
                                                                   FUND             FUND                FUND
                                                             ----------------  --------------- ----------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                        DIVISION 10C     DIVISION 10D        DIVISION 11
------------------------------------                         ----------------  --------------- ----------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $  3,161,872,199  $   13,708,656     $    870,807,304
   Balance Due From (To) VALIC General Account, Net                  (654,495)         (5,349)            (336,986)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                              387,049             971              171,588
                                                             ----------------  --------------     ----------------
Net Assets & Liabilities                                     $  3,161,604,753  $   13,704,278     $    870,641,906
                                                             ================  ==============     ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $  3,158,792,926  $   13,642,263     $    870,499,426
   Reserves For Annuity Contracts On Benefit                        2,811,827          62,015              142,480
                                                             ----------------  --------------     ----------------
Total Contract Owner Reserves                                   3,161,604,753      13,704,278          870,641,906
   Capital Surplus                                                         --              --                   --
                                                             ----------------  --------------     ----------------
Total Contract Owner Reserves and Capital Surplus            $  3,161,604,753  $   13,704,278     $    870,641,906
                                                             ================  ==============     ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $  3,158,792,926  $   13,642,263     $    870,499,426
   Contracts in Payout (Annuitization) Period                       2,811,827          62,015              142,480
   Funds Retained in Separate Account A by VALIC                           --              --                   --
                                                             ----------------  --------------     ----------------
TOTAL NET ASSETS                                             $  3,161,604,753  $   13,704,278     $    870,641,906
                                                             ================  ==============     ================
TOTAL UNITS OUTSTANDING                                       570,425,369.971   1,297,365.432      520,837,600.049
                                                             ================  ==============     ================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                               $     54,336,902  $      235,798     $     22,578,275
EXPENSES:
   Mortality And Expense Risk Charge                               30,138,827         136,885            7,555,722
   Reimbursements Of Expenses                                              --              --                   --
                                                             ----------------  --------------     ----------------
   Net Investment Income (Loss)                              $     24,198,075  $       98,913     $     15,022,553
                                                             ----------------  --------------     ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $      4,835,273  $      (43,748)    $     15,730,039
   Capital Gains Distributions From Mutual Funds                   48,251,108         209,389                   --
                                                             ----------------  --------------     ----------------
Realized Gains (Losses) On Investments                             53,086,381         165,641           15,730,039
                                                             ----------------  --------------     ----------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          342,596,122       1,522,449           98,808,340
                                                             ----------------  --------------     ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    419,880,578  $    1,787,003     $    129,560,932
                                                             ================  ==============     ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                             VALIC COMPANY I     VALIC COMPANY I     VALIC COMPANY I
                                                              GLOBAL SOCIAL   INT'L GOVERNMENT BOND  SMALL CAP INDEX
                                                             AWARENESS FUND           FUND                FUND
                                                             ---------------  --------------------- ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                        DIVISION 12         DIVISION 13         DIVISION 14
------------------------------------                         ---------------  --------------------- ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $   267,611,126     $   182,765,513    $    846,980,486
   Balance Due From (To) VALIC General Account, Net               (3,047,714)            (29,832)           (267,296)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                           3,012,259              (8,971)            114,871
                                                             ---------------     ---------------    ----------------
Net Assets & Liabilities                                     $   267,575,671     $   182,726,710    $    846,828,061
                                                             ===============     ===============    ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $   267,443,391     $   182,663,075    $    846,416,645
   Reserves For Annuity Contracts On Benefit                         132,280              63,635             411,416
                                                             ---------------     ---------------    ----------------
Total Contract Owner Reserves                                    267,575,671         182,726,710         846,828,061
   Capital Surplus                                                        --                  --                  --
                                                             ---------------     ---------------    ----------------
Total Contract Owner Reserves and Capital Surplus            $   267,575,671     $   182,726,710    $    846,828,061
                                                             ===============     ===============    ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $   267,443,391     $   182,663,075    $    846,416,645
   Contracts in Payout (Annuitization) Period                        132,280              63,635             411,416
   Funds Retained in Separate Account A by VALIC                          --                  --                  --
                                                             ---------------     ---------------    ----------------
TOTAL NET ASSETS                                             $   267,575,671     $   182,726,710    $    846,828,061
                                                             ===============     ===============    ================
TOTAL UNITS OUTSTANDING                                       65,030,191.978      56,985,305.183     205,975,723.326
                                                             ===============     ===============    ================
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,
2012
--------------------------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                               $     4,758,742     $     6,105,656    $     10,689,095
EXPENSES:
   Mortality And Expense Risk Charge                               2,460,594           1,855,300           7,964,255
   Reimbursements Of Expenses                                             --                  --                  --
                                                             ---------------     ---------------    ----------------
   Net Investment Income (Loss)                              $     2,298,148     $     4,250,356    $      2,724,840
                                                             ---------------     ---------------    ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $    11,673,566     $     8,094,180    $     33,638,388
   Capital Gains Distributions From Mutual Funds                          --           4,626,195                  --
                                                             ---------------     ---------------    ----------------
Realized Gains (Losses) On Investments                            11,673,566          12,720,375          33,638,388
                                                             ---------------     ---------------    ----------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          25,472,067          (3,030,631)         81,311,469
                                                             ---------------     ---------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    39,443,781     $    13,940,100    $    117,674,697
                                                             ===============     ===============    ================

                                                             VALIC COMPANY I  VALIC COMPANY I    VALIC COMPANY I
                                                               CORE EQUITY    GROWTH & INCOME  SCIENCE & TECHNOLOGY
                                                                  FUND             FUND                FUND
                                                             ---------------  ---------------  --------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                        DIVISION 15      DIVISION 16        DIVISION 17
------------------------------------                         ---------------  ---------------  --------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $   219,901,424  $    80,396,882    $    690,422,676
   Balance Due From (To) VALIC General Account, Net                  (15,565)         (52,035)           (213,856)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                             (14,726)          35,104             128,260
                                                             ---------------  ---------------    ----------------
Net Assets & Liabilities                                     $   219,871,133  $    80,379,951    $    690,337,080
                                                             ===============  ===============    ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $   219,692,401  $    80,347,728    $    689,929,589
   Reserves For Annuity Contracts On Benefit                         178,732           32,223             407,491
                                                             ---------------  ---------------    ----------------
Total Contract Owner Reserves                                    219,871,133       80,379,951         690,337,080
   Capital Surplus                                                        --               --                  --
                                                             ---------------  ---------------    ----------------
Total Contract Owner Reserves and Capital Surplus            $   219,871,133  $    80,379,951    $    690,337,080
                                                             ===============  ===============    ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $   219,692,401  $    80,347,728    $    689,929,589
   Contracts in Payout (Annuitization) Period                        178,732           32,223             407,491
   Funds Retained in Separate Account A by VALIC                          --               --                  --
                                                             ---------------  ---------------    ----------------
TOTAL NET ASSETS                                             $   219,871,133  $    80,379,951    $    690,337,080
                                                             ===============  ===============    ================
TOTAL UNITS OUTSTANDING                                       95,915,386.773   34,017,820.473     241,646,918.027
                                                             ===============  ===============    ================
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,
2012
--------------------------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                               $     3,330,087  $       741,009    $             --
EXPENSES:
   Mortality And Expense Risk Charge                               2,163,611          790,310           6,873,146
   Reimbursements Of Expenses                                             --               --                  --
                                                             ---------------  ---------------    ----------------
   Net Investment Income (Loss)                              $     1,166,476  $       (49,301)   $     (6,873,146)
                                                             ---------------  ---------------    ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $     8,587,570  $     3,090,656    $     43,597,168
   Capital Gains Distributions From Mutual Funds                          --               --                  --
                                                             ---------------  ---------------    ----------------
Realized Gains (Losses) On Investments                             8,587,570        3,090,656          43,597,168
                                                             ---------------  ---------------    ----------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          17,571,114        6,204,511          38,716,511
                                                             ---------------  ---------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    27,325,160  $     9,245,866    $     75,440,533
                                                             ===============  ===============    ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                         VALIC COMPANY I    VALIC COMPANY I     VALIC COMPANY I       VANGUARD
                                            SMALL CAP     INTERNATIONAL GROWTH  DIVIDEND VALUE   LT INVESTMENT GRADE
                                              FUND                FUND               FUND               FUND
                                         ---------------  -------------------- ----------------  -------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                    DIVISION 18        DIVISION 20         DIVISION 21        DIVISION 22
------------------------------------     ---------------  -------------------- ----------------  -------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                $   312,113,932    $    573,474,476   $    414,675,382   $    325,034,646
   Balance Due From (To) VALIC General
     Account, Net                               (276,408)            (71,814)            85,253            192,588
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                      252,283              (5,688)          (196,062)          (279,677)
                                         ---------------    ----------------   ----------------   ----------------
Net Assets & Liabilities                 $   312,089,807    $    573,396,974   $    414,564,573   $    324,947,557
                                         ===============    ================   ================   ================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
   Contract Loans - Partial Withdrawals
     with Right of Reinvestment)         $   311,857,933    $    573,019,371   $    414,435,023   $    324,900,212
   Reserves For Annuity Contracts On
     Benefit                                     231,874             377,603            129,550             47,345
                                         ---------------    ----------------   ----------------   ----------------
Total Contract Owner Reserves                312,089,807         573,396,974        414,564,573        324,947,557
   Capital Surplus                                    --                  --                 --                 --
                                         ---------------    ----------------   ----------------   ----------------
Total Contract Owner Reserves and
  Capital Surplus                        $   312,089,807    $    573,396,974   $    414,564,573   $    324,947,557
                                         ===============    ================   ================   ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding        $   311,857,933    $    573,019,371   $    414,435,023   $    324,900,212
   Contracts in Payout (Annuitization)
     Period                                      231,874             377,603            129,550             47,345
   Funds Retained in Separate Account A
     by VALIC                                         --                  --                 --                 --
                                         ---------------    ----------------   ----------------   ----------------
TOTAL NET ASSETS                         $   312,089,807    $    573,396,974   $    414,564,573   $    324,947,557
                                         ===============    ================   ================   ================
TOTAL UNITS OUTSTANDING                   96,922,973.933     235,241,944.501    215,635,473.782    107,228,829.764
                                         ===============    ================   ================   ================
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2012
-------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds           $       224,057    $      8,492,589   $      5,867,162   $     13,348,933
EXPENSES:
   Mortality And Expense Risk Charge           3,018,038           4,906,049          3,009,486          3,472,488
   Reimbursements Of Expenses                         --                  --                 --           (716,586)
                                         ---------------    ----------------   ----------------   ----------------
Net Investment Income (Loss)             $    (2,793,981)   $      3,586,540   $      2,857,676   $     10,593,031
                                         ---------------    ----------------   ----------------   ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                         $    19,341,825    $     17,382,719   $      4,322,721   $      6,981,406
   Capital Gains Distributions From
     Mutual Funds                                     --                  --                 --          3,325,018
                                         ---------------    ----------------   ----------------   ----------------
Realized Gains (Losses) On Investments        19,341,825          17,382,719          4,322,721         10,306,424
                                         ---------------    ----------------   ----------------   ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period            26,335,456          71,197,699         23,691,743          7,217,802
                                         ---------------    ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $    42,883,300    $     92,166,958   $     30,872,140   $     28,117,257
                                         ===============    ================   ================   ================

                                              VANGUARD          VANGUARD          VANGUARD
                                         LONG-TERM TREASURY    WINDSOR II        WELLINGTON
                                                FUND              FUND              FUND
                                         ------------------ ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                     DIVISION 23        DIVISION 24       DIVISION 25
------------------------------------     ------------------ ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                 $    328,151,775  $  1,431,623,221  $  1,537,270,527
   Balance Due From (To) VALIC General
     Account, Net                                  (94,774)         (582,755)         (670,485)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                         57,878           407,149           519,277
                                          ----------------  ----------------  ----------------
Net Assets & Liabilities                  $    328,114,879  $  1,431,447,615  $  1,537,119,319
                                          ================  ================  ================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
   Contract Loans - Partial Withdrawals
     with Right of Reinvestment)          $    328,044,912  $  1,430,958,469  $  1,534,490,924
   Reserves For Annuity Contracts On
     Benefit                                        69,967           489,146         2,628,395
                                          ----------------  ----------------  ----------------
Total Contract Owner Reserves                  328,114,879     1,431,447,615     1,537,119,319
   Capital Surplus                                      --                --                --
                                          ----------------  ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus                         $    328,114,879  $  1,431,447,615  $  1,537,119,319
                                          ================  ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding         $    328,044,912  $  1,430,958,469  $  1,534,490,924
   Contracts in Payout (Annuitization)
     Period                                         69,967           489,146         2,628,395
   Funds Retained in Separate Account A
     by VALIC                                           --                --                --
                                          ----------------  ----------------  ----------------
TOTAL NET ASSETS                          $    328,114,879  $  1,431,447,615  $  1,537,119,319
                                          ================  ================  ================
TOTAL UNITS OUTSTANDING                    104,315,962.897   550,353,901.100   511,572,860.222
                                          ================  ================  ================
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2012
-------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds            $      9,308,284  $     33,676,355  $     43,509,539
EXPENSES:
   Mortality And Expense Risk Charge             4,074,129        17,384,990        18,262,534
   Reimbursements Of Expenses                     (847,771)               --                --
                                          ----------------  ----------------  ----------------
Net Investment Income (Loss)              $      6,081,926  $     16,291,365  $     25,247,005
                                          ----------------  ----------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                          $      3,947,556  $     10,279,886  $     18,564,327
   Capital Gains Distributions From
     Mutual Funds                                8,741,044                --        19,631,819
                                          ----------------  ----------------  ----------------
Realized Gains (Losses) On Investments          12,688,600        10,279,886        38,196,146
                                          ----------------  ----------------  ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period             (10,693,770)      178,537,096        98,235,509
                                          ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                              $      8,076,756  $    205,108,347  $    161,678,660
                                          ================  ================  ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                                          VALIC COMPANY II   VALIC COMPANY II VALIC COMPANY II  VALIC COMPANY II
                                         INTERNATIONAL SMALL SMALL CAP GROWTH SMALL CAP VALUE    MID CAP GROWTH
                                           CAP EQUITY FUND         FUND             FUND              FUND
                                         ------------------- ---------------- ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                      DIVISION 33       DIVISION 35      DIVISION 36       DIVISION 37
------------------------------------     ------------------- ---------------- ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                 $    501,276,186   $    74,480,164  $    420,708,408  $   117,940,471
   Balance Due From (To) VALIC General
     Account, Net                                 (189,998)           47,093          (103,474)        (247,487)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                        129,205           (57,144)           53,436          224,295
                                          ----------------   ---------------  ----------------  ---------------
Net Assets & Liabilities                  $    501,215,393   $    74,470,113  $    420,658,370  $   117,917,279
                                          ================   ===============  ================  ===============
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                        $    501,157,976   $    74,462,429  $    420,603,736  $   117,911,942
   Reserves For Annuity Contracts On
     Benefit                                        57,417             7,684            54,634            5,337
                                          ----------------   ---------------  ----------------  ---------------
Total Contract Owner Reserves                  501,215,393        74,470,113       420,658,370      117,917,279
   Capital Surplus                                      --                --                --               --
                                          ----------------   ---------------  ----------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus                         $    501,215,393   $    74,470,113  $    420,658,370  $   117,917,279
                                          ================   ===============  ================  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding         $    501,157,976   $    74,462,429  $    420,603,736  $   117,911,942
   Contracts in Payout (Annuitization)
     Period                                         57,417             7,684            54,634            5,337
   Funds Retained in Separate Account A
     by VALIC                                           --                --                --               --
                                          ----------------   ---------------  ----------------  ---------------
TOTAL NET ASSETS                          $    501,215,393   $    74,470,113  $    420,658,370  $   117,917,279
                                          ================   ===============  ================  ===============
TOTAL UNITS OUTSTANDING                    275,156,366.591    40,783,386.499   165,402,651.043   83,074,587.732
                                          ================   ===============  ================  ===============
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2012
-------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds            $     10,336,970   $            --  $      2,144,156  $       130,138
EXPENSES:
   Mortality And Expense Risk Charge             4,947,038           720,024         3,872,314        1,295,389
   Reimbursements Of Expenses                   (1,270,452)         (186,674)       (1,008,752)        (332,839)
                                          ----------------   ---------------  ----------------  ---------------
   Net Investment Income (Loss)           $      6,660,384   $      (533,350) $       (719,406) $      (832,412)
                                          ----------------   ---------------  ----------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                          $     24,661,789   $     6,949,788  $     12,679,154  $    20,890,774
   Capital Gains Distributions From
     Mutual Funds                                       --         6,412,751         7,298,743        1,437,252
                                          ----------------   ---------------  ----------------  ---------------
Realized Gains (Losses) On Investments          24,661,789        13,362,539        19,977,897       22,328,026
                                          ----------------   ---------------  ----------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period              69,861,221        (4,716,493)       35,005,320       (6,380,567)
                                          ----------------   ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                              $    101,183,394   $     8,112,696  $     54,263,811  $    15,115,047
                                          ================   ===============  ================  ===============

                                         VALIC COMPANY II  VALIC COMPANY II  VALIC COMPANY II
                                          MID CAP VALUE         CAPITAL      LARGE CAP VALUE
                                               FUND        APPRECIATION FUND       FUND
                                         ----------------  ----------------- ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                    DIVISION 38        DIVISION 39      DIVISION 40
------------------------------------     ----------------  ----------------- ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                $    700,552,837   $    33,875,165  $   151,587,440
   Balance Due From (To) VALIC General
     Account, Net                                (446,565)          (51,713)         (38,990)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                       343,308            44,883           (4,444)
                                         ----------------   ---------------  ---------------
Net Assets & Liabilities                 $    700,449,580   $    33,868,335  $   151,544,006
                                         ================   ===============  ===============
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                       $    700,318,447   $    33,868,335  $   151,530,676
   Reserves For Annuity Contracts On
     Benefit                                      131,133                --           13,330
                                         ----------------   ---------------  ---------------
Total Contract Owner Reserves                 700,449,580        33,868,335      151,544,006
   Capital Surplus                                     --                --               --
                                         ----------------   ---------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus                        $    700,449,580   $    33,868,335  $   151,544,006
                                         ================   ===============  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding        $    700,318,447   $    33,868,335  $   151,530,676
   Contracts in Payout (Annuitization)
     Period                                       131,133                --           13,330
   Funds Retained in Separate Account A
     by VALIC                                          --                --               --
                                         ----------------   ---------------  ---------------
TOTAL NET ASSETS                         $    700,449,580   $    33,868,335  $   151,544,006
                                         ================   ===============  ===============
TOTAL UNITS OUTSTANDING                   190,393,144.649    30,003,686.019   80,659,459.109
                                         ================   ===============  ===============
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2012
-------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds           $      2,814,965   $       153,286  $     2,011,541
EXPENSES:
   Mortality And Expense Risk Charge            6,129,612           310,691        1,459,219
   Reimbursements Of Expenses                  (1,618,679)          (81,214)        (377,906)
                                         ----------------   ---------------  ---------------
   Net Investment Income (Loss)          $     (1,695,968)  $       (76,191) $       930,228
                                         ----------------   ---------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                         $     15,438,367   $     1,893,975  $     8,326,232
   Capital Gains Distributions From
     Mutual Funds                                      --                --               --
                                         ----------------   ---------------  ---------------
Realized Gains (Losses) On Investments         15,438,367         1,893,975        8,326,232
                                         ----------------   ---------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period            107,560,828         3,008,753       14,041,628
                                         ----------------   ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $    121,303,227   $     4,826,537  $    23,298,088
                                         ================   ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)



                                           VALIC COMPANY II   VALIC COMPANY II    VALIC COMPANY I    VALIC COMPANY II
                                         SOCIALLY RESPONSIBLE MONEY MARKET II   NASDAQ-100 (R) INDEX AGGRESSIVE GROWTH
                                                 FUND               FUND                FUND          LIFESTYLE FUND
                                         -------------------- ----------------  -------------------- -----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                      DIVISION 41        DIVISION 44         DIVISION 46         DIVISION 48
------------------------------------     -------------------- ----------------  -------------------- -----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                  $    536,840,390   $    172,598,913    $    155,011,175   $    337,063,124
   Balance Due From (To) VALIC General
     Account, Net                                  (195,644)           (60,526)            252,687           (208,458)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                          97,306             43,106            (272,404)           120,782
                                           ----------------   ----------------    ----------------   ----------------
Net Assets & Liabilities                   $    536,742,052   $    172,581,493    $    154,991,458   $    336,975,448
                                           ================   ================    ================   ================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                         $    536,697,000   $    172,543,080    $    154,983,665   $    336,929,047
   Reserves For Annuity Contracts On
     Benefit                                         45,052             38,413               7,793             46,401
                                           ----------------   ----------------    ----------------   ----------------
Total Contract Owner Reserves                   536,742,052        172,581,493         154,991,458        336,975,448
   Capital Surplus                                       --                 --                  --                 --
                                           ----------------   ----------------    ----------------   ----------------
Total Contract Owner Reserves and
  Capital Surplus                          $    536,742,052   $    172,581,493    $    154,991,458   $    336,975,448
                                           ================   ================    ================   ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding          $    536,697,000   $    172,543,080    $    154,983,665   $    336,929,047
   Contracts in Payout (Annuitization)
     Period                                          45,052             38,413               7,793             46,401
   Funds Retained in Separate Account A
     by VALIC                                            --                 --                  --                 --
                                           ----------------   ----------------    ----------------   ----------------
TOTAL NET ASSETS                           $    536,742,052   $    172,581,493    $    154,991,458   $    336,975,448
                                           ================   ================    ================   ================
TOTAL UNITS OUTSTANDING                     332,809,838.843    137,930,265.141     212,283,136.875    151,965,167.854
                                           ================   ================    ================   ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds             $      8,721,342   $         18,450    $        726,238   $      4,414,747
EXPENSES:
   Mortality And Expense Risk Charge              5,869,848          1,774,142           1,409,348          2,805,891
   Reimbursements Of Expenses                    (1,501,892)          (456,032)                 --           (725,161)
                                           ----------------   ----------------    ----------------   ----------------
Net Investment Income (Loss)............   $      4,353,386   $     (1,299,660)   $       (683,110)  $      2,334,017
                                           ----------------   ----------------    ----------------   ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                           $     87,647,546   $             --    $      6,390,506   $      1,523,238
   Capital Gains Distributions From
     Mutual Funds                                        --                 --           3,712,582                 --
                                           ----------------   ----------------    ----------------   ----------------
Realized Gains (Losses) On Investments           87,647,546                 --          10,103,088          1,523,238
                                           ----------------   ----------------    ----------------   ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period               (5,248,946)                --          10,186,939         31,859,862
                                           ----------------   ----------------    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                               $     86,751,986   $     (1,299,660)   $     19,606,917   $     35,717,117
                                           ================   ================    ================   ================

                                                           VALIC COMPANY II
                                         VALIC COMPANY II    CONSERVATIVE       VANGUARD
                                         MODERATE GROWTH   GROWTH LIFESTYLE   LIFESTRATEGY
                                          LIFESTYLE FUND         FUND         GROWTH FUND
                                         ----------------  ---------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                    DIVISION 49       DIVISION 50      DIVISION 52
------------------------------------     ----------------  ---------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                $    498,626,523  $   216,654,050  $   166,692,439
   Balance Due From (To) VALIC General
     Account, Net                                 272,970          580,236           (4,890)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                      (378,212)        (607,691)         (19,692)
                                         ----------------  ---------------  ---------------
Net Assets & Liabilities                 $    498,521,281  $   216,626,595  $   166,667,857
                                         ================  ===============  ===============
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                       $    498,515,623  $   216,471,601  $   166,650,149
   Reserves For Annuity Contracts On
     Benefit                                        5,658          154,994           17,708
                                         ----------------  ---------------  ---------------
Total Contract Owner Reserves                 498,521,281      216,626,595      166,667,857
   Capital Surplus                                     --               --               --
                                         ----------------  ---------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus                        $    498,521,281  $   216,626,595  $   166,667,857
                                         ================  ===============  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding        $    498,515,623  $   216,471,601  $   166,650,149
   Contracts in Payout (Annuitization)
     Period                                         5,658          154,994           17,708
   Funds Retained in Separate Account A
     by VALIC                                          --               --               --
                                         ----------------  ---------------  ---------------
TOTAL NET ASSETS                         $    498,521,281  $   216,626,595  $   166,667,857
                                         ================  ===============  ===============
TOTAL UNITS OUTSTANDING                   210,640,539.333   92,003,822.422   97,744,438.408
                                         ================  ===============  ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds           $      7,623,171  $     4,133,378  $     3,790,306
EXPENSES:
   Mortality And Expense Risk Charge            4,052,248        1,740,706        1,943,283
   Reimbursements Of Expenses                  (1,042,534)        (448,913)              --
                                         ----------------  ---------------  ---------------
Net Investment Income (Loss)............ $      4,613,457  $     2,841,585  $     1,847,023
                                         ----------------  ---------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                         $      1,865,931  $     5,717,707  $       971,113
   Capital Gains Distributions From
     Mutual Funds                               7,714,485        3,980,734        1,849,793
                                         ----------------  ---------------  ---------------
Realized Gains (Losses) On Investments          9,580,416        9,698,441        2,820,906
                                         ----------------  ---------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period             32,790,898        5,185,928       14,556,542
                                         ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $     46,984,771  $    17,725,954  $    19,224,471
                                         ================  ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                               VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II  VALIC COMPANY II
                                                  MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND       STRATEGIC BOND
                                                       FUND                  FUND                FUND              FUND
                                               --------------------- --------------------- ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                             DIVISION 53           DIVISION 54        DIVISION 58       DIVISION 59
------------------------------------           --------------------- --------------------- ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                  $    187,559,772       $    74,262,728    $    459,954,499  $    604,042,706
   Balance Due From (To) VALIC General
     Account, Net                                        (194,450)              196,251             193,069             3,978
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                               166,291              (205,209)           (300,777)         (135,995)
                                                 ----------------       ---------------    ----------------  ----------------
Net Assets & Liabilities                         $    187,531,613       $    74,253,770    $    459,846,791  $    603,910,689
                                                 ================       ===============    ================  ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                               $    187,521,811       $    74,248,353    $    459,829,491  $    603,721,901
   Reserves For Annuity Contracts On Benefit..              9,802                 5,417              17,300           188,788
                                                 ----------------       ---------------    ----------------  ----------------
Total Contract Owner Reserves                         187,531,613            74,253,770         459,846,791       603,910,689
   Capital Surplus                                             --                    --                  --                --
                                                 ----------------       ---------------    ----------------  ----------------
Total Contract Owner Reserves and Capital
  Surplus                                        $    187,531,613       $    74,253,770    $    459,846,791  $    603,910,689
                                                 ================       ===============    ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                $    187,521,811       $    74,248,353    $    459,829,491  $    603,721,901
   Contracts in Payout (Annuitization) Period               9,802                 5,417              17,300           188,788
   Funds Retained in Separate Account A by
     VALIC                                                     --                    --                  --                --
                                                 ----------------       ---------------    ----------------  ----------------
TOTAL NET ASSETS                                 $    187,531,613       $    74,253,770    $    459,846,791  $    603,910,689
                                                 ================       ===============    ================  ================
TOTAL UNITS OUTSTANDING                           106,448,974.449        42,751,644.968     239,177,398.584   231,898,449.030
                                                 ================       ===============    ================  ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                   $      4,241,545       $     1,616,142    $     12,649,408  $     22,505,738
EXPENSES:
   Mortality And Expense Risk Charge                    2,202,294               839,872           4,057,608         5,205,435
   Reimbursements Of Expenses                                  --                    --          (1,056,967)       (1,346,149)
                                                 ----------------       ---------------    ----------------  ----------------
Net Investment Income (Loss)                     $      2,039,251       $       776,270    $      9,648,767  $     18,646,452
                                                 ----------------       ---------------    ----------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                      $        904,965       $     1,755,299    $      8,420,296  $      2,422,851
   Capital Gains Distributions From Mutual
     Funds                                              3,243,930             1,426,008           7,880,300         5,460,250
                                                 ----------------       ---------------    ----------------  ----------------
Realized Gains (Losses) On Investments                  4,148,895             3,181,307          16,300,596         7,883,101
                                                 ----------------       ---------------    ----------------  ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                     11,247,298             1,178,232             597,855        31,720,446
                                                 ----------------       ---------------    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                     $     17,435,444       $     5,135,809    $     26,547,218  $     58,249,999
                                                 ================       ===============    ================  ================

                                               VALIC COMPANY II                         ARIEL
                                               HIGH YIELD BOND         ARIEL         APPRECIATION
                                                     FUND              FUND              FUND
                                               ----------------  ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                          DIVISION 60        DIVISION 68      DIVISION 69
------------------------------------           ----------------  ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                $    300,477,271  $    349,495,882  $    287,652,746
   Balance Due From (To) VALIC General
     Account, Net                                       178,628          (124,299)          (78,945)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                            (269,038)           78,008            40,844
                                               ----------------  ----------------  ----------------
Net Assets & Liabilities                       $    300,386,861  $    349,449,591  $    287,614,645
                                               ================  ================  ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                             $    300,374,145  $    349,269,707  $    287,233,579
   Reserves For Annuity Contracts On Benefit..           12,716           179,884           381,066
                                               ----------------  ----------------  ----------------
Total Contract Owner Reserves                       300,386,861       349,449,591       287,614,645
   Capital Surplus                                           --                --                --
                                               ----------------  ----------------  ----------------
Total Contract Owner Reserves and Capital
  Surplus                                      $    300,386,861  $    349,449,591  $    287,614,645
                                               ================  ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding              $    300,374,145  $    349,269,707  $    287,233,579
   Contracts in Payout (Annuitization) Period            12,716           179,884           381,066
   Funds Retained in Separate Account A by
     VALIC                                                   --                --                --
                                               ----------------  ----------------  ----------------
TOTAL NET ASSETS                               $    300,386,861  $    349,449,591  $    287,614,645
                                               ================  ================  ================
TOTAL UNITS OUTSTANDING                         129,786,176.868   172,614,647.410   139,223,446.446
                                               ================  ================  ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                 $     15,304,173  $      3,283,235  $      2,300,527
EXPENSES:
   Mortality And Expense Risk Charge                  2,424,375         4,063,661         3,320,075
   Reimbursements Of Expenses                          (618,140)         (861,801)         (695,089)
                                               ----------------  ----------------  ----------------
Net Investment Income (Loss)                   $     13,497,938  $         81,375  $       (324,459)
                                               ----------------  ----------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                    $      3,292,826  $     11,755,341  $     10,769,206
   Capital Gains Distributions From Mutual
     Funds                                                   --                --        28,625,317
                                               ----------------  ----------------  ----------------
Realized Gains (Losses) On Investments                3,292,826        11,755,341        39,394,523
                                               ----------------  ----------------  ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                   12,946,413        48,149,551         6,845,599
                                               ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $     29,737,177  $     59,986,267  $     45,915,663
                                               ================  ================  ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                 LOU HOLLAND    VALIC COMPANY I    VALIC COMPANY I  VALIC COMPANY I
                                                   GROWTH       BLUE CHIP GROWTH   HEALTH SCIENCES       VALUE
                                                    FUND              FUND              FUND             FUND
                                               ---------------  ----------------  ----------------  ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                          DIVISION 70      DIVISION 72        DIVISION 73      DIVISION 74
------------------------------------           ---------------  ----------------  ----------------  ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                $    62,560,197  $    407,618,092  $    315,453,104  $    91,372,970
   Balance Due From (To) VALIC General
     Account, Net                                      (13,667)          (97,991)           21,789          (52,754)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                              4,004            14,937           (59,351)          24,798
                                               ---------------  ----------------  ----------------  ---------------
Net Assets & Liabilities                       $    62,550,534  $    407,535,038  $    315,415,542  $    91,345,014
                                               ===============  ================  ================  ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                             $    62,540,198  $    407,498,491  $    315,285,499  $    91,344,764
   Reserves For Annuity Contracts On Benefit..          10,336            36,547           130,043              250
                                               ---------------  ----------------  ----------------  ---------------
Total Contract Owner Reserves                       62,550,534       407,535,038       315,415,542       91,345,014
   Capital Surplus                                          --                --                --               --
                                               ---------------  ----------------  ----------------  ---------------
Total Contract Owner Reserves and Capital
  Surplus                                      $    62,550,534  $    407,535,038  $    315,415,542  $    91,345,014
                                               ===============  ================  ================  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding              $    62,540,198  $    407,498,491  $    315,285,499  $    91,344,764
   Contracts in Payout (Annuitization) Period           10,336            36,547           130,043              250
   Funds Retained in Separate Account A by
     VALIC                                                  --                --                --               --
                                               ---------------  ----------------  ----------------  ---------------
TOTAL NET ASSETS                               $    62,550,534  $    407,535,038  $    315,415,542  $    91,345,014
                                               ===============  ================  ================  ===============
TOTAL UNITS OUTSTANDING                         51,965,766.414   359,500,248.890   149,862,766.486   64,658,363.727
                                               ===============  ================  ================  ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                 $        38,349  $        207,903  $             --  $     2,208,641
EXPENSES:
   Mortality And Expense Risk Charge                   709,926         3,843,169         2,686,977          996,048
   Reimbursements Of Expenses                         (153,287)               --                --               --
                                               ---------------  ----------------  ----------------  ---------------
Net Investment Income (Loss)                   $      (518,290) $     (3,635,266) $     (2,686,977) $     1,212,593
                                               ---------------  ----------------  ----------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                    $     3,466,420  $     13,454,036  $      6,933,611  $    16,469,110
   Capital Gains Distributions From Mutual
     Funds                                           3,268,496                --        18,473,085               --
                                               ---------------  ----------------  ----------------  ---------------
Realized Gains (Losses) On Investments               6,734,916        13,454,036        25,406,696       16,469,110
                                               ---------------  ----------------  ----------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                    (176,115)       49,742,906        44,970,145       (1,313,941)
                                               ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $     6,040,511  $     59,561,676  $     67,689,864  $    16,367,762
                                               ===============  ================  ================  ===============

                                                  VALIC COMPANY I     VALIC COMPANY I    VALIC COMPANY I
                                               BROAD CAP VALUE INCOME LARGE CAP CORE   INFLATION PROTECTED
                                                        FUND               FUND               FUND
                                               ---------------------- ---------------  -------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                             DIVISION 75         DIVISION 76        DIVISION 77
------------------------------------           ---------------------- ---------------  -------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                   $    31,471,851     $   136,165,483   $    413,372,964
   Balance Due From (To) VALIC General
     Account, Net                                          31,344             (15,905)           315,156
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                               (36,595)            (12,485)          (404,616)
                                                  ---------------     ---------------   ----------------
Net Assets & Liabilities                          $    31,466,600     $   136,137,093   $    413,283,504
                                                  ===============     ===============   ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                                $    31,466,600     $   136,119,113   $    413,176,691
   Reserves For Annuity Contracts On Benefit..                 --              17,980            106,813
                                                  ---------------     ---------------   ----------------
Total Contract Owner Reserves                          31,466,600         136,137,093        413,283,504
   Capital Surplus                                             --                  --                 --
                                                  ---------------     ---------------   ----------------
Total Contract Owner Reserves and Capital
  Surplus                                         $    31,466,600     $   136,137,093   $    413,283,504
                                                  ===============     ===============   ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                 $    31,466,600     $   136,119,113   $    413,176,691
   Contracts in Payout (Annuitization) Period                  --              17,980            106,813
   Funds Retained in Separate Account A by
     VALIC                                                     --                  --                 --
                                                  ---------------     ---------------   ----------------
TOTAL NET ASSETS                                  $    31,466,600     $   136,137,093   $    413,283,504
                                                  ===============     ===============   ================
TOTAL UNITS OUTSTANDING                            26,193,105.365      95,260,841.405    298,846,104.386
                                                  ===============     ===============   ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                    $       209,112     $     1,345,075   $     10,508,904
EXPENSES:
   Mortality And Expense Risk Charge                      298,481           1,256,758          3,729,126
   Reimbursements Of Expenses                                  --                  --                 --
                                                  ---------------     ---------------   ----------------
Net Investment Income (Loss)                      $       (89,369)    $        88,317   $      6,779,778
                                                  ---------------     ---------------   ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                       $     1,768,400     $     6,576,286   $      6,220,144
   Capital Gains Distributions From Mutual
     Funds                                                     --          16,031,512                 --
                                                  ---------------     ---------------   ----------------
Realized Gains (Losses) On Investments                  1,768,400          22,607,798          6,220,144
                                                  ---------------     ---------------   ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                      1,847,757          (1,376,202)        11,813,839
                                                  ---------------     ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                      $     3,526,788     $    21,319,913   $     24,813,761
                                                  ===============     ===============   ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                                                VALIC COMPANY I    VALIC COMPANY I      SUNAMERICA 2015     SUNAMERICA 2020
                                                    GROWTH       LARGE CAPITAL GROWTH HIGH WATERMARK FUND HIGH WATERMARK FUND
                                                     FUND                FUND                FUND                FUND
                                               ----------------  -------------------- ------------------- -------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                           DIVISION 78        DIVISION 79          DIVISION 81         DIVISION 82
------------------------------------           ----------------  -------------------- ------------------- -------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                $    789,862,123    $    343,258,576        $      --        $    15,717,389
   Balance Due From (To) VALIC General
     Account, Net                                      (198,950)           (143,997)              --                 (4,293)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                              73,193             101,497               --                  2,741
                                               ----------------    ----------------        ---------        ---------------
Net Assets & Liabilities                       $    789,736,366    $    343,216,076        $      --        $    15,715,837
                                               ================    ================        =========        ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                             $    789,504,350    $    343,110,160        $      --        $    15,715,837
   Reserves For Annuity Contracts On Benefit            232,016             105,916               --                     --
                                               ----------------    ----------------        ---------        ---------------
Total Contract Owner Reserves                       789,736,366         343,216,076               --             15,715,837
   Capital Surplus                                           --                  --               --                     --
                                               ----------------    ----------------        ---------        ---------------
Total Contract Owner Reserves and Capital
  Surplus                                      $    789,736,366    $    343,216,076        $      --        $    15,715,837
                                               ================    ================        =========        ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding              $    789,504,350    $    343,110,160        $      --        $    15,715,837
   Contracts in Payout (Annuitization) Period           232,016             105,916               --                     --
   Funds Retained in Separate Account A by
     VALIC                                                   --                  --               --                     --
                                               ----------------    ----------------        ---------        ---------------
TOTAL NET ASSETS                               $    789,736,366    $    343,216,076        $      --        $    15,715,837
                                               ================    ================        =========        ===============
TOTAL UNITS OUTSTANDING                         665,111,102.008     289,231,087.733               --         13,366,526.164
                                               ================    ================        =========        ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                 $      5,666,931    $        738,618        $      --        $       408,105
EXPENSES:
   Mortality And Expense Risk Charge                  7,523,672           3,407,696          188,339                216,160
   Reimbursements Of Expenses                                --                  --               --                     --
                                               ----------------    ----------------        ---------        ---------------
Net Investment Income (Loss)                   $     (1,856,741)   $     (2,669,078)       $(188,339)       $       191,945
                                               ----------------    ----------------        ---------        ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                    $     15,055,955    $      3,582,527        $(588,322)       $     1,124,396
   Capital Gains Distributions From Mutual
     Funds                                                   --          28,400,675               --                     --
                                               ----------------    ----------------        ---------        ---------------
Realized Gains (Losses) On Investments               15,055,955          31,983,202         (588,322)             1,124,396
                                               ----------------    ----------------        ---------        ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                   83,680,280           8,755,878          697,471               (790,780)
                                               ----------------    ----------------        ---------        ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $     96,879,494    $     38,070,002        $ (79,190)       $       525,561
                                               ================    ================        =========        ===============

                                                   VALIC COMPANY I       VALIC COMPANY I  VALIC COMPANY I
                                               MID CAP STRATEGIC GROWTH SMALL CAP SPECIAL    SMALL MID
                                                         FUND              VALUES FUND      GROWTH FUND
                                               ------------------------ ----------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                              DIVISION 83           DIVISION 84      DIVISION 85
------------------------------------           ------------------------ ----------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                    $    233,712,606     $    188,744,584  $   101,720,436
   Balance Due From (To) VALIC General
     Account, Net                                          (257,339)            (279,874)        (192,150)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                                 228,505              263,545          177,765
                                                   ----------------     ----------------  ---------------
Net Assets & Liabilities                           $    233,683,772     $    188,728,255  $   101,706,051
                                                   ================     ================  ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                                 $    233,643,454     $    188,570,693  $   101,696,591
   Reserves For Annuity Contracts On Benefit                 40,318              157,562            9,460
                                                   ----------------     ----------------  ---------------
Total Contract Owner Reserves                           233,683,772          188,728,255      101,706,051
   Capital Surplus                                               --                   --               --
                                                   ----------------     ----------------  ---------------
Total Contract Owner Reserves and Capital
  Surplus                                          $    233,683,772     $    188,728,255  $   101,706,051
                                                   ================     ================  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                  $    233,643,454     $    188,570,693  $   101,696,591
   Contracts in Payout (Annuitization) Period                40,318              157,562            9,460
   Funds Retained in Separate Account A by
     VALIC                                                       --                   --               --
                                                   ----------------     ----------------  ---------------
TOTAL NET ASSETS                                   $    233,683,772     $    188,728,255  $   101,706,051
                                                   ================     ================  ===============
TOTAL UNITS OUTSTANDING                             164,490,354.348      170,517,933.236   91,849,215.926
                                                   ================     ================  ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                     $             --     $      1,106,581  $            --
EXPENSES:
   Mortality And Expense Risk Charge                      2,381,294            1,749,904          994,079
   Reimbursements Of Expenses                                    --                   --               --
                                                   ----------------     ----------------  ---------------
Net Investment Income (Loss)                       $     (2,381,294)    $       (643,323) $      (994,079)
                                                   ----------------     ----------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                        $     18,136,325     $     10,517,309  $     4,577,918
   Capital Gains Distributions From Mutual
     Funds                                                5,802,650                   --               --
                                                   ----------------     ----------------  ---------------
Realized Gains (Losses) On Investments                   23,938,975           10,517,309        4,577,918
                                                   ----------------     ----------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                       (1,771,104)          13,793,897        6,667,723
                                                   ----------------     ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                       $     19,786,577     $     23,667,883  $    10,251,562
                                                   ================     ================  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                           VALIC COMPANY I     VALIC COMPANY I    VALIC COMPANY I   VALIC COMPANY I
                                         SMALL CAP AGGRESSIVE EMERGING ECONOMIES  GLOBAL STRATEGY    FOREIGN VALUE
                                             GROWTH FUND             FUND              FUND              FUND
                                         -------------------- ------------------ ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                      DIVISION 86         DIVISION 87        DIVISION 88       DIVISION 89
------------------------------------     -------------------- ------------------ ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                  $    73,926,967     $    586,697,953  $    442,716,027  $    867,152,111
   Balance Due From (To) VALIC General
     Account, Net                                  (17,974)             960,501          (123,828)        1,321,093
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                          6,551           (1,009,043)           54,987        (1,440,556)
                                           ---------------     ----------------  ----------------  ----------------
Net Assets & Liabilities                   $    73,915,544     $    586,649,411  $    442,647,186  $    867,032,648
                                           ===============     ================  ================  ================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                         $    73,913,075     $    586,509,066  $    442,376,431  $    866,919,939
   Reserves For Annuity Contracts On
     Benefit                                         2,469              140,345           270,755           112,709
                                           ---------------     ----------------  ----------------  ----------------
Total Contract Owner Reserves                   73,915,544          586,649,411       442,647,186       867,032,648
   Capital Surplus                                      --                   --                --                --
                                           ---------------     ----------------  ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus                          $    73,915,544     $    586,649,411  $    442,647,186  $    867,032,648
                                           ===============     ================  ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding          $    73,913,075     $    586,509,066  $    442,376,431  $    866,919,939
   Contracts in Payout (Annuitization)
     Period                                          2,469              140,345           270,755           112,709
   Funds Retained in Separate Account A
     by VALIC                                           --                   --                --                --
                                           ---------------     ----------------  ----------------  ----------------
TOTAL NET ASSETS                           $    73,915,544     $    586,649,411  $    442,647,186  $    867,032,648
                                           ===============     ================  ================  ================
TOTAL UNITS OUTSTANDING                     55,948,869.347      589,559,476.508   273,254,556.570   744,686,851.867
                                           ===============     ================  ================  ================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds             $            --     $      3,442,876  $     26,402,049  $     26,647,654
EXPENSES:
   Mortality And Expense Risk Charge               720,035            4,454,426         4,447,176         7,982,966
   Reimbursements Of Expenses                           --                   --                --                --
                                           ---------------     ----------------  ----------------  ----------------
Net Investment Income (Loss)               $      (720,035)    $     (1,011,550) $     21,954,873  $     18,664,688
                                           ---------------     ----------------  ----------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                           $     3,619,821     $      6,403,363  $     26,306,670  $        681,052
   Capital Gains Distributions From
     Mutual Funds                                1,040,951                   --                --                --
                                           ---------------     ----------------  ----------------  ----------------
Realized Gains (Losses) On Investments           4,660,772            6,403,363        26,306,670           681,052
                                           ---------------     ----------------  ----------------  ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period               5,756,323           48,890,363        30,407,518       119,569,909
                                           ---------------     ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                               $     9,697,060     $     54,282,176  $     78,669,061  $    138,915,649
                                           ===============     ================  ================  ================

                                          VALIC COMPANY I   INVESCO BALANCE-RISK  VALIC COMPANY I
                                         GLOBAL REAL ESTATE  COMMODITY STRATEGY  DYNAMIC ALLOCATION
                                                FUND                FUND                FUND
                                         ------------------ -------------------- ------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                     DIVISION 101        DIVISION 102     DIVISION 103 /(1)/
------------------------------------     ------------------ -------------------- ------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                 $    326,497,044    $    214,156,403       $9,981,275
   Balance Due From (To) VALIC General
     Account, Net                                   22,374             215,280            1,275
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                        (90,087)           (232,706)          (1,275)
                                          ----------------    ----------------       ----------
Net Assets & Liabilities                  $    326,429,331    $    214,138,977       $9,981,275
                                          ================    ================       ==========
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                        $    326,423,497    $    214,138,977       $    1,275
   Reserves For Annuity Contracts On
     Benefit                                         5,834                  --               --
                                          ----------------    ----------------       ----------
Total Contract Owner Reserves                  326,429,331         214,138,977            1,275
   Capital Surplus                                      --                  --        9,980,000
                                          ----------------    ----------------       ----------
Total Contract Owner Reserves and
  Capital Surplus                         $    326,429,331    $    214,138,977       $9,981,275
                                          ================    ================       ==========
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding         $    326,423,497    $    214,138,977       $    1,275
   Contracts in Payout (Annuitization)
     Period                                          5,834                  --               --
   Funds Retained in Separate Account A
     by VALIC                                           --                  --        9,980,000
                                          ----------------    ----------------       ----------
TOTAL NET ASSETS                          $    326,429,331    $    214,138,977       $9,981,275
                                          ================    ================       ==========
TOTAL UNITS OUTSTANDING                    281,039,778.274     215,786,593.844        1,277.648
                                          ================    ================       ==========
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds            $      4,934,592    $      4,334,958       $       --
EXPENSES:
   Mortality And Expense Risk Charge             2,756,515           1,700,704               --
   Reimbursements Of Expenses                           --                  --               --
                                          ----------------    ----------------       ----------
Net Investment Income (Loss)              $      2,178,077    $      2,634,254       $       --
                                          ----------------    ----------------       ----------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                          $      8,709,768    $         50,827       $       --
   Capital Gains Distributions From
     Mutual Funds                                8,987,272                  --               --
                                          ----------------    ----------------       ----------
Realized Gains (Losses) On Investments          17,697,040              50,827               --
                                          ----------------    ----------------       ----------
Change in Unrealized Appreciation
  (Depreciation) During The Period              52,872,149         (12,209,519)         (20,000)
                                          ----------------    ----------------       ----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                              $     72,747,266    $     (9,524,438)      $  (20,000)
                                          ================    ================       ==========

(1)Fund commenced operations on December 31, 2012.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      SCHEDULES OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2012

                                                                   NET ASSET VALUE   NET ASSET
UNDERLYING FUND                          DIVISION      SHARES         PER SHARE        VALUE           COST      LEVEL /(1)/
---------------                          --------  --------------- --------------- -------------- -------------- ----------
VALIC Company I Capital Conservation
  Fund                                      1          240,574.414     $10.12      $    2,434,613 $    2,265,191     1
VALIC Company I Capital Conservation
  Fund                                      7       19,669,876.206      10.12         199,059,147    194,099,911     1
VALIC Company I Money Market I Fund         2          604,614.139       1.00             604,614        604,614     1
VALIC Company I Money Market I Fund         6      369,843,166.599       1.00         369,843,165    369,843,166     1
VALIC Company I Mid Cap Index Fund          4      120,040,232.046      20.96       2,516,043,264  2,354,512,272     1
VALIC Company I Asset Allocation Fund       5       13,566,350.540      11.40         154,656,396    156,742,288     1
VALIC Company I Government Securities
  Fund                                      8       10,371,221.126      11.13         115,431,691    110,833,447     1
VALIC Company I Stock Index Fund           10A       4,130,845.029      26.10         107,815,055    108,820,948     1
VALIC Company I Stock Index Fund           10B         383,085.133      26.10           9,998,522      9,981,712     1
VALIC Company I Stock Index Fund           10C     121,144,528.682      26.10       3,161,872,199  3,235,737,037     1
VALIC Company I Stock Index Fund           10D         525,235.866      26.10          13,708,656     13,877,895     1
VALIC Company I International Equities
  Fund                                     11      141,364,822.086       6.16         870,807,304  1,095,644,135     1
VALIC Company I Global Social Awareness
  Fund                                     12       17,132,594.537      15.62         267,611,126    346,638,590     1
VALIC Company I International
  Government Bond Fund                     13       14,447,866.631      12.65         182,765,513    193,415,506     1
VALIC Company I Small Cap Index Fund       14       54,363,317.436      15.58         846,980,486    821,175,350     1
VALIC Company I Core Equity Fund           15       16,349,548.270      13.45         219,901,424    253,830,205     1
VALIC Company I Growth & Income Fund       16        6,251,701.530      12.86          80,396,882     95,508,647     1
VALIC Company I Science & Technology
  Fund                                     17       40,853,412.755      16.90         690,422,676    706,112,978     1
VALIC Company I Small Cap Fund             18       27,069,725.248      11.53         312,113,932    305,883,620     1
VALIC Company I International Growth
  Fund                                     20       49,183,059.710      11.66         573,474,476    537,199,834     1
VALIC Company I Dividend Value Fund        21       41,016,358.184      10.11         414,675,382    384,706,178     1
Vanguard Long-Term Investment-Grade Fund   22       29,957,110.163      10.85         325,034,646    295,592,313     1
Vanguard Long-Term Treasury Fund           23       25,107,251.365      13.07         328,151,775    293,217,305     1
Vanguard Windsor II Fund                   24       48,727,815.563      29.38       1,431,623,221  1,373,732,146     1
Vanguard Wellington Fund                   25       45,427,616.041      33.84       1,537,270,527  1,388,434,701     1
VALIC Company II International Small
  Cap Equity                               33       39,101,106.573      12.82         501,276,186    623,708,160     1
VALIC Company II Small Cap Growth Fund     35        5,920,521.792      12.58          74,480,164     83,365,685     1
VALIC Company II Small Cap Value Fund      36       31,608,445.361      13.31         420,708,408    389,747,206     1
VALIC Company II Mid Cap Growth Fund       37       14,074,041.852       8.38         117,940,471    138,323,229     1
VALIC Company II Mid Cap Value Fund        38       37,704,673.700      18.58         700,552,837    643,111,758     1
VALIC Company II Capital Appreciation
  Fund                                     39        3,062,853.984      11.06          33,875,165     33,882,662     1
VALIC Company II Large Cap Value Fund      40       12,466,072.229      12.16         151,587,440    186,766,334     1
VALIC Company II Socially Responsible
  Fund                                     41       42,742,069.328      12.56         536,840,390    603,636,752     1
VALIC Company II Money Market II Fund      44      172,598,917.533       1.00         172,598,913    172,598,914     1
VALIC Company I Nasdaq-100(R) Index Fund   46       24,961,541.977       6.21         155,011,175    139,928,821     1
VALIC Company II Aggressive Growth
  Lifestyle Fund                           48       35,592,726.917       9.47         337,063,124    311,650,012     1
VALIC Company II Moderate Growth
  Lifestyle Fund                           49       37,976,125.157      13.13         498,626,523    460,671,475     1
VALIC Company II Conservative Growth
  Lifestyle Fund                           50       18,236,872.861      11.88         216,654,050    208,700,528     1
Vanguard LifeStrategy Growth Fund          52        7,154,181.935      23.30         166,692,439    155,725,503     1
Vanguard LifeStrategy Moderate Growth
  Fund                                     53        9,126,996.216      20.55         187,559,772    175,316,294     1
Vanguard LifeStrategy Conservative
  Growth Fund                              54        4,376,118.317      16.97          74,262,728     72,195,032     1
VALIC Company II Core Bond Fund            58       41,700,317.218      11.03         459,954,499    449,038,343     1
VALIC Company II Strategic Bond Fund       59       52,207,666.936      11.57         604,042,706    577,395,019     1
VALIC Company II High Yield Bond Fund      60       39,904,019.978       7.53         300,477,271    320,232,580     1
Ariel Fund                                 68        6,824,758.491      51.21         349,495,882    335,046,725     1
Ariel Appreciation Fund                    69        7,012,499.918      41.02         287,652,746    276,991,679     1
Lou Holland Growth Fund                    70        2,907,072.366      21.52          62,560,197     59,288,301     1
VALIC Company I Blue Chip Growth Fund      72       32,661,706.143      12.48         407,618,092    325,882,750     1
VALIC Company I Health Sciences Fund       73       23,332,330.184      13.52         315,453,104    255,594,868     1
VALIC Company I Value Fund                 74        8,620,091.482      10.60          91,372,970    132,421,335     1

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                SCHEDULES OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2012

                                                                  NET ASSET VALUE  NET ASSET
UNDERLYING FUND                          DIVISION      SHARES        PER SHARE       VALUE       COST     LEVEL /(1)/
---------------                          --------  -------------- --------------- ----------- ----------- ----------
VALIC Company I Broad Cap Value Income
  Fund                                     75       2,848,131.319      11.05       31,471,851  30,482,848     1
VALIC Company I Large Cap Core Fund        76      12,423,857.950      10.96      136,165,483 138,162,510     1
VALIC Company I Inflation Protected Fund   77      34,737,223.874      11.90      413,372,964 371,434,305     1
VALIC Company I Growth Fund                78      63,801,463.818      12.38      789,862,123 617,107,454     1
VALIC Company I Large Capital Growth
  Fund                                     79      30,868,577.012      11.12      343,258,576 331,573,940     1
SunAmerica 2020 High Watermark Fund        82       1,615,353.512       9.73       15,717,389  17,055,544     1
VALIC Company I Mid Cap Strategic
  Growth Fund                              83      19,283,218.379      12.12      233,712,606 229,675,627     1
VALIC Company I Small Cap Special
  Values Fund                              84      19,103,702.806       9.88      188,744,584 199,470,649     1
VALIC Company I Small Mid Growth Fund      85       9,041,816.535      11.25      101,720,436  91,483,029     1
VALIC Company I Small Cap Aggressive
  Growth Fund                              86       6,684,174.216      11.06       73,926,967  78,260,817     1
VALIC Company I Emerging Economies Fund    87      70,516,580.902       8.32      586,697,953 619,400,904     1
VALIC Company I Global Strategy Fund       88      37,645,920.673      11.76      442,716,027 443,600,305     1
VALIC Company I Foreign Value Fund         89      96,672,476.186       8.97      867,152,111 944,852,209     1
VALIC Company I Global Real Estate Fund    101     38,053,268.504       8.58      326,497,044 290,786,449     1
Invesco Balanced-Risk Commodity
  Strategy Fund                            102     20,771,717.025      10.31      214,156,403 226,553,143     1
VALIC Company I Dynamic Allocation Fund    103      1,000,127.719       9.98        9,981,275  10,001,275     1

/(1)/Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                              VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                           CAPITAL CONSERVATION       CAPITAL CONSERVATION        MONEY MARKET I FUND
                                                   FUND                       FUND                       FUND
                                         ------------------------  --------------------------  ------------------------
                                                DIVISION 1                 DIVISION 7                 DIVISION 2
                                         ------------------------  --------------------------  ------------------------
                                           FOR THE      FOR THE      FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2012         2011         2012          2011          2012         2011
                                         ------------ ------------ ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)           $   28,558   $   56,914  $  2,725,198  $  3,450,565    $ (6,637)    $ (7,193)
   Net Realized Gains (Losses) From
     Securities Transactions                  24,637        1,187     2,141,618     2,369,243          --           --
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                               75,806       85,942     3,817,921     2,348,437          --           --
                                          ----------   ----------  ------------  ------------    --------     --------
Increase (Decrease) In Net Assets From
  Operations                                 129,001      144,043     8,684,737     8,168,245      (6,637)      (7,193)
                                          ----------   ----------  ------------  ------------    --------     --------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                  103,989       33,710    18,960,150    11,546,815      15,797       32,825
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals           (217,452)    (164,029)  (16,929,611)  (16,907,902)    (20,805)     (68,466)
   Annuity Benefit Payments                     (324)        (324)       (5,212)       (5,088)         --           --
   Transfers Between Subaccounts
     (including fixed account), Net         (158,247)      61,815    32,044,154    14,609,977     (85,511)        (284)
   Contract Charges                           (1,130)      (1,240)      (20,778)      (21,259)       (360)        (360)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period           (14,995)     (18,216)       (2,877)       (3,190)         --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A               --           --            --            --          --           --
                                          ----------   ----------  ------------  ------------    --------     --------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions      (288,159)     (88,284)   34,045,826     9,219,353     (90,879)     (36,285)
                                          ----------   ----------  ------------  ------------    --------     --------
Total Increase (Decrease) In Net Assets     (159,158)      55,759    42,730,563    17,387,598     (97,516)     (43,478)

NET ASSETS:
Beginning Of Period                        2,593,881    2,538,122   156,308,562   138,920,964     701,995      745,473
                                          ----------   ----------  ------------  ------------    --------     --------
End Of Period                             $2,434,723   $2,593,881  $199,039,125  $156,308,562    $604,479     $701,995
                                          ==========   ==========  ============  ============    ========     ========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      VALIC COMPANY I                VALIC COMPANY I               VALIC COMPANY I
                                    MONEY MARKET I FUND               MID CAP INDEX               ASSET ALLOCATION
                                           FUND                           FUND                          FUND
                               ----------------------------  ------------------------------  --------------------------
                                        DIVISION 6                     DIVISION 4                    DIVISION 5
                               ----------------------------  ------------------------------  --------------------------
                                  FOR THE        FOR THE        FOR THE         FOR THE        FOR THE       FOR THE
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                    2012           2011           2012            2011           2012          2011
                               -------------  -------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
   Net Investment Income
     (Loss)                    $  (3,537,580) $  (3,688,986) $    1,216,876  $   (1,262,374) $  1,765,351  $  2,074,103
   Net Realized Gains
     (Losses) From Securities
     Transactions                         --             --     131,657,225     144,412,883     4,396,210     1,584,929
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period                           --            (10)    236,102,475    (208,940,919)   10,516,739    (3,690,398)
                               -------------  -------------  --------------  --------------  ------------  ------------
Increase (Decrease) In Net
  Assets From Operations          (3,537,580)    (3,688,996)    368,976,576     (65,790,410)   16,678,300       (31,366)
                               -------------  -------------  --------------  --------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners             164,958,144    245,988,665     159,561,905     178,315,601    13,235,394     9,853,392
   Surrenders Of Accumulation
     Units By Terminations
     And Withdrawals             (46,365,161)   (26,930,784)   (221,640,676)   (226,030,327)  (11,445,752)  (10,241,955)
   Annuity Benefit Payments           (1,205)        (1,259)        (82,562)        (83,624)      (19,293)      (23,665)
   Transfers Between
     Subaccounts (including
     fixed account), Net        (140,105,607)  (207,862,255)    (77,450,521)    (96,045,041)      422,725    (2,278,461)
   Contract Charges                 (137,445)      (155,377)       (253,566)       (270,280)      (22,829)      (22,781)
   Adjustments to Net Assets
     Allocated to Contracts
     in Payout Period                     22         (2,195)        (50,639)        (10,203)      (37,170)       10,612
   Increase (decrease) in
     Amounts Retained in
     Separate Account A                   --             --              --              --            --            --
                               -------------  -------------  --------------  --------------  ------------  ------------
   Net Increase (Decrease) In
     Net Assets From Contract
     Transactions                (21,651,252)    11,036,795    (139,916,059)   (144,123,874)    2,133,075    (2,702,858)
                               -------------  -------------  --------------  --------------  ------------  ------------
Total Increase (Decrease) In
  Net Assets                     (25,188,832)     7,347,799     229,060,517    (209,914,284)   18,811,375    (2,734,224)

NET ASSETS:
Beginning Of Period              394,983,219    387,635,420   2,286,604,014   2,496,518,298   135,824,016   138,558,240
                               -------------  -------------  --------------  --------------  ------------  ------------
End Of Period                  $ 369,794,387  $ 394,983,219  $2,515,664,531  $2,286,604,014  $154,635,391  $135,824,016
                               =============  =============  ==============  ==============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                            GOVERNMENT SECURITIES            STOCK INDEX                STOCK INDEX
                                                    FUND                        FUND                       FUND
                                         --------------------------  --------------------------  ------------------------
                                                 DIVISION 8                 DIVISION 10A               DIVISION 10B
                                         --------------------------  --------------------------  ------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2012          2011          2012          2011          2012         2011
                                         ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  1,718,051  $  1,374,706  $    751,947  $    701,981  $   110,867  $   101,784
   Net Realized Gains (Losses) From
     Securities Transactions                1,738,736     1,391,123     1,809,570     5,948,435      188,687      554,904
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                              (398,249)    6,230,347    12,339,223    (5,709,975)   1,094,707     (513,752)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                                3,058,538     8,996,176    14,900,740       940,441    1,394,261      142,936
                                         ------------  ------------  ------------  ------------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                 8,773,824     7,530,117     1,488,459     1,351,091       38,922      291,837
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (10,978,359)  (12,657,508)  (11,552,328)  (10,510,323)    (903,863)  (1,429,506)
   Annuity Benefit Payments                   (32,974)      (32,345)     (226,647)     (252,582)     (30,923)     (31,143)
   Transfers Between Subaccounts
     (including fixed account), Net        (2,051,279)       32,872    (3,918,580)   (4,056,391)    (182,308)       1,217
   Contract Charges                           (17,807)      (18,736)           --            --           --           --
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period             11,199        (1,761)     (154,614)     (136,745)      21,053      (13,959)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --           --           --
                                         ------------  ------------  ------------  ------------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     (4,295,396)   (5,147,361)  (14,363,710)  (13,604,950)  (1,057,119)  (1,181,554)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Total Increase (Decrease) In Net Assets    (1,236,858)    3,848,815       537,030   (12,664,509)     337,142   (1,038,618)

NET ASSETS:
Beginning Of Period                       116,668,833   112,820,018   107,283,071   119,947,580    9,663,179   10,701,797
                                         ------------  ------------  ------------  ------------  -----------  -----------
End Of Period                            $115,431,975  $116,668,833  $107,820,101  $107,283,071  $10,000,321  $ 9,663,179
                                         ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 VALIC COMPANY I              VALIC COMPANY I             VALIC COMPANY I
                                                   STOCK INDEX                  STOCK INDEX           INTERNATIONAL EQUITIES
                                                      FUND                         FUND                        FUND
                                         ------------------------------  ------------------------  ----------------------------
                                                  DIVISION 10C                 DIVISION 10D                 DIVISION 11
                                         ------------------------------  ------------------------  ----------------------------
                                            FOR THE         FOR THE        FOR THE      FOR THE       FOR THE        FOR THE
                                           YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                              2012            2011           2012         2011          2012           2011
                                         --------------  --------------  ------------ ------------ -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   24,198,075  $   21,655,197  $    98,913  $    77,547  $  15,022,553  $  18,135,848
   Net Realized Gains (Losses) From
     Securities Transactions                 53,086,381      96,978,617      165,641      512,697     15,730,039    (20,734,303)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                             342,596,122     (91,651,667)   1,522,449     (506,296)    98,808,340   (135,064,336)
                                         --------------  --------------  -----------  -----------  -------------  -------------
Increase (Decrease) In Net Assets From
  Operations                                419,880,578      26,982,147    1,787,003       83,948    129,560,932   (137,662,791)
                                         --------------  --------------  -----------  -----------  -------------  -------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                 179,653,547     194,119,674      227,637       20,034     73,665,696    110,460,799
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals          (283,988,325)   (264,226,467)    (821,697)  (1,668,961)   (74,809,276)   (79,690,988)
   Annuity Benefit Payments                    (217,821)       (210,049)      (8,506)     (10,972)       (14,338)       (15,923)
   Transfers Between Subaccounts
     (including fixed account), Net        (100,721,733)   (127,161,388)    (110,534)    (360,302)  (109,579,825)    44,403,763
   Contract Charges                            (466,380)       (508,556)      (3,135)      (3,525)       (97,356)      (105,435)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period               63,403         (59,036)     (16,821)       3,761        (12,592)         1,157
   Increase (decrease) in Amounts
     Retained in Separate Account A                  --              --           --           --             --             --
                                         --------------  --------------  -----------  -----------  -------------  -------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     (205,677,309)   (198,045,822)    (733,056)  (2,019,965)  (110,847,691)    75,053,373
                                         --------------  --------------  -----------  -----------  -------------  -------------
Total Increase (Decrease) In Net Assets     214,203,269    (171,063,675)   1,053,947   (1,936,017)    18,713,241    (62,609,418)

NET ASSETS:
Beginning Of Period                       2,947,401,484   3,118,465,159   12,650,331   14,586,348    851,928,665    914,538,083
                                         --------------  --------------  -----------  -----------  -------------  -------------
End Of Period                            $3,161,604,753  $2,947,401,484  $13,704,278  $12,650,331  $ 870,641,906  $ 851,928,665
                                         ==============  ==============  ===========  ===========  =============  =============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                           GLOBAL SOCIAL AWARENESS      INT'L GOVERNMENT BOND          SMALL CAP INDEX
                                                    FUND                        FUND                        FUND
                                         --------------------------  --------------------------  --------------------------
                                                 DIVISION 12                 DIVISION 13                 DIVISION 14
                                         --------------------------  --------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012          2011          2012          2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  2,298,148  $  2,904,160  $  4,250,356  $  5,370,827  $  2,724,840  $    199,119
   Net Realized Gains (Losses) From
     Securities Transactions               11,673,566     8,484,618    12,720,375     6,615,733    33,638,388    (3,615,402)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            25,472,067   (30,974,795)   (3,030,631)   (6,215,088)   81,311,469   (41,349,988)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               39,443,781   (19,586,017)   13,940,100     5,771,472   117,674,697   (44,766,271)
                                         ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                12,793,225    14,432,124    18,152,641    25,899,605    64,548,185    74,436,691
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (20,602,518)  (24,312,148)  (16,705,656)  (14,601,497)  (70,633,012)  (77,484,018)
   Annuity Benefit Payments                    (9,789)       (9,777)       (3,470)       (5,038)      (30,337)      (30,710)
   Transfers Between Subaccounts
     (including fixed account), Net       (19,964,393)    3,073,170   (34,455,013)   24,131,961   (75,756,189)  (49,763,709)
   Contract Charges                           (55,419)      (61,122)      (24,672)      (25,936)     (132,893)     (146,225)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (12,653)        7,941        (3,842)      (12,221)      (31,570)       (9,992)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (27,851,547)   (6,869,812)  (33,040,012)   35,386,874   (82,035,816)  (52,997,963)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets    11,592,234   (26,455,829)  (19,099,912)   41,158,346    35,638,881   (97,764,234)

NET ASSETS:
Beginning Of Period                       255,983,437   282,439,266   201,826,622   160,668,276   811,189,180   908,953,414
                                         ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                            $267,575,671  $255,983,437  $182,726,710  $201,826,622  $846,828,061  $811,189,180
                                         ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                                 CORE EQUITY              GROWTH & INCOME          SCIENCE & TECHNOLOGY
                                                    FUND                       FUND                        FUND
                                         --------------------------  ------------------------  ---------------------------
                                                 DIVISION 15                DIVISION 16                DIVISION 17
                                         --------------------------  ------------------------  ---------------------------
                                           FOR THE       FOR THE       FOR THE      FOR THE      FOR THE        FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                                             2012          2011          2012         2011         2012           2011
                                         ------------  ------------  ------------ ------------ ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  1,166,476  $    285,434  $   (49,301) $  (154,313) $ (6,873,146) $  (7,465,138)
   Net Realized Gains (Losses) From
     Securities Transactions                8,587,570     7,053,558    3,090,656    2,603,314    43,597,168     31,410,579
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            17,571,114   (10,425,713)   6,204,511   (6,729,698)   38,716,511    (74,446,046)
                                         ------------  ------------  -----------  -----------  ------------  -------------
Increase (Decrease) In Net Assets From
  Operations                               27,325,160    (3,086,721)   9,245,866   (4,280,697)   75,440,533    (50,500,605)
                                         ------------  ------------  -----------  -----------  ------------  -------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                 6,834,014     8,269,650    5,289,347    5,431,804    26,231,625     30,372,796
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (17,589,220)  (17,876,976)  (7,078,202)  (7,134,653)  (57,269,173)   (64,679,390)
   Annuity Benefit Payments                   (13,127)      (13,092)      (4,043)      (4,408)      (30,274)       (31,012)
   Transfers Between Subaccounts
     (including fixed account), Net       (10,312,312)   (8,938,198)  (3,165,691)  (2,022,943)  (40,942,771)   (40,626,306)
   Contract Charges                           (64,314)      (71,152)     (18,046)     (19,344)     (206,527)      (227,721)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (24,414)         (838)     (24,635)       1,119       (23,104)        10,052
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --           --           --            --             --
                                         ------------  ------------  -----------  -----------  ------------  -------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (21,169,373)  (18,630,606)  (5,001,270)  (3,748,425)  (72,240,224)   (75,181,581)
                                         ------------  ------------  -----------  -----------  ------------  -------------
Total Increase (Decrease) In Net Assets     6,155,787   (21,717,327)   4,244,596   (8,029,122)    3,200,309   (125,682,186)

NET ASSETS:
Beginning Of Period                       213,715,346   235,432,673   76,135,355   84,164,477   687,136,771    812,818,957
                                         ------------  ------------  -----------  -----------  ------------  -------------
End Of Period                            $219,871,133  $213,715,346  $80,379,951  $76,135,355  $690,337,080  $ 687,136,771
                                         ============  ============  ===========  ===========  ============  =============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I              VALIC COMPANY I
                                                  SMALL CAP              INTERNATIONAL GROWTH           DIVIDEND VALUE
                                                    FUND                         FUND                        FUND
                                         --------------------------  ---------------------------  --------------------------
                                                 DIVISION 18                 DIVISION 20                  DIVISION 21
                                         --------------------------  ---------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE        FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012           2011          2012          2011
                                         ------------  ------------  ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ (2,793,981) $ (2,698,499) $  3,586,540  $   3,863,178  $  2,857,676  $  1,435,285
   Net Realized Gains (Losses) From
     Securities Transactions               19,341,825    15,666,384    17,382,719     35,682,245     4,322,721    (1,927,335)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            26,335,456   (18,692,400)   71,197,699    (96,098,370)   23,691,743    13,634,259
                                         ------------  ------------  ------------  -------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               42,883,300    (5,724,515)   92,166,958    (56,552,947)   30,872,140    13,142,209
                                         ------------  ------------  ------------  -------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                10,271,873    11,606,759    31,746,932     35,824,481    44,111,993    28,901,610
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (27,031,968)  (26,289,426)  (48,250,342)   (55,971,814)  (26,890,196)  (14,803,774)
   Annuity Benefit Payments                   (18,370)      (18,798)      (21,297)       (22,311)       (4,940)       (4,723)
   Transfers Between Subaccounts
     (including fixed account), Net       (16,647,531)   (4,818,706)   14,959,378    (38,326,232)  128,761,107    59,234,093
   Contract Charges                           (58,749)      (64,033)      (64,914)       (71,374)      (44,716)      (31,473)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period             (3,730)       (9,692)      (12,243)         5,602        (9,812)        9,201
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --             --            --            --
                                         ------------  ------------  ------------  -------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (33,488,475)  (19,593,896)   (1,642,486)   (58,561,648)  145,923,436    73,304,934
                                         ------------  ------------  ------------  -------------  ------------  ------------
Total Increase (Decrease) In Net Assets     9,394,825   (25,318,411)   90,524,472   (115,114,595)  176,795,576    86,447,143

NET ASSETS:
Beginning Of Period                       302,694,982   328,013,393   482,872,502    597,987,097   237,768,997   151,321,854
                                         ------------  ------------  ------------  -------------  ------------  ------------
End Of Period                            $312,089,807  $302,694,982  $573,396,974  $ 482,872,502  $414,564,573  $237,768,997
                                         ============  ============  ============  =============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  VANGUARD                        VANGUARD
                                         LONG-TERM INVESTMENT GRADE FUND     LONG-TERM TREASURY
                                                    FUND                            FUND
                                         ------------------------------  --------------------------
                                                 DIVISION 22                     DIVISION 23
                                         ------------------------------  --------------------------
                                           FOR THE         FOR THE         FOR THE       FOR THE
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                             2012            2011            2012          2011
                                         ------------    ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ 10,593,031    $  9,088,460    $  6,081,926  $  6,746,445
   Net Realized Gains (Losses) From
     Securities Transactions               10,306,424       4,834,857      12,688,600     9,276,034
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                             7,217,802      17,214,917     (10,693,770)   56,737,979
                                          ------------    ------------   ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               28,117,257      31,138,234       8,076,756    72,760,458
                                          ------------    ------------   ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                34,647,395      23,644,245      23,667,681    18,580,645
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (24,675,581)    (18,297,305)    (33,084,573)  (28,186,360)
   Annuity Benefit Payments                    (6,320)         (5,736)         (4,350)       (4,278)
   Transfers Between Subaccounts
     (including fixed account), Net        34,228,458      24,840,461     (10,774,452)  (11,323,602)
   Contract Charges                           (27,496)        (26,726)        (45,566)      (47,001)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period              3,552             276           1,530        (3,596)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --              --              --            --
                                          ------------    ------------   ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     44,170,008      30,155,215     (20,239,730)  (20,984,192)
                                          ------------    ------------   ------------  ------------
Total Increase (Decrease) In Net Assets    72,287,265      61,293,449     (12,162,974)   51,776,266

NET ASSETS:
Beginning Of Period                       252,660,292     191,366,843     340,277,853   288,501,587
                                          ------------    ------------   ------------  ------------
End Of Period                            $324,947,557    $252,660,292    $328,114,879  $340,277,853
                                          ============    ============   ============  ============

                                                    VANGUARD
                                                   WINDSOR II
                                                      FUND
                                         ------------------------------
                                                   DIVISION 24
                                         ------------------------------
                                            FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,
                                              2012            2011
                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   16,291,365  $   14,921,713
   Net Realized Gains (Losses) From
     Securities Transactions                 10,279,886     (16,976,447)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                             178,537,096      23,453,895
                                         --------------  --------------
Increase (Decrease) In Net Assets From
  Operations                                205,108,347      21,399,161
                                         --------------  --------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                  86,604,155     100,024,573
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals          (137,023,796)   (129,977,002)
   Annuity Benefit Payments                     (33,107)        (32,374)
   Transfers Between Subaccounts
     (including fixed account), Net        (100,601,067)    (75,919,959)
   Contract Charges                            (221,378)       (242,297)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period              (17,237)        (40,217)
   Increase (decrease) in Amounts
     Retained in Separate Account A                  --              --
                                         --------------  --------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     (151,292,430)   (106,187,276)
                                         --------------  --------------
Total Increase (Decrease) In Net Assets      53,815,917     (84,788,115)

NET ASSETS:
Beginning Of Period                       1,377,631,698   1,462,419,813
                                         --------------  --------------
End Of Period                            $1,431,447,615  $1,377,631,698
                                         ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                    VANGUARD                   VALIC COMPANY II
                                                   WELLINGTON            INTERNATIONAL SMALL CAP EQUITY
                                                      FUND                           FUND
                                         ------------------------------  ----------------------------
                                                   DIVISION 25                    DIVISION 33
                                         ------------------------------  ----------------------------
                                            FOR THE         FOR THE         FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              2012            2011            2012            2011
                                         --------------  --------------  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   25,247,005  $   27,295,002  $   6,660,384   $   5,579,348
   Net Realized Gains (Losses) From
     Securities Transactions                 38,196,146       1,917,116     24,661,789      (8,696,467)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                              98,235,509      10,310,979     69,861,221    (126,399,034)
                                         --------------  --------------  -------------   -------------
Increase (Decrease) In Net Assets From
  Operations                                161,678,660      39,523,097    101,183,394    (129,516,153)
                                         --------------  --------------  -------------   -------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                 115,827,792     124,604,012     40,658,610      60,754,038
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals          (149,452,317)   (160,306,398)   (52,016,940)    (54,431,298)
   Annuity Benefit Payments                     (66,485)        (61,135)        (4,038)         (5,085)
   Transfers Between Subaccounts
     (including fixed account), Net         (74,025,827)    (78,524,954)  (108,363,687)      5,704,636
   Contract Charges                            (203,398)       (214,310)       (77,183)        (86,339)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period             (149,275)       (100,295)           668            (264)
   Increase (decrease) in Amounts
     Retained in Separate Account A                  --              --             --              --
                                         --------------  --------------  -------------   -------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     (108,069,510)   (114,603,080)  (119,802,570)     11,935,688
                                         --------------  --------------  -------------   -------------
Total Increase (Decrease) In Net Assets      53,609,150     (75,079,983)   (18,619,176)   (117,580,465)

NET ASSETS:
Beginning Of Period                       1,483,510,169   1,558,590,152    519,834,569     637,415,034
                                         --------------  --------------  -------------   -------------
End Of Period                            $1,537,119,319  $1,483,510,169  $ 501,215,393   $ 519,834,569
                                         ==============  ==============  =============   =============

                                              VALIC COMPANY II
                                              SMALL CAP GROWTH
                                                    FUND
                                         -------------------------
                                                DIVISION 35
                                         -------------------------
                                           FOR THE      FOR THE
                                          YEAR ENDED   YEAR ENDED
                                         DECEMBER 31, DECEMBER 31,
                                             2012         2011
                                         ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  (533,350) $   (518,040)
   Net Realized Gains (Losses) From
     Securities Transactions              13,362,539     9,276,156
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                           (4,716,493)  (12,651,033)
                                         -----------  ------------
Increase (Decrease) In Net Assets From
  Operations                               8,112,696    (3,892,917)
                                         -----------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                8,339,414    10,576,367
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (7,144,974)   (5,632,177)
   Annuity Benefit Payments                       --            --
   Transfers Between Subaccounts
     (including fixed account), Net       (5,444,296)      326,040
   Contract Charges                          (10,065)      (10,806)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period              (536)         (685)
   Increase (decrease) in Amounts
     Retained in Separate Account A               --            --
                                         -----------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (4,260,457)    5,258,739
                                         -----------  ------------
Total Increase (Decrease) In Net Assets    3,852,239     1,365,822

NET ASSETS:
Beginning Of Period                       70,617,874    69,252,052
                                         -----------  ------------
End Of Period                            $74,470,113  $ 70,617,874
                                         ===========  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY II            VALIC COMPANY II            VALIC COMPANY II
                                               SMALL CAP VALUE             MID CAP GROWTH               MID CAP VALUE
                                                    FUND                        FUND                        FUND
                                         --------------------------  --------------------------  --------------------------
                                                 DIVISION 36                 DIVISION 37                 DIVISION 38
                                         --------------------------  --------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012          2011          2012          2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   (719,406) $    709,734  $   (832,412) $ (1,175,244) $ (1,695,968) $   (993,149)
   Net Realized Gains (Losses) From
     Securities Transactions               19,977,897    18,926,434    22,328,026    14,038,579    15,438,367     5,239,146
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            35,005,320   (54,687,699)   (6,380,567)  (21,551,335)  107,560,828   (59,712,848)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               54,263,811   (35,051,531)   15,115,047    (8,688,000)  121,303,227   (55,466,851)
                                         ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                35,048,419    39,307,904    12,910,043    18,811,699    48,776,533    46,045,685
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (41,798,271)  (41,235,569)  (12,892,161)  (14,277,423)  (62,380,555)  (56,341,661)
   Annuity Benefit Payments                    (4,614)       (5,076)          (88)          (91)       (9,425)      (10,429)
   Transfers Between Subaccounts
     (including fixed account), Net       (10,535,910)  (27,434,291)  (37,553,416)  (16,408,284)   12,838,237    90,818,480
   Contract Charges                           (67,023)      (73,601)      (41,847)      (56,140)      (84,382)      (90,687)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (11,697)          138        (1,012)         (100)        1,008       (10,802)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (17,369,096)  (29,440,495)  (37,578,481)  (11,930,339)     (858,584)   80,410,586
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets    36,894,715   (64,492,026)  (22,463,434)  (20,618,339)  120,444,643    24,943,735

NET ASSETS:
Beginning Of Period                       383,763,655   448,255,681   140,380,713   160,999,052   580,004,937   555,061,202
                                         ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                            $420,658,370  $383,763,655  $117,917,279  $140,380,713  $700,449,580  $580,004,937
                                         ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                             VALIC COMPANY II           VALIC COMPANY II             VALIC COMPANY II
                                           CAPITAL APPRECIATION          LARGE CAP VALUE           SOCIALLY RESPONSIBLE
                                                   FUND                       FUND                         FUND
                                         ------------------------  --------------------------  ----------------------------
                                                DIVISION 39                DIVISION 40                  DIVISION 41
                                         ------------------------  --------------------------  ----------------------------
                                           FOR THE      FOR THE      FOR THE       FOR THE        FOR THE        FOR THE
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2012         2011         2012          2011           2012           2011
                                         ------------ ------------ ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   (76,191) $   (67,128) $    930,228  $    484,441  $   4,353,386  $   3,771,581
   Net Realized Gains (Losses) From
     Securities Transactions               1,893,975    1,793,134     8,326,232    (1,003,584)    87,647,546      4,775,067
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            3,008,753   (2,444,165)   14,041,628    (7,525,364)    (5,248,946)    (3,244,491)
                                         -----------  -----------  ------------  ------------  -------------  -------------
Increase (Decrease) In Net Assets From
  Operations                               4,826,537     (718,159)   23,298,088    (8,044,507)    86,751,986      5,302,157
                                         -----------  -----------  ------------  ------------  -------------  -------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                3,276,143    3,105,665    14,918,338    16,763,320     45,490,873     61,197,608
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (2,456,271)  (3,349,156)  (13,697,011)  (15,743,376)   (65,260,569)   (72,804,509)
   Annuity Benefit Payments                       --           --           (47)          (47)        (3,535)        (3,385)
   Transfers Between Subaccounts
     (including fixed account), Net            9,328   (1,588,431)  (28,124,340)   (3,065,724)  (186,343,090)   (99,702,585)
   Contract Charges                           (3,814)      (3,822)      (47,581)      (62,287)       (57,836)       (63,120)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period                --           --          (766)          291            185            298
   Increase (decrease) in Amounts
     Retained in Separate Account A               --           --            --            --             --             --
                                         -----------  -----------  ------------  ------------  -------------  -------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions       825,386   (1,835,744)  (26,951,407)   (2,107,823)  (206,173,972)  (111,375,693)
                                         -----------  -----------  ------------  ------------  -------------  -------------
Total Increase (Decrease) In Net Assets    5,651,923   (2,553,903)   (3,653,319)  (10,152,330)  (119,421,986)  (106,073,536)

NET ASSETS:
Beginning Of Period                       28,216,412   30,770,315   155,197,325   165,349,655    656,164,038    762,237,574
                                         -----------  -----------  ------------  ------------  -------------  -------------
End Of Period                            $33,868,335  $28,216,412  $151,544,006  $155,197,325  $ 536,742,052  $ 656,164,038
                                         ===========  ===========  ============  ============  =============  =============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY II              VALIC COMPANY I             VALIC COMPANY II
                                               MONEY MARKET II           NASDAQ-100 (R) INDEX           AGGRESSIVE GROWTH
                                                    FUND                         FUND                    LIFESTYLE FUND
                                         --------------------------  ----------------------------  --------------------------
                                                 DIVISION 44                  DIVISION 46                  DIVISION 48
                                         --------------------------  ----------------------------  --------------------------
                                           FOR THE       FOR THE        FOR THE        FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011           2012           2011          2012          2011
                                         ------------  ------------  ------------    ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ (1,299,660) $ (1,313,665) $   (683,110) $     (689,128) $  2,334,017  $  2,390,459
   Net Realized Gains (Losses) From
     Securities Transactions                       --            --    10,103,088      23,283,468     1,523,238    (1,041,400)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                                    --            --    10,186,939     (20,392,972)   31,859,862    (3,507,626)
                                         ------------  ------------  ------------    ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               (1,299,660)   (1,313,665)   19,606,917       2,201,368    35,717,117    (2,158,567)
                                         ------------  ------------  ------------    ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                82,918,248    92,949,053    16,419,452      11,276,376    83,645,125    51,264,921
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (21,659,208)  (26,660,464)  (11,827,352)    (10,545,821)  (15,025,903)   (7,504,227)
   Annuity Benefit Payments                    (3,366)       (3,543)         (978)           (885)       (3,274)       (3,340)
   Transfers Between Subaccounts
     (including fixed account), Net       (79,407,945)  (58,674,862)   15,746,969      (2,966,069)   17,852,162    19,764,288
   Contract Charges                           (27,297)      (28,441)      (20,356)        (18,196)      (45,409)      (36,434)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period                519           500             3             (51)          (26)        1,725
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --              --            --            --
                                         ------------  ------------  ------------    ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (18,179,049)    7,582,243    20,317,738      (2,254,646)   86,422,675    63,486,933
                                         ------------  ------------  ------------    ------------  ------------  ------------
Total Increase (Decrease) In Net Assets   (19,478,709)    6,268,578    39,924,655         (53,278)  122,139,792    61,328,366

NET ASSETS:
Beginning Of Period                       192,060,202   185,791,624   115,066,803     115,120,081   214,835,656   153,507,290
                                         ------------  ------------  ------------    ------------  ------------  ------------
End Of Period                            $172,581,493  $192,060,202  $154,991,458    $115,066,803  $336,975,448  $214,835,656
                                         ============  ============  ============    ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY II            VALIC COMPANY II          VANGUARD LIFESTRATEGY
                                               MODERATE GROWTH           CONSERVATIVE GROWTH               GROWTH
                                               LIFESTYLE FUND              LIFESTYLE FUND                   FUND
                                         --------------------------  --------------------------  --------------------------
                                                 DIVISION 49                 DIVISION 50                 DIVISION 52
                                         --------------------------  --------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012          2011          2012          2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  4,613,457  $  4,209,921  $  2,841,585  $  2,390,355  $  1,847,023  $  1,260,944
   Net Realized Gains (Losses) From
     Securities Transactions                9,580,416     2,182,704     9,698,441     2,934,490     2,820,906     1,510,233
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            32,790,898    (5,815,549)    5,185,928    (2,479,704)   14,556,542    (7,916,866)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               46,984,771       577,076    17,725,954     2,845,141    19,224,471    (5,145,689)
                                         ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                               132,140,519    81,020,709    66,994,886    31,199,706    21,577,637    19,782,697
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (24,605,711)  (20,962,763)  (30,855,603)  (10,768,852)  (13,323,606)  (10,856,713)
   Annuity Benefit Payments                      (455)         (446)           --            --          (351)         (345)
   Transfers Between Subaccounts
     (including fixed account), Net        30,448,089    16,598,515    26,892,626    11,482,857    (7,777,895)   (3,104,923)
   Contract Charges                           (70,654)      (53,539)      (25,205)      (17,846)      (27,681)      (27,886)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period                 31            17       (24,753)       (5,981)       (2,280)       (2,549)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    137,911,819    76,602,493    62,981,951    31,889,884       445,824     5,790,281
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets   184,896,590    77,179,569    80,707,905    34,735,025    19,670,295       644,592

NET ASSETS:
Beginning Of Period                       313,624,691   236,445,122   135,918,690   101,183,665   146,997,562   146,352,970
                                         ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                            $498,521,281  $313,624,691  $216,626,595  $135,918,690  $166,667,857  $146,997,562
                                         ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            VANGUARD LIFESTRATEGY      VANGUARD LIFESTRATEGY        VALIC COMPANY II
                                               MODERATE GROWTH          CONSERVATIVE GROWTH             CORE BOND
                                                    FUND                       FUND                       FUND
                                         --------------------------  ------------------------  --------------------------
                                                 DIVISION 53                DIVISION 54                DIVISION 58
                                         --------------------------  ------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012         2011         2012          2011
                                         ------------  ------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  2,039,251  $  1,694,960  $   776,270  $   724,475  $  9,648,767  $  7,818,370
   Net Realized Gains (Losses) From
     Securities Transactions                4,148,895     1,441,161    3,181,307    1,458,276    16,300,596     3,487,341
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            11,247,298    (4,758,482)   1,178,232   (1,869,088)      597,855     4,501,291
                                         ------------  ------------  -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               17,435,444    (1,622,361)   5,135,809      313,663    26,547,218    15,807,002
                                         ------------  ------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                28,406,341    22,787,689   12,009,558   10,103,957    53,393,881    36,247,698
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (16,848,762)  (12,244,382)  (8,685,741)  (7,969,746)  (44,736,456)  (32,371,276)
   Annuity Benefit Payments                      (511)         (501)        (499)        (286)       (1,559)       (1,533)
   Transfers Between Subaccounts
     (including fixed account), Net        (6,686,269)   (2,191,195)   1,684,940     (990,972)   46,098,116   112,671,825
   Contract Charges                           (30,689)      (30,302)     (10,558)     (10,229)      (29,164)      (25,493)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period                 17            18           41        5,940           257           205
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --           --           --            --            --
                                         ------------  ------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions      4,840,127     8,321,327    4,997,741    1,138,664    54,725,075   116,521,426
                                         ------------  ------------  -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net Assets    22,275,571     6,698,966   10,133,550    1,452,327    81,272,293   132,328,428

NET ASSETS:
Beginning Of Period                       165,256,042   158,557,076   64,120,220   62,667,893   378,574,498   246,246,070
                                         ------------  ------------  -----------  -----------  ------------  ------------
End Of Period                            $187,531,613  $165,256,042  $74,253,770  $64,120,220  $459,846,791  $378,574,498
                                         ============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY II            VALIC COMPANY II
                                               STRATEGIC BOND              HIGH YIELD BOND                  ARIEL
                                                    FUND                        FUND                        FUND
                                         --------------------------  --------------------------  --------------------------
                                                 DIVISION 59                 DIVISION 60                 DIVISION 68
                                         --------------------------  --------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012          2011          2012          2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ 18,646,452  $ 21,795,459  $ 13,497,938  $ 14,108,224  $     81,375  $ (2,789,271)
   Net Realized Gains (Losses) From
     Securities Transactions                7,883,101     3,465,955     3,292,826     8,366,945    11,755,341     5,518,424
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            31,720,446   (10,395,014)   12,946,413   (15,114,570)   48,149,551   (50,727,746)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               58,249,999    14,866,400    29,737,177     7,360,599    59,986,267   (47,998,593)
                                         ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                81,547,152    60,524,818    29,489,386    25,420,132    19,131,077    26,779,322
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (49,271,539)  (43,707,457)  (23,530,160)  (20,969,637)  (31,582,603)  (31,910,957)
   Annuity Benefit Payments                    (7,952)       (7,336)         (844)       (1,066)      (35,962)      (39,286)
   Transfers Between Subaccounts
     (including fixed account), Net        39,102,687    31,041,092    47,880,038    (2,048,699)  (26,291,426)  (14,916,822)
   Contract Charges                           (54,356)      (49,416)      (33,264)      (32,911)      (59,759)      (65,689)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (14,804)       17,092            51            15           339         1,655
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     71,301,188    47,818,793    53,805,207     2,367,834   (38,838,334)  (20,151,777)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets   129,551,187    62,685,193    83,542,384     9,728,433    21,147,933   (68,150,370)

NET ASSETS:
Beginning Of Period                       474,359,502   411,674,309   216,844,477   207,116,044   328,301,658   396,452,028
                                         ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                            $603,910,689  $474,359,502  $300,386,861  $216,844,477  $349,449,591  $328,301,658
                                         ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    ARIEL                   LOU HOLLAND              VALIC COMPANY I
                                                APPRECIATION                  GROWTH                BLUE CHIP GROWTH
                                                    FUND                       FUND                       FUND
                                         --------------------------  ------------------------  --------------------------
                                                 DIVISION 69                DIVISION 70                DIVISION 72
                                         --------------------------  ------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012         2011         2012          2011
                                         ------------  ------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   (324,459) $ (1,610,921) $  (518,290) $  (464,324) $ (3,635,266) $ (3,516,805)
   Net Realized Gains (Losses) From
     Securities Transactions               39,394,523    (1,682,400)   6,734,916    3,764,305    13,454,036    17,924,777
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                             6,845,599   (20,571,034)    (176,115)  (2,033,428)   49,742,906   (12,253,207)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               45,915,663   (23,864,355)   6,040,511    1,266,553    59,561,676     2,154,765
                                         ------------  ------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                19,222,024    22,188,734    4,775,741    3,600,111    45,510,301    42,365,268
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (23,052,781)  (23,731,260)  (4,384,069)  (4,170,556)  (38,018,978)  (36,094,957)
   Annuity Benefit Payments                   (41,375)      (45,849)      (1,013)      (1,195)       (2,292)       (2,811)
   Transfers Between Subaccounts
     (including fixed account), Net       (10,129,913)   (3,602,433)     960,154    3,765,467   (11,684,265)  (33,165,222)
   Contract Charges                           (47,290)      (51,437)      (4,673)      (4,357)      (66,837)      (68,742)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (11,532)      (30,571)          28       (6,399)         (137)      (18,818)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --           --           --            --            --
                                         ------------  ------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (14,060,867)   (5,272,816)   1,346,168    3,183,071    (4,262,208)  (26,985,282)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net Assets    31,854,796   (29,137,171)   7,386,679    4,449,624    55,299,468   (24,830,517)

NET ASSETS:
Beginning Of Period                       255,759,849   284,897,020   55,163,855   50,714,231   352,235,570   377,066,087
                                         ------------  ------------  -----------  -----------  ------------  ------------
End Of Period                            $287,614,645  $255,759,849  $62,550,534  $55,163,855  $407,535,038  $352,235,570
                                         ============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                               HEALTH SCIENCES                  VALUE             BROAD CAP VALUE INCOME
                                                    FUND                        FUND                       FUND
                                         --------------------------  --------------------------  ------------------------
                                                 DIVISION 73                 DIVISION 74                DIVISION 75
                                         --------------------------  --------------------------  ------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2012          2011          2012          2011          2012         2011
                                         ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ (2,686,977) $ (1,197,574) $  1,212,593  $    450,905  $   (89,369) $   228,641
   Net Realized Gains (Losses) From
     Securities Transactions               25,406,696    17,066,420    16,469,110     5,091,159    1,768,400      144,921
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            44,970,145     1,079,581    (1,313,941)   (9,666,702)   1,847,757     (421,689)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                               67,689,864    16,948,427    16,367,762    (4,124,638)   3,526,788      (48,127)
                                         ------------  ------------  ------------  ------------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                26,397,686    16,115,872     8,572,673    12,500,913    3,241,098    4,882,268
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (21,843,261)  (17,778,631)  (10,297,261)  (12,997,021)  (2,389,322)  (2,137,141)
   Annuity Benefit Payments                    (8,627)       (6,969)          (17)          (17)          --           --
   Transfers Between Subaccounts
     (including fixed account), Net        29,766,487    11,889,549   (38,267,274)   (5,083,468)     492,286    2,199,380
   Contract Charges                           (36,079)      (31,571)      (14,087)      (16,967)      (3,810)      (3,744)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period             38,805        (5,416)            2             1           --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --           --   (2,492,533)
                                         ------------  ------------  ------------  ------------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     34,315,011    10,182,834   (40,005,964)   (5,596,559)   1,340,252    2,448,230
                                         ------------  ------------  ------------  ------------  -----------  -----------
Total Increase (Decrease) In Net Assets   102,004,875    27,131,261   (23,638,202)   (9,721,197)   4,867,040    2,400,103

NET ASSETS:
Beginning Of Period                       213,410,667   186,279,406   114,983,216   124,704,413   26,599,560   24,199,457
                                         ------------  ------------  ------------  ------------  -----------  -----------
End Of Period                            $315,415,542  $213,410,667  $ 91,345,014  $114,983,216  $31,466,600  $26,599,560
                                         ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                                    LARGE CAP CORE            INFLATION PROTECTED               GROWTH
                                                         FUND                        FUND                        FUND
                                              --------------------------  --------------------------  --------------------------
                                                      DIVISION 76                 DIVISION 77                 DIVISION 78
                                              --------------------------  --------------------------  --------------------------
                                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                  2012          2011          2012          2011          2012          2011
                                              ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)               $     88,317  $    (14,894) $  6,779,778  $  2,172,853  $ (1,856,741) $ (1,810,384)
   Net Realized Gains (Losses) From
     Securities Transactions                    22,607,798    11,574,461     6,220,144     3,765,202    15,055,955    13,756,286
   Net Change In Unrealized Appreciation
     (Depreciation) During The Period           (1,376,202)  (14,085,074)   11,813,839    19,027,226    83,680,280   (23,299,685)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                                    21,319,913    (2,525,507)   24,813,761    24,965,281    96,879,494   (11,353,783)
                                              ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners       13,566,481    16,926,204    68,232,153    48,958,412    44,809,897    46,017,641
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals              (11,989,113)  (11,632,263)  (32,708,337)  (26,752,677)  (64,609,390)  (61,076,694)
   Annuity Benefit Payments                         (2,833)       (2,687)       (2,118)       (1,653)      (17,779)      (16,915)
   Transfers Between Subaccounts (including
     fixed account), Net                       (11,097,463)   (5,485,515)   22,334,346    35,326,972     9,597,065   (17,815,543)
   Contract Charges                                (38,326)      (45,066)      (38,166)      (29,780)     (177,373)     (193,616)
   Adjustments to Net Assets Allocated to
     Contracts in Payout Period                      1,429         1,455       (12,419)       12,251          (496)       15,073
   Increase (decrease) in Amounts Retained
     in Separate Account A                              --            --            --            --            --            --
                                              ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net Assets
     From Contract Transactions                 (9,559,825)     (237,872)   57,805,459    57,513,525   (10,398,076)  (33,070,054)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets         11,760,088    (2,763,379)   82,619,220    82,478,806    86,481,418   (44,423,837)

NET ASSETS:
Beginning Of Period                            124,377,005   127,140,384   330,664,284   248,185,478   703,254,948   747,678,785
                                              ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                                 $136,137,093  $124,377,005  $413,283,504  $330,664,284  $789,736,366  $703,254,948
                                              ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       VALIC COMPANY I               SUNAMERICA                SUNAMERICA
                                                  LARGE CAPITAL GROWTH FUND     2015 HIGH WATERMARK        2020 HIGH WATERMARK
                                                            FUND                        FUND                      FUND
                                                 --------------------------  -------------------------  ------------------------
                                                         DIVISION 79                DIVISION 81                DIVISION 82
                                                 --------------------------  -------------------------  ------------------------
                                                   FOR THE       FOR THE       FOR THE       FOR THE      FOR THE      FOR THE
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                     2012          2011          2012          2011         2012         2011
                                                 ------------  ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)                  $ (2,669,078) $ (2,524,858) $   (188,339) $   220,932  $   191,945  $   240,248
   Net Realized Gains (Losses) From Securities
     Transactions                                  31,983,202     2,931,209      (588,322)     307,821    1,124,396      312,144
   Net Change In Unrealized Appreciation
     (Depreciation) During The Period               8,755,878   (26,079,929)      697,471      460,945     (790,780)   1,770,978
                                                 ------------  ------------  ------------  -----------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                                       38,070,002   (25,673,578)      (79,190)     989,698      525,561    2,323,370
                                                 ------------  ------------  ------------  -----------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners          17,129,972    17,905,980        82,037      158,834    1,313,562    1,922,857
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals                 (32,853,887)  (30,819,111)   (2,248,390)  (2,446,786)  (2,490,422)  (1,079,828)
   Annuity Benefit Payments                            (8,993)       (8,889)           --           --           --           --
   Transfers Between Subaccounts (including
     fixed account), Net                          (16,630,823)  (15,204,677)  (18,215,041)  (2,596,951)  (2,380,243)     597,479
   Contract Charges                                   (97,358)     (106,543)       (3,354)      (4,314)      (3,541)      (3,650)
   Adjustments to Net Assets Allocated to
     Contracts in Payout Period                           989         7,220            --           --           --           --
   Increase (decrease) in Amounts Retained in
     Separate Account A                                    --            --            --           --           --           --
                                                 ------------  ------------  ------------  -----------  -----------  -----------
   Net Increase (Decrease) In Net Assets From
     Contract Transactions                        (32,460,100)  (28,226,020)  (20,384,748)  (4,889,217)  (3,560,644)   1,436,858
                                                 ------------  ------------  ------------  -----------  -----------  -----------
Total Increase (Decrease) In Net Assets             5,609,902   (53,899,598)  (20,463,938)  (3,899,519)  (3,035,083)   3,760,228

NET ASSETS:
Beginning Of Period                               337,606,174   391,505,772    20,463,938   24,363,457   18,750,920   14,990,692
                                                 ------------  ------------  ------------  -----------  -----------  -----------
End Of Period                                    $343,216,076  $337,606,174  $         --  $20,463,938  $15,715,837  $18,750,920
                                                 ============  ============  ============  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                   VALIC COMPANY I             VALIC COMPANY I
                                                              MID CAP STRATEGIC GROWTH    SMALL CAP SPECIAL VALUES
                                                                        FUND                        FUND
                                                             --------------------------  --------------------------
                                                                     DIVISION 83                 DIVISION 84
                                                             --------------------------  --------------------------
                                                               FOR THE       FOR THE       FOR THE       FOR THE
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                 2012          2011          2012          2011
                                                             ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                              $ (2,381,294) $ (1,372,456) $   (643,323) $   (349,766)
   Net Realized Gains (Losses) From Securities Transactions    23,938,975     4,975,950    10,517,309      (957,000)
   Net Change In Unrealized Appreciation (Depreciation)
     During The Period                                         (1,771,104)  (23,715,515)   13,793,897   (10,597,242)
                                                             ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From Operations              19,786,577   (20,112,021)   23,667,883   (11,904,008)
                                                             ============  ============  ============  ============
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                      11,989,501    15,710,613    10,152,556    11,378,155
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals                                              (23,364,548)  (25,988,463)  (16,315,448)  (17,252,883)
   Annuity Benefit Payments                                        (2,384)       (3,251)      (13,577)      (15,513)
   Transfers Between Subaccounts (including fixed account),
     Net                                                      (20,473,584)  (20,242,861)  (11,138,274)   (4,488,836)
   Contract Charges                                               (60,227)      (66,547)      (27,701)      (30,416)
   Adjustments to Net Assets Allocated to Contracts in
     Payout Period                                                   (360)       (6,691)         (613)       (9,270)
   Increase (decrease) in Amounts Retained in Separate
     Account A                                                         --            --            --            --
                                                             ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net Assets From Contract
     Transactions                                             (31,911,602)  (30,597,200)  (17,343,057)  (10,418,763)
                                                             ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets                       (12,125,025)  (50,709,221)    6,324,826   (22,322,771)

NET ASSETS:
Beginning Of Period                                           245,808,797   296,518,017   182,403,429   204,726,199
                                                             ------------  ------------  ------------  ------------
End Of Period                                                $233,683,772  $245,808,797  $188,728,255  $182,403,429
                                                             ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                             VALIC COMPANY I            VALIC COMPANY I
                                                                                SMALL MID             SMALL CAP AGGRESSIVE
                                                                               GROWTH FUND                GROWTH FUND
                                                                       --------------------------  -------------------------
                                                                               DIVISION 85                DIVISION 86
                                                                       --------------------------  -------------------------
                                                                         FOR THE       FOR THE       FOR THE      FOR THE
                                                                        YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                                           2012          2011          2012         2011
                                                                       ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                                        $   (994,079) $ (1,033,415) $  (720,035) $   (769,573)
   Net Realized Gains (Losses) From Securities Transactions               4,577,918       886,932    4,660,772    13,892,353
   Net Change In Unrealized Appreciation (Depreciation) During The
     Period                                                               6,667,723    (5,464,966)   5,756,323   (21,999,685)
                                                                       ------------  ------------  -----------  ------------
Increase (Decrease) In Net Assets From Operations                        10,251,562    (5,611,449)   9,697,060    (8,876,905)
                                                                       ------------  ------------  -----------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                                 6,143,021     7,371,549    5,773,829     6,937,197
   Surrenders Of Accumulation Units By Terminations And Withdrawals      (9,319,741)  (10,068,955)  (7,479,044)   (8,488,210)
   Annuity Benefit Payments                                                    (473)         (477)        (410)         (413)
   Transfers Between Subaccounts (including fixed account), Net          (4,081,059)   (6,038,381)  (4,588,064)   (8,765,136)
   Contract Charges                                                         (16,753)      (18,523)     (11,343)      (12,022)
   Adjustments to Net Assets Allocated to Contracts in Payout Period           (233)          195            2            92
   Increase (decrease) in Amounts Retained in Separate Account A                 --            --           --            --
                                                                       ------------  ------------  -----------  ------------
   Net Increase (Decrease) In Net Assets From Contract Transactions      (7,275,238)   (8,754,592)  (6,305,030)  (10,328,492)
                                                                       ------------  ------------  -----------  ------------
Total Increase (Decrease) In Net Assets                                   2,976,324   (14,366,041)   3,392,030   (19,205,397)

NET ASSETS:
Beginning Of Period                                                      98,729,727   113,095,768   70,523,514    89,728,911
                                                                       ------------  ------------  -----------  ------------
End Of Period                                                          $101,706,051  $ 98,729,727  $73,915,544  $ 70,523,514
                                                                       ============  ============  ===========  ============

                                                                             VALIC COMPANY I             VALIC COMPANY I
                                                                           EMERGING ECONOMIES            GLOBAL STRATEGY
                                                                                  FUND                        FUND
                                                                       --------------------------  --------------------------
                                                                               DIVISION 87                 DIVISION 88
                                                                       --------------------------  --------------------------
                                                                         FOR THE       FOR THE       FOR THE       FOR THE
                                                                        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                           2012          2011          2012          2011
                                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                                        $ (1,011,550) $    129,163  $ 21,954,873  $ 17,363,127
   Net Realized Gains (Losses) From Securities Transactions               6,403,363    (7,844,070)   26,306,670     4,561,859
   Net Change In Unrealized Appreciation (Depreciation) During The
     Period                                                              48,890,363   (27,164,827)   30,407,518   (36,193,357)
                                                                       ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From Operations                        54,282,176   (34,879,734)   78,669,061   (14,268,371)
                                                                       ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                                38,692,026    15,053,807    31,999,686    38,446,014
   Surrenders Of Accumulation Units By Terminations And Withdrawals     (44,009,278)  (19,294,921)  (38,700,181)  (49,609,115)
   Annuity Benefit Payments                                                  (3,852)       (4,498)      (46,692)      (47,563)
   Transfers Between Subaccounts (including fixed account), Net         318,248,726     3,871,602   (88,916,763)  (25,538,217)
   Contract Charges                                                         (99,986)      (66,526)      (57,759)      (62,643)
   Adjustments to Net Assets Allocated to Contracts in Payout Period        (23,367)       23,562       (16,632)       15,773
   Increase (decrease) in Amounts Retained in Separate Account A                 --            --            --            --
                                                                       ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net Assets From Contract Transactions     312,804,269      (416,974)  (95,738,341)  (36,795,751)
                                                                       ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets                                 367,086,445   (35,296,708)  (17,069,280)  (51,064,122)

NET ASSETS:
Beginning Of Period                                                     219,562,966   254,859,674   459,716,466   510,780,588
                                                                       ------------  ------------  ------------  ------------
End Of Period                                                          $586,649,411  $219,562,966  $442,647,186  $459,716,466
                                                                       ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         VALIC COMPANY I              VALIC COMPANY I
                                                                          FOREIGN VALUE             GLOBAL REAL ESTATE
                                                                              FUND                         FUND
                                                                  ----------------------------  --------------------------
                                                                           DIVISION 89                 DIVISION 101
                                                                  ----------------------------  --------------------------
                                                                     FOR THE        FOR THE       FOR THE       FOR THE
                                                                    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                       2012           2011          2012          2011
                                                                  -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                                   $  18,664,688  $  15,479,819  $  2,178,077  $  3,180,720
   Net Realized Gains (Losses) From Securities Transactions             681,052      1,241,425    17,697,040    29,157,805
   Net Change In Unrealized Appreciation (Depreciation) During
     The Period                                                     119,569,909   (148,313,318)   52,872,149   (54,958,669)
                                                                  -------------  -------------  ------------  ------------
Increase (Decrease) In Net Assets From Operations                   138,915,649   (131,592,074)   72,747,266   (22,620,144)
                                                                  -------------  -------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                            61,706,544     78,479,784    32,366,015    36,945,983
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals                                                    (83,130,343)   (93,720,882)  (25,605,435)  (19,836,656)
   Annuity Benefit Payments                                              (6,323)        (7,883)         (283)          (81)
   Transfers Between Subaccounts (including fixed account), Net     (81,528,990)     2,925,446     2,672,015      (764,503)
   Contract Charges                                                    (129,804)      (142,335)      (47,234)      (50,358)
   Adjustments to Net Assets Allocated to Contracts in Payout
     Period                                                              (4,917)         3,813            10           222
   Increase (decrease) in Amounts Retained in Separate Account A             --             --            --            --
                                                                  -------------  -------------  ------------  ------------
   Net Increase (Decrease) In Net Assets From Contract
     Transactions                                                  (103,093,833)   (12,462,057)    9,385,088    16,294,607
                                                                  -------------  -------------  ------------  ------------
Total Increase (Decrease) In Net Assets                              35,821,816   (144,054,131)   82,132,354    (6,325,537)

NET ASSETS:
Beginning Of Period                                                 831,210,832    975,264,963   244,296,977   250,622,514
                                                                  -------------  -------------  ------------  ------------
End Of Period                                                     $ 867,032,648  $ 831,210,832  $326,429,331  $244,296,977
                                                                  =============  =============  ============  ============

                                                                     INVESCO BALANCE-RISK         VALIC COMPANY I
                                                                      COMMODITY STRATEGY        DYNAMIC ALLOCATION
                                                                             FUND                      FUND
                                                                  -------------------------  -------------------------
                                                                         DIVISION 102            DIVISION 103/(1)/
                                                                  -------------------------  -------------------------
                                                                    FOR THE       FOR THE      FOR THE      FOR THE
                                                                   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                      2012          2011         2012         2011
                                                                  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                                   $  2,634,254   $   (4,915) $        --      $--
   Net Realized Gains (Losses) From Securities Transactions             50,827         (507)          --       --
   Net Change In Unrealized Appreciation (Depreciation) During
     The Period                                                    (12,209,519)    (187,192)     (20,000)      --
                                                                  ------------   ----------  -----------      ---
Increase (Decrease) In Net Assets From Operations                   (9,524,438)    (192,614)     (20,000)      --
                                                                  ------------   ----------  -----------      ---
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                           17,897,168      413,195           --       --
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals                                                   (13,410,281)      25,118           --       --
   Annuity Benefit Payments                                                 --           --           --       --
   Transfers Between Subaccounts (including fixed account), Net    214,442,320    4,526,596        1,275       --
   Contract Charges                                                    (38,048)         (39)          --       --
   Adjustments to Net Assets Allocated to Contracts in Payout
     Period                                                                 --           --           --       --
   Increase (decrease) in Amounts Retained in Separate Account A            --           --   10,000,000       --
                                                                  ------------   ----------  -----------      ---
   Net Increase (Decrease) In Net Assets From Contract
     Transactions                                                  218,891,159    4,964,870   10,001,275       --
                                                                  ------------   ----------  -----------      ---
Total Increase (Decrease) In Net Assets                            209,366,721    4,772,256    9,981,275       --

NET ASSETS:
Beginning Of Period                                                  4,772,256           --           --       --
                                                                  ------------   ----------  -----------      ---
End Of Period                                                     $214,138,977   $4,772,256  $ 9,981,275      $--
                                                                  ============   ==========  ===========      ===

(1)Fund commenced operations on December 31, 2012.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account includes the following variable annuity products:
Portfolio Director, Group Unit Purchase, IMPACT, Independence Plus, Potentia, and Equity Director.

The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is American General Distributors, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

VALIC serves as the investment adviser to the VALIC Company I and II Series (formerly AIG Retirement Company I and II). VALIC also serves as the transfer agent and accounting services agent to the VALIC Company I and II Series. SunAmerica Asset Management Corporation ("SAAMCO"), an affiliate of VALIC, serves as investment sub-adviser to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

Effective October 1, 2011, VALIC Company I Global Equity Fund and the VALIC Company I International Growth I Fund changed their names to the VALIC Company I Emerging Economies Fund and the VALIC Company I International Growth Fund, respectively. On November 1, 2011, the Invesco Balanced-Risk Commodity Strategy Fund commenced operations. On October 26, 2012, the SunAmerica 2015 High Watermark Fund closed. Effective December 31, 2012 the VALIC Company I Dynamic Allocation Fund commenced operations.

The Separate Account is comprised of sixty six sub-accounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

VALIC COMPANY I FUNDS

Capital Conservation Fund (Division 1 and 7)      Blue Chip Growth Fund (Division 72)
Money Market I Fund (Division 2 and 6)            Health Sciences Fund (Division 73)
Mid Cap Index Fund (Division 4)                   Value Fund (Division 74)
Asset Allocation Fund (Division 5)                Broad Cap Value Income Fund (Division 75)
Government Securities Fund (Division 8)           Large Cap Core Fund (Division 76)
Stock Index Fund (Divisions 10A, B, C, and D)     Inflation Protected Fund (Division 77)
International Equities Fund (Division 11)         Growth Fund (Division 78)
Global Social Awareness Fund (Division 12)        Large Capital Growth Fund (Division 79)
International Government Bond Fund (Division 13)  Mid Cap Strategic Growth Fund (Division 83)
Small Cap Index Fund (Division 14)                Small Cap Special Values Fund (Division 84)
Core Equity Fund (Division 15)                    Small Mid Growth Fund (Division 85)
Growth & Income Fund (Division 16)                Small Cap Aggressive Growth Fund (Division 86)
Science & Technology Fund (Division 17)           Emerging Economies Fund (Division 87)
Small Cap Fund (Division 18)                      Global Strategy Fund (Division 88)
International Growth Fund (Division 20)           Foreign Value Fund (Division 89)
Dividend Value Fund (Division 21)                 Global Real Estate Fund (Division 101)
                                                  Dynamic Allocation Fund (Division 103)
Nasdaq-100(R) Index Fund (Division 46)

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION (CONTINUED)

VALIC COMPANY II FUNDS

International Small Cap Equity Fund (Division 33)  Money Market II Fund (Division 44)
Small Cap Growth Fund (Division 35)                Aggressive Growth Lifestyle Fund (Division 48)
Small Cap Value Fund (Division 36)                 Moderate Growth Lifestyle Fund (Division 49)
Mid Cap Growth Fund (Division 37)                  Conservative Growth Lifestyle Fund (Division 50)
Mid Cap Value Fund (Division 38)                   Core Bond Fund (Division 58)
Capital Appreciation Fund (Division 39)            Strategic Bond Fund (Division 59)
Large Cap Value Fund (Division 40)                 High Yield Bond Fund (Division 60)
Socially Responsible Fund (Division 41)

OTHER FUNDS

Vanguard Long-Term Investment-Grade Fund (Division 22)        Ariel Fund (Division 68)
Vanguard Long-Term Treasury Fund (Division 23)                Ariel Appreciation Fund (Division 69)
Vanguard Windsor II Fund (Division 24)                        Lou Holland Growth Fund (Division 70)
Vanguard Wellington Fund (Division 25)                        SunAmerica 2020 High Watermark Fund (Division 82)
Vanguard LifeStrategy Growth Fund (Division 52)               Invesco Balanced-Risk Commodity Strategy Fund
Vanguard LifeStrategy Moderate Growth Fund (Division 53)      (Division 102)
Vanguard LifeStrategy Conservative Growth Fund (Division 54)

The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

In addition to the sixty six divisions above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the Portfolio Director prospectus, Group Unit Purchase prospectus, IMPACT prospectus, Independence Plus prospectus, and/or the Potentia prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principals general accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Participants are able to elect assumed interest rates between 3.0% and 6.0% in determining annuity payments. Reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. VALIC received a net mortality transfer from the Separate Account of $583,654 and $362,484 for the years ended December 31, 2012 and 2011, respectively.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

FEDERAL INCOME TAXES: VALIC qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2012 consist of investments registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2011, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2011, is presented.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

MORTALITY AND EXPENSE RISK CHARGE: Deductions for mortality and expense risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each division is shown in the table below. The charges range from 0.21% to 2.10% based on the average daily net asset value of each division. The exact rate depends on the particular product issued and the division selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the Statement of Operations.

DIVISIONS                                                            RISK CHARGES
---------                                                            ------------
Group Unit Purchase                                0.85% on the first $10 million
10B                                                0.425% on the next $90 million
                                                   0.21% on the excess over $100 million

Portfolio Director, Impact, Independence Plus      0.40% - 1.85%
1, 2, 4 through 8, 10A, 10C, 10D, 11 through 18,
  20, 21, 30, 33, 35 through 41, 44 through 46,
  48 through 50, 58 through 60, 72 through 80, 83
  through 103

Portfolio Director                                 0.65% - 1.25%
22 through 28, 31, 32, 47, 52 through 57,
  61 through 71, 82

Potentia Product                                   0.95% - 1.45%
4, 6, 10C, 12, 14, 16, 17, 26 through 28, 31, 35,
  39, 47 through 50, 58, 59, 78, 79, 83, 87

Equity Director                                    1.60% - 2.10%
1 through 80, 83 through 102

Mortality and expense risk charges of the Separate Account's divisions' 10A and 10B (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

DIVISIONS                                                         EXPENSE LIMITATIONS
---------                                                         -------------------
Group Unit Purchase                                1.4157% on the first $359,065,787
10A                                                1.36% on the next $40,934,213
                                                   1.32% on the excess over $400 million

10B                                                0.6966% on the first $25,434,267
                                                   0.50% on the first $74,565,733
                                                   0.25% on the excess over $100 million

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS (CONTINUED)

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the division investing in that Fund. In addition, VALIC currently reimburses or credits certain divisions a portion of VALIC's mortality and expense risk charges, as shown in the table above. The reimbursements are included on the reimbursement of expenses line of the Statement of Operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rates shown below.

           DIVISIONS                                EXPENSE REDUCTION
           ---------                                -----------------
           22, 23, 32, 33, 35 through 41, 44, 48
             through 50, 58 through 71                    0.25%

ACCOUNT MAINTENANCE CHARGE: An account maintenance charge of $3.75 is assessed on each contract (except those relating to divisions 10A and 10B, contracts within division 10D are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the divisions. Account maintenance charges for all divisions in the Separate Account totaled $4,032,742 and $4,208,644 for the years ended December 31, 2012 and 2011, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: When money is withdrawn from a participant's account, a surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $4,257,806 and $3,933,292 for the years ended December 31, 2012 and 2011, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments into divisions 10A and 10B are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $6,270 and $117 for the year ended December 31, 2012, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. VALIC received $6,354 and $213 for the year ended December 31, 2011, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the purchase payments line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

GUARANTEED MINIMUM WITHDRAWAL CHARGE: An optional annualized fee percentage of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all divisions in the Separate Account totaled $18,560,128 and $10,650,607 for the years ended December 31, 2012 and 2011, respectively. These charges are paid by redemption of units outstanding and are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OTHER MATTERS RELATED TO SEPARATE ACCOUNT CHARGES: Capital surplus (which represents VALIC's investment in the Separate Account) amounts reflected in the statements of net assets for Divisions 44, 75, 77 and 101 are not subject to contract owner charges since they do not represent reserves for annuity contracts issued.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2012 consist of the following:

                                                                   COST OF     PROCEEDS FROM
UNDERLYING FUND                                       DIVISION SHARES ACQUIRED  SHARES SOLD
---------------                                       -------- --------------- -------------
VALIC Company I Capital Conservation Fund                 1     $  1,048,686   $ 16,535,818
VALIC Company I Capital Conservation Fund                 7       56,508,627      4,325,264
VALIC Company I Money Market I Fund                       2           25,531        123,129
VALIC Company I Money Market I Fund                       6      102,928,057    128,006,024
VALIC Company I Mid Cap Index Fund                        4      169,634,730    217,066,638
VALIC Company I Asset Allocation Fund                     5       29,031,599     24,429,677
VALIC Company I Government Securities Fund                8       20,448,854     22,378,830
VALIC Company I Stock Index Fund                        10A        1,048,686     16,535,818
VALIC Company I Stock Index Fund                        10B           69,037      1,184,530
VALIC Company I Stock Index Fund                        10C      147,600,960    273,402,733
VALIC Company I Stock Index Fund                        10D          289,919      1,155,772
VALIC Company I International Equities Fund              11      140,307,686    234,926,716
VALIC Company I Global Social Awareness Fund             12       14,550,186     39,834,438
VALIC Company I International Government Bond Fund       13       36,427,314     60,534,463
VALIC Company I Small Cap Index Fund                     14       27,702,146    106,314,479
VALIC Company I Core Equity Fund                         15        6,249,715     26,156,860
VALIC Company I Growth & Income Fund                     16        6,148,449     11,173,792
VALIC Company I Science & Technology Fund                17       10,197,573     88,890,157
VALIC Company I Small Cap Fund                           18        4,666,315     40,775,170
VALIC Company I International Growth Fund                20       56,063,972     52,899,750
VALIC Company I Dividend Value Fund                      21      164,722,098     15,143,651
Vanguard LT Investment-Grade Fund                        22       92,818,851     34,440,738
Vanguard LT Treasury Fund                                23       46,734,143     51,901,810
Vanguard Windsor II Fund                                 24       45,612,434    179,423,833
Vanguard Wellington Fund                                 25       98,594,078    160,001,706
VALIC Company II International Small Cap Equity Fund     33       21,968,337    134,692,530
VALIC Company II Small Cap Growth Fund                   35       17,665,284     16,015,242
VALIC Company II Small Cap Value Fund                    36       35,788,527     46,215,829
VALIC Company II Mid Cap Growth Fund                     37       10,366,925     47,209,853
VALIC Company II Mid Cap Value Fund                      38       52,172,924     54,171,531
VALIC Company II Capital Appreciation Fund               39        5,916,451      5,152,601
VALIC Company II Large Cap Value Fund                    40        7,969,060     33,819,003
VALIC Company II Socially Responsible Fund               41       15,924,691    217,142,379
VALIC Company II Money Market II Fund                    44       66,856,360     86,308,617
VALIC Company I Nasdaq-100(R) Index Fund                 46       38,440,498     15,060,309
VALIC Company II Aggressive Growth Lifestyle Fund        48      108,629,083     19,795,793
VALIC Company II Moderate Growth Lifestyle Fund          49      170,479,809     19,835,114
VALIC Company II Conservative Growth Lifestyle Fund      50      107,493,048     37,530,992
Vanguard LifeStrategy Growth Fund                        52       19,820,109     15,607,673
Vanguard LifeStrategy Moderate Growth Fund               53       27,278,870     17,104,066

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                               COST OF     PROCEEDS FROM
UNDERLYING FUND                                   DIVISION SHARES ACQUIRED  SHARES SOLD
---------------                                   -------- --------------- -------------
Vanguard LifeStrategy Conservative Growth Fund       54       15,948,239      8,335,055
VALIC Company II Core Bond Fund                      58      126,697,408     53,702,320
VALIC Company II Strategic Bond Fund                 59      119,278,901     23,676,989
VALIC Company II High Yield Bond Fund                60       87,540,167     19,999,377
Ariel Fund                                           68       11,682,215     50,141,484
Ariel Appreciation Fund                              69       48,321,283     33,840,212
Lou Holland Growth Fund                              70       13,287,877      9,045,790
VALIC Company I Blue Chip Growth Fund                72       25,229,504     32,858,929
VALIC Company I Health Sciences Fund                 73       67,030,437     16,821,062
VALIC Company I Value Fund                           74        4,825,440     43,535,584
VALIC Company I Broad Cap Value Income Fund          75        7,799,010      6,545,533
VALIC Company I Large Cap Core Fund                  76       30,523,201     23,846,578
VALIC Company I Inflation Protected Fund             77       98,326,646     33,186,347
VALIC Company I Growth Fund                          78       57,230,904     69,223,956
VALIC Company I Large Capital Growth Fund            79       32,890,521     39,446,663
SunAmerica 2015 High Watermark Fund                  81            3,265     20,571,465
SunAmerica 2020 High Watermark Fund                  82        3,480,028      6,808,480
VALIC Company I Mid Cap Strategic Growth Fund        83       11,027,311     39,449,713
VALIC Company I Small Cap Special Values Fund        84        7,102,410     24,886,696
VALIC Company I Small Mid Growth Fund                85        4,562,391     12,748,895
VALIC Company I Small Cap Aggressive Growth Fund     86        4,879,488     10,815,278
VALIC Company I Emerging Economies Fund              87      345,507,439     33,530,520
VALIC Company I Global Strategy Fund                 88       36,043,222    109,297,169
VALIC Company I Foreign Value Fund                   89       51,898,612    135,672,419
VALIC Company I Global Real Estate Fund             101       52,244,958     31,509,587
Invesco Balanced-Risk Commodity Strategy Fund       102      225,258,831      3,718,908
VALIC Company I Dynamic Allocation Fund             103       10,001,275             --

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING

                                                           VALIC COMPANY I          VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of       CAPITAL CONSERVATION     CAPITAL CONSERVATION       MONEY MARKET I
the increase (decrease) in units outstanding as of               FUND                     FUND                    FUND
December 31, 2012.                                     -----------------------  -----------------------  -----------------------
                                                              DIVISION 1               DIVISION 7              DIVISION 2
                                                       -----------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2) (3) (4) (5)/        1.85% /(6)/        1.00% /(2) (3) (4) (5)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               6.493891                 1.091896                 2.927548

Accumulation Units Issued                                               19,004                  364,765                    7,654
Accumulation Units Redeemed                                            (61,089)                (189,865)                 (38,593)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  (42,085)                 174,900                  (30,939)
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                            1.00% /(2) (3) (4) (5)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.636534

Accumulation Units Issued                                                                     9,197,353
Accumulation Units Redeemed                                                                  (3,785,576)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                         5,411,777
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.80% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.833180

Accumulation Units Issued                                                                     5,404,215
Accumulation Units Redeemed                                                                  (2,061,412)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                         3,342,803
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.60% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        4.046194

Accumulation Units Issued                                                                       651,326
Accumulation Units Redeemed                                                                    (120,676)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                           530,650
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.40% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        1.295000

Accumulation Units Issued                                                                            --
Accumulation Units Redeemed                                                                          --
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                                --
                                                                                =======================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I          VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of         MONEY MARKET I            MID CAP INDEX           ASSET ALLOCATION
the increase (decrease) in units outstanding as of              FUND                     FUND                      FUND
December 31, 2012.                                     -----------------------  -----------------------  -----------------------
                                                             DIVISION 6               DIVISION 4                DIVISION 5
                                                       -----------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/              1.85% /(6)/              1.85% /(6)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               0.963856                 1.109821                 1.102177

Accumulation Units Issued                                            2,119,415                2,414,889                1,089,932
Accumulation Units Redeemed                                         (2,222,773)              (1,200,617)                (680,499)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                 (103,358)               1,214,272                  409,433
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/              1.45% /(1)/        1.00% /(2) (3) (4) (5)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               1.025855                 1.832414                 6.262293

Accumulation Units Issued                                               34,322                    2,009                2,480,600
Accumulation Units Redeemed                                            (17,677)                 (10,574)              (2,507,517)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                   16,645                   (8,565)                 (26,917)
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2) (3) (4) (5)/  1.00%/ (2) (3) (4) (5)/        0.80% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               2.067129                13.048225                 6.626709

Accumulation Units Issued                                           28,135,823                4,741,354                1,748,079
Accumulation Units Redeemed                                        (35,781,320)             (13,999,324)              (1,458,560)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding               (7,645,497)              (9,257,970)                 289,519
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% /(1)/              0.95% /(1)/              0.60% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               1.065268                 2.118910                 7.027574

Accumulation Units Issued                                                   --                       --                   16,632
Accumulation Units Redeemed                                                 --                       --                   (6,966)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                       --                       --                    9,666
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/              0.80% /(2)/               0.40% (2)
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               2.179509                13.829406                 1.197710

Accumulation Units Issued                                            8,941,272                1,655,553                       --
Accumulation Units Redeemed                                        (12,005,030)              (3,486,959)                      --
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding               (3,063,758)              (1,831,406)                      --
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/              0.60%/ (2)/
                                                       -----------------------  -----------------------
Accumulation Unit Value                                               2.300488                14.692846

Accumulation Units Issued                                              699,853                  173,044
Accumulation Units Redeemed                                           (700,194)                (185,532)
                                                       -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                     (341)                 (12,488)
                                                       =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40%/ (2)/              0.40%/ (2)/
                                                       -----------------------  -----------------------
Accumulation Unit Value                                               1.011555                 1.177099

Accumulation Units Issued                                           29,010,698                1,448,188
Accumulation Units Redeemed                                        (27,955,916)              (2,293,858)
                                                       -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                1,054,782                 (845,670)
                                                       =======================  =======================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                     VALIC COMPANY I        VALIC COMPANY I     VALIC COMPANY I
                                                                  GOVERNMENT SECURITIES       STOCK INDEX         STOCK INDEX
The accumulation units outstanding and analysis of the increase           FUND                   FUND                FUND
(decrease) in units outstanding as of December 31, 2012.          ---------------------  ---------------------  ---------------
                                                                       DIVISION 8            DIVISION 10A        DIVISION 10B
                                                                  ---------------------  ---------------------  ---------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.85% /(6)/       1.00% /(2) (3)(4)(5)/   0.4335% /(3)/
                                                                  ---------------------  ---------------------   -------------
Accumulation Unit Value                                                        1.097147              27.953606       48.562447

Accumulation Units Issued                                                       335,932                 80,508           2,310
Accumulation Units Redeemed                                                    (154,023)              (600,622)        (24,752)
                                                                  ---------------------  ---------------------   -------------
Increase (Decrease) in Accumulation Units Outstanding                           181,909               (520,114)        (22,442)
                                                                  =====================  =====================   =============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00% /(2) (3)(4)(5)/
                                                                  ---------------------
Accumulation Unit Value                                                        3.588922

Accumulation Units Issued                                                     3,502,180
Accumulation Units Redeemed                                                  (4,097,896)
                                                                  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                          (595,716)
                                                                  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80% /(2)/
                                                                  ---------------------
Accumulation Unit Value                                                        3.783007

Accumulation Units Issued                                                     1,449,806
Accumulation Units Redeemed                                                  (2,112,007)
                                                                  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                          (662,201)
                                                                  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60% /(2)/
                                                                  ---------------------
Accumulation Unit Value                                                        3.993154

Accumulation Units Issued                                                        50,144
Accumulation Units Redeemed                                                     (34,165)
                                                                  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                            15,979
                                                                  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40% /(2)/
                                                                  ---------------------
Accumulation Unit Value                                                        1.259325

Accumulation Units Issued                                                            --
Accumulation Units Redeemed                                                          --
                                                                  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                                --
                                                                  =====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                VALIC COMPANY I        VALIC COMPANY I        VALIC COMPANY I
The accumulation units outstanding and analysis of                STOCK INDEX            STOCK INDEX       INTERNATIONAL EQUITIES
the increase (decrease) in units outstanding as of                   FUND                   FUND                    FUND
December 31, 2012.                                           ---------------------  ---------------------  ----------------------
                                                                 DIVISION 10C           DIVISION 10D            DIVISION 11
                                                             ---------------------  ---------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/       1.00% /(2) (3)(4)(5)/       1.85% /(6)/
                                                             ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                                   1.134086              10.516091               0.979993

Accumulation Units Issued                                                1,250,128                 41,681                290,577
Accumulation Units Redeemed                                               (483,584)              (112,480)              (157,057)
                                                             ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                      766,544                (70,799)               133,520
                                                             =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.45% /(1)/                              1.00% /(2) (3)(4)(5)/
                                                             ---------------------                         ---------------------
Accumulation Unit Value                                                   1.094293                                      1.656905

Accumulation Units Issued                                                    3,723                                    68,047,990
Accumulation Units Redeemed                                                 (8,696)                                 (125,534,740)
                                                             ---------------------                         ---------------------
Increase (Decrease) in Accumulation Units Outstanding                       (4,973)                                  (57,486,750)
                                                             =====================                         =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2) (3)(4)(5)/                               0.80%/(2)/
                                                             ---------------------                         ---------------------
Accumulation Unit Value                                                   5.933717                                      1.735153

Accumulation Units Issued                                                9,706,327                                    15,254,501
Accumulation Units Redeemed                                            (37,508,596)                                  (26,505,647)
                                                             ---------------------                         ---------------------
Increase (Decrease) in Accumulation Units Outstanding                  (27,802,269)                                  (11,251,146)
                                                             =====================                         =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.95% /(1)/                                   0.60% /(2)/
                                                             ---------------------                         ---------------------
Accumulation Unit Value                                                   1.555073                                      1.817872

Accumulation Units Issued                                                       --                                       192,405
Accumulation Units Redeemed                                                     --                                    (1,359,949)
                                                             ---------------------                         ---------------------
Increase (Decrease) in Accumulation Units Outstanding                           --                                    (1,167,544)
                                                             =====================                         =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/                                    0.40%/(2)/
                                                             ---------------------                         ---------------------
Accumulation Unit Value                                                   6.233635                                      0.739639

Accumulation Units Issued                                                1,663,065                                            --
Accumulation Units Redeemed                                             (8,860,432)                                           --
                                                             ---------------------                         ---------------------
Increase (Decrease) in Accumulation Units Outstanding                   (7,197,367)                                           --
                                                             =====================                         =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/
                                                             ---------------------
Accumulation Unit Value                                                   6.563499

Accumulation Units Issued                                                  491,360
Accumulation Units Redeemed                                               (776,942)
                                                             ---------------------
Increase (Decrease) in Accumulation Units Outstanding                     (285,582)
                                                             =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/
                                                             ---------------------
Accumulation Unit Value                                                   0.995939

Accumulation Units Issued                                                3,942,971
Accumulation Units Redeemed                                             (5,623,232)
                                                             ---------------------
Increase (Decrease) in Accumulation Units Outstanding                   (1,680,261)
                                                             =====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                               VALIC COMPANY I        VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of the         SOCIAL AWARENESS    INT'L GOVERNMENT BOND    SMALL CAP INDEX
increase (decrease) in units outstanding as of                       FUND                  FUND                  FUND
December 31, 2012.                                           --------------------  --------------------- --------------------
                                                                 DIVISION 12            DIVISION 13           DIVISION 14
                                                             --------------------  --------------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  1.060548              1.093819              1.070274

Accumulation Units Issued                                                      --             3,314,346             1,370,752
Accumulation Units Redeemed                                                    --            (2,427,422)           (1,022,118)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                          --               886,924               348,634
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.45% /(1)/      1.00% /(2)(3)(4)(5)/       1.45% /(1)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  0.992058              3.231730              1.586029

Accumulation Units Issued                                                      --             6,651,030                 1,791
Accumulation Units Redeemed                                                    --           (16,273,677)               (3,058)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                          --            (9,622,647)               (1,267)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/       0.80% /(2)/      1.00% /(2)(3)(4)(5)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  4.103112              3.369388              4.256311

Accumulation Units Issued                                               2,358,039             1,641,737             4,991,492
Accumulation Units Redeemed                                            (4,127,918)           (2,812,107)          (19,897,810)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (1,769,879)           (1,170,370)          (14,906,318)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.95% /(1)/            0.60%(2)             0.95% /(1)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  1.387857              3.515818              1.879878

Accumulation Units Issued                                                      --                57,563                    --
Accumulation Units Redeemed                                                    --              (162,409)                   --
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                          --              (104,846)                   --
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/           0.40% /(2)/           0.80% /(2)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  4.290536              1.338535              4.430135

Accumulation Units Issued                                                 780,988                   185               827,905
Accumulation Units Redeemed                                            (5,958,940)               (2,143)           (5,519,230)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (5,177,952)               (1,958)           (4,691,325)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/                                 0.60% /(2)/
                                                             --------------------                        --------------------
Accumulation Unit Value                                                  4.495022                                    4.617371

Accumulation Units Issued                                                 113,372                                      99,394
Accumulation Units Redeemed                                              (171,860)                                   (441,586)
                                                             --------------------                        --------------------
Increase (Decrease) in Accumulation Units Outstanding                     (58,488)                                   (342,192)
                                                             ====================                        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/                                 0.40% /(2)/
                                                             --------------------                        --------------------
Accumulation Unit Value                                                  0.891390                                    1.072317

Accumulation Units Issued                                                   3,523                                   1,412,534
Accumulation Units Redeemed                                              (143,292)                                 (1,643,184)
                                                             --------------------                        --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (139,769)                                   (230,650)
                                                             ====================                        ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                VALIC COMPANY I       VALIC COMPANY I      VALIC COMPANY I
The accumulation units outstanding and analysis of the            CORE EQUITY         GROWTH & INCOME    SCIENCE & TECHNOLOGY
increase (decrease) in units outstanding as of                       FUND                  FUND                  FUND
December 31, 2012.                                           --------------------  --------------------  --------------------
                                                                  DIVISION 15           DIVISION 16          DIVISION 17
                                                             --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  1.095162              1.044905              1.015975

Accumulation Units Issued                                                 555,234               570,452               142,260
Accumulation Units Redeemed                                              (369,790)             (350,436)              (72,805)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     185,444               220,016                69,455
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/       1.45% /(1)/           1.45% /(1)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  2.285999              0.947441              0.661302

Accumulation Units Issued                                               1,646,531                   523                 2,168
Accumulation Units Redeemed                                            (9,533,965)               (8,768)               (1,026)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (7,887,434)               (8,245)                1,142
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  2.370065              2.359321              2.943230

Accumulation Units Issued                                                 544,374             2,126,259             3,110,761
Accumulation Units Redeemed                                            (2,139,529)           (3,713,451)          (23,387,186)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (1,595,155)           (1,587,192)          (20,276,425)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/           0.95% /(1)/           0.95% /(1)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  2.460309              1.340865              1.652232

Accumulation Units Issued                                                  31,879                    --                    --
Accumulation Units Redeemed                                               (86,091)                   --                    --
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     (54,212)                   --                    --
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  0.929537              2.446240              3.050881

Accumulation Units Issued                                                   2,155               447,082             2,178,755
Accumulation Units Redeemed                                               (63,707)           (1,025,694)           (6,105,456)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     (61,552)             (578,612)           (3,926,701)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.60% /(2)/           0.60% /(2)/
                                                                                   --------------------  --------------------
Accumulation Unit Value                                                                        2.539408              3.167184

Accumulation Units Issued                                                                        15,491               205,690
Accumulation Units Redeemed                                                                     (66,224)             (295,635)
                                                                                   --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                                           (50,733)              (89,945)
                                                                                   ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.40% /(2)/           0.40% /(2)/
                                                                                   --------------------  --------------------
Accumulation Unit Value                                                                        0.876053              1.042741

Accumulation Units Issued                                                                            --             1,183,411
Accumulation Units Redeemed                                                                          --            (2,199,643)
                                                                                   --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                --            (1,016,232)
                                                                                   ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                              VALIC COMPANY I      VALIC COMPANY I        VALIC COMPANY I
The accumulation units outstanding and analysis of the           SMALL CAP       INTERNATIONAL GROWTH     DIVIDEND VALUE
increase (decrease) in units outstanding as of                     FUND                  FUND                  FUND
December 31, 2012.                                         --------------------  --------------------  --------------------
                                                                DIVISION 18          DIVISION 20            DIVISION 21
                                                           --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.107888              1.044568              1.173530

Accumulation Units Issued                                               574,135             2,916,520             2,172,502
Accumulation Units Redeemed                                            (248,845)             (698,712)             (921,223)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                   325,290             2,217,808             1,251,279
                                                           ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                3.199722              2.410812              1.904739

Accumulation Units Issued                                             1,365,182             8,766,264            67,083,058
Accumulation Units Redeemed                                         (10,565,317)          (13,528,432)           (4,892,803)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                (9,200,135)           (4,762,168)           62,190,255
                                                           ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                3.332073              2.509668              2.003624

Accumulation Units Issued                                               835,871            12,787,797            18,305,538
Accumulation Units Redeemed                                          (2,680,006)          (11,001,458)           (4,050,911)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                (1,844,135)            1,786,339            14,254,627
                                                           ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                3.484543              2.615705              2.114976

Accumulation Units Issued                                               204,294             1,507,922               838,949
Accumulation Units Redeemed                                            (195,808)             (317,743)             (299,976)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     8,486             1,190,179               538,973
                                                           ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.131967              0.881700              0.981036

Accumulation Units Issued                                                    --                    --                 2,255
Accumulation Units Redeemed                                                  --                    --              (149,348)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                        --                    --              (147,093)
                                                           ====================  ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                        VANGUARD              VANGUARD         VANGUARD
                                                                  LONG-TERM INVESTMENT   LONG-TERM TREASURY   WINDSOR II
The accumulation units outstanding and analysis of the increase        GRADE FUND               FUND             FUND
(decrease) in units outstanding as of December 31, 2012.          --------------------  --------------------  -----------
                                                                      DIVISION 22           DIVISION 23       DIVISION 24
                                                                  --------------------  --------------------  -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.85% /(6)/           1.85% /(6)/      2.10% /(6)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       1.260880              1.288888     1.149401

Accumulation Units Issued                                                      690,063               256,453      327,812
Accumulation Units Redeemed                                                   (486,359)             (287,981)    (155,755)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          203,704               (31,528)     172,057
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.25% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       3.005726              3.117635     2.651970

Accumulation Units Issued                                                   23,774,048             6,763,827    8,941,085
Accumulation Units Redeemed                                                 (8,087,304)          (11,056,684) (52,429,870)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                       15,686,744            (4,292,857) (43,488,785)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80% /(2)/           0.80% /(2)/      1.05% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       3.191828              3.281921     2.791851

Accumulation Units Issued                                                    3,527,777             3,222,019    1,854,843
Accumulation Units Redeemed                                                 (4,080,427)           (5,450,472) (16,441,988)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                         (552,650)           (2,228,453) (14,587,145)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60% /(2)/           0.60% /(2)/      0.85% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       3.402419              3.461904     2.949977

Accumulation Units Issued                                                      135,284               293,598      257,600
Accumulation Units Redeemed                                                   (150,825)             (209,236)    (573,544)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          (15,541)               84,362     (315,944)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40% /(2)/           0.40% /(2)/      0.65% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       1.595486              1.600308     0.958307

Accumulation Units Issued                                                          857                 2,590    2,463,378
Accumulation Units Redeemed                                                    (17,458)              (95,724)  (2,946,293)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          (16,601)              (93,134)    (482,915)
                                                                  ====================  ====================  ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                   VANGUARD       VALIC COMPANY II     VALIC COMPANY II
                                                                  WELLINGTON   INTERNATIONAL GROWTH II SMALL CAP GROWTH
The accumulation units outstanding and analysis of the increase      FUND               FUND                 FUND
(decrease) in units outstanding as of December 31, 2012.          -----------  ----------------------- ----------------
                                                                  DIVISION 25        DIVISION 33         DIVISION 35
                                                                  -----------  ----------------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              2.10% /(6)/        1.60% /(6)/         1.60% /(6)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              1.121004           0.950039            1.042993

Accumulation Units Issued                                           1,027,553            355,376             320,648
Accumulation Units Redeemed                                          (567,763)          (297,987)           (264,211)
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding                 459,790             57,389              56,437
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.25% /(2)/        0.75% /(2)/         1.45% /(1)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              3.061214           1.815052            0.968794

Accumulation Units Issued                                          12,446,902          8,210,015                 812
Accumulation Units Redeemed                                       (32,850,233)       (72,564,279)               (189)
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding             (20,403,331)       (64,354,264)                623
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.05% /(2)/        0.55% /(2)/         0.95% /(1)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              3.247949           1.867800            1.700932

Accumulation Units Issued                                           4,470,612          1,274,066                  --
Accumulation Units Redeemed                                       (18,999,162)        (7,014,072)                 --
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding             (14,528,550)        (5,740,006)                 --
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.85% /(2)/        0.35% /(2)/         0.75% /(2)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              3.462184           1.922198            1.819330

Accumulation Units Issued                                             700,365             53,227           5,783,426
Accumulation Units Redeemed                                        (1,477,045)          (648,278)         (7,266,647)
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding                (776,680)          (595,051)         (1,483,221)
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.65% /(2)/        0.15% /(2)/         0.55% /(2)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              1.168794           0.768244            1.872187

Accumulation Units Issued                                           2,708,574                 --             832,180
Accumulation Units Redeemed                                        (3,929,081)                --          (1,631,235)
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding              (1,220,507)                --            (799,055)
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.35% /(2)/
                                                                                                         -----------
Accumulation Unit Value                                                                                     1.926748

Accumulation Units Issued                                                                                     93,059
Accumulation Units Redeemed                                                                                 (190,124)
                                                                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding                                                        (97,065)
                                                                                                         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.15% /(2)/
                                                                                                         -----------
Accumulation Unit Value                                                                                     0.911530

Accumulation Units Issued                                                                                         --
Accumulation Units Redeemed                                                                                       --
                                                                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding                                                             --
                                                                                                         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY II VALIC COMPANY II VALIC COMPANY II
                                                                  SMALL CAP VALUE   MID CAP GROWTH   MID CAP VALUE
The accumulation units outstanding and analysis of the increase         FUND             FUND             FUND
(decrease) in units outstanding as of December 31, 2012.          ---------------- ---------------- ----------------
                                                                    DIVISION 36      DIVISION 37      DIVISION 38
                                                                  ---------------- ---------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.60% /(6)/      1.60% /(6)/      1.60% /(6)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               1. 027846        1. 023046        1. 075769

Accumulation Units Issued                                               372,907          380,850          821,946
Accumulation Units Redeemed                                            (294,153)        (210,782)        (449,630)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                    78,754          170,068          372,316
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.75% /(2)/      0.75% /(2)/      0.75% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               2. 563639        1. 414791        3. 743543

Accumulation Units Issued                                            11,193,433        6,342,269       15,026,330
Accumulation Units Redeemed                                         (14,549,204)     (30,200,524)      (7,954,678)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (3,355,771)     (23,858,255)       7,071,652
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.55% /(2)/      0.55% /(2)/      0.55% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               2. 638055        1. 455838        3. 852214

Accumulation Units Issued                                             1,135,643          623,168          789,656
Accumulation Units Redeemed                                          (3,979,937)      (2,950,227)      (7,476,739)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (2,844,294)      (2,327,059)      (6,687,083)
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.35% /(2)/      0.35% /(2)/      0.35% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               2. 714913        1. 498297        3. 964466

Accumulation Units Issued                                                44,493           35,000           74,426
Accumulation Units Redeemed                                            (532,465)        (201,783)        (526,059)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                  (487,972)        (166,783)        (451,633)
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.15% /(2)/      0.15% /(2)/      0.15% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               1. 062080        0. 934678        1. 048630

Accumulation Units Issued                                               391,542               --          591,436
Accumulation Units Redeemed                                            (791,697)              --         (868,853)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                  (400,155)              --         (277,417)
                                                                    ===========      ===========      ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          VALIC COMPANY II   VALIC COMPANY II   VALIC COMPANY II
The accumulation units outstanding and analysis of the  CAPITAL APPRECIATION LARGE CAP VALUE  SOCIALLY RESPONSIBLE
increase (decrease) in units outstanding as of                  FUND               FUND               FUND
December 31, 2012.                                      -------------------- ---------------- --------------------
                                                            DIVISION 39        DIVISION 40        DIVISION 41
                                                        -------------------- ---------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.60% /(6)/        1.60% /(6)/         1.60% /(6)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        1.120727           1.082893            1.130592

Accumulation Units Issued                                       192,681          1,440,943              29,115
Accumulation Units Redeemed                                     (97,015)          (821,701)            (25,303)
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding            95,666            619,242               3,812
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.45% /(1)/        0.75% /(2)/         0.75% /(2)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        0.809951           1.876768            1.607632

Accumulation Units Issued                                         2,823          2,564,950           7,218,778
Accumulation Units Redeemed                                        (215)       (15,952,416)       (121,157,046)
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding             2,608        (13,387,466)       (113,938,268)
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.95% /(1)/        0.55% /(2)/         0.55% /(2)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        1.406735           1.931324            1.654326

Accumulation Units Issued                                            --            900,240             748,136
Accumulation Units Redeemed                                          --         (2,972,160)        (18,309,603)
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding                --         (2,071,920)        (17,561,467)
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.75% /(2)/        0.35% /(2)/         0.35% /(2)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        1.121761           1.987600            1.702570

Accumulation Units Issued                                     4,575,726             39,560              81,939
Accumulation Units Redeemed                                  (3,616,920)          (136,536)         (1,082,448)
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding           958,806            (96,976)         (1,000,509)
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.55% /(2)/        0.15% /(2)/         0.15% /(2)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        1.154345           0.849798            1.022789

Accumulation Units Issued                                       848,559                 --                  --
Accumulation Units Redeemed                                  (1,039,624)                --                  --
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding          (191,065)                --                  --
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.35% /(2)/
                                                            -----------
Accumulation Unit Value                                        1.188038

Accumulation Units Issued                                        50,602
Accumulation Units Redeemed                                    (170,589)
                                                            -----------
Increase (Decrease) in Accumulation Units Outstanding          (119,987)
                                                            ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.15% /(2)/
                                                            -----------
Accumulation Unit Value                                        0.948853

Accumulation Units Issued                                            --
Accumulation Units Redeemed                                          --
                                                            -----------
Increase (Decrease) in Accumulation Units Outstanding                --
                                                            ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY II   VALIC COMPANY I     VALIC COMPANY II
                                                                  MONEY MARKET II  NASDAQ-100 (R) INDEX  AGGRESSIVE GROWTH
The accumulation units outstanding and analysis of the increase         FUND               FUND           LIFESTYLE FUND
(decrease) in units outstanding as of December 31, 2012.          ---------------- --------------------  -----------------
                                                                    DIVISION 44        DIVISION 46          DIVISION 48
                                                                  ---------------- --------------------  -----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.60% /(6)/         1.85% /(6)/         1.60% /(6)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                0.968709                1.170276        1.113914

Accumulation Units Issued                                            13,477,819                 506,748         597,553
Accumulation Units Redeemed                                         (13,831,768)               (210,670)       (300,442)
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding                  (353,949)                296,078         297,111
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.75% /(2)/    1.00% /(2)(3)(4)(5)/     1.45% /(1)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                1.245485                0.726037        1.431216

Accumulation Units Issued                                            37,371,935              40,974,460          25,587
Accumulation Units Redeemed                                         (47,447,577)            (16,382,219)        (15,974)
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding               (10,075,642)             24,592,241           9,613
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.55% /(2)/         0.80% /(2)/         0.75% /(2)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                1.281776                0.743960        2.210029

Accumulation Units Issued                                             8,809,867               8,224,322      41,892,645
Accumulation Units Redeemed                                         (12,741,606)             (5,258,728)     (6,395,812)
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding                (3,931,739)              2,965,594      35,496,833
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.35% /(2)/         0.60% /(2)/         0.95% /(1)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                1.319139                0.762296        1.928661

Accumulation Units Issued                                               373,272                 490,513              --
Accumulation Units Redeemed                                            (535,432)               (262,981)             --
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding                  (162,160)                227,532              --
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.15% /(2)/         0.40% /(2)/         0.55% /(2)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                1.025041                1.186928        2.274288

Accumulation Units Issued                                                    --                      --       8,690,137
Accumulation Units Redeemed                                                  --                      --      (3,480,455)
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding                        --                      --       5,209,682
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                        0.35% /(2)/
                                                                                                            -----------
Accumulation Unit Value                                                                                        2.340548

Accumulation Units Issued                                                                                       528,083
Accumulation Units Redeemed                                                                                    (269,038)
                                                                                                            -----------
Increase (Decrease) in Accumulation Units Outstanding                                                           259,045
                                                                                                            ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                        0.15% /(2)/
                                                                                                            -----------
Accumulation Unit Value                                                                                        1.090469

Accumulation Units Issued                                                                                            --
Accumulation Units Redeemed                                                                                          --
                                                                                                            -----------
Increase (Decrease) in Accumulation Units Outstanding                                                                --
                                                                                                            ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY II  VALIC COMPANY II   VANGUARD LIFESTRATEGY
                                                                  MODERATE GROWTH  CONSERVATIVE GROWTH        GROWTH
The accumulation units outstanding and analysis of the increase    LIFESTYLE FUND    LIFESTYLE FUND            FUND
(decrease) in units outstanding as of December 31, 2012.          ---------------- ------------------- ---------------------
                                                                    DIVISION 49        DIVISION 50          DIVISION 52
                                                                  ---------------- ------------------- ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.60% /(6)/        1.60% /(6)/          2.10% /(6)/
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                1.114953           1.120783             1.071673

Accumulation Units Issued                                             1,011,568          1,451,308               40,693
Accumulation Units Redeemed                                            (288,063)          (815,460)             (28,997)
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                   723,505            635,848               11,696
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.45% /(1)/        1.45% /(1)/          1.25% /(2)/
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                1.568677           1.609353             1.697731

Accumulation Units Issued                                                 3,134             15,675            8,937,110
Accumulation Units Redeemed                                              (4,430)           (19,593)          (7,940,763)
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                    (1,296)            (3,918)             996,347
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.75% /(2)/        0.75% /(2)/            1.05%(2)
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                2.362416           2.357894             1.746936

Accumulation Units Issued                                            60,313,567         36,421,805            1,501,417
Accumulation Units Redeemed                                          (7,543,387)        (5,993,709)          (1,968,119)
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                52,770,180         30,428,096             (466,702)
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.95% /(1)/        0.95% /(1)/          0.85% /(2)/
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                1.831532           1.736475             1.797454

Accumulation Units Issued                                                    --                 --               41,589
Accumulation Units Redeemed                                                  --                 --             (212,041)
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                        --                 --             (170,452)
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.55% /(2)/        0.55% /(2)/          0.65% /(2)/
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                2.431020           2.426405             0.976300

Accumulation Units Issued                                             9,680,653          7,145,559                   --
Accumulation Units Redeemed                                          (2,214,511)       (10,051,328)                  --
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                 7,466,142         (2,905,769)                  --
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.35% /(2)/        0.35% /(2)/
                                                                    -----------        -----------
Accumulation Unit Value                                                2.501816           2.497018

Accumulation Units Issued                                               592,837            281,332
Accumulation Units Redeemed                                            (232,494)          (220,070)
                                                                    -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                   360,343             61,262
                                                                    ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.15% /(2)/        0.15% /(2)/
                                                                    -----------        -----------
Accumulation Unit Value                                                1.183735           1.255692

Accumulation Units Issued                                                    --                 --
Accumulation Units Redeemed                                                  --                 --
                                                                    -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                        --                 --
                                                                    ===========        ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II
                                                                     MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND
The accumulation units outstanding and analysis of the increase           FUND                  FUND                FUND
(decrease) in units outstanding as of December 31, 2012.          --------------------- --------------------- ----------------
                                                                       DIVISION 53           DIVISION 54        DIVISION 58
                                                                  --------------------- --------------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   2.10% /(6)/           2.10% /(6)/        1.60% /(6)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.074477              1.065403           1.104651

Accumulation Units Issued                                                1,149,239               303,952          2,336,169
Accumulation Units Redeemed                                               (855,894)              (73,128)        (1,712,216)
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                      293,345               230,824            623,953
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.25% /(2)/           1.25% /(2)/        1.45% /(1)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.755662              1.731638           1.623146

Accumulation Units Issued                                               11,182,753             6,697,979              2,876
Accumulation Units Redeemed                                             (8,581,384)           (4,234,748)              (504)
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                    2,601,369             2,463,231              2,372
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.05% /(2)/           1.05% /(2)/        0.95% /(1)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.806449              1.781753           1.475638

Accumulation Units Issued                                                1,877,040             1,464,017                 --
Accumulation Units Redeemed                                             (1,757,401)           (1,039,002)                --
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                      119,639               425,015                 --
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.85% /(2)/           0.85% /(2)/        0.75% /(2)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.858818              1.833333           1.935747

Accumulation Units Issued                                                   86,609                36,433         53,158,286
Accumulation Units Redeemed                                               (100,466)             (134,398)       (25,216,174)
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                      (13,857)              (97,965)        27,942,112
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.65% /(2)/           0.65% /(2)/        0.55% /(2)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.056308              1.109594           1.991982

Accumulation Units Issued                                                       --                    --          3,764,450
Accumulation Units Redeemed                                                     --                    --         (2,671,391)
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                           --                    --          1,093,059
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.35% /(2)/
                                                                                                                -----------
Accumulation Unit Value                                                                                            2.050061

Accumulation Units Issued                                                                                           298,367
Accumulation Units Redeemed                                                                                        (609,712)
                                                                                                                -----------
Increase (Decrease) in Accumulation Units Outstanding                                                              (311,345)
                                                                                                                ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.15% /(2)/
                                                                                                                -----------
Accumulation Unit Value                                                                                           1.3801437

Accumulation Units Issued                                                                                         1,436,394
Accumulation Units Redeemed                                                                                      (1,512,981)
                                                                                                                -----------
Increase (Decrease) in Accumulation Units Outstanding                                                               (76,587)
                                                                                                                ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VALIC COMPANY II VALIC COMPANY II
The accumulation units outstanding and analysis of      STRATEGIC BOND  HIGH YIELD BOND          ARIEL
the increase (decrease) in units outstanding as of           FUND             FUND               FUND
December 31, 2012.                                     ---------------- ---------------- --------------------
                                                         DIVISION 59      DIVISION 60         DIVISION 68
                                                       ---------------- ---------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.60% /(6)/      1.60% /(6)/         1.85% /(6)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.135756         1.150276                1.027961

Accumulation Units Issued                                  5,747,309        9,356,099                 143,103
Accumulation Units Redeemed                               (4,200,640)      (7,407,026)               (110,289)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding      1,546,669        1,949,073                  32,814
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.45% /(1)/      0.75% /(2)/    1.00% /(2)(3)(4)(5)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.075606         2.336987                2.073186

Accumulation Units Issued                                      5,237       26,675,080               4,275,909
Accumulation Units Redeemed                                   (7,845)      (4,723,697)            (18,111,190)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding         (2,608)      21,951,383             (13,835,281)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.95% /(1)/      0.55% /(2)/         0.80% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.803009         2.404838                2.124367

Accumulation Units Issued                                         --        3,268,746               1,327,500
Accumulation Units Redeemed                                       --       (2,386,521)             (7,201,683)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding             --          882,225              (5,874,183)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.75% /(2)/      0.35% /(2)/         0.60% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.605602         2.475053                2.176706

Accumulation Units Issued                                 31,608,349          144,453                  58,096
Accumulation Units Redeemed                               (5,445,927)        (202,375)               (394,536)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding     26,162,422          (57,922)               (336,440)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.55% /(2)/      0.15% /(2)/         0.40% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.681295         1.298448                1.033136

Accumulation Units Issued                                  5,311,017               --                 916,576
Accumulation Units Redeemed                               (3,699,470)              --                (928,437)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding      1,611,547               --                 (11,861)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.35% /(2)/
                                                         -----------
Accumulation Unit Value                                     2.759420

Accumulation Units Issued                                    315,938
Accumulation Units Redeemed                                 (210,171)
                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding        105,767
                                                         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.15% /(2)/
                                                         -----------
Accumulation Unit Value                                    1.3888499

Accumulation Units Issued                                         --
Accumulation Units Redeemed                                       --
                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding             --
                                                         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                              ARIEL               LOU HOLLAND        VALIC COMPANY I
The accumulation units outstanding and analysis of         APPRECIATION             GROWTH           BLUE CHIP GROWTH
the increase (decrease) in units outstanding as of             FUND                  FUND                  FUND
December 31, 2012.                                     --------------------  --------------------  --------------------
                                                           DIVISION 69            DIVISION 70          DIVISION 72
                                                       --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.065611              1.117594              1.155011

Accumulation Units Issued                                            69,022               885,208             3,964,984
Accumulation Units Redeemed                                         (63,948)             (526,548)           (1,681,663)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                 5,074               358,660             2,283,321
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            2.093201              1.189649              1.128292

Accumulation Units Issued                                         7,597,949             5,800,924            20,497,455
Accumulation Units Redeemed                                     (13,462,533)           (4,351,537)          (22,312,470)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            (5,864,584)            1,449,387            (1,815,015)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            2.144766              1.218961              1.156118

Accumulation Units Issued                                         2,260,010             2,226,755             3,778,017
Accumulation Units Redeemed                                      (3,358,817)           (3,222,772)           (8,097,506)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            (1,098,807)             (996,017)           (4,319,489)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            2.197692              1.249028              1.184661

Accumulation Units Issued                                           299,135               466,561               288,982
Accumulation Units Redeemed                                        (341,042)             (217,210)             (430,903)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               (41,907)              249,351              (141,921)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.164805              1.133014              1.063658

Accumulation Units Issued                                           603,276                    --                    --
Accumulation Units Redeemed                                        (605,183)                   --                    --
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                (1,907)                   --                    --
                                                       ====================  ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of the     HEALTH SCIENCES            VALUE            BROAD CAP VALUE
increase (decrease) in units outstanding as of                  FUND                  FUND                  FUND
December 31, 2012.                                      --------------------  --------------------  --------------------
                                                             DIVISION 73           DIVISION 74           DIVISION 75
                                                        --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.402541              1.101315              1.116720

Accumulation Units Issued                                            632,364                94,347             3,468,225
Accumulation Units Redeemed                                         (341,587)              (21,591)           (2,695,394)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                290,777                72,756               772,831
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             2.094978              1.406493              1.202946

Accumulation Units Issued                                         21,315,393             2,141,486             4,020,404
Accumulation Units Redeemed                                       (5,664,955)          (20,278,333)           (2,701,723)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding             15,650,438           (18,136,847)            1,318,681
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             2.146525              1.437844              1.220103

Accumulation Units Issued                                          5,087,464               603,273               561,141
Accumulation Units Redeemed                                       (3,137,795)          (11,891,997)           (1,445,700)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding              1,949,669           (11,288,724)             (884,559)
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             2.199561              1.469887              1.237550

Accumulation Units Issued                                            315,309                36,396               118,017
Accumulation Units Redeemed                                         (517,385)             (171,780)              (58,664)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               (202,076)             (135,384)               59,353
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.516112              0.930112              1.018442

Accumulation Units Issued                                                 --                    --                    --
Accumulation Units Redeemed                                               --                    --                    --
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     --                    --                    --
                                                        ====================  ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of the     LARGE CAP CORE      INFLATION PROTECTED         GROWTH
increase (decrease) in units outstanding as of                  FUND                  FUND                  FUND
December 31, 2012.                                      --------------------  --------------------  --------------------
                                                             DIVISION 76           DIVISION 77           DIVISION 78
                                                        --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.131618              1.146325             1.1005341

Accumulation Units Issued                                          4,517,657             5,318,720               557,847
Accumulation Units Redeemed                                       (3,023,691)           (2,235,975)             (407,306)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding              1,493,966             3,082,745               150,541
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/       1.45% /(1)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.429255              1.382935              1.149183

Accumulation Units Issued                                          6,356,607            60,731,304                   539
Accumulation Units Redeemed                                       (7,939,505)          (22,624,724)                   (6)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding             (1,582,898)           38,106,580                   533
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/           0.80% /(2)/      1.00% /(2)(3)(4)(5)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.449662              1.405312              1.187213

Accumulation Units Issued                                          1,680,597             5,041,281            46,436,658
Accumulation Units Redeemed                                       (8,091,081)           (3,107,105)          (47,917,728)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding             (6,410,484)            1,934,176            (1,481,070)
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/           0.60% /(2)/           0.95% /(1)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.470325              1.428138              1.191051

Accumulation Units Issued                                             90,253               672,311                    --
Accumulation Units Redeemed                                         (240,951)             (314,892)                   --
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               (150,698)              357,419                    --
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/           0.40% /(2)/           0.80% /(2)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.185354              1.355586              1.204127

Accumulation Units Issued                                                 --                    --             3,231,708
Accumulation Units Redeemed                                               --                    --           (10,022,856)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     --                    --            (6,791,148)
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.60% /(2)/
                                                                                                    --------------------
Accumulation Unit Value                                                                                         1.221339

Accumulation Units Issued                                                                                        643,489
Accumulation Units Redeemed                                                                                   (1,072,232)
                                                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                           (428,743)
                                                                                                    ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.40% /(2)/
                                                                                                    --------------------
Accumulation Unit Value                                                                                         1.071401

Accumulation Units Issued                                                                                      1,618,899
Accumulation Units Redeemed                                                                                   (2,027,917)
                                                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                           (409,018)
                                                                                                    ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                             VALIC COMPANY I        SUNAMERICA 2015       SUNAMERICA 2020
The accumulation units outstanding and analysis of the     LARGE CAPITAL GROWTH     HIGH WATERMARK        HIGH WATERMARK
increase (decrease) in units outstanding as of                     FUND                  FUND                  FUND
December 31, 2012.                                         --------------------  --------------------  --------------------
                                                               DIVISION 79            DIVISION 81           DIVISION 82
                                                           --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.85% /(6)/      1.00% /(2)(3)(4)(5)/       1.85% /(6)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                               1.0171900                                   1.1734536

Accumulation Units Issued                                               152,653                 5,920                    --
Accumulation Units Redeemed                                             (78,496)          (15,351,078)                   --
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                    74,157           (15,345,158)                   --
                                                           ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.45% /(1)/           0.80% /(2)/      1.00% /(2)(3)(4)(5)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.142381                                    1.173118

Accumulation Units Issued                                                   852                 2,737             2,483,038
Accumulation Units Redeemed                                              (7,494)           (1,692,822)           (4,983,288)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (6,642)           (1,690,085)           (2,500,250)
                                                           ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       1.00% /(2)(3)(4)(5)/       0.60% /(2)/           0.80% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.185264                                    1.191715

Accumulation Units Issued                                             4,473,188                    --               420,074
Accumulation Units Redeemed                                         (24,567,300)              (20,802)             (971,455)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               (20,094,112)              (20,802)             (551,381)
                                                           ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.95% /(1)/           0.40% /(2)/           0.60% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.189696                                    1.210638

Accumulation Units Issued                                                    --                    --                 6,991
Accumulation Units Redeemed                                                  --                    --               (12,049)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                        --                    --                (5,058)
                                                           ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.80% /(2)/                                 0.40% /(2)/
                                                           --------------------                        --------------------
Accumulation Unit Value                                                1.204448                                    0.982575

Accumulation Units Issued                                             1,296,215                                          --
Accumulation Units Redeemed                                          (8,466,313)                                         --
                                                           --------------------                        --------------------
Increase (Decrease) in Accumulation Units Outstanding                (7,170,098)                                         --
                                                           ====================                        ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.60% /(2)/
                                                           --------------------
Accumulation Unit Value                                                1.224043

Accumulation Units Issued                                               113,286
Accumulation Units Redeemed                                            (446,228)
                                                           --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (332,942)
                                                           ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.40% /(2)/
                                                           --------------------
Accumulation Unit Value                                                0.933047

Accumulation Units Issued                                               530,493
Accumulation Units Redeemed                                            (490,031)
                                                           --------------------
Increase (Decrease) in Accumulation Units Outstanding                    40,462
                                                           ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                           VALIC COMPANY I         VALIC COMPANY I
                                                                       MID CAP STRATEGIC GROWTH   SMALL CAP SPECIAL
The accumulation units outstanding and analysis of the increase                  FUND                VALUES FUND
(decrease) in units outstanding as of December 31, 2012.               ------------------------ --------------------
                                                                             DIVISION 83             DIVISION 84
                                                                       ------------------------ --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          1.85% /(6)/            1.85% /(6)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                             0.9815116              1.0484221

Accumulation Units Issued                                                             266,336                  6,161
Accumulation Units Redeemed                                                          (214,456)                    --
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                                  51,880                  6,161
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          1.45% /(1)/       1.00% /(2)(3)(4)(5)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                              1.371803               1.101383

Accumulation Units Issued                                                               4,114              4,760,107
Accumulation Units Redeemed                                                              (198)           (16,126,130)
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                                   3,916            (11,366,023)
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     1.00% /(2)(3)(4)(5)/        0.80% /(2)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                              1.423343               1.117103

Accumulation Units Issued                                                           2,892,796              1,391,493
Accumulation Units Redeemed                                                       (20,221,715)            (7,594,913)
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                             (17,328,919)            (6,203,420)
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          0.95% /(1)/            0.60% /(2)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                              1.428633               1.133040

Accumulation Units Issued                                                                  --              1,563,360
Accumulation Units Redeemed                                                                --               (425,734)
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                                      --              1,137,626
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          0.80% /(2)/            0.40% /(2)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                              1.446400               1.006910

Accumulation Units Issued                                                           2,332,817                     --
Accumulation Units Redeemed                                                        (7,312,528)                    --
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                              (4,979,711)                    --
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          0.60% /(2)/
                                                                         --------------------
Accumulation Unit Value                                                              1.469912

Accumulation Units Issued                                                              80,031
Accumulation Units Redeemed                                                          (301,530)
                                                                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                                (221,499)
                                                                         ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          0.40% /(2)/
                                                                         --------------------
Accumulation Unit Value                                                              0.922460

Accumulation Units Issued                                                             333,076
Accumulation Units Redeemed                                                          (457,970)
                                                                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                                (124,894)
                                                                         ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and      VALIC COMPANY I      VALIC COMPANY I       VALIC COMPANY I        VALIC COMPANY I
analysis of the increase (decrease) in         SMALL MID       SMALL CAP AGGRESSIVE   EMERGING ECONOMIES      GLOBAL STRATEGY
units outstanding as of                       GROWTH FUND          GROWTH FUND               FUND                  FUND
December 31, 2012.                       --------------------  --------------------  --------------------  --------------------
                                              DIVISION 85          DIVISION 86           DIVISION 87            DIVISION 88
                                         --------------------  --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.85% /(6)/           1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.028562              0.995694              0.996615              1.126424

Accumulation Units Issued                              82,731                47,451             2,181,541             1,498,415
Accumulation Units Redeemed                           (61,970)              (35,152)             (445,768)             (956,217)
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                    20,761                12,299             1,735,773               542,198
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/       1.45% /(1)/      1.00% /(2)(3)(4)(5)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.103500              1.316921              0.971967              1.615072

Accumulation Units Issued                           4,293,116             2,672,363                27,718             6,485,805
Accumulation Units Redeemed                        (8,319,504)           (6,053,259)              (89,376)          (51,734,390)
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                (4,026,388)           (3,380,896)              (61,658)          (45,248,585)
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/           0.80% /(2)/      1.00% /(2)(3)(4)(5)/       0.80% /(2)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.119263              1.335709              1.004121              1.638117

Accumulation Units Issued                             806,161             1,025,334           285,646,051             2,715,569
Accumulation Units Redeemed                        (3,424,088)           (2,441,499)          (20,829,946)          (18,933,681)
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                (2,617,927)           (1,416,165)          264,816,105           (16,218,112)
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/           0.60% /(2)/           0.95% /(1)/           0.60% /(2)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.135194              1.354775              1.007400              1.661514

Accumulation Units Issued                              36,389                37,622                    --               204,670
Accumulation Units Redeemed                          (108,641)             (137,540)                   --            (1,781,642)
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   (72,252)              (99,918)                   --            (1,576,972)
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/           0.40% /(2)/           0.80% /(2)/           0.40% /(2)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.016008              1.089202              1.018475              1.208476

Accumulation Units Issued                                  --                    --            72,759,281                    --
Accumulation Units Redeemed                                --                    --           (15,206,087)                   --
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                        --                    --            57,553,194                    --
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                         0.60% /(2)/
                                                                                     --------------------
Accumulation Unit Value                                                                          1.033002

Accumulation Units Issued                                                                       2,341,357
Accumulation Units Redeemed                                                                      (756,586)
                                                                                     --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                             1,584,771
                                                                                     ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                         0.40% /(2)/
                                                                                     --------------------
Accumulation Unit Value                                                                          0.721728

Accumulation Units Issued                                                                       3,506,711
Accumulation Units Redeemed                                                                    (3,246,350)
                                                                                     --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                               260,361
                                                                                     ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                              VALIC COMPANY I      VALIC COMPANY I     INVESCO BALANCE-RISK    VALIC COMPANY I
The accumulation units outstanding and         FOREIGN VALUE      GLOBAL REAL ESTATE    COMMODITY STRATEGY    DYNAMIC ALLOCATION
analysis of the increase (decrease) in             FUND                  FUND                  FUND                  FUND
units outstanding as of December 31, 2012. --------------------  --------------------  --------------------  --------------------
                                                DIVISION 89          DIVISION 101          DIVISION 102          DIVISION 103
                                           --------------------  --------------------  --------------------  --------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                    1.85% /(6)/           1.85% /(6)/           1.85% /(6)/          1.85% /(6)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                0.995645              1.161463              0.982295              0.997344

Accumulation Units Issued                             2,096,210               380,209                48,256                    --
Accumulation Units Redeemed                          (1,384,202)             (176,354)              (23,028)                   --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                           712,008               203,855                25,228                    --
                                           ====================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                               1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                1.161140              1.160111              0.992063              0.997646

Accumulation Units Issued                            19,151,089            37,553,363           179,747,387                 1,278
Accumulation Units Redeemed                         (81,731,339)          (28,953,457)           (3,796,229)                   --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                       (62,580,250)            8,599,906           175,951,158                 1,278
                                           ====================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                    0.80% /(2)/           0.80% /(2)/           0.80% /(2)/          0.80% /(2)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                1.177699              1.171354              0.994374              0.997716

Accumulation Units Issued                            12,067,354             2,722,683            34,935,871                    --
Accumulation Units Redeemed                         (43,635,217)           (3,299,228)             (797,579)                   --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                       (31,567,863)             (576,545)           34,138,292                    --
                                           ====================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                    0.60% /(2)/           0.60% /(2)/           0.60% /(2)/          0.60% /(2)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                1.194535              1.182698              0.996711              0.997789

Accumulation Units Issued                               827,145               455,844             1,120,056                    --
Accumulation Units Redeemed                          (2,241,974)             (505,424)             (386,488)                   --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                        (1,414,829)              (49,580)              733,568                    --
                                           ====================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                    0.40% /(2)/           0.40% /(2)/           0.40% /(2)/          0.40% /(2)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                0.851012              1.194176              0.999060              0.997858

Accumulation Units Issued                                 8,657                    --                    --                    --
Accumulation Units Redeemed                             (64,634)                   --                    --                    --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                           (55,977)                   --                    --                    --
                                           ====================  ====================  ====================  ====================

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I          VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of       CAPITAL CONSERVATION     CAPITAL CONSERVATION       MONEY MARKET I
the increase (decrease) in units outstanding as of               FUND                     FUND                    FUND
December 31, 2011.                                     -----------------------  -----------------------  -----------------------
                                                              DIVISION 1               DIVISION 7              DIVISION 2
                                                       -----------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2) (3) (4) (5)/        1.85% /(6)/        1.00% /(2) (3) (4) (5)/
Accumulation Unit Value                                               6.184408                 1.048726                 2.956849

Accumulation Units Issued                                               15,243                   31,254                   13,209
Accumulation Units Redeemed                                            (27,003)                     (35)                 (25,440)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  (11,760)                  31,219                  (12,231)
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                            1.00% /(2) (3) (4) (5)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.463229

Accumulation Units Issued                                                                     6,980,436
Accumulation Units Redeemed                                                                  (6,400,146)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                           580,290
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.80% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.643165

Accumulation Units Issued                                                                     4,996,859
Accumulation Units Redeemed                                                                  (3,099,005)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                         1,897,854
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.60% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.837902

Accumulation Units Issued                                                                       258,208
Accumulation Units Redeemed                                                                     (93,652)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                           164,556
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.40% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        1.225856

Accumulation Units Issued                                                                            --
Accumulation Units Redeemed                                                                          --
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                                --
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I          VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of         MONEY MARKET I            MID CAP INDEX           ASSET ALLOCATION
the increase (decrease) in units outstanding as of              FUND                     FUND                      FUND
December 31, 2011.                                     -----------------------  -----------------------  -----------------------
                                                             DIVISION 6               DIVISION 4                DIVISION 5
                                                       -----------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/              1.85% /(6)/              1.85% /(6)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               0.981814                 0.962009                 0.990777

Accumulation Units Issued                                              586,411                  160,976                  183,776
Accumulation Units Redeemed                                           (374,470)                  (3,148)                    (809)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  211,941                  157,828                  182,967
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/              1.45% /(1)/        1.00% /(2) (3) (4) (5)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               1.040888                 1.582182                 5.581770
Accumulation Units Issued                                               40,608                    3,326                1,934,761
Accumulation Units Redeemed                                            (98,239)                    (215)              (2,718,211)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  (57,631)                   3,111                 (783,450)
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2) (3) (4) (5)/  1.00% /(2) (3) (4) (5)/        0.80% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               2.087792                11.214772                 5.894722

Accumulation Units Issued                                           84,103,738               11,258,843                1,513,304
Accumulation Units Redeemed                                        (78,588,521)             (19,747,045)              (1,220,747)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                5,515,217               (8,488,202)                 292,557
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% /(1)/              0.95% /(1)/              0.60% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               1.075472                 1.820332                 6.238760

Accumulation Units Issued                                                   --                       --                   23,685
Accumulation Units Redeemed                                                 --                       --                  (18,790)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                       --                       --                    4,895
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/              0.80% /(2)/              0.40% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               2.196860                11.862315                 1.061127

Accumulation Units Issued                                           16,374,148                7,415,223                       --
Accumulation Units Redeemed                                        (16,078,969)             (10,287,134)                      --
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  295,179               (2,871,911)                      --
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/              0.60% /(2)/
                                                       -----------------------  -----------------------
Accumulation Unit Value                                               2.314126                12.577625

Accumulation Units Issued                                            1,358,312                  165,751
Accumulation Units Redeemed                                         (1,165,058)                (268,546)
                                                       -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  193,254                 (102,795)
                                                       =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/              0.40% /(2)/
                                                       -----------------------  -----------------------
Accumulation Unit Value                                               1.015541                 1.005614

Accumulation Units Issued                                            2,370,727                1,910,084
Accumulation Units Redeemed                                         (3,551,703)              (2,371,837)
                                                       -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding               (1,180,976)                (461,753)
                                                       =======================  =======================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                       VALIC COMPANY I       VALIC COMPANY I    VALIC COMPANY I
                                                                    GOVERNMENT SECURITIES      STOCK INDEX        STOCK INDEX
The accumulation units outstanding and analysis of the increase             FUND                  FUND               FUND
(decrease) in units outstanding as of December 31, 2011.            --------------------- --------------------  ---------------
                                                                         DIVISION 8           DIVISION 10A       DIVISION 10B
                                                                    --------------------- --------------------  ---------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     1.85% /(6)/      1.00% /(2)(3)(4)(5)/   0.4335% /(3)/
                                                                    --------------------  --------------------   -------------
Accumulation Unit Value                                                         1.077715             24.429766       42.274723

Accumulation Units Issued                                                         37,040                49,193           3,053
Accumulation Units Redeemed                                                           --              (592,038)        (31,444)
                                                                    --------------------  --------------------   -------------
Increase (Decrease) in Accumulation Units Outstanding                             37,040              (542,845)        (28,391)
                                                                    ====================  ====================   =============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.00% /(2)(3)(4)(5)/
                                                                    --------------------
Accumulation Unit Value                                                         3.495548

Accumulation Units Issued                                                      5,699,726
Accumulation Units Redeemed                                                   (6,895,697)
                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                         (1,195,971)
                                                                    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.80% /(2)/
                                                                    --------------------
Accumulation Unit Value                                                         3.677191

Accumulation Units Issued                                                      2,185,117
Accumulation Units Redeemed                                                   (2,580,732)
                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                           (395,615)
                                                                    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.60% /(2)/
                                                                    --------------------
Accumulation Unit Value                                                         3.873661

Accumulation Units Issued                                                        119,350
Accumulation Units Redeemed                                                     (150,488)
                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                            (31,138)
                                                                    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.40% /(2)/
                                                                    --------------------
Accumulation Unit Value                                                         1.219172

Accumulation Units Issued                                                             --
Accumulation Units Redeemed                                                           --
                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                                 --
                                                                    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of                  STOCK INDEX           STOCK INDEX      INTERNATIONAL EQUITIES
the increase (decrease) in units outstanding as of                     FUND                  FUND                   FUND
December 31, 2011.                                             --------------------  --------------------  ----------------------
                                                                   DIVISION 10C          DIVISION 10D           DIVISION 11
                                                               --------------------  --------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.85% /(6)/      1.00% /(2)(3)(4)(5)/        1.85% /(6)/
                                                               --------------------  --------------------   --------------------
Accumulation Unit Value                                                    0.999567              9.190428               0.853078

Accumulation Units Issued                                                    48,187                 6,412                 59,460
Accumulation Units Redeemed                                                 (16,397)             (229,149)               (20,554)
                                                               --------------------  --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                        31,790              (222,737)                38,906
                                                               ====================  ====================   ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.45% /(1)/                             1.00% /(2)(3)(4)(5)/
                                                               --------------------                         --------------------
Accumulation Unit Value                                                    0.960744                                     1.430123

Accumulation Units Issued                                                     5,601                                  101,286,805
Accumulation Units Redeemed                                                  (1,366)                                 (65,906,503)
                                                               --------------------                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                         4,235                                   35,380,302
                                                               ====================                         ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.00% /(2)(3)(4)(5)/                              0.80%/(2)/
                                                               --------------------                         --------------------
Accumulation Unit Value                                                    5.185709                                     1.494657

Accumulation Units Issued                                                23,302,436                                   31,214,384
Accumulation Units Redeemed                                             (52,755,632)                                 (21,390,149)
                                                               --------------------                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                   (29,453,196)                                   9,824,235
                                                               ====================                         ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.95% /(1)/                                  0.60% /(2)/
                                                               --------------------                         --------------------
Accumulation Unit Value                                                    1.358402                                     1.562754

Accumulation Units Issued                                                        --                                    1,399,298
Accumulation Units Redeemed                                                      --                                     (416,946)
                                                               --------------------                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                            --                                      982,352
                                                               ====================                         ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80% /(2)/                                  0.40%/(2)/
                                                               --------------------                         --------------------
Accumulation Unit Value                                                    5.436876                                     0.634556

Accumulation Units Issued                                                11,446,932                                           --
Accumulation Units Redeemed                                             (18,013,930)                                          --
                                                               --------------------                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (6,566,998)                                          --
                                                               ====================                         ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60% /(2)/
                                                               --------------------
Accumulation Unit Value                                                    5.713089

Accumulation Units Issued                                                   913,845
Accumulation Units Redeemed                                                (922,602)
                                                               --------------------
Increase (Decrease) in Accumulation Units Outstanding                        (8,757)
                                                               ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% /(2)/
                                                               --------------------
Accumulation Unit Value                                                    0.865152

Accumulation Units Issued                                                 4,158,707
Accumulation Units Redeemed                                              (7,068,795)
                                                               --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (2,910,088)
                                                               ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I         VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of the     SOCIAL AWARENESS     INT'L GOVERNMENT BOND       SMALL CAP INDEX
increase (decrease) in units outstanding as of                   FUND                   FUND                     FUND
December 31, 2011.                                      ---------------------  -----------------------  -----------------------
                                                             DIVISION 12             DIVISION 13              DIVISION 14
                                                        ---------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/             1.85% /(6)/              1.85% /(6)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              0.921070                 1.025665                 0.939438

Accumulation Units Issued                                                  --                  465,555                  151,176
Accumulation Units Redeemed                                                --                  (17,563)                  (7,889)
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                      --                  447,992                  143,287
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/       1.00%/ (2) (3) (4) (5)/        1.45% /(1)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              0.858233                 3.004729                 1.386725

Accumulation Units Issued                                                  --               26,576,487                    1,640
Accumulation Units Redeemed                                                --              (13,799,378)                    (231)
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                      --               12,777,109                    1,409
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% /(2) (3)(4)(5)/        0.80%/ (2)/        1.00% /(2) (3) (4) (5)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              3.533362                 3.126430                 3.704412

Accumulation Units Issued                                           3,277,243                3,858,565               11,509,307
Accumulation Units Redeemed                                        (5,777,349)              (4,730,024)             (22,227,675)
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding              (2,500,106)                (871,459)             (10,718,368)
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.95%(1)               0.60%/(2)/              0.95% /(1)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              1.194579                 3.255749                 1.635369

Accumulation Units Issued                                                  --                   56,960                       --
Accumulation Units Redeemed                                                --                 (189,619)                      --
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                      --                 (132,659)                      --
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/             0.40% /(2)/              0.80% /(2)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              3.687333                 1.237020                 3.847961

Accumulation Units Issued                                           4,785,480                        1                5,776,016
Accumulation Units Redeemed                                        (4,163,798)                    (603)              (8,047,574)
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                 621,682                     (602)              (2,271,558)
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/                                      0.60% /(2)/
                                                        ---------------------                           -----------------------
Accumulation Unit Value                                              3.855317                                          4.002538

Accumulation Units Issued                                             174,452                                           227,777
Accumulation Units Redeemed                                           (73,741)                                         (342,801)
                                                        ---------------------                           -----------------------
Increase (Decrease) in Accumulation Units Outstanding                 100,711                                          (115,024)
                                                        =====================                           =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/                                      0.40% /(2)/
                                                        ---------------------                           -----------------------
Accumulation Unit Value                                              0.762978                                          0.927653

Accumulation Units Issued                                                 198                                         1,769,810
Accumulation Units Redeemed                                          (110,475)                                       (1,700,405)
                                                        ---------------------                           -----------------------
Increase (Decrease) in Accumulation Units Outstanding                (110,277)                                           69,405
                                                        =====================                           =======================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I        VALIC COMPANY I        VALIC COMPANY I
The accumulation units outstanding and analysis of the       CORE EQUITY          GROWTH & INCOME      SCIENCE & TECHNOLOGY
increase (decrease) in units outstanding as of                  FUND                   FUND                    FUND
December 31, 2011.                                      ---------------------  ---------------------  ---------------------
                                                             DIVISION 15            DIVISION 16            DIVISION 17
                                                        ---------------------  ---------------------  ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/            1.85% /(6)/            1.85% /(6)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              0.976968               0.939029               0.922917

Accumulation Units Issued                                              54,576                 71,515                  5,131
Accumulation Units Redeemed                                                --                   (408)                    --
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                  54,576                 71,107                  5,131
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% /(2) (3)(4)(5)/       1.45% /(1)/            1.45% /(1)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              2.022049               0.848122               0.598394

Accumulation Units Issued                                           4,106,971                  8,160                  9,373
Accumulation Units Redeemed                                       (11,658,747)                  (164)                  (972)
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding              (7,551,776)                 7,996                  8,401
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/       1.00% /(2) (3)(4)(5)/  1.00% /(2) (3)(4)(5)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              2.092201               2.102329               2.651041

Accumulation Units Issued                                           1,618,978              2,662,286              7,350,445
Accumulation Units Redeemed                                        (2,918,577)            (4,175,844)           (30,095,270)
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding              (1,299,599)            (1,513,558)           (22,744,825)
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/            0.95% /(1)/            0.95% /(1)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              2.167495               1.194245               1.487515

Accumulation Units Issued                                             108,082                     --                     --
Accumulation Units Redeemed                                          (121,641)                    --                     --
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                 (13,559)                    --                     --
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/            0.80% /(2)/            0.80% /(2)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              0.817262               2.175395               2.742482

Accumulation Units Issued                                                   6                937,138              7,025,728
Accumulation Units Redeemed                                           (36,489)            (1,122,131)            (9,723,115)
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                 (36,483)              (184,993)            (2,697,387)
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                0.60% /(2)/            0.60% /(2)/
                                                                               ---------------------  ---------------------
Accumulation Unit Value                                                                     2.253711               2.841316

Accumulation Units Issued                                                                     72,538                331,100
Accumulation Units Redeemed                                                                  (92,234)              (473,702)
                                                                               ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                                        (19,696)              (142,602)
                                                                               =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                0.40% /(2)/            0.40% /(2)/
                                                                               ---------------------  ---------------------
Accumulation Unit Value                                                                     0.775921               0.933561

Accumulation Units Issued                                                                         --              1,397,160
Accumulation Units Redeemed                                                                       --             (2,264,649)
                                                                               ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                                             --               (867,489)
                                                                               =====================  =====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of                   SMALL CAP        INTERNATIONAL GROWTH     DIVIDEND VALUE
the increase (decrease) in units outstanding as of                      FUND                 FUND                   FUND
December 31, 2011.                                              --------------------- --------------------- ---------------------
                                                                    DIVISION 18           DIVISION 20           DIVISION 21
                                                                --------------------- --------------------- ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     0.974229              0.885384              1.061960

Accumulation Units Issued                                                     46,833                41,922                67,276
Accumulation Units Redeemed                                                  (1,390)                    --                 (957)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                         45,443                41,922                66,319
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     2.789910              2.026137              1.709087

Accumulation Units Issued                                                  3,604,900             9,271,427            57,658,804
Accumulation Units Redeemed                                             (11,722,531)          (24,033,683)          (25,337,339)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                    (8,117,631)          (14,762,256)            32,321,465
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     2.899471              2.104984              1.794211

Accumulation Units Issued                                                  3,860,887            25,826,358            17,756,069
Accumulation Units Redeemed                                              (2,872,774)          (34,826,757)           (7,268,328)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                        988,113           (9,000,399)            10,487,741
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     3.026057              2.189519              1.890115

Accumulation Units Issued                                                    405,958               290,630             1,174,899
Accumulation Units Redeemed                                                (245,946)             (660,154)             (175,619)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                        160,012             (369,524)               999,280
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     0.981048              0.736544              0.874969

Accumulation Units Issued                                                         --                    --                     9
Accumulation Units Redeemed                                                       --                    --             (145,166)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                             --                    --             (145,157)
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                        VANGUARD              VANGUARD         VANGUARD
                                                                   LONG-TERM CORPORATE   LONG-TERM TREASURY   WINDSOR II
The accumulation units outstanding and analysis of the increase           FUND                  FUND             FUND
(decrease) in units outstanding as of December 31, 2011.          --------------------  --------------------  -----------
                                                                       DIVISION 22          DIVISION 23       DIVISION 24
                                                                  --------------------  --------------------  -----------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.85% /(6)/           1.85% /(6)/      2.10% /(6)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       1.150375              1.269077     1.005739

Accumulation Units Issued                                                       28,648                79,830       24,788
Accumulation Units Redeemed                                                         (6)                 (873)        (974)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                           28,642                78,957       23,814
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.25% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       2.719127              3.043752     2.300894

Accumulation Units Issued                                                   24,717,365             7,728,788   17,178,766
Accumulation Units Redeemed                                                (12,687,396)          (14,343,672) (49,471,993)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                       12,029,969            (6,614,884) (32,293,227)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80% /(2)/           0.80% /(2)/      1.05% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       2.881690              3.197710     2.417393

Accumulation Units Issued                                                    5,244,762             5,426,927   14,687,339
Accumulation Units Redeemed                                                 (5,819,938)           (7,998,942) (26,258,333)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                         (575,176)           (2,572,015) (11,570,994)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60% /(2)/           0.60% /(2)/      0.85% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       3.065646              3.366304     2.549176

Accumulation Units Issued                                                      120,459               252,976      786,120
Accumulation Units Redeemed                                                   (165,990)             (367,816)    (992,957)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          (45,531)             (114,840)    (206,837)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40% /(2)/           0.40% /(2)/      0.65% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       1.434664              1.552982     0.826438

Accumulation Units Issued                                                            3                     7    2,943,594
Accumulation Units Redeemed                                                    (39,808)             (143,155)  (3,780,290)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          (39,805)             (143,148)    (836,696)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                   VANGUARD    VALIC COMPANY II VALIC COMPANY II
                                                                  WELLINGTON    INTERNATIONAL   SMALL CAP GROWTH
The accumulation units outstanding and analysis of the increase      FUND       GROWTH II FUND        FUND
(decrease) in units outstanding as of December 31, 2011.          -----------  ---------------- ----------------
                                                                  DIVISION 25    DIVISION 33      DIVISION 35
                                                                  -----------  ---------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              2.10% /(6)/    1.60% /(6)/      1.60% /(6)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              1.016997       0.791040         0.943172

Accumulation Units Issued                                              38,193        143,625          112,670
Accumulation Units Redeemed                                              (248)        (4,527)         (18,390)
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                  37,945        139,098           94,280
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.25% /(2)/    0.75% /(2)/      1.45% /(1)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              2.753713       1.498498         0.874847

Accumulation Units Issued                                          19,911,734     39,685,995               --
Accumulation Units Redeemed                                       (47,798,721)   (29,172,585)            (809)
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding             (27,886,987)    10,513,410             (809)
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.05% /(2)/    0.55% /(2)/      0.95% /(1)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              2.915822       1.538953         1.528239

Accumulation Units Issued                                          19,065,273      5,178,662               --
Accumulation Units Redeemed                                       (30,623,760)    (7,805,728)              --
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding             (11,558,487)    (2,627,066)              --
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.85% /(2)/    0.35% /(2)/      0.75% /(2)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              3.101910       1.580580         1.631269

Accumulation Units Issued                                           1,103,724        276,360       14,170,305
Accumulation Units Redeemed                                        (1,196,680)      (201,928)     (10,803,786)
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                 (92,956)        74,432        3,366,519
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.65% /(2)/    0.15% /(2)/      0.55% /(2)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              1.045067       0.630442         1.675287

Accumulation Units Issued                                           2,925,748             --        1,778,671
Accumulation Units Redeemed                                        (3,765,608)            --       (2,294,572)
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (839,860)            --         (515,901)
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                              0.35% /(2)/
                                                                                                  -----------
Accumulation Unit Value                                                                              1.720642

Accumulation Units Issued                                                                             152,693
Accumulation Units Redeemed                                                                          (119,349)
                                                                                                  -----------
Increase (Decrease) in Accumulation Units Outstanding                                                  33,344
                                                                                                  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                              0.15% /(2)/
                                                                                                  -----------
Accumulation Unit Value                                                                              0.911530

Accumulation Units Issued                                                                                  --
Accumulation Units Redeemed                                                                                --
                                                                                                  -----------
Increase (Decrease) in Accumulation Units Outstanding                                                      --
                                                                                                  ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY II VALIC COMPANY II VALIC COMPANY II
                                                                  SMALL CAP VALUE   MID CAP GROWTH   MID CAP VALUE
The accumulation units outstanding and analysis of the increase         FUND             FUND             FUND
(decrease) in units outstanding as of December 31, 2011.          ---------------- ---------------- ----------------
                                                                    DIVISION 36      DIVISION 37      DIVISION 38
                                                                  ---------------- ---------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.60% /(6)/      1.60% /(6)/      1.60% /(6)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                0.907732         0.933966         0.897667

Accumulation Units Issued                                               102,526           86,449          125,858
Accumulation Units Redeemed                                              (1,495)          (2,710)          (2,063)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                   101,031           83,739          123,795
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.75% /(2)/      0.75% /(2)/      0.75% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                2.244890         1.280663         3.097357

Accumulation Units Issued                                            14,463,761       22,447,132       31,258,788
Accumulation Units Redeemed                                         (21,040,260)     (29,725,409)      (9,258,049)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (6,576,499)      (7,278,277)      22,000,739
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.55% /(2)/      0.55% /(2)/      0.55% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                2.305411         1.315170         3.180867

Accumulation Units Issued                                             3,974,788        2,003,911        8,354,157
Accumulation Units Redeemed                                          (8,386,169)      (3,409,906)      (5,154,091)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (4,411,381)      (1,405,995)       3,200,066
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.35% /(2)/      0.35% /(2)/      0.35% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                2.367799         1.350804         3.266975

Accumulation Units Issued                                               139,641          118,309          270,723
Accumulation Units Redeemed                                            (412,504)        (122,256)        (302,084)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                  (272,863)          (3,947)         (31,361)
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.15% /(2)/      0.15% /(2)/      0.15% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                0.924428         0.840978         0.862408

Accumulation Units Issued                                               576,511               --          884,022
Accumulation Units Redeemed                                            (614,507)              --       (1,029,495)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                   (37,996)              --         (145,473)
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                         VALIC COMPANY II   VALIC COMPANY II   VALIC COMPANY II
The accumulation units outstanding and analysis of     CAPITAL APPRECIATION LARGE CAP VALUE  SOCIALLY RESPONSIBLE
the increase (decrease) in units outstanding as of             FUND               FUND               FUND
December 31, 2011.                                     -------------------- ---------------- --------------------
                                                           DIVISION 39        DIVISION 40        DIVISION 41
                                                       -------------------- ---------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       1.60% /(6)/        1.60% /(6)/        1.60% /(6)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       0.965571           0.941052           0.996977

Accumulation Units Issued                                       21,446            221,587             13,363
Accumulation Units Redeemed                                       (253)           (22,570)              (214)
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding           21,193            199,017             13,149
                                                           ===========        ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       1.45% /(1)/        0.75% /(2)/        0.75% /(2)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       0.696843           1.617144           1.405642

Accumulation Units Issued                                        7,228          7,980,410         21,403,957
Accumulation Units Redeemed                                        (82)        (8,358,537)       (87,606,981)
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding            7,146           (378,127)       (66,203,024)
                                                           ===========        ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.95% /(1)/        0.55% /(2)/        0.55% /(2)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       1.204185           1.660812           1.443565

Accumulation Units Issued                                           --          3,872,966          9,517,341
Accumulation Units Redeemed                                         --         (4,541,478)       (19,242,465)
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding               --           (668,512)        (9,725,124)
                                                           ===========        ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.75% /(2)/        0.35% /(2)/        0.35% /(2)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       0.958280           1.705753           1.482674

Accumulation Units Issued                                    3,512,723             75,639            246,957
Accumulation Units Redeemed                                 (4,359,179)           (79,382)        (1,199,398)
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         (846,456)            (3,743)          (952,441)
                                                           -----------        -----------        -----------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.55% /(2)/        0.15% /(2)/        0.15% /(2)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       0.984139           0.727830           0.888904

Accumulation Units Issued                                      879,915                 --                 --
Accumulation Units Redeemed                                 (1,775,164)                --                 --
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         (895,249)                --                 --
                                                           ===========        ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.35% /(2)/
                                                           -----------
Accumulation Unit Value                                       1.010818

Accumulation Units Issued                                       54,929
Accumulation Units Redeemed                                   (103,720)
                                                           -----------
Increase (Decrease) in Accumulation Units Outstanding          (48,791)
                                                           ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.15% /(2)/
                                                           -----------
Accumulation Unit Value                                       0.805698

Accumulation Units Issued                                           --
Accumulation Units Redeemed                                         --
                                                           -----------
Increase (Decrease) in Accumulation Units Outstanding               --
                                                           ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VALIC COMPANY II   VALIC COMPANY II    VALIC COMPANY II
The accumulation units outstanding and analysis of     MONEY MARKET II   NASDAQ-100(R) INDEX  AGGRESSIVE GROWTH
the increase (decrease) in units outstanding as of           FUND               FUND           LIFESTYLE FUND
December 31, 2011.                                     ---------------- --------------------  -----------------
                                                         DIVISION 44         DIVISION 46         DIVISION 48
                                                       ---------------- --------------------  -----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.60% /(6)/         1.85% /(6)/         1.85% /(6)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     0.984281                1.010800        0.982476

Accumulation Units Issued                                  3,966,869                  17,654          64,403
Accumulation Units Redeemed                               (1,732,384)                     --            (201)
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding      2,234,485                  17,654          64,202
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.75% /(2)/    1.00% /(2)(3)(4)(5)/     1.45% /(1)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     1.254760                0.621802        1.260579

Accumulation Units Issued                                 84,550,905              26,443,978          36,473
Accumulation Units Redeemed                              (79,815,841)            (31,476,375)        (29,243)
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding      4,735,064              (5,032,397)          7,230
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.55% /(2)/         0.80% /(2)/         0.75% /(2)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     1.288750                0.635880        1.932761

Accumulation Units Issued                                 24,480,907               9,174,672      35,941,812
Accumulation Units Redeemed                              (24,762,193)             (7,827,423)     (9,613,738)
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding       (281,286)              1,347,249      26,328,074
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.35% /(2)/         0.60% /(2)/         0.95% /(1)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     1.323642                0.650234        1.690158

Accumulation Units Issued                                    880,741                 479,866              --
Accumulation Units Redeemed                                 (807,955)               (379,703)             --
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding         72,786                 100,163              --
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.15% /(2)/         0.40% /(2)/         0.55% /(2)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     1.026466                1.010402        1.984971

Accumulation Units Issued                                         --                      --       8,255,642
Accumulation Units Redeemed                                       --                      --      (2,235,242)
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding             --                      --       6,020,400
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                             0.35% /(2)/
                                                                                                 -----------
Accumulation Unit Value                                                                             2.038679

Accumulation Units Issued                                                                            202,141
Accumulation Units Redeemed                                                                         (126,167)
                                                                                                 -----------
Increase (Decrease) in Accumulation Units Outstanding                                                 75,974
                                                                                                 ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                             0.15% /(2)/
                                                                                                 -----------
Accumulation Unit Value                                                                             0.947928

Accumulation Units Issued                                                                                 --
Accumulation Units Redeemed                                                                               --
                                                                                                 -----------
Increase (Decrease) in Accumulation Units Outstanding                                                     --
                                                                                                 ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VALIC COMPANY II  VALIC COMPANY II   VANGUARD LIFESTRATEGY
The accumulation units outstanding and analysis of     MODERATE GROWTH  CONSERVATIVE GROWTH        GROWTH
the increase (decrease) in units outstanding as of      LIFESTYLE FUND    LIFESTYLE FUND            FUND
December 31, 2011.                                     ---------------- ------------------- ---------------------
                                                         DIVISION 49        DIVISION 50          DIVISION 52
                                                       ---------------- ------------------- ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.85% /(6)/        1.85% /(6)/          2.10% /(6)/
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     0.996476           1.017887             0.956915

Accumulation Units Issued                                     90,462            294,682               14,417
Accumulation Units Redeemed                                     (305)              (604)                (255)
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding         90,157            294,078               14,162
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.45% /(1)/        1.45% /(1)/          1.25% /(2)/
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     1.400032           1.459573             1.503116

Accumulation Units Issued                                      8,632             15,245           10,372,089
Accumulation Units Redeemed                                   (6,304)            (1,594)          (6,787,383)
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding          2,328             13,651            3,584,706
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.75% /(2)/        0.75% /(2)/            1.05%(2)
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     2.093524           2.123310             1.543574

Accumulation Units Issued                                 43,921,027         18,575,147            3,278,473
Accumulation Units Redeemed                              (12,019,024)        (6,213,147)          (2,782,369)
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding     31,902,003         12,362,000              496,104
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.95% /(1)/        0.95% /(1)/          0.85% /(2)/
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     1.626383           1.566921             1.585015

Accumulation Units Issued                                         --                 --              112,253
Accumulation Units Redeemed                                       --                 --             (280,089)
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding             --                 --             (167,836)
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.55% /(2)/        0.55% /(2)/          0.65% /(2)/
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     2.149986           2.180618             0.859177

Accumulation Units Issued                                  8,209,241          5,440,479                   --
Accumulation Units Redeemed                               (3,863,500)        (2,933,915)                  --
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding      4,345,741          2,506,564                   --
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.35% /(2)/        0.35% /(2)/
                                                         -----------        -----------
Accumulation Unit Value                                     2.208151           2.239566

Accumulation Units Issued                                    199,727            135,482
Accumulation Units Redeemed                                 (140,098)           (85,238)
                                                         -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         59,629             50,244
                                                         ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.15% /(2)/        0.15% /(2)/
                                                         -----------        -----------
Accumulation Unit Value                                     1.042697           1.123962

Accumulation Units Issued                                         --                 --
Accumulation Units Redeemed                                       --                 --
                                                         -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding             --                 --
                                                         ===========        ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY
The accumulation units outstanding and analysis of        MODERATE GROWTH     CONSERVATIVE GROWTH  VALIC COMPANY II
the increase (decrease) in units outstanding as of             FUND                  FUND           CORE BOND FUND
December 31, 2011.                                     --------------------- --------------------- ----------------
                                                            DIVISION 53           DIVISION 54        DIVISION 58
                                                       --------------------- --------------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        2.10% /(6)/           2.10% /(6)/        1.60% /(6)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        0.981827              0.996484           1.045315

Accumulation Units Issued                                        77,869                 2,999            313,861
Accumulation Units Redeemed                                          --                    --             (5,924)
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding            77,869                 2,999            307,937
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.25% /(2)/           1.25% /(2)/        1.45% /(1)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        1.590715              1.605939           1.533817

Accumulation Units Issued                                    12,275,186             6,985,747              6,233
Accumulation Units Redeemed                                  (7,955,302)           (5,785,697)              (761)
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         4,319,884             1,200,050              5,472
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.05% /(2)/           1.05% /(2)/        0.95% /(1)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        1.633450              1.649116           1.387391

Accumulation Units Issued                                     3,743,023             1,385,737                 --
Accumulation Units Redeemed                                  (2,572,633)           (1,518,629)                --
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         1,170,390              (132,892)                --
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.85% /(2)/           0.85% /(2)/        0.75% /(2)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        1.677421              1.693439           1.816272

Accumulation Units Issued                                       276,693                52,118         78,285,171
Accumulation Units Redeemed                                    (395,208)             (118,851)       (19,634,329)
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding          (118,515)              (66,733)        58,650,842
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.65% /(2)/           0.65% /(2)/        0.55% /(2)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        0.951301              1.022863           1.865299

Accumulation Units Issued                                            --                    --          9,728,163
Accumulation Units Redeemed                                          --                    --         (3,514,578)
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                --                    --          6,213,585
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                 0.35% /(2)/
                                                                                                     -----------
Accumulation Unit Value                                                                                 1.915807

Accumulation Units Issued                                                                              1,256,733
Accumulation Units Redeemed                                                                             (558,061)
                                                                                                     -----------
Increase (Decrease) in Accumulation Units Outstanding                                                    698,672
                                                                                                     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                 0.15% /(2)/
                                                                                                     -----------
Accumulation Unit Value                                                                                1.2871700

Accumulation Units Issued                                                                              1,385,978
Accumulation Units Redeemed                                                                           (1,550,986)
                                                                                                     -----------
Increase (Decrease) in Accumulation Units Outstanding                                                   (165,008)
                                                                                                     ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VALIC COMPANY II VALIC COMPANY II
The accumulation units outstanding and analysis of      STRATEGIC BOND  HIGH YIELD BOND          ARIEL
the increase (decrease) in units outstanding as of           FUND             FUND               FUND
December 31, 2011.                                     ---------------- ---------------- --------------------
                                                         DIVISION 59      DIVISION 60         DIVISION 68
                                                       ---------------- ---------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.60% /(6)/      1.60% /(6)/         1.85% /(6)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.026749         1.027542                0.870352

Accumulation Units Issued                                  1,031,535        2,026,779                  47,846
Accumulation Units Redeemed                                 (136,848)        (517,389)                 (5,738)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding        894,687        1,509,390                  42,108
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.45% /(1)/      0.75% /(2)/    1.00% /(2)(3)(4)(5)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.873773         2.069970                1.740470

Accumulation Units Issued                                      6,389       21,357,465              13,761,699
Accumulation Units Redeemed                                     (869)     (19,948,855)            (23,256,015)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding          5,520        1,408,610              (9,494,316)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.95% /(1)/      0.55% /(2)/         0.80% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.619487         2.125793                1.779854

Accumulation Units Issued                                         --        5,178,304              11,389,323
Accumulation Units Redeemed                                       --       (6,079,690)            (12,883,467)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding             --         (901,386)             (1,494,144)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.75% /(2)/      0.35% /(2)/         0.60% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.335588         2.183455                1.820042

Accumulation Units Issued                                 31,531,652          161,728                 289,223
Accumulation Units Redeemed                              (14,893,632)        (187,563)               (409,675)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding     16,638,020          (25,835)               (120,452)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.55% /(2)/      0.15% /(2)/         0.40% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.398607         1.143183                0.862110

Accumulation Units Issued                                 12,537,407               --               1,209,628
Accumulation Units Redeemed                               (8,926,146)              --              (1,243,977)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding      3,611,261               --                 (34,349)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.35% /(2)/
                                                         -----------
Accumulation Unit Value                                     2.463532

Accumulation Units Issued                                    505,367
Accumulation Units Redeemed                                 (436,999)
                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding         68,368
                                                         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.15% /(2)/
                                                         -----------
Accumulation Unit Value                                    1.2374360

Accumulation Units Issued                                         --
Accumulation Units Redeemed                                       --
                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding             --
                                                         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and          ARIEL              LOU HOLLAND        VALIC COMPANY I        VALIC COMPANY I
analysis of the increase (decrease) in       APPRECIATION            GROWTH           BLUE CHIP GROWTH       HEALTH SCIENCES
units outstanding as of December 31,             FUND                 FUND                  FUND                  FUND
2011.                                    -------------------  --------------------  --------------------  --------------------
                                             DIVISION 69           DIVISION 70          DIVISION 72            DIVISION 73
                                         -------------------  --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            1.85% /(6)/           1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             0.909551              1.014866              0.996031              1.084607

Accumulation Units Issued                             27,621                12,064               217,475               111,280
Accumulation Units Redeemed                               --                  (359)              (28,056)               (3,437)
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   27,621                11,705               189,419               107,843
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF: 1/4                    1.00%/(2)/(3)(4)(5)  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             1.771533              1.071161              0.964772              1.606388

Accumulation Units Issued                         17,031,433             8,219,835            24,720,913            16,708,370
Accumulation Units Redeemed                      (18,654,758)           (3,672,139)          (35,541,612)          (11,294,998)
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               (1,623,325)            4,547,696           (10,820,699)            5,413,372
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.80% /(2)/           0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             1.811526              1.095359              0.986570              1.642608

Accumulation Units Issued                          3,572,103             4,079,451             9,974,205             4,342,402
Accumulation Units Redeemed                       (4,888,788)           (5,575,092)          (25,862,990)           (3,855,726)
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               (1,316,685)           (1,495,641)          (15,888,785)              486,676
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.60% /(2)/           0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             1.852511              1.120111              1.008903              1.679811

Accumulation Units Issued                            361,130                74,318               494,360               386,412
Accumulation Units Redeemed                         (276,680)              (74,864)             (372,918)             (254,894)
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   84,450                  (546)              121,442               131,518
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.40% /(2)/           0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             0.979864              1.014024              0.904019              1.155524

Accumulation Units Issued                            783,754                    --                    --                    --
Accumulation Units Redeemed                         (897,356)                   --                    --                    --
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 (113,602)                   --                    --                    --
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of             VALUE            BROAD CAP VALUE       LARGE CAP CORE
the increase (decrease) in units outstanding as of             FUND                  FUND                  FUND
December 31, 2011.                                     --------------------  --------------------  --------------------
                                                            DIVISION 74           DIVISION 75           DIVISION 76
                                                       --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            0.959369              0.998078              0.971459

Accumulation Units Issued                                            10,067               587,361               601,455
Accumulation Units Redeemed                                             (91)              (24,650)              (30,719)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                 9,976               562,711               570,736
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.214851              1.066063              1.216597

Accumulation Units Issued                                         7,415,098             5,933,907            13,544,004
Accumulation Units Redeemed                                     (10,295,700)           (3,010,398)           (8,253,827)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            (2,880,602)            2,923,509             5,290,177
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.239437              1.079087              1.231491

Accumulation Units Issued                                         3,613,523             2,063,251             5,036,080
Accumulation Units Redeemed                                      (5,148,165)           (1,014,871)          (10,155,378)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            (1,534,642)            1,048,380            (5,119,298)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.264515              1.092323              1.246538

Accumulation Units Issued                                            48,591               192,925               202,978
Accumulation Units Redeemed                                        (165,864)              (90,587)             (620,331)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding              (117,273)              102,338              (417,353)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            0.798539              0.897108              1.002905

Accumulation Units Issued                                                --                    --                    --
Accumulation Units Redeemed                                              --                    --                    --
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                    --                    --                    --
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          VALIC COMPANY I                            VALIC COMPANY I
The accumulation units outstanding and analysis of      INFLATION PROTECTED    VALIC COMPANY I     LARGE CAPITAL GROWTH
the increase (decrease) in units outstanding as of             FUND            VALIC ULTRA FUND            FUND
December 31, 2011.                                     --------------------  --------------------  --------------------
                                                            DIVISION 77          DIVISION 78           DIVISION 79
                                                       --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.080975             0.9756100             0.9216390

Accumulation Units Issued                                           855,443               173,712                85,873
Accumulation Units Redeemed                                        (292,139)               (1,596)              (55,222)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               563,304               172,116                30,651
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2)(3)(4)(5)/       1.45% /(1)/           1.45% /(1)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.293056              1.014763              1.031039

Accumulation Units Issued                                        76,356,464                    --                 2,640
Accumulation Units Redeemed                                     (32,841,479)                 (550)                 (496)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            43,514,985                  (550)                2,144
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.80% /(2)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.311355              1.043543              1.064845

Accumulation Units Issued                                         9,984,763            52,493,541             8,917,763
Accumulation Units Redeemed                                      (7,351,800)          (73,392,915)          (28,031,008)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding             2,632,963           (20,899,374)          (19,113,245)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.60% /(2)/           0.95% /(1)/           0.95% /(1)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.329971              1.046444              1.068326

Accumulation Units Issued                                           378,395                    --                    --
Accumulation Units Redeemed                                        (204,863)                   --                    --
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               173,532                    --                    --
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.40% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.259864              1.056289              1.079909

Accumulation Units Issued                                                --            10,365,270             4,321,711
Accumulation Units Redeemed                                              --           (18,863,071)           (9,424,487)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                    --            (8,497,801)           (5,102,776)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                              0.60% /(2)/           0.60% /(2)/
                                                                             --------------------  --------------------
Accumulation Unit Value                                                                  1.069240              1.095272

Accumulation Units Issued                                                               1,247,251               472,047
Accumulation Units Redeemed                                                            (1,183,961)             (804,040)
                                                                             --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                                      63,290              (331,993)
                                                                             ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                              0.40% /(2)/           0.40% /(2)/
                                                                             --------------------  --------------------
Accumulation Unit Value                                                                  0.936083              0.833197

Accumulation Units Issued                                                               1,348,301               655,694
Accumulation Units Redeemed                                                            (2,534,482)             (482,872)
                                                                             --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                                  (1,186,181)              172,822
                                                                             ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)


                                                                SUNAMERICA 2015       SUNAMERICA 2020        VALIC COMPANY I
The accumulation units outstanding and analysis of              HIGH WATERMARK        HIGH WATERMARK     MID CAP STRATEGIC GROWTH
the increase (decrease) in units outstanding as of                   FUND                  FUND                    FUND
December 31, 2011.                                           --------------------  --------------------  ------------------------
                                                                  DIVISION 81           DIVISION 82            DIVISION 83
                                                             --------------------  --------------------  ------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/       1.85% /(6)/             1.85% /(6)/
                                                             --------------------  --------------------    --------------------
Accumulation Unit Value                                                 1.1982500             1.1495050               0.9154290

Accumulation Units Issued                                                 728,864                    --                  76,702
Accumulation Units Redeemed                                            (4,627,007)                   --                 (13,698)
                                                             --------------------  --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (3,898,143)                   --                  63,004
                                                             ====================  ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/      1.00% /(2)(3)(4)(5)/         1.45% /(1)/
                                                             --------------------  --------------------    --------------------
Accumulation Unit Value                                                  1.214832              1.139397                1.274470

Accumulation Units Issued                                                  24,394             4,437,937                   2,551
Accumulation Units Redeemed                                              (439,622)           (3,709,287)                 (1,863)
                                                             --------------------  --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (415,228)              728,650                     688
                                                             ====================  ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/           0.80% /(2)/        1.00% /(2)(3)(4)(5)/
                                                             --------------------  --------------------    --------------------
Accumulation Unit Value                                                  1.231614              1.155145                1.316289

Accumulation Units Issued                                                      --               987,669               6,974,590
Accumulation Units Redeemed                                                (1,718)             (500,581)            (24,207,161)
                                                             --------------------  --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                      (1,718)              487,088             (17,232,571)
                                                             ====================  ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/           0.60% /(2)/             0.95% /(1)/
                                                             --------------------  --------------------    --------------------
Accumulation Unit Value                                                  1.017765              1.171119                1.320567

Accumulation Units Issued                                                      --                13,481                      --
Accumulation Units Redeemed                                                    --               (13,022)                     --
                                                             --------------------  --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                          --                   459                      --
                                                             ====================  ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.40% /(2)/             0.80% /(2)/
                                                                                   --------------------    --------------------
Accumulation Unit Value                                                                        0.948580                1.334934

Accumulation Units Issued                                                                            --               5,402,595
Accumulation Units Redeemed                                                                          --              (9,035,488)
                                                                                   --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                --              (3,632,893)
                                                                                   ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.60% /(2)/
                                                                                                           --------------------
Accumulation Unit Value                                                                                                1.353896

Accumulation Units Issued                                                                                               185,863
Accumulation Units Redeemed                                                                                            (415,325)
                                                                                                           --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                                  (229,462)
                                                                                                           ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.40% /(2)/
                                                                                                           --------------------
Accumulation Unit Value                                                                                                0.847936

Accumulation Units Issued                                                                                               442,595
Accumulation Units Redeemed                                                                                            (428,671)
                                                                                                           --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                                    13,924
                                                                                                           ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                    VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                                       SMALL CAP                   SMALL CAP                   SMALL CAP
The accumulation units outstanding and              SPECIAL VALUES                 STRATEGIC                  AGGRESSIVE
analysis of the increase (decrease) in units             FUND                     GROWTH FUND                 GRWOTH FUND
outstanding as of December 31, 2011.          --------------------        --------------------        --------------------
                                                      DIVISION 84                 DIVISION 85                 DIVISION 86
                                              --------------------        --------------------        --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          1.85% /(6)/                 1.85% /(6)/                 1.85% /(6)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                  0.9327580                    0.938846                    0.881481

Accumulation Units Issued                                       --                          --                       8,824
Accumulation Units Redeemed                                     --                          --                          --
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                   --                          --                       8,824
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                     1.00% /(2)(3)(4)(5)/        1.00% /(2)(3)(4)(5)/        1.00% /(2)(3)(4)(5)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                   0.971583                    0.998727                    1.155997

Accumulation Units Issued                                7,284,855                   5,973,543                   5,805,013
Accumulation Units Redeemed                            (20,964,320)                (12,967,080)                (11,845,254)
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                          (13,679,465)                 (6,993,537)                 (6,040,241)
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.80% /(2)/                 0.80% /(2)/                 0.80% /(2)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                   0.983476                    1.010961                    1.170139

Accumulation Units Issued                                9,056,506                   2,079,559                   3,716,701
Accumulation Units Redeemed                             (5,815,422)                 (3,307,679)                 (5,467,814)
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                            3,241,084                  (1,228,120)                 (1,751,113)
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.60% /(2)/                 0.60% /(2)/                 0.60% /(2)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                   0.995508                    1.023290                    1.184454

Accumulation Units Issued                                  422,680                      72,025                      46,080
Accumulation Units Redeemed                               (354,256)                   (194,186)                   (145,824)
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                               68,424                    (122,161)                    (99,744)
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.40% /(2)/                 0.40% /(2)/                 0.40% /(2)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                   0.882892                    0.914003                    0.950343

Accumulation Units Issued                                       --                          --                          --
Accumulation Units Redeemed                                     --                          --                          --
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                   --                          --                          --
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units
  Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units
  Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY I        VALIC COMPANY I       VALIC COMPANY I
                                                                 EMERGING ECONOMIES      GLOBAL STRATEGY        FOREIGN VALUE
The accumulation units outstanding and analysis of the increase         FUND                  FUND                  FUND
(decrease) in units outstanding as of December 31, 2011.        --------------------  --------------------  --------------------
                                                                    DIVISION 87            DIVISION 88           DIVISION 89
                                                                --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.853929              0.959887              0.853937

Accumulation Units Issued                                                     18,126               157,442               328,217
Accumulation Units Redeemed                                                       --                (4,086)              (46,258)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                         18,126               153,356               281,959
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 1.45% /(1)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5/)
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.829563              1.364636              0.987452

Accumulation Units Issued                                                     25,508            14,899,719            64,261,648
Accumulation Units Redeemed                                                   (9,610)          (30,430,925)          (59,451,455)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                         15,898           (15,531,206)            4,810,193
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.00% /(2)(3)(4)(5)/       0.80% /(2)/           0.80% /(2)/
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.853084              1.381327              0.999518

Accumulation Units Issued                                                 14,497,876            14,399,591            27,453,388
Accumulation Units Redeemed                                              (20,564,984)          (22,995,767)          (38,154,900)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     (6,067,108)           (8,596,176)          (10,701,512)
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.95% /(1)/           0.60% /(2)/           0.60% /(2)/
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.855471              1.398240              1.011778

Accumulation Units Issued                                                         --               945,761               776,230
Accumulation Units Redeemed                                                       --            (1,296,603)           (1,973,612)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                             --              (350,842)           (1,197,382)
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.80% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.863540              1.014944              0.719355

Accumulation Units Issued                                                 15,907,661                    --                 2,598
Accumulation Units Redeemed                                              (10,050,898)                   --               (83,080)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                      5,856,763                    --               (80,482)
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.60% /(2)/
                                                                --------------------
Accumulation Unit Value                                                     0.874103

Accumulation Units Issued                                                    897,446
Accumulation Units Redeemed                                                 (750,623)
                                                                --------------------
Increase (Decrease) in Accumulation Units Outstanding                        146,823
                                                                ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.40% /(2)/
                                                                --------------------
Accumulation Unit Value                                                     0.609469

Accumulation Units Issued                                                  3,698,282
Accumulation Units Redeemed                                               (3,209,801)
                                                                --------------------
Increase (Decrease) in Accumulation Units Outstanding                        488,481
                                                                ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                    VALIC COMPANY I     INVESCO BALANCE-RISK
                                                                   GLOBAL REAL ESTATE    COMMODITY STRATEGY
The accumulation units outstanding and analysis of the increase           FUND                  FUND
(decrease) in units outstanding as of December 31, 2011.          --------------------  --------------------
                                                                      DIVISION 101          DIVISION 102
                                                                  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.85% /(6)/           1.85% /(6)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.903129              0.965597

Accumulation Units Issued                                                       37,395                    --
Accumulation Units Redeemed                                                     (5,088)                   --
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                           32,307                    --
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.894454              0.966950

Accumulation Units Issued                                                   68,191,702             4,798,297
Accumulation Units Redeemed                                                (47,892,755)              (39,305)
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                       20,298,947             4,758,992
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80% /(2)/           0.80% /(2)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.901308              0.967265

Accumulation Units Issued                                                    5,739,815               152,780
Accumulation Units Redeemed                                                 (7,923,012)               (1,336)
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                       (2,183,197)              151,444
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60% /(2)/           0.60% /(2)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.908211              0.967586

Accumulation Units Issued                                                      571,919                27,913
Accumulation Units Redeemed                                                   (372,316)                   (1)
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                          199,603                27,912
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40% /(2)/           0.40% /(2)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.915178              0.967904

Accumulation Units Issued                                                           --                    --
Accumulation Units Redeemed                                                         --                    --
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                               --                    --
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2012, follows:

                 AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
      ------------------------------------- ------------------------------------------------------
               UNIT FAIR VALUE      NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
      UNITS       LOWEST TO        ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
      (000S)       HIGHEST         (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ------- ------------------ ---------- ---------- ----------  -------------   -----------------
VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 1
-----------------------------------------------------
2012      327 $ 6.49             $    2,435 $    2,514    2.14%    0.40% to  1.00%   5.00%
2011      369   6.18                  2,594      2,602    3.18     0.40  to  1.00    5.77
2010      381   5.85                  2,538      2,485    3.21     0.40  to  1.00    6.77
2009      396   5.48                  2,436      2,443    4.74     0.40  to  1.00    9.91
2008      491   4.98                  2,453      2,652    7.31     0.40  to  1.00   -3.97

VALIC COMPANY I MONEY MARKET I FUND, DIVISION 2
-----------------------------------------------
2012      207 $ 2.93             $      604 $      653    0.01%    0.40% to  1.00%  -0.99%
2011      237   2.96                    702        724    0.01     0.40  to  1.00   -0.98
2010      250   2.99                    745        906    0.01     0.40  to  1.00   -0.97
2009      354   3.02                  1,067      1,206    0.34     0.40  to  1.00   -0.70
2008      443   3.04                  1,344      1,331    2.32     0.40  to  1.00    1.21

VALIC COMPANY I MID CAP INDEX FUND, DIVISION 4
----------------------------------------------
2012  206,475 $ 1.11 to  $ 14.69 $2,515,665 $2,472,132    1.01%    0.40% to  1.85%  15.36% to   17.05%
2011  217,217   0.96 to    12.58  2,286,604  2,458,249    0.90     0.40  to  1.85   -3.80  to   -2.40
2010  229,477   1.03 to    12.91  2,496,518  2,143,995    1.11     0.40  to  1.25   24.43  to   25.75
2009  233,428   0.82 to    10.29  2,026,974  1,616,528    1.84     0.40  to  1.25   36.28  to   38.00
2008  244,773   0.59 to     7.49  1,556,585  2,249,264    1.00     0.40  to  1.25  -38.00  to  -37.00

VALIC COMPANY I ASSET ALLOCATION FUND, DIVISION 5
-------------------------------------------------
2012   24,967 $ 1.10 to  $  7.03 $  154,635 $  149,257    2.16%    0.40% to  1.85%  11.24% to   12.64%
2011   24,285   0.99 to     6.24    135,824    138,288    2.47     0.40  to  1.85   -0.92  to    0.52
2010   24,625   1.06 to     6.22    138,558    130,054    2.08     0.40  to  1.00   13.42  to   14.10
2009   26,016   0.93 to     5.46    128,975    112,275    3.15     0.40  to  1.00   22.38  to   23.00
2008   27,866   0.75 to     4.44    112,753    142,569    3.18     0.40  to  1.00  -22.88  to  -22.41

VALIC COMPANY I MONEY MARKET I FUND, DIVISION 6
-----------------------------------------------
2012  180,858 $ 0.96 to  $  2.30 $  369,794 $  382,382    0.01%    0.40% to  1.85%  -1.83% to   -0.39%
2011  190,599   0.98 to     2.31    394,983    390,998    0.01     0.40  to  1.85   -1.82  to   -0.39
2010  185,907   1.02 to     2.33    387,635    407,687    0.01     0.40  to  1.25   -1.43  to   -0.38
2009  203,942   1.02 to     2.34    428,483    462,539    0.32     0.40  to  1.25   -1.15  to    0.00
2008  234,879   1.02 to     2.35    496,779    469,954    2.27     0.40  to  1.25    0.75  to    1.82

VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 7
-----------------------------------------------------
2012   53,999 $ 1.09 to  $  4.05 $  199,039 $  177,674    2.50%    0.40% to  1.85%   4.12% to    5.43%
2011   44,539   1.05 to     3.84    156,309    147,378    3.29     0.40  to  1.85    4.87  to    6.40
2010   41,939   1.15 to     3.61    138,921    127,614    3.44     0.40  to  1.00    6.77  to    7.41
2009   37,698   1.07 to     3.37    116,753    112,951    4.82     0.40  to  1.00    9.91  to   11.00
2008   38,835   0.97 to     3.06    109,358    141,419    6.13     0.40  to  1.00   -3.97  to   -3.39

VALIC COMPANY I GOVERNMENT SECURITIES FUND, DIVISION 8
------------------------------------------------------
2012   31,983 $ 1.10 to  $  3.99 $  115,432 $  115,283    2.46%    0.40% to  1.85%   1.80% to    3.08%
2011   33,043   1.08 to     3.87    116,669    108,963    2.22     0.40  to  1.85    7.77  to    9.34
2010   34,699   1.12 to     3.55    112,820    119,919    2.87     0.40  to  1.00    2.93  to    3.55
2009   39,018   1.08 to     3.44    123,250    130,318    3.56     0.40  to  1.00   -4.74  to   -4.00
2008   48,452   1.12 to     3.59    160,387    129,526    2.74     0.40  to  1.00    8.66  to    9.32

VALIC COMPANY I STOCK INDEX FUND, DIVISION 10A
----------------------------------------------
2012    3,800 $27.95             $  107,820 $  107,550    1.74%    1.04%            14.42%
2011    4,320  24.43                107,283    113,620    1.63     1.01              0.81
2010    4,863  24.23                119,948    119,125    1.54     0.97             13.55
2009    5,436  21.34                118,342    113,495    2.21     0.94             24.91
2008    6,222  17.09                108,696    158,889    2.14     1.03            -37.83

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
      ----------------------------------- ------------------------------------------------------
              UNIT FAIR VALUE     NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
      UNITS      LOWEST TO       ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
      (000S)      HIGHEST        (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ------- ---------------- ---------- ---------- ----------  -------------   -----------------
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10B
----------------------------------------------
2012      204 $48.56           $   10,000 $    9,829    1.75%    0.62%            14.87%
2011      226  42.27                9,663     10,179    1.64     0.64              1.34
2010      255  41.71               10,702     10,593    1.54     0.63             14.23
2009      283  36.52               10,476     10,297    2.15     0.63             25.65
2008      343  29.06               10,107     14,389    2.23     0.42            -37.46

VALIC COMPANY I STOCK INDEX FUND. DIVISION 10C
----------------------------------------------
2012  570,425 $ 1.00 to  $6.56 $3,161,605 $3,054,503    1.78%    0.40% to  1.85%  13.46% to   15.12%
2011  606,629   0.87 to   5.71  2,947,401  3,028,368    1.68     0.40  to  1.85   -0.04  to    1.41
2010  646,779   0.85 to   5.64  3,118,465  2,982,658    1.59     0.40  to  1.45   13.03  to   14.23
2009  673,226   0.75 to   4.95  2,854,853  2,576,473    2.33     0.40  to  1.45   24.33  to   25.66
2008  680,762   0.59 to   3.95  2,299,825  3,429,040    2.00     0.40  to  1.45  -38.00  to  -37.00

VALIC COMPANY I STOCK INDEX FUND, DIVISION 10D
----------------------------------------------
2012    1,297 $10.52           $   13,704 $   13,180    1.79%    0.40% to  1.00%  14.42%
2011    1,368   9.19               12,650     13,619    1.60     0.40  to  1.00    0.81
2010    1,591   9.12               14,586     14,365    1.55     0.40  to  1.00   13.55
2009    1,752   8.03               14,143     13,440    2.22     0.40  to  1.00   24.91
2008    1,970   6.43               12,736     18,529    2.16     0.40  to  1.00  -37.83

VALIC COMPANY I INTERNATIONAL EQUITIES FUND, DIVISION 11
--------------------------------------------------------
2012  520,838 $ 0.98 to  $1.82 $  870,642 $  782,632    2.88%    0.40% to  1.85%  14.88% to   16.32%
2011  590,610   0.63 to   1.56    851,929    922,718    2.92     0.40  to  1.85  -14.69  to  -13.45
2010  545,749   0.73 to   1.81    914,538    827,162    2.51     0.40  to  1.00    7.38  to    8.03
2009  546,905   0.68 to   1.68    853,578    686,672    2.96     0.40  to  1.00   28.31  to   29.08
2008  546,311   0.53 to   1.30    664,239    885,419    3.44     0.40  to  1.00  -43.96  to  -43.62

VALIC COMPANY I GLOBAL SOCIAL AWARENESS FUND, DIVISION 12
---------------------------------------------------------
2012   65,030 $ 0.89 to  $4.50 $  267,576 $  259,865    1.83%    0.40% to  1.85%  16.12% to   16.83%
2011   72,176   0.76 to   3.86    255,983    275,896    1.99     0.40  to  1.85   -7.53  to   -6.55
2010   74,146   0.82 to   4.13    282,439    277,470    1.59     0.40  to  1.45   10.60  to   11.78
2009   82,271   0.73 to   3.71    281,524    251,597    2.74     0.40  to  1.45   29.66  to   31.04
2008  112,984   0.56 to   2.83    297,995    445,017    2.15     0.40  to  1.45  -40.85  to  -40.22

VALIC COMPANY I INTERNATIONAL GOVERNMENT BOND FUND, DIVISION 13
---------------------------------------------------------------
2012   56,985 $ 1.09 to  $3.52 $  182,727 $  190,798    3.20%    0.40% to  1.85%   6.64% to    8.21%
2011   66,998   1.03 to   3.26    201,827    180,773    3.92     0.40  to  1.85    2.57  to    4.06
2010   54,808   1.19 to   3.13    160,668    156,568    4.72     0.40  to  1.00    7.04  to    7.68
2009   56,220   1.10 to   2.92    153,805    139,893    4.23     0.40  to  1.00   10.47  to   11.14
2008   63,244   0.99 to   2.63    156,509    165,606    5.75     0.40  to  1.00   -1.56  to   -0.96

VALIC COMPANY I SMALL CAP INDEX FUND, DIVISION 14
-------------------------------------------------
2012  205,976 $ 1.07 to  $4.62 $  846,828 $  836,963    1.28%    0.40% to  1.85%  13.93% to   15.59%
2011  225,799   0.93 to   4.00    811,189    869,879    0.97     0.40  to  1.85   -6.06  to   -4.69
2010  239,145   0.97 to   4.21    908,953    802,437    0.92     0.40  to  1.45   24.72  to   26.04
2009  253,624   0.77 to   3.34    771,594    625,406    1.87     0.40  to  1.45   26.36  to   27.71
2008  269,419   0.60 to   2.62    647,869    881,941    1.61     0.40  to  1.45  -35.42  to  -34.73

VALIC COMPANY I CORE EQUITY FUND, DIVISION 15
---------------------------------------------
2012   95,915 $ 0.93 to  $2.46 $  219,871 $  223,389    1.49%    0.40% to  1.85%  12.10% to   13.74%
2011  105,328   0.82 to   2.17    213,715    229,899    1.08     0.40  to  1.85   -2.30  to   -0.88
2010  114,337   0.82 to   2.19    235,433    224,786    1.26     0.40  to  1.00   11.70  to   12.37
2009  126,171   0.73 to   1.95    232,389    196,305    2.17     0.40  to  1.00   22.12  to   22.85
2008  139,868   0.60 to   1.59    210,844    301,477    0.94     0.40  to  1.00  -37.70  to  -37.32

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
      ---------------------------------- ------------------------------------------------------
              UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
      UNITS      LOWEST TO      ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
      (000S)      HIGHEST       (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ------- --------------- ---------- ---------- ----------  -------------   -----------------
VALIC COMPANY I GROWTH & INCOME FUND, DIVISION 16
-------------------------------------------------
2012   34,018 $0.95 to  $2.54 $   80,380 $   81,443    0.91%    0.40% to  1.85%  11.27% to   12.68%
2011   36,023  0.78 to   2.25     76,135     81,238    0.77     0.40  to  1.85   -6.10  to   -4.73
2010   37,680  0.81 to   2.37     84,164     79,052    1.25     0.40  to  1.45   10.64  to   11.81
2009   40,126  0.73 to   2.12     80,518     68,356    2.57     0.40  to  1.45   20.05  to   21.33
2008   44,144  0.60 to   1.75     73,428    106,096    1.90     0.40  to  1.45  -37.67  to  -37.00

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND, DIVISION 17
------------------------------------------------------
2012  241,647 $0.66 to  $3.17 $  690,337 $  724,888    0.00%    0.40% to  1.85%  10.08% to   11.69%
2011  266,886  0.60 to   2.84    687,137    791,033      --     0.40  to  1.85   -7.71  to   -6.36
2010  293,662  0.65 to   3.04    812,819    726,982      --     0.40  to  1.45   20.32  to   21.60
2009  320,463  0.54 to   2.51    735,085    560,627    0.11     0.40  to  1.45   63.11  to   64.85
2008  331,257  0.33 to   1.52    463,670    736,702      --     0.40  to  1.45  -46.77  to  -46.20

VALIC COMPANY I SMALL CAP FUND, DIVISION 18
-------------------------------------------
2012   96,923 $1.11 to  $3.48 $  312,090 $  312,348    0.07%    0.40% to  1.85%  13.72% to   15.15%
2011  107,633  0.97 to   3.03    302,695    324,004    0.13     0.40  to  1.85   -2.58  to   -1.16
2010  114,707  0.99 to   3.07    328,013    289,296    0.18     0.40  to  1.00   28.27  to   29.04
2009  125,005  0.77 to   2.38    278,537    230,121    0.56     0.40  to  1.00   27.11  to   27.88
2008  137,567  0.60 to   1.87    240,997    341,874    0.38     0.40  to  1.00  -34.91  to  -34.52

VALIC COMPANY I INTERNATIONAL GROWTH FUND, DIVISION 20
------------------------------------------------------
2012  235,242 $1.04 to  $2.62 $  573,397 $  529,319    1.60%    0.40% to  1.85%  17.98% to   19.46%
2011  234,810  0.74 to   2.19    482,873    555,034    1.62     0.40  to  1.85  -11.46  to  -10.17
2010  259,788  0.82 to   2.44    597,987    522,038    1.50     0.40  to  1.00   11.47  to   12.14
2009  262,693  0.73 to   2.18    541,547    427,517    2.28     0.40  to  1.00   34.01  to   34.82
2008  267,849  0.54 to   1.62    411,248    584,007    1.65     0.40  to  1.00  -42.57  to  -42.22

VALIC COMPANY I DIVIDEND VALUE FUND, DIVISION 21
------------------------------------------------
2012  215,635 $0.98 to  $2.11 $  414,565 $  317,008    1.85%    0.40% to  1.85%  10.51% to   12.12%
2011  137,547  0.87 to   1.89    237,769    194,482    1.68     0.40  to  1.85    6.20  to    7.74
2010   93,955  0.81 to   1.76    151,322    132,577    1.38     0.40  to  1.00   12.91  to   13.59
2009   85,766  0.71 to   1.55    122,205     99,548    2.83     0.40  to  1.00   17.81  to   18.52
2008   89,191  0.60 to   1.31    107,471    156,956    2.32     0.40  to  1.00  -35.88  to  -35.49

VANGUARD LONG-TERM INVESTMENT GRADE FUND, DIVISION 22
-----------------------------------------------------
2012  107,229 $1.26 to  $3.40 $  324,948 $  285,625    4.67%    0.40% to  1.85%   9.61% to   11.21%
2011   91,923  1.15 to   3.07    252,660    205,693    5.37     0.40  to  1.85   15.04  to   16.71
2010   80,641  1.23 to   2.63    191,367    183,929    5.63     0.40  to  1.00    9.61  to   10.27
2009   78,886  1.11 to   2.39    170,703    156,319    6.25     0.40  to  1.00    7.67  to    8.32
2008   80,380  1.03 to   2.21    161,331    163,740    6.06     0.40  to  1.00    1.27  to    1.89

VANGUARD LONG-TERM TREASURY FUND, DIVISION 23
---------------------------------------------
2012  104,316 $1.29 to  $3.46 $  328,115 $  337,334    2.76%    0.40% to  1.85%   1.56% to    3.05%
2011  110,878  1.27 to   3.37    340,278    290,919    3.27     0.40  to  1.85   26.91  to   28.75
2010  120,333  1.21 to   2.62    288,502    310,318    4.03     0.40  to  1.00    7.84  to    8.48
2009  142,416  1.11 to   2.42    317,183    355,802    4.13     0.40  to  1.00  -12.93  to  -12.41
2008  179,085  1.27 to   2.77    457,525    363,716    4.33     0.40  to  1.00   21.29  to   22.02

VANGUARD WINDSOR II FUND, DIVISION 24
-------------------------------------
2012  550,354 $0.96 to  $2.95 $1,431,448 $1,446,920    2.33%    0.65% to  2.10%  14.28% to   15.96%
2011  609,057  0.83 to   2.55  1,377,632  1,434,797    2.23     0.65  to  2.10    0.57  to    2.04
2010  655,224  0.81 to   2.50  1,462,420  1,427,243    1.98     0.65  to  1.25    9.24  to    9.90
2009  715,186  0.74 to   2.28  1,462,917  1,181,133    2.77     0.65  to  1.25   25.47  to   26.23
2008  694,646  0.58 to   1.81  1,128,091  1,499,307    2.96     0.65  to  1.25  -37.49  to  -37.11

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

                  AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
        ---------------------------------- ------------------------------------------------------
                UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
        UNITS      LOWEST TO      ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
        (000S)      HIGHEST       (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
        ------- --------------- ---------- ---------- ----------  -------------   -----------------
VANGUARD WELLINGTON FUND, DIVISION 25
-------------------------------------
2012    511,573 $1.12 to  $3.46 $1,537,119 $1,522,306    2.86%    0.65% to  2.10%  10.23% to   11.84%
2011    548,042  1.02 to   3.10  1,483,510  1,530,644    2.97     0.65  to  2.10    1.70  to    3.18
2010    590,076  1.01 to   3.01  1,558,590  1,436,066    2.90     0.65  to  1.25    9.56  to   10.22
2009    581,855  0.92 to   2.74  1,395,733  1,189,390    3.62     0.65  to  1.25   20.68  to   21.41
2008    618,448  0.76 to   2.26  1,225,434  1,497,681    3.54     0.65  to  1.25  -23.26  to  -22.80

VALIC COMPANY II INTERNATIONAL SMALL CAP EQUITY FUND, DIVISION 33
-----------------------------------------------------------------
2012    275,156 $0.95 to  $1.92 $  501,215 $  505,481    2.04%    0.15% to  1.60%  20.10% to   21.61%
2011    345,788  0.63 to   1.58    519,835    605,065    1.64     0.15  to  1.60  -20.90  to  -19.74
2010    338,206  0.79 to   1.97    637,415    587,896    1.03     0.15  to  0.75   19.14  to   19.86
2009    376,297  0.66 to   1.65    595,446    495,566    1.70     0.15  to  0.75   24.64  to   25.39
2008    406,274  0.52 to   1.32    516,024    616,841    1.17     0.15  to  0.75  -41.85  to  -41.50

VALIC COMPANY II SMALL CAP GROWTH FUND, DIVISION 35
---------------------------------------------------
2012     40,783 $0.97 to  $1.93 $   74,470 $   74,429    0.00%    0.15% to  1.60%  10.58% to   11.98%
2011     43,106  0.87 to   1.72     70,618     73,384      --     0.15  to  1.60   -5.68  to   -4.31
2010     40,165  0.93 to   1.80     69,252     49,816      --     0.15  to  1.20   31.75  to   33.49
2009     34,299  0.70 to   1.35     44,559     33,811      --     0.15  to  1.20   35.77  to   37.56
2008     31,934  0.52 to   0.99     30,327     41,375      --     0.15  to  1.20  -44.05  to  -43.31

VALIC COMPANY II SMALL CAP VALUE FUND, DIVISION 36
--------------------------------------------------
2012    165,403 $1.03 to  $2.71 $  420,658 $  401,638    0.53%    0.15% to  1.60%  13.23% to   14.89%
2011    172,412  0.91 to   2.37    383,764    427,513    0.87     0.15  to  1.60   -9.23  to   -7.90
2010    184,161  1.00 to   2.58    448,256    379,693    1.17     0.15  to  0.75   24.88  to   25.63
2009    187,896  0.80 to   2.05    366,264    276,720    1.27     0.15  to  0.75   23.27  to   24.02
2008    145,609  0.64 to   1.66    228,970    259,868    1.06     0.15  to  0.75  -30.25  to  -29.83

VALIC COMPANY II MID CAP GROWTH FUND, DIVISION 37
-------------------------------------------------
2012     83,075 $1.02 to  $1.50 $  117,917 $  132,464    0.10%    0.15% to  1.60%   9.54% to   10.92%
2011    109,257  0.84 to   1.35    140,381    162,982      --     0.15  to  1.60   -6.60  to   -5.24
2010    118,027  0.89 to   1.43    160,999    179,414      --     0.15  to  0.75   21.28  to   22.01
2009    162,373  0.73 to   1.17    182,531    141,799      --     0.15  to  0.75   42.60  to   43.45
2008    167,995  0.51 to   0.82    132,414    166,293      --     0.15  to  0.75  -47.02  to  -46.70

VALIC COMPANY II MID CAP VALUE FUND, DIVISION 38
------------------------------------------------
2012    190,393 $1.05 to  $3.96 $  700,450 $  644,871    0.44%    0.15% to  1.60%  19.84% to   21.59%
2011    190,365  0.86 to   3.27    580,005    567,306    0.51     0.15  to  1.60  -10.23  to   -8.92
2010    165,538  0.95 to   3.59    555,061    485,670    0.70     0.15  to  0.75   21.29  to   22.02
2009    180,191  0.78 to   2.95    499,338    397,647    1.30     0.15  to  0.75   35.75  to   36.57
2008    193,079  0.57 to   2.17    393,903    513,298    0.46     0.15  to  0.75  -39.15  to  -38.79

VALIC COMPANY II CAPITAL APPRECIATION FUND, DIVISION 39
-------------------------------------------------------
2012     30,004 $0.81 to  $1.19 $   33,868 $   32,425    0.47%    0.15% to  1.60%  16.07% to   17.53%
2011     29,258  0.70 to   1.20     28,216     30,075    0.47     0.15  to  1.60   -3.44  to   -2.03
2010     31,069  0.72 to   1.24     30,770     28,686    0.40     0.15  to  1.20   12.70  to   14.18
2009     33,269  0.64 to   1.09     29,011     23,949    1.27     0.15  to  1.20   30.38  to   32.10
2008     35,384  0.49 to   0.83     23,480     32,614    0.07     0.15  to  1.20  -44.98  to  -44.26

VALIC COMPANY II LARGE CAP VALUE FUND, DIVISION 40
--------------------------------------------------
2012     80,659 $1.08 to  $1.99 $  151,544 $  150,793    1.33%    0.15% to  1.60%  15.07% to   16.52%
2011     95,597  0.73 to   1.71    155,197    161,604    1.01     0.15  to  1.60   -5.89  to   -4.52
2010     96,600  0.76 to   1.79    165,350    158,831    1.29     0.15  to  0.75   15.07  to   15.76
2009    106,396  0.66 to   1.55    158,240    136,168    2.07     0.15  to  0.75    9.36  to   10.02
2008    115,417  0.60 to   1.41    156,942    279,624    1.78     0.15  to  0.75  -37.19  to  -36.81

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                 AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
        -------------------------------- ------------------------------------------------------
                UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
        UNITS      LOWEST TO     ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
        (000S)      HIGHEST      (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
        ------- --------------- -------- ---------- ----------  -------------   -----------------
VALIC COMPANY II SOCIALLY RESPONSIBLE FUND, DIVISION 41
-------------------------------------------------------
2012    332,810 $1.13 to  $1.70 $536,742  $597,000     1.46%    0.15% to  1.60%  13.40% to   14.83%
2011    465,306  0.89 to   1.48  656,164   724,622     1.24     0.15  to  1.60   -0.30  to    1.15
2010    543,535  0.88 to   1.47  762,238   726,809     1.13     0.15  to  0.75   13.77  to   14.46
2009    588,653  0.77 to   1.29  724,759   589,344     1.89     0.15  to  0.75   29.72  to   30.50
2008    624,830  0.59 to   0.99  593,031   845,688     1.67     0.15  to  0.75  -38.01  to  -37.63

VALIC COMPANY II MONEY MARKET II FUND, DIVISION 44
--------------------------------------------------
2012    137,930 $0.97 to  $1.32 $172,581  $184,420     0.01%    0.15% to  1.60%  -1.58% to   -0.34%
2011    152,454  0.98 to   1.32  192,060   191,918     0.01     0.15  to  1.60   -1.57  to   -0.14
2010    145,958  1.03 to   1.33  185,792   211,555     0.01     0.15  to  0.75   -0.74  to   -0.14
2009    177,060  1.03 to   1.33  227,029   255,923     0.41     0.15  to  0.75   -0.40  to    0.20
2008    246,302  1.03 to   1.33  316,406   334,421     2.23     0.15  to  0.75    1.47  to    2.08

VALIC COMPANY I NASDAQ-100(R) INDEX FUND, DIVISION 46
-----------------------------------------------------
2012    212,283 $0.73 to  $1.17 $154,991  $145,921     0.50%    0.40% to  1.85%  15.78% to   17.23%
2011    184,202  0.62 to   1.01  115,067   116,952     0.37     0.40  to  1.85    1.08  to    2.55
2010    187,997  0.61 to   0.99  115,120   103,478     0.26     0.40  to  1.00   18.53  to   19.25
2009    195,757  0.51 to   0.83  101,088    72,999     0.31     0.40  to  1.00   53.89  to   54.81
2008    159,845  0.33 to   0.53   53,618    77,846     0.24     0.40  to  1.00  -42.99  to  -42.65

VALIC COMPANY II AGGRESSIVE GROWTH LIFESTYLE FUND, DIVISION 48
--------------------------------------------------------------
2012    151,965 $1.11 to  $2.34 $336,975  $289,368     1.53%    0.15% to  1.60%  13.38% to   14.80%
2011    110,693  0.95 to   2.04  214,836   180,875     2.04     0.15  to  1.60   -1.75  to   -0.32
2010     78,398  0.95 to   2.05  153,507   124,682     2.55     0.15  to  1.20   14.24  to   15.74
2009     63,007  0.82 to   1.77  107,254    81,839     1.98     0.15  to  1.20   27.30  to   28.98
2008     53,544  0.64 to   1.38   71,085    84,221     2.28     0.15  to  1.20  -33.93  to  -33.05

VALIC COMPANY II MODERATE GROWTH LIFESTYLE FUND, DIVISION 49
------------------------------------------------------------
2012    210,641 $1.11 to  $2.50 $498,521  $415,887     1.83%    0.15% to  1.60%  11.89% to   13.30%
2011    149,322  1.00 to   2.21  313,625   274,844     2.25     0.15  to  1.60   -0.35  to    1.10
2010    113,112  1.03 to   2.19  236,445   193,044     3.00     0.15  to  1.20   13.21  to   14.70
2009     89,780  0.90 to   1.91  164,570   127,577     2.66     0.15  to  1.20   24.28  to   25.91
2008     80,685  0.71 to   1.52  118,105   132,834     2.48     0.15  to  1.20  -27.25  to  -26.29

VALIC COMPANY II CONSERVATIVE GROWTH LIFESTYLE FUND, DIVISION 50
----------------------------------------------------------------
2012     92,004 $1.12 to  $2.50 $216,627  $179,805     2.30%    0.15% to  1.60%  10.11% to   11.49%
2011     63,788  1.02 to   2.24  135,919   116,178     2.76     0.15  to  1.60    1.79  to    3.27
2010     48,658  1.09 to   2.17  101,184    80,708     3.33     0.15  to  1.20   11.83  to   13.30
2009     35,263  0.96 to   1.92   65,146    52,683     3.67     0.15  to  1.20   19.14  to   20.71
2008     32,076  0.80 to   1.60   49,349    54,676     2.62     0.15  to  1.20  -19.51  to  -18.45

VANGUARD LIFESTRATEGY GROWTH FUND, DIVISION 52
----------------------------------------------
2012     97,744 $1.07 to  $1.80 $166,668  $158,810     2.39%    0.65% to  2.10%  11.99% to   13.40%
2011     97,374  0.86 to   1.59  146,998   147,901     2.06     0.65  to  2.10   -4.31  to   -2.91
2010     93,569  0.88 to   1.64  146,353   130,158     2.08     0.65  to  1.25   13.63  to   14.32
2009     90,265  0.77 to   1.43  124,240   101,794     2.50     0.65  to  1.25   23.44  to   24.18
2008     85,467  0.62 to   1.16   95,289   119,196     2.44     0.65  to  1.25  -35.21  to  -34.82

VANGUARD LIFESTRATEGY MODERATE GROWTH FUND, DIVISION 53
-------------------------------------------------------
2012    106,449 $1.07 to  $1.86 $187,532  $180,095     2.36%    0.65% to  2.10%   9.44% to   10.81%
2011    103,448  0.95 to   1.68  165,256   163,396     2.25     0.65  to  2.10   -1.82  to   -0.39
2010     98,281  0.95 to   1.69  158,557   144,747     2.34     0.65  to  1.25   11.91  to   12.58
2009     95,648  0.85 to   1.50  137,961   115,704     2.80     0.65  to  1.25   18.84  to   19.55
2008     91,608  0.71 to   1.26  111,169   131,333     3.05     0.65  to  1.25  -27.41  to  -26.97

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

               AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
      -------------------------------- ------------------------------------------------------
              UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
      UNITS      LOWEST TO     ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
      (000S)      HIGHEST      (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ------- --------------- -------- ---------- ----------  -------------   -----------------
VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND, DIVISION 54
-----------------------------------------------------------
2012   42,752 $1.07 to  $1.83 $ 74,254  $ 68,878     2.35%    0.65% to  2.10%   6.92% to    8.26%
2011   39,731  1.00 to   1.69   64,120    63,994     2.34     0.65  to  2.10   -0.35  to    1.10
2010   39,029  1.01 to   1.68   62,668    57,067     2.59     0.65  to  1.25    9.76  to   10.42
2009   36,792  0.92 to   1.52   53,838    46,000     3.11     0.65  to  1.25   15.60  to   16.30
2008   36,297  0.79 to   1.31   45,929    52,588     3.56     0.65  to  1.25  -20.52  to  -20.04

VALIC COMPANY II CORE BOND FUND, DIVISION 58
--------------------------------------------
2012  239,177 $1.10 to  $2.05 $459,847  $421,689     3.00%    0.15% to  1.60%   5.68% to    7.22%
2011  209,904  1.05 to   1.92  378,574   305,035     3.26     0.15  to  1.60    4.53  to    6.05
2010  144,575  1.21 to   1.81  246,246   176,396     3.64     0.15  to  1.20    8.00  to    9.42
2009   87,930  1.11 to   1.66  136,448   112,683     6.14     0.15  to  1.20   14.31  to   15.82
2008   80,969  0.96 to   1.43  108,756   155,936     5.27     0.15  to  1.20   -6.17  to   -4.93

VALIC COMPANY II STRATEGIC BOND FUND, DIVISION 59
-------------------------------------------------
2012  231,898 $1.14 to  $2.76 $603,911  $538,346     4.18%    0.15% to  1.60%  10.62% to   12.01%
2011  202,475  1.03 to   2.46  474,360   439,308     5.67     0.15  to  1.60    2.67  to    4.17
2010  181,559  1.19 to   2.37  411,674   378,971     5.62     0.15  to  1.20    9.39  to   10.83
2009  167,361  1.07 to   2.14  344,468   283,393     5.80     0.15  to  1.20   24.17  to   25.81
2008  159,484  0.85 to   1.71  262,296   308,244     7.78     0.15  to  1.20  -15.44  to  -14.32

VALIC COMPANY II HIGH YIELD BOND FUND, DIVISION 60
--------------------------------------------------
2012  129,786 $1.15 to  $2.48 $300,387  $248,391     6.16%    0.15% to  1.60%  11.94% to   13.35%
2011  105,061  1.03 to   2.18  216,844   217,690     7.19     0.15  to  1.60    2.75  to    4.25
2010  103,235  1.10 to   2.10  207,116   203,757     7.66     0.15  to  0.75   12.67  to   13.35
2009  108,230  0.97 to   1.86  192,756   154,152    10.37     0.15  to  0.75   42.43  to   43.29
2008  107,247  0.68 to   1.30  134,056   181,344     8.84     0.15  to  0.75  -31.81  to  -31.40

ARIEL FUND, DIVISION 68
-----------------------
2012  172,615 $1.03 to  $2.18 $349,450  $343,162     0.96%    0.40% to  1.85%  18.11% to   19.84%
2011  192,640  0.86 to   1.82  328,302   376,186     0.19     0.40  to  1.85  -12.96  to  -11.70
2010  204,028  0.98 to   2.07  396,452   346,936     0.01     0.40  to  1.00   24.72  to   25.47
2009  209,571  0.78 to   1.65  326,053   228,895     0.02     0.40  to  1.00   61.79  to   62.76
2008  210,618  0.48 to   1.02  202,490   331,104     0.97     0.40  to  1.00  -48.77  to  -48.46

ARIEL APPRECIATION FUND, DIVISION 69
------------------------------------
2012  139,223 $1.07 to  $2.20 $287,615  $277,062     0.83%    0.40% to  1.85%  17.16% to   18.87%
2011  146,226  0.91 to   1.85  255,760   281,612     0.37     0.40  to  1.85   -9.04  to   -7.72
2010  149,428  1.06 to   2.01  284,897   256,984     0.03     0.40  to  1.00   18.43  to   19.14
2009  155,818  0.89 to   1.69  250,852   180,169     0.17     0.40  to  1.00   61.33  to   62.31
2008  163,108  0.55 to   1.04  162,793   249,409     0.55     0.40  to  1.00  -41.33  to  -40.97

LOU HOLLAND GROWTH FUND, DIVISION 70
------------------------------------
2012   51,966 $1.12 to  $1.25 $ 62,551  $ 61,307     0.06%    0.40% to  1.85%  10.12% to   11.51%
2011   50,904  1.01 to   1.12   55,164    52,493       --     0.40  to  1.85    1.49  to    2.97
2010   47,876  0.98 to   1.09   50,714    45,631       --     0.40  to  1.00   12.84  to   13.52
2009   48,213  0.87 to   0.96   45,224    33,476       --     0.40  to  1.00   37.69  to   38.51
2008   43,833  0.63 to   0.70   29,858    40,753       --     0.40  to  1.00  -35.48  to  -35.09

VALIC COMPANY I BLUE CHIP GROWTH FUND, DIVISION 72
--------------------------------------------------
2012  359,500 $1.13 to  $1.18 $407,535  $396,858     0.05%    0.40% to  1.85%  15.96% to   17.42%
2011  363,493  0.90 to   1.01  352,236   375,736     0.02     0.40  to  1.85   -0.40  to    1.06
2010  390,794  0.89 to   1.00  377,066   408,096     0.04     0.40  to  1.00   15.06  to   15.75
2009  524,641  0.77 to   0.87  440,473   342,959     0.26     0.40  to  1.00   41.70  to   42.55
2008  451,191  0.54 to   0.61  267,117   293,877     0.17     0.40  to  1.00  -43.47  to  -43.13

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

                AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
        -------------------------------  ------------------------------------------------------
                UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
        UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
        (000S)     HIGHEST       (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
        ------- --------------  -------- ---------- ----------  -------------   -----------------
VALIC COMPANY I HEALTH SCIENCES FUND, DIVISION 73
-------------------------------------------------
2012    149,863 $1.40 to  $2.20 $315,416  $279,749     0.00%    0.40% to  1.85%  29.31% to   30.94%
2011    132,174  1.08 to   1.68  213,411   206,037     0.37     0.40  to  1.85    8.46  to   10.04
2010    126,203  1.05 to   1.53  186,279   175,419       --     0.40  to  1.00   14.60  to   15.29
2009    134,702  0.91 to   1.33  173,403   143,741       --     0.40  to  1.00   30.20  to   30.99
2008    143,853  0.70 to   1.02  142,129   181,521       --     0.40  to  1.00  -30.28  to  -29.86

VALIC COMPANY I VALUE FUND, DIVISION 74
---------------------------------------
2012     64,658 $1.10 to  $1.47 $ 91,345  $104,321     2.12%    0.40% to  1.85%  14.80% to   16.24%
2011     94,147  0.80 to   1.26  114,983   121,861     1.31     0.40  to  1.85   -4.06  to   -2.66
2010     98,833  0.82 to   1.30  124,704   137,330     0.64     0.40  to  1.00   13.75  to   14.43
2009    140,943  0.72 to   1.14  156,504   137,329     2.23     0.40  to  1.00   32.09  to   32.88
2008    178,504  0.54 to   0.86  150,143   191,340     1.03     0.40  to  1.00  -42.74  to  -42.39

VALIC COMPANY I BROAD CAP VALUE INCOME FUND, DIVISION 75
--------------------------------------------------------
2012     26,193 $1.12 to  $1.24 $ 31,467  $ 29,715     0.70%    0.40% to  1.85%  11.89% to   13.30%
2011     24,927  0.90 to   1.09   26,600    26,288     1.76     0.40  to  1.85   -0.19  to    1.26
2010     20,311  0.89 to   1.08   24,199    21,304     1.83     0.40  to  1.00   13.30  to   13.98
2009     19,603  0.78 to   0.95   20,667    16,746     2.34     0.40  to  1.00   24.07  to   24.82
2008     20,170  0.62 to   0.76   17,061    22,875     2.18     0.40  to  1.00  -35.12  to  -34.73

VALIC COMPANY I LARGE CAP CORE FUND, DIVISION 76
------------------------------------------------
2012     95,261 $1.13 to  $1.47 $136,137  $132,383     1.02%    0.40% to  1.85%  16.49% to   17.95%
2011    101,911  0.97 to   1.25  124,377   130,246     0.91     0.40  to  1.85   -2.85  to   -1.44
2010    101,954  1.02 to   1.27  127,140   127,049     1.06     0.40  to  1.00   15.58  to   16.28
2009    101,838  0.88 to   1.09  109,687    93,286     1.47     0.40  to  1.00   36.93  to   37.75
2008    120,552  0.64 to   0.79   94,759    76,422     0.72     0.40  to  1.00  -33.15  to  -32.75

VALIC COMPANY I INFLATION PROTECTED FUND, DIVISION 77
-----------------------------------------------------
2012    298,846 $1.15 to  $1.43 $413,284  $379,284     2.77%    0.40% to  1.85%   6.05% to    7.38%
2011    255,365  1.08 to   1.33  330,664   287,954     1.72     0.40  to  1.85    8.10  to    9.67
2010    208,880  1.15 to   1.22  248,185   234,203     2.40     0.40  to  1.00    8.05  to    8.70
2009    172,929  1.06 to   1.12  195,635   154,654     1.04     0.40  to  1.00    8.49  to    9.15
2008    143,120  0.97 to   1.03  150,002   133,699     4.83     0.40  to  1.00   -6.27  to   -5.70

VALIC COMPANY I VALIC GROWTH FUND, DIVISION 78
----------------------------------------------
2012    665,111 $1.07 to  $1.22 $789,736  $790,190     0.72%    0.40% to  1.85%  12.80% to   14.46%
2011    674,070  0.94 to   1.07  703,255   744,771     0.70     0.40  to  1.85   -2.44  to   -1.02
2010    705,473  0.95 to   1.08  747,679   685,482     0.67     0.40  to  1.45   16.53  to   17.77
2009    764,385  0.80 to   0.92  691,637   568,285     0.95     0.40  to  1.45   34.55  to   35.98
2008    826,768  0.59 to   0.68  553,158   817,995     0.02     0.40  to  1.45  -40.51  to  -39.88

VALIC COMPANY I LARGE CAPITAL GROWTH FUND, DIVISION 79
------------------------------------------------------
2012    289,231 $0.93 to  $1.22 $343,216  $356,451     0.21%    0.40% to  1.85%  10.37% to   11.98%
2011    316,720  0.83 to   1.10  337,606   374,650     0.28     0.40  to  1.85   -7.84  to   -6.49
2010    341,447  0.89 to   1.17  391,506   362,773     0.42     0.40  to  1.45   13.82  to   15.03
2009    371,886  0.77 to   1.02  372,794   310,848     0.86     0.40  to  1.45   29.26  to   30.64
2008    402,218  0.59 to   0.78  310,364   445,695     0.24     0.40  to  1.45  -39.43  to  -38.78

SUNAMERICA 2010 HIGH WATERMARK FUND, DIVISION 80 (CLOSED)/ (4)/
--------------------------------------------------------------
2008         --    -- to     --       --    13,452       --     0.40% to  1.00%   1.59% to    1.71%

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

                 AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
      ------------------------------------  ------------------------------------------------------
                 UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
        UNITS      LOWEST TO       ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
        (000S)      HIGHEST        (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ---------- --------------  ---------- ---------- ----------  -------------   -----------------
SUNAMERICA 2015 HIGH WATERMARK FUND, DIVISION 81/(8)/
----------------------------------------------------
2011  $17,056.00 $1.02 to  $1.23 $20,464.00 $22,019.00    2.23%    0.65% to  1.25%   4.63% to    5.26%
2010      21,371  0.97 to   1.17     24,363     26,186    2.10     0.65  to  1.25    5.27  to    5.90
2009      25,578  0.91 to   1.11     27,849     27,673    1.91     0.65  to  1.25   -1.64  to   -1.05
2008      26,300  0.92 to   1.12     29,108     27,723    2.01     0.65  to  1.25   -5.96  to   -5.39

SUNAMERICA 2020 HIGH WATERMARK FUND, DIVISION 82
------------------------------------------------
2012      13,367 $1.17 to  $1.21 $   15,716 $   17,642    2.31%    0.65% to  1.25%   2.96% to    3.37%
2011      16,423  0.95 to   1.17     18,751     15,862    2.73     0.65  to  1.25   15.90  to   16.59
2010      15,226  0.81 to   1.01     14,991     13,842    2.69     0.65  to  1.25    7.50  to    8.14
2009      13,153  0.75 to   0.93     12,042     11,690    2.24     0.65  to  1.25   -7.32  to   -6.76
2008      12,028  0.81 to   1.00     11,879     12,395    2.22     0.65  to  1.25  -17.31  to  -16.80

VALIC COMPANY I MID CAP STRATEGIC GROWTH FUND, DIVISION 83
----------------------------------------------------------
2012     164,490 $0.92 to  $1.47 $  233,684 $  248,952    0.00%    0.40% to  1.85%   7.22% to    8.79%
2011     187,090  0.85 to   1.35    245,809    284,353    0.47     0.40  to  1.85   -8.46  to   -7.12
2010     208,331  0.91 to   1.46    296,518    259,638    0.06     0.40  to  1.45   24.35  to   25.67
2009     221,863  0.73 to   1.16    252,605    199,361    0.64     0.40  to  1.45   44.94  to   46.49
2008     231,620  0.50 to   0.80    181,182    295,424      --     0.40  to  1.45  -48.83  to  -48.29

VALIC COMPANY I SMALL CAP SPECIAL VALUES FUND, DIVISION 84
----------------------------------------------------------
2012     170,518 $1.05 to  $1.13 $  188,728 $  184,666    0.60%    0.40% to  1.85%   4.84% to   13.82%
2011     186,944  0.88 to   1.00    182,403    193,401    0.77     0.40  to  1.85   -5.93  to   -5.36
2010     197,528  0.93 to   1.05    204,726    187,800    0.65     0.40  to  1.00   20.39  to   21.11
2009     213,947  0.77 to   0.87    184,086    149,260    1.98     0.40  to  1.00   30.19  to   30.97
2008     229,331  0.59 to   0.67    151,515    219,815    1.09     0.40  to  1.00  -36.15  to  -35.76

VALIC COMPANY I SMALL MID GROWTH FUND, DIVISION 85
--------------------------------------------------
2012      91,849 $1.03 to  $1.14 $  101,706 $  104,088    0.00%    0.40% to  1.85%   2.86% to   10.94%
2011      98,545  0.91 to   1.02     98,730    109,073      --     0.40  to  1.85   -5.31  to   -4.75
2010     106,947  0.96 to   1.08    113,096     98,531      --     0.40  to  1.00   24.97  to   25.73
2009     112,722  0.76 to   0.86     95,333     76,536    0.25     0.40  to  1.00   39.45  to   40.29
2008     115,211  0.54 to   0.61     69,837    101,001    0.08     0.40  to  1.00  -40.30  to  -39.93

VALIC COMPANY I SMALL CAP AGGRESSIVE GROWTH FUND, DIVISION 86
-------------------------------------------------------------
2012      55,949 $1.00 to  $1.35 $   73,916 $   75,295    0.00%    0.40% to  1.85%  12.96% to   14.38%
2011      60,834  0.88 to   1.18     70,524     81,094      --     0.40  to  1.85  -11.85  to  -10.57
2010      68,838  1.06 to   1.33     89,729     84,552      --     0.40  to  1.00   26.54  to   27.30
2009      67,301  0.83 to   1.04     69,293     48,669    0.01     0.40  to  1.00   51.58  to   52.49
2008      55,785  0.55 to   0.69     37,879     54,383      --     0.40  to  1.00  -41.16  to  -40.80

VALIC COMPANY I EMERGING ECONOMIES FUND, DIVISION 87
----------------------------------------------------
2012     589,559 $0.72 to  $1.03 $  586,649 $  474,324    0.73%    0.40% to  1.85%  16.71% to   18.42%
2011     263,671  0.61 to   0.87    219,563    241,218    0.97     0.40  to  1.85  -14.61  to  -13.36
2010     263,737  0.70 to   1.01    254,860    238,413    1.76     0.40  to  1.45    9.61  to   10.77
2009     282,505  0.64 to   0.91    248,410    205,613    0.38     0.40  to  1.45   27.72  to   29.08
2008     303,049  0.49 to   0.71    208,026    328,038    1.18     0.40  to  1.45  -46.87  to  -46.30

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

                  AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
          -------------------------------  ------------------------------------------------------
                  UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
          UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
          (000S)     HIGHEST       (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
          ------- --------------  -------- ---------- ----------  -------------   -----------------
VALIC COMPANY I GLOBAL STRATEGY FUND, DIVISION 88
-------------------------------------------------
2012      273,255 $1.13 to  $1.66 $442,647  $463,613     5.69%    0.40% to  1.85%  17.35% to   18.83%
2011      335,756  0.96 to   1.40  459,716   502,485     4.41     0.40  to  1.85   -4.01  to   -2.61
2010      361,200  1.04 to   1.44  510,781   425,350     3.54     0.40  to  1.00   10.57  to   11.23
2009      320,247  0.94 to   1.30  409,351   349,195    10.60     0.40  to  1.00   22.79  to   23.53
2008      354,647  0.76 to   1.05  369,050   447,117     5.76     0.40  to  1.00  -21.58  to  -21.11

VALIC COMPANY I FOREIGN VALUE FUND, DIVISION 89
-----------------------------------------------
2012      744,687 $0.85 to  $1.19 $867,033  $832,638     3.20%    0.40% to  1.85%  16.59% to   18.30%
2011      839,594  0.72 to   1.01  831,211   949,942     2.58     0.40  to  1.85  -14.61  to  -13.36
2010      848,633  0.83 to   1.17  975,265   848,704     1.82     0.40  to  1.00    6.51  to    7.15
2009      751,757  0.77 to   1.09  810,513   642,165     2.97     0.40  to  1.00   45.89  to   46.77
2008      765,921  0.53 to   0.75  565,647   820,333     3.43     0.40  to  1.00  -45.10  to  -44.77

VALIC COMPANY I GLOBAL REAL ESTATE FUND, DIVISION 101 /(5)/
----------------------------------------------------------
2012      281,040 $1.16 to  $1.18 $326,429  $283,429     1.74%    0.40% to  1.85%  28.60% to   30.22%
2011      272,862  0.89 to   0.92  244,297   256,372     2.22     0.40  to  1.85   -9.69  to   -8.37
2010      254,996  0.98 to   1.00  250,623   265,805     5.68     0.40  to  1.00   17.05  to   17.75
2009      312,027  0.84 to   0.85  270,476   208,280    13.12     0.40  to  1.00   30.58  to   31.36
2008      294,039  0.64 to   0.65  195,460    51,139     5.32     0.40  to  1.00  -35.75  to  -35.43

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND, DIVISION 102 /(6)/
----------------------------------------------------------------
2012      215,787 $0.98 to  $1.00 $214,139  $176,572     2.46%    0.40% to  1.85%  -1.77% to    3.01%
2011        4,938  0.97 to   0.97    4,772     3,069       --     0.40  to  1.85   -3.30  to   -3.24

VALIC COMPANY I DYNAMIC ALLOCATION FUND, DIVISION 103/(7)/
---------------------------------------------------------
2012            1 $1.00 to  $1.00 $  9,981  $  9,954     0.00%    0.40% to  1.85%  -0.24% to   -0.24%

/(1)/These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
/(2)/These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, net of any expense reimbursements, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
/(3)/These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
/(4)/Fund commenced operations on February 18, 2005 and closed April 21, 2008. /(5)/Fund commenced operations on March 7, 2008.
/(6)/Fund commenced operations on November 1, 2011.
/(7)/Fund commenced operations on December 31, 2012.
/(8)/Fund closed on October 26, 2012.

                              Portfolio Director
                             Portfolio Director 2
                            Portfolio Director Plus
                 Fixed and Variable Deferred Annuity Contracts

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:
     (i)   Audited Financial Statements - The Variable Annuity Life Insurance Company
           Report of Independent Registered Public Accounting Firm
           Consolidated Balance Sheets
           Consolidated Statements of Income (Loss)
           Consolidated Statements of Comprehensive Income
           Consolidated Statements of Shareholder's Equity
           Consolidated Statements of Cash Flows
           Notes to Consolidated Financial Statements
     (ii)
           Audited Financial Statements - The Variable Annuity Life Insurance Company Separate
           Account A
           Report of Independent Registered Public Accounting Firm
           Statements of Assets and Liabilities
           Statements of Operations
           Schedules of Portfolio Investments
           Statements of Changes in Net Assets
           Notes to Financial Statements

(b)   Exhibits
1.     Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of
       April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A. (1)
1(b).  Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The
       Variable Annuity Life Insurance Company Board of Directors. (8)
2.     Not Applicable.
3(a).  Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life
       Insurance Company Separate Account A and A. G. Distributors, Inc. (2)
4(a).  Specimen Individual Annuity Contract. (Form UIT-194). (1)
4(b).  Specimen Group Annuity Contract. (Form UITG-194). (1)
4(c).  Specimen Individual Non-Qualified Annuity Contract. (Form UITN-194). (1)
4(d).  Specimen Certificate of Participation under Group Annuity Contract (Form UITG-194P). (1)
4(e).  Specimen Individual Retirement Account Annuity Contract. (Form UIT-IRA-194). (1)
4(f).  Specimen Simplified Employee Pension Contract (Form UIT-SEP-194). (1)
4(g).  Specimen Endorsement to Group Annuity Contract or Certificate of Participation under Group Annuity Contract.
       (Form UITG-194-RSAC), effective upon issuance. (3)
4(h).  Specimen SIMPLE Individual Retirement Annuity Contract (Form UIT-SIMPLE-897). (4)
4(i).  Specimen Portfolio Director Endorsement to Individual Annuity Contract (Form IPD-798). (4)
4(j).  Specimen Portfolio Director Individual Retirement Annuity (IRA) Endorsement to Individual Retirement Account
       Annuity Contract (Form IPDIRA-798). (4)
4(k).  Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA) Endorsement to Individual Non-Qualified
       Annuity Contract (Form IPDN-798). (4)
4(l).  Specimen Economic Growth and Tax Relief Reconciliation Act ("EGTRRA") Retirement Plan Annuity Contract
       Endorsement (Form EGTR-302). (8)
4(m).  Specimen EGTRRA Individual Retirement Annuity Endorsement (Form EGTRIRA 802). (8)
4(n).  Specimen EGTRRA Roth Individual Retirement Annuity Endorsement (Form ROTHEGTR-802). (8)

4(o).       Form of Guaranteed Minimum Withdrawal Benefit Endorsement. (9)
4(p).       Form of Premium Enhancement Credit Endorsement on First-Year Contributions. (12)
4(q).       Form of Premium Enhancement Credit Endorsement on Eligible Deposits. (12)
4(r).       Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement. (14)
4(s).       Death Benefit Endorsement. (15)
5(a)(i).    Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed
            and Variable Annuity for use with all plan types except Individual Retirement Annuities (IRA),
            Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred Annuities (NQDA). (8)
5(a)(ii).   Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed
            and Variable Annuity for use with Individual Retirement Annuities (IRA), Simplified Employee
            Pension Plans (SEP), and Non-Qualified Deferred Annuities (NQDA). (8)
5(b).       Specimen Group Master Application. (8)
6(a).       Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life
            Insurance Company, effective as of April 28, 1989. (1)
6(b).       Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The
            Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March
            28, 1990 (1)
6(c).       Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as
            amended through August 3, 2006. (10)
7.          Not Applicable.
8(a).       (1) Participation Agreement between The Variable Annuity Life Insurance Company and
            Vanguard Group, Inc. (5)
            (2) Amendment No. 1 to Participation Agreement between The Variable Annuity Life Insurance
            Company and The Vanguard Group, Inc., effective July 17, 1998. (6)
8(b)(i).    Form of Participation Agreement between The Variable Annuity Life Insurance Company, Ariel
            Investment Trust and Ariel Distributors, Inc. dated November 7, 2000. (7)
8(b)(ii).   Form of Administrative Services Agreement between The Variable Annuity Life Insurance
            Company and Ariel Distributors, Inc. (7)
8(c)(i).    Form of Participation Agreement among The Variable Annuity Life Insurance Company, Forum
            Funds and Holland Capital Management LLC dated as of January 28, 2010. (13)
8(c)(ii).   Form of Administrative Services Agreement between The Variable Annuity Life Insurance
            Company and Holland Capital Management, L.P. dated November 1, 2000. (7)
8(c)(iii).  Form of Participation Agreement among Invesco Distributors, Inc. and The Variable Annuity
            Life Insurance Company dated as of November 1, 2011. (16)
8(c)(iv).   Form of Administrative Services Agreement between Invesco Distributors, Inc., Invesco
            Investment Services, Inc., The Variable Annuity Life Insurance Company and American General
            Distributors, Inc. dated as of November 1, 2011. (16)
8(c)(v).    Participation Agreement among American Beacon Funds, American Beacon Advisors, Inc. and
            The Variable Annuity Life Insurance Company dated as of March 23, 2012. (17)
8(c)(vi).   Administrative Services Agreement among American Beacon Funds, American Beacon
            Advisors, Inc. and The Variable Annuity Life Insurance Company dated as of March 23, 2012.
            (17)
8(d)        Capital Maintenance Agreement. (15)
9.          Opinion of Counsel and Consent of Depositor. (11)
10(a).      Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP.
            (Filed herewith)
10(b).      Consent of Independent Accountants - PricewaterhouseCoopers.(Filed herewith)
11.         Not Applicable.
12.         Not Applicable.
13.         Calculation of standard and nonstandard performance information. (3)
14(a).      Powers of Attorney - The Variable Annuity Life Insurance Company (Filed herewith)
15.         Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (1)

(1)  Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 033-75292/811-
     03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No.
     0000950129-96-000265.

(2)  Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-
     75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession
     No. 0000950129-00-001969.

(3)  Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-
     75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997,
     Accession No. 0000950129-97-005374.

(4)  Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-
     75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998,
     Accession No. 0000950129-98-005074.

(5)  Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 033-75292/811-
     03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No.
     0000950129-96-001391.

(6)  Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 033-
     75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998,
     Accession No. 0000950129-98-003727.

(7)  Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-
     75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000,
     Accession No. 0000950129-00-005232.

(8)  Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 033-
     75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession
     No. 0000899243-03-000987.

(9)  Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 033-
     75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession
     No. 0000354912-06-000020.

(10) Incorporated by reference to Initial Form N-4 (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance
     Company Separate Account A filed on October 11, 2006, Accession No. 0001193125-06-206012.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-137942/811-03240) of The
     Variable Annuity Life Insurance Company Separate Account A filed on December 15, 2006, Accession No. 0001193125-06-
     254482.

(12) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 (File No. 333-137942/811-03240) of The
     Variable Annuity Life Insurance Company Separate Account A filed on May 25, 2007, Accession No. 0000354912-07-
     000021.

(13) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 (File No. 333-137942/811-03240) of The
     Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession No. 0001193125-10-
     101439.

(14) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4 (File No. 333-137942/811-03240) of The
     Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession No. 0001193125-11-
     039089.

(15) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 (File No. 333-137942/811-03240) of The
     Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2011, Accession No. 0001193125-11-
     118987.

(16) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 (File No. 333-137942/811-03240) of The
     Variable Annuity Life Insurance Company Separate Account A filed on November 1, 2011, Accession No. 0001193125-11-
     290526.

(17) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-4 (File No. 333-137942/811-03240) of The
     Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2012, Accession No. 0001193125-12-
     194923.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

Jay S. Wintrob (2)                       Director, Chairman and Chief
                                           Executive Officer
Bruce R. Abrams                          Director and President
Thomas J. Diemer                         Director, Senior Vice President and
                                           Chief Risk Officer
Jeffrey M. Farber                        Director
Mary Jane B. Fortin                      Director, Executive Vice President
                                           and Chief Financial Officer
Deborah A. Gero (2)                      Director, Senior Vice President and
                                           Chief Investment Officer
Jana W. Greer (3)                        Director
Stephen A. Maginn (3)                    Director, Senior Vice President and
                                           Chief Distribution Officer
James A. Mallon                          Director
Jonathan J. Novak                        Director
Curtis W. Olson (1)                      Director
Glenn R. Harris                          Executive Vice President
Robert M. Beuerlein                      Senior Vice President and Chief and
                                           Appointed Actuary
Randall W. Epright                       Senior Vice President and Chief
                                           Information Officer
Sharla A. Jackson (5)                    Senior Vice President
Joseph P. McKernan                       Senior Vice President
Christine A. Nixon (2)                   Senior Vice President
Tim W. Still                             Senior Vice President and Chief
                                           Operations Officer
Steven D. Anderson                       Vice President and Controller
Jim A. Coppedge                          Vice President, General Counsel and
                                           Assistant Secretary
Julie Cotton Hearne                      Vice President and Secretary
David den Boer                           Vice President and Chief Compliance
                                           Officer
William T. Devanney, Jr.                 Vice President and Tax Officer
Gavin D. Friedman (2)                    Vice President and Litigation Officer
Tracy E. Harris                          Vice President, Product Filings
Mallary L. Reznik (2)                    Vice President and Assistant Secretary
T. Clay Spires                           Vice President and Tax Officer
William C. Wolfe                         Vice President and Treasurer
Manda Ghaferi (2)                        Vice President
David S. Jorgensen                       Vice President
Melissa H. Cozart                        Privacy Officer
Craig M. Long                            Anti-Money Laundering and Office of
                                           Foreign Asset Control Officer
David J. Kumatz (4)                      Assistant Secretary
Virginia N. Puzon (2)                    Assistant Secretary
Mary C. Birmingham                       38a-1 Compliance Officer

(1)   3600 Route 66, Neptune, NJ 07753

    (2)  1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
    (3)  21650 Oxnard Street, Woodland Hills, CA 91367
    (4)  200 American General Way, Brentwood, TN 37027
    (5)  205 E. 10th Avenue, Amarillo, Texas 79101

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-13-001390, filed February 21, 2013. Exhibit 21 is incorporated herein by reference.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2013:

                                  Qualified Contracts Non-Qualified Contracts
                                   Group   Individual Group     Individual
         Portfolio Director        6,838    21,200     395          0
         Portfolio Director 2     87,750    65,160    11,447        0
         Portfolio Director Plus  204,171   109,882   43,166        0

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event
(a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL           POSITION AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS             AMERICAN GENERAL DISTRIBUTORS, INC.
Kurt W. Bernlohr             Director, Chief Executive Officer and
                               President
Jim Coppedge                 Director and Secretary
David H. den Boer            Director and Senior Vice President
Thomas G. Norwood            Executive Vice President
Krien VerBerkmoes            Chief Compliance Officer
John Reiner                  Chief Financial Officer and Treasurer
Daniel R. Cricks             Tax Officer
Tom Ward                     Vice President

Paul Hoepfl                Assistant Treasurer
Linda L. Pinney            Assistant Treasurer
Robert C. Bauman           Assistant Vice President
Debra L. Herzog            Assistant Secretary
Paula G. Payne             Assistant Secretary

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:
       The Variable Annuity Life Insurance Company
       Attn: Operations Administration
       2929 Allen Parkway
       Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

       1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

       2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;
       3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

       (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

       (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

       (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

       (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his Account Value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:
       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

       (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

       (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

       The Company has complied, and is complying, with the provisions of paragraphs (a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

       (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the division to the attention of the eligible employees;

       (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her Account Values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

                                  SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2013.


                                     THE VARIABLE ANNUITY LIFE INSURANCE
                                     COMPANY SEPARATE ACCOUNT A
                                     (Registrant)

                                BY:  THE VARIABLE ANNUITY LIFE INSURANCE
                                     COMPANY
                                     (On behalf of the Registrant and itself)

                                BY:  /s/MARY JANE B. FORTIN
                                     ------------------------------------
                                     Mary Jane B. Fortin
                                     Executive Vice President
                                        and Chief Financial Officer

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE                   DATE
---------                                -----                   ----

*JAY S. WINTROB         Director, Chairman and Chief Executive   April 30, 2013
---------------------   Officer
JAY S. WINTROB

* BRUCE R. ABRAMS       Director and President                   April 30, 2013
---------------------
BRUCE R. ABRAMS

*THOMAS J. DIEMER       Director, Senior Vice President and      April 30, 2013
---------------------   Chief Risk Officer
THOMAS J. DIEMER

*JEFFREY M. FARBER      Director                                 April 30, 2013
---------------------
JEFFREY M. FARBER

*MARY JANE B. FORTIN    Director, Executive Vice President       April 30, 2013
---------------------   and Chief Financial Officer
MARY JANE B. FORTIN

---------------------   Director, Senior Vice President and      April 30, 2013
DEBORAH A. GERO         Chief Investment Officer

*JANA W. GREER          Director                                 April 30, 2013
---------------------
JANA W. GREER

*STEPHEN A. MAGINN      Director, Senior Vice President and      April 30, 2013
---------------------   Chief Distribution Officer
STEPHEN A. MAGINN

*JAMES A. MALLON        Director                                 April 30, 2013
---------------------
JAMES A. MALLON

*JONATHAN J. NOVAK      Director                                 April 30, 2013
---------------------
JONATHAN J. NOVAK

*CURTIS W. OLSON        Director                                 April 30, 2013
---------------------
CURTIS W. OLSON

*STEVEN. D ANDERSON     Vice President and Controller            April 30, 2013
---------------------
STEVEN. D ANDERSON

/S/JENNIFER POWELL      Attorney-In-Fact                         April 30, 2013
---------------------
*JENNIFER POWELL

Index of Exhibits


10(a)  Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

10(b)  Consent of Independent Accountants - PricewaterhouseCoopers

14(a)  Powers of Attorney - The Variable Annuity Life Insurance Company